THE TRAVELERS VARIABLE

PRODUCTS FUNDS

ANNUAL REPORTS
DECEMBER 31, 1998


                Managed Assets Trust
                High Yield Bond Trust
                Capital Appreciation Fund
                Money Market Portfolio

                The Travelers Series Trust:

                U.S. Government Securities Portfolio
                Social Awareness Stock Portfolio
                Utilities Portfolio


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The Travelers Insurance Company
The Travelers Life and Annuity Company
One Tower Square
Hartford, CT  06183

ANNUAL REPORT FOR THE TRAVELERS VARIABLE PRODUCTS FUNDS
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DEAR SHAREHOLDER:

We are pleased to provide the annual report for The Travelers Series Trust -- Managed Assets Trust, High Yield Bond Trust, Capital Appreciation Fund, Money Market Portfolio ("Trust" or "Fund") and the Travelers Series Trust -- U.S. Government Securities, Social Awareness Stock and Utilities Portfolios; ("Portfolio") for the year ended December 31, 1998.

In this letter, we briefly discuss general economic and market conditions. In addition, more detailed comparisons showing the growth of a hypothetical $10,000 investment in each Trust or Portfolio since its inception date can be found in this report. A more detailed summary of performance and current holdings for each Trust or Portfolio can be found in the pages listed below.

                                                          MARKET      SCHEDULE OF
SUBACCOUNT                                              COMMENTARY    INVESTMENTS
----------                                              ----------    -----------
Managed Assets Trust..................................       3             9
High Yield Bond Trust.................................       4            17
Capital Appreciation Fund.............................       5            23
Money Market Portfolio................................       5            25
U.S. Government Securities Portfolio..................      38            43
Social Awareness Stock Portfolio......................      39            44
Utilities Portfolio...................................      39            47

ECONOMIC REVIEW AND OUTLOOK

The year 1998 saw a widely gyrating U.S. stock market with different sectors performing differently. The large-cap oriented S&P 500 Stock-Index ("S&P 500") returned 28.72% for the year. The S&P 400 MidCap Index had a gain of roughly 5% while the Russell 2000 Index had a negative return of 2.6% for the year ended December 31, 1998. Dividend-paying defensive stocks such as utilities performed better than the average small- and mid-cap stock. While technology stocks were adversely impacted by the global financial crisis in late 1997, they have since rebounded, led by Internet-related names.

The economies of the developed world flourished in 1998 while most emerging markets went down. Low interest rates, robust consumer spending and benign inflation fueled economic growth in the U.S. and Europe and created favorable conditions for corporate profitability. In contrast, Russia's economy collapsed, Asia's economies remained mired in recession and Brazil's economy faltered at year-end after $30 billion was spent to defend its currency during the reporting period.

The year was also a record year for mergers and acquisitions, nearly double 1997's total. The merger of oil giants Exxon and Mobil announced in December will result in the creation of the world's largest company in terms of revenue. In the digital world, merger activity between Internet service providers, phone companies, cable companies and telecommunications firms heated up, as "convergence" became the new mantra.

We remain guardedly optimistic about the resilient U.S. economy in the first half of 1999 because we expect interest rates to stay low and the productivity revolution through technology to continue. However, the risks from foreign markets cannot be discounted and future corporate earnings may come under increasing pressure.

FIXED INCOME MARKET COMMENTARY

Problems that started with Asia's currency devaluations in the summer of 1997 hit the bond market hard in August and September of 1998. Bond values fell dramatically and asset-backed bonds, mortgage-backed securities, emerging-market debt and corporate bonds all were negatively affected. In 1998, the more risk a bond investor assumed, the more he or she suffered.

For the year ended December 31, 1998, the Lehman Government/Corporate Index returned 9.47%. During the year, the spreads between different kinds of bonds and U.S. Treasuries widened at record speed as investors gravitated to their safety amidst rising stock market volatility and higher investor anxiety about the global economy. The Federal Reserve Board ("Fed") then changed its monetary policy from one of vigilance against inflation to one of combating deflation during the reporting period and cut rates three times. So far in 1999, spreads have tightened, bond market liquidity has returned and the bond market has stabilized.

Markets and policy makers expect real U.S. economic growth to finally slow to the 1%-2% level in 1998 after 3 years of 3%-plus growth. The slowdown is expected to be led by a sharp reduction in the growth rate of investment spending and
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continued weakness in the export sector. The Conference Board survey of corporate sentiment indicates that capital-spending plans has not yet rebounded with the stock market and consumer sentiment. Year 2000 ("Y2K") spending is temporarily boosting capital spending, yet industrial overcapacity and several years of rapid spending in technology make slower investment spending highly likely.

However, a drop in the rate of consumer spending growth is essential to any meaningful forecast of 1%-2% real GDP growth. This has not happened yet despite two years where consumer spending has been close to consumer income. The wealth effect from three years of 20%-plus stock market gains is estimated to increase spending 1.5% more than implied by income growth. Lower interest rates, lower oil and other commodity prices and declining import prices have further boosted consumer purchasing power.

The tight employment market has also been a major force behind high consumer confidence and spending plans. December brought a further sharp drop in oil prices and continued record high (which substantially exceeded expectations) auto sales and housing starts. Unless they were all caused by unseasonably warm weather, these factors cause us to push any forecast of a consumer slowdown further out into the future which should delay any further Fed rate cuts.

There are storm clouds on the horizon that could lead the consumer to retreat. Latin America has been pushed into recession by last summer's emerging market meltdown and could be subject to further pressure if a Brazilian crisis erupts. Latin America has a larger economic impact on the U.S. than Asia and Russia do. A decline in the stock market could rattle the consumer, although the stock market's continued resilience means that a sustained downturn is required before spending would be significantly impacted. Japan is also a big question mark. Economic activity is now declining there after several years of flat growth.

Despite three rate cuts in the second half of 1998, it would be hard to say the Fed has an easy monetary policy. Short-term interest rates are still more than 3% above inflation and are high relative to nominal growth. Credit market spreads are high and banks are tightening credit standards. These factors create a downward bias for short-term rates over the long-term, but rates are likely to remain stable until the consumer slows down.

With the Fed on hold, there will be some upward pressure on long-term rates. But slow growth outside the U.S. and continued low inflation should prevent rates from rising too much. The fact that so much of the U.S. Treasury curve trades below the federal-funds rate is a big factor in the continued high spreads in the investment grade corporate market. Because of this, spreads should move to offset the change in U.S. Treasury yields -- narrowing when yields rise and widening when yields fall.

EQUITY MARKET COMMENTARY

The deepening global financial crisis and its adverse impact on global economies and leveraged hedge funds sent the U.S. stock market into a tailspin during the third quarter of 1998. The S&P 500 fell by almost 10% in the third quarter while the Russell 2000 Index of smaller companies fared even worse with a decline of 20%.

The third quarter began on a promising note as stock prices rose by almost 5% in the first half of July. From the then all-time highs established on July 17, 1998, a series of bad news related to political and currency turmoil led the stock market down through the end of August. The market decline over that period was close to 20%, which qualifies under most scenarios as a bear market.

The bulk of the bad news in August came from the political and economic crisis in Russia and the continuing spread of the currency contagion. The collapse of the Russian ruble and the restructuring of Russian debt triggered trading and lending losses at brokerage firms and banks. The crisis in the financial sector took a turn for the worse later in the quarter as several hedge funds disclosed losses related to the global financial turmoil. Several stocks in the financial sector saw their market value cut in half during the third quarter.

Increased uncertainty over Clinton's presidency and the bigger question of the damage to corporate profits added to the volatility in the stock market. The increased prospects of a global and U.S. economic slowdown led to some easing of monetary policy. Japan first decreased short-term interest rates by 20 basis points and the Fed followed suit with a 0.25% rate cut in late September. The U.S. stock market rallied in anticipation of the rate cut and stock prices rose by almost 6% in September.

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In the large-capitalization stock universe, high-quality growth stocks performed better than value stocks in the third quarter of 1998. The utilities sector produced the only positive performance in the third quarter while the financial services and energy sectors at the other end of the spectrum fell by over 20%. Large-cap technology and health care stocks held up reasonably well, but consumer stocks declined sharply against the likely backdrop of an economic slowdown.

A proactive and aggressive stance by the Fed halted the stock market slide early in the fourth quarter of 1998 and sent stock prices soaring in November and December. The fourth quarter rally erased losses from the third quarter and most market measures reached new all-time highs.

The negative sentiment in the stock market persisted through the first week of October as the S&P 500 fell another 6%. Investor concerns focused on the impact of the Russian crisis and global lending and trading losses on U.S. economic and earnings growth.

Sentiment reversed in the second week of October after most market indexes had declined over 20% from their all-time highs. The reversal in trend turned into a significant stock market rally when the Fed cut short term rates by an unexpected 25 basis points in the middle of October. The surprise Fed action raised hopes that a proactive stimulative monetary policy by most central banks would avert a global recession.

The stock market rally, triggered by the unexpected Fed rate cut in mid-October, continued almost unabated through the months of November and December. The market was also helped by economic reports in the fourth quarter which were well ahead of expectations. Despite the strength in the economy, interest rates remained low mainly as a result of low inflation.

In the large-cap universe, all sectors except energy (which declined by 3%), registered strong gains in the fourth quarter. The market rally was led by the technology and health care sectors which rose by over 30%. The financial services, transportation and producer durables sectors also performed well.

The performance of the U.S. stock market in 1998 proves yet again that interest rate changes and liquidity flows may have a more dominant influence on stock prices than most other factors. In a year where earnings growth was close to zero, most measures of the U.S. stock market have risen by over 20%. Declining interest rates, which fell from 5.9% to 5.1% during 1998, have triggered a significant expansion in the market price/earnings ("P/E") multiple. The upward pressure on stock prices has been further amplified by strong money flows as yields on alternative investments have dwindled.

A notable aspect of the stock market performance in 1998 was the divergence in returns across different styles and segments of the market. While the S&P 500 rose by 28.72% in 1998, the Russell 2000 actually declined by 2.6%. The gain in large-company growth stocks of 42.2% was well ahead of the 14.7% advance of large-company value stocks and almost out of sight

With earnings growth slowing down, the market P/E multiple has now reached 23 times 1998 earnings. It appears that the biggest risk to the stock market still remains on the earnings front. Earnings estimates for 1999 remain high and it is quite likely that these earnings forecasts will be revised down. Despite the overhang of possible downward earnings revisions, we believe that support from low interest rates should limit an excessive downside.

MANAGED ASSETS TRUST

Managed Assets Trust ("Trust") seeks to provide a high total investment return through a fully managed investment policy. For the year ended December 31, 1998, the Trust had a total return of 21.44% versus 28.72% for the 60% of the S&P 500 and 9.47% for the 40% of the Lehman Government/Corporate Index benchmark. Returns were hurt by being slightly overweighted in stocks, the underperformance of the convertible bond market and the underperformance of its corporate bonds. In their disciplined approach to stock selection, the portfolio managers screen their research universe of over 1,000 securities for companies that offer improving fundamentals and relative earnings gains at discounted stock valuations.

During the third quarter of 1998, stock selection in the consumer discretionary, financial services and producer durables sectors had an adverse impact on relative portfolio performance. Media stocks such as New York Times, Meredith Corp. and Clear Channel Communications and their holdings in the retail sector such as Jones Apparel and General Nutrition sold off sharply on concerns of future earnings weakness resulting from a possible recession. The prospect of a slower economy also hurt producer durable stocks like United Technologies and Deere Corp. where the managers had a modest overweight

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position. Trading and lending losses during the third quarter devastated the financial services sector. The managers' overweight positions in BankBoston, Equitable Companies, Morgan Stanley Dean Witter and Merrill Lynch also hurt the Trust's performance.

Their stock selection in the technology and energy sectors contributed positively to portfolio performance in the third quarter. Their positions in higher growth technology stocks such as Cisco Systems, EMC Corp. and Symbol Technologies performed well in the third quarter. Being underweight in several poorly performing stocks such as Computer Associates, Parametric Technologies and 3Com Corp. also helped the Trust. In the energy sector, the managers gained from underweight positions in stocks such as Royal Dutch and Occidental Petroleum.

During the fourth quarter of 1998, stock selection was favorable in most sectors. The biggest contributions to relative portfolio performance came from the technology, health care, consumer discretionary, producer durables and utilities sectors. In the technology sector, a number of the managers overweight position in stable growth companies with rising earnings estimates such as Cisco Systems, Symbol Technologies, EMC Corp., Dell Computers and Lucent Technologies performed well. The biggest gain in the Trust's portfolio, however, came from America Online which rose by 70% in December alone on the heels of a frenzied pursuit of Internet stocks and its inclusion into the S&P 500 index on the last day of the year. Guidant Corp, a leading manufacturer of cardiological equipment, and Amgen, the world's largest biotechnology company, were top stock picks in the health care sector. Both stocks rose by almost 50% in the fourth quarter of 1998 on strong revenue growth and positive earnings surprises.

A strong recovery in retail and media stocks from their lows in the third quarter helped performance in the consumer discretionary sector. The Trust's retail holdings in Dayton Hudson, Staples Inc. and CVS Corp. performed well and media stocks such as The New York Times and Clear Channel Communications recovered from near-recession levels as investors felt reassured about economic prospects after the Fed action to cut interest rates.

The managers good performance in the producer durables sector was achieved from a combination of picking the winners in the sector and avoiding the losers. Their emphasis on Tyco International, a world leader in security systems, paid off while the managers avoided some of the bigger losers within the sector such as Minnesota Mining and Lockheed Martin.

In the utilities sector, the managers have been emphasizing long-distance and cellular telephone companies such as Airtouch Communications, Sprint PCS and MCI Worldcom at the expense of the regional telephone companies and the electric utilities group. They were rewarded in these positions as investors paid a premium for the higher growth prospects of these companies within a relatively low growth sector. A small sample of their current holdings is presented here to illustrate their investment approach. In the technology sector, they focus on higher growth industries like networking and software through their positions in Symbol Technologies, EMC Corp., Cisco and Oracle which are still trading at reasonable valuations. Their emphasis on Amgen Corp. and Guidant Corp., leaders in the biotechnology and medical devices industries respectively, illustrates how they seek growth at a reasonable price.

HIGH YIELD BOND TRUST

The High Yield Bond Trust ("Trust") seeks generous income. The assets of the Trust will be invested in bonds which, as a class, sell at discounts from par value and are typically high-risk securities. For the year ended December 31, 1998, the High Yield Bond Trust had a total return of 6.56%. In comparison, the Lehman Aggregate Bond Index posted a total return of 8.69% for the same period.

The high yield bond market generated relatively weak results during the third quarter of 1998, underperforming all of the other domestic bond market sectors. By the end of September, the Fed began taking aggressive actions to restore investor confidence in the financial markets. The Fed concluded that the financial markets were beginning to freeze up and overall liquidity in the bond market was disappearing. Many companies were finding it increasingly more difficult to borrow money through bond markets. Moreover, there was a more pronounced reluctance on the part of many investors to invest in new bonds, especially from companies that issue high yield bonds. Fears that an economic recession was becoming more likely given the turmoil in emerging market economies such as Korea, Russia and Indonesia were also key market factors.

Moreover, investors became concerned that a worldwide credit crunch in the financial markets might throw the U.S. economy into a meaningful recession. By acting decisively and lowering short-term interest rates three times, the Fed was able to

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stabilize the domestic financial markets and restore investor confidence. In the fourth quarter of 1998, as investors slowly became more comfortable with the economic outlook and the Fed's resolve to keep the economy out of a recession, the high yield bond market stabilized and outperformed other bond sectors. Yet because of a lingering uncertainty over the economy, the high yield bond market trades at undervalued levels. As more investors become convinced that the U.S. economy is still fundamentally sound, the high yield bond market should continue to stabilize and prices should improve.

The portfolio manager viewed the recent correction in the high yield bond market as a buying opportunity and carefully redeployed excess cash reserves into the market during this time. However, given the continued problems in Asia, he remained underweighted in basic commodity industries such as steel, forest products, energy and petrochemicals, industries that have been negatively affected by worldwide deflationary trends in recent months. (Deflation is when prices actually fall. Deflation should not be confused with disinflation, which is the slowing down of the rate at which prices increase).

The portfolio manager believes that the Trust is appropriately positioned for current economic conditions, a period characterized by slower growth and somewhat weaker corporate profits. It should be noted that he still does not anticipate a domestic economic recession for 1999. Moreover, the manager plans to stick with the Trust's relatively sound credit quality orientation given the higher volatility in the financial markets.

CAPITAL APPRECIATION FUND

The Capital Appreciation Fund ("Fund") seeks growth of capital through the use of common stocks. Income is not an objective. The Fund invests principally in common stocks of small- to large-companies that are expected to experience wide fluctuations in price in both rising and declining markets. For the year ended December 31, 1998, the Capital Appreciation Fund posted a total return of 61.63%. In comparison, the Russell 2000 Index returned a negative 2.55% for the same period.

Looking back over the past twelve months, 1998 will surely go down as one of the market's most volatile years this decade. Continued uncertainty in Asia, instability in other emerging markets and a clear slowdown in global economic growth set the stage for a tumultuous and, at times, unforgiving marketplace. Remarkably, when all was said and done, the S&P 500 Index posted an historic fourth straight year of 20%-plus returns. However, only a select handful of companies performed exceptionally well, which masked a segmented market where many stocks actually produced negative results.

Turning to the Fund, it well outperformed its benchmark, the S&P 500 Index. Gains were driven by its holdings in the technology, cable, and life sciences industries. In particular, America Online and Cisco Systems rose sharply to post strong gains for the year. These companies continued to capitalize on their leading market positions while also leveraging their foothold in the growing Internet landscape.

Turning to the telecommunications industry, the portfolio managers benefited from very strong performance by Nokia, a company that is rapidly becoming the dominant global provider of telecommunications equipment. Additionally, Denver-based telecommunications company Qwest Communications saw its stock price more than double during fourth quarter. The company recently signed a lucrative joint venture contract with Microsoft.

In the pharmaceutical sector, Eli Lilly moved higher, due in part to positive news on the cancer-fighting properties of its osteoporosis drug Evista. While the vast majority of the Fund posted strong results, its position in Dell Computer did lag the rest of the technology sector. While Dell continues to generate impressive results, its expensive price tag put off some investors. Nonetheless, the managers remain very upbeat on the position.

Looking ahead, the managers remain positive on the longer-term prospects for growth stocks, especially in a low interest rate environment. They continue to focus on companies that can grow their earnings in any kind of economic conditions.

MONEY MARKET PORTFOLIO

Money Market Portfolio (formerly known as Cash Income Trust) ("Portfolio") seeks to provide shareholders with high current income from short-term money market instruments while emphasizing preservation of capital and maintaining a high degree of liquidity. The Portfolio pursues this objective by investing in securities maturing in one year or less.

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For the year ended December 31, 1998, the Portfolio generated an effective yield of 5.08% and as of December 31, 1998, had an average maturity of 27 days. The Portfolio continues to invest primarily in U.S. Treasuries and government agency securities. This investment strategy has provided the Portfolio with safety, liquidity and stability.

However, you should be aware that your investment in the Portfolio is neither insured nor guaranteed by the U.S. Government. Moreover, no assurance can be given that the Fund will be able to maintain a stable net asset value of $1.00 per share.

In closing, we would like to thank you for your investment in Managed Asset Trust, High Yield Bond Trust, Capital Appreciation Fund and Money Market Portfolio. We look forward to continuing to help you pursue your financial goals.

Sincerely,

/s/ HEATH B. MCLENDON

Heath B. McLendon
Chairman

January 13, 1999

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 PERFORMANCE COMPARISON -- MANAGED ASSETS TRUST AS OF 12/31/98 (UNAUDITED)


    AVERAGE ANNUAL TOTAL RETURNS
    ----------------------------------------------
    Year Ended 12/31/98                   21.44%
    Five Years Ended 12/31/98             15.81%
    Ten Years Ended 12/31/98              14.27%
               CUMULATIVE TOTAL RETURN
    ----------------------------------------------
    4/8/83* through 12/31/98             416.87%

    * Commencement of operations

This chart assumes an initial investment of $10,000 made on December 31, 1988, assuming reinvestment of dividends, through December 31, 1998. The Lehman Government/Corporate Bond Index is a weighted composite of the Lehman Government Bond Index, which is a broad-based index of all public debt obligations of the U.S. Government and its agencies and has an average maturity of nine years and the Lehman Corporate Bond Index, which is comprised of all public fixed-rate non-convertible investment-grade domestic corporate debt, excluding collateralized mortgage obligations. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services. The Standard & Poor's 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market.

                                           Lehman                       Standard
                        Managed    Government/Corporation   Consumer    & Poor's
                        Assets              Bond              Price        500
                         Trust             Index              Index       Index
Dec-88                   10000             10000              10000       10000
Dec-89                   12712             11423              10465       13163
Dec-90                   13026             12370              11103       12755
Dec-91                   15854             14365              11443       16633
Dec-92                   16668             15454              11775       17899
Dec-93                   18224             17159              12099       19698
Dec-94                   17815             16556              12423       19957
Dec-95                   22646             19742              12738       24333
Dec-96                   25766             20314              13160       29917
Dec-97                   31257             22296              13383       39897
Dec-98                   37960             24408              13598       51362

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Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

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 PERFORMANCE COMPARISON -- HIGH YIELD BOND TRUST AS OF 12/31/98 (UNAUDITED)


             AVERAGE ANNUAL TOTAL RETURNS
             ----------------------------
    Year Ended 12/31/98                   6.56%
    Five Years Ended 12/31/98            10.44%
    Ten Years Ended 12/31/98              9.44%
               CUMULATIVE TOTAL RETURN
    ----------------------------------------------
    3/19/82* through 12/31/98           407.17%

    * Commencement of operations

This chart assumes an initial investment of $10,000 made on December 31, 1988, assuming reinvestment of dividends, through December 31, 1998. The Lehman Aggregate Bond Index, an unmanaged index, is composed of the Lehman Intermediate Government/Corporate Bond Index and the Mortgage Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services. The First Boston High Yield Index Top Tier is a broad-based market measure of high yield bonds, commonly known as "junk bonds."

                                                             First
                                                            Boston
                         High       Lehman                   High
                         Yield     Aggregate   Consumer      Yield
                         Bond        Bond        Price       Index
                         Trust       Index       Index     Top Tier
Dec-88                   10000       10000       10000       10000
Dec-89                   10140       11454       10465       11319
Dec-90                    9215       12480       11103       11424
Dec-91                   11620       14477       11443       14038
Dec-92                   13149       15548       11775       15264
Dec-93                   14991       17064       12099       17648
Dec-94                   14802       16566       12423       17614
Dec-95                   17092       19626       12738       20905
Dec-96                   19835       20339       13160       23146
Dec-97                   23120       22301       13383       25923
Dec-98                   24636       24239       13598       26144

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Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

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 PERFORMANCE COMPARISON -- CAPITAL APPRECIATION FUND AS OF 12/31/98 (UNAUDITED)


             AVERAGE ANNUAL TOTAL RETURNS
             ----------------------------
    Year Ended 12/31/98                    61.63%
    Five Years Ended 12/31/98              27.67%
    Ten Years Ended 12/31/98               21.01%
               CUMULATIVE TOTAL RETURN
    ----------------------------------------------
    3/19/82* through 12/31/98           1,637.61%
             *Commencement of operations

This chart assumes an initial investment of $10,000 made on December 31, 1988, assuming reinvestment of dividends, through December 31, 1998. The Standard & Poor's 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. The Russell 2000 Index is a capitalization weighted total return index which is comprised of 2,000 of the smallest capitaled U.S. domiciled companies with less than average growth orientation whose common stock is traded in the United States of the New York Stock Exchange, American Stock Exchange and NASDAQ. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services.

                                        CAPITAL APPRECIATION    STANDARD & POOR'S
                                                FUND                500 INDEX          RUSSELL 2000 INDEX    CONSUMER PRICE INDEX
                                        --------------------    -----------------      ------------------    --------------------
12/88                                          10000                  10000                  10000                  10000
12/89                                          11571                  13163                  11627                  10465
12/90                                          10849                  12755                   9362                  11103
12/91                                          14664                  16633                  13673                  11443
12/92                                          17245                  17899                  16189                  11775
12/93                                          19848                  19698                  19245                  12099
12/94                                          18903                  19957                   7986                  12423
12/95                                          25777                  24333                  10258                  12738
12/96                                          33047                  29917                  11951                  13160
12/97                                          41687                  39923                  14624                  13383
12/98                                          67378                  51396                  14252                  13524

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Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gains or losses from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

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 SCHEDULES OF INVESTMENTS                                      DECEMBER 31, 1998

                              MANAGED ASSETS TRUST

       SHARES                                      SECURITY                                 VALUE
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COMMON STOCK -- 71.3%
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CONSUMER CYCLICALS -- 9.7%
         6,904           Clorox Co. .................................................    $    806,474
         5,492           Colgate-Palmolive Co. ......................................         510,070
        14,700           Comcast Corp., Class A Shares...............................         863,166
         9,500           Costco Cos., Inc. (a).......................................         687,266
        19,027           CVS Corp. ..................................................       1,046,485
         5,816           Eastman Kodak Co. ..........................................         418,752
        15,594           Fruit of the Loom Inc., Class A Shares (a)..................         215,392
         9,611           Gannett Co. ................................................         636,128
        11,475           Gap Inc. ...................................................         645,469
        12,946           Gillette Corp. .............................................         625,454
        34,130           Home Depot, Inc. ...........................................       2,088,329
         4,610           J.C. Penney Co. ............................................         216,094
        26,284           K-Mart Corp. (a)............................................         402,474
         9,364           Kimberly-Clark Corp. .......................................         510,338
        10,984           Kroger Co. (a)..............................................         664,532
         4,217           May Department Stores Co. ..................................         254,601
         9,121           Maytag Corp. ...............................................         567,782
        12,161           McDonald's Corp. ...........................................         931,837
        16,477           MediaOne Group, Inc. (a)....................................         774,419
        12,261           New York Times Co., Class A Shares..........................         425,303
        11,377           Nordstrom Inc. .............................................         394,640
        26,342           Procter & Gamble Co. .......................................       2,405,354
        12,300           Rite Aid Corp. .............................................         609,619
        15,862           Safeway Inc. (a)............................................         966,591
        16,084           Staples Inc. (a)............................................         702,670
         8,631           Tele-Communications, Inc. (a)...............................         477,672
        19,222           Time Warner, Inc. ..........................................       1,192,965
         7,258           Times Mirror Co., Class A Shares............................         406,448
        22,165           TJX Cos., Inc. .............................................         642,785
        12,513           Unilever NV.................................................       1,037,797
         5,885           Viacom Inc. Non-Voting, Class B Shares (a)..................         435,490
        39,230           Wal-Mart Corp. .............................................       3,194,793
        27,295           Walt Disney Co. ............................................         818,850
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                                                                                           26,576,039
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CONSUMER STAPLES -- 4.6%
        13,927           Adolph Coors Co., Class B Shares............................         786,440
         8,827           Anheuser-Busch Cos., Inc. ..................................         579,272
         8,700           Campbell Soup Co. ..........................................         478,500
        45,905           Coca-Cola Co. ..............................................       3,069,897
        13,869           H.J. Heinz Co. .............................................         785,332
        12,946           Interstate Bakeries Corp. ..................................         342,260
         7,160           Kellogg Co. ................................................         244,335
         4,315           Loews Corp. ................................................         423,949
        36,280           Pepsico Inc. ...............................................       1,485,213
        56,215           Philip Morris Cos., Inc. ...................................       3,007,503
        34,326           Sara Lee Corp. .............................................         967,564

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                        9

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1998

                              MANAGED ASSETS TRUST

               11,279    Suiza Foods Corp. (a).                                          $    574,524
           363           Vlasic Foods International Inc. (a).........................           8,644
-----------------------------------------------------------------------------------------------------
                                                                                           12,753,433
-----------------------------------------------------------------------------------------------------
ENERGY -- 0.2%
         4,610           Halliburton Resources, Inc. ................................         136,571
         8,238           Schlumberger Ltd. ..........................................         379,978
-----------------------------------------------------------------------------------------------------
                                                                                              516,549
-----------------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 10.6%
        24,254           Allstate Corp. .............................................         936,811
         6,081           Ambac Financial Group, Inc. ................................         366,000
        12,783           American Express Co. .......................................       1,307,062
        24,751           American International Group, Inc. .........................       2,391,565
        15,530           Associates First Capital Corp. .............................         658,084
        12,421           Bank One Corp. .............................................         634,247
        38,676           BankAmerica Corp. ..........................................       2,325,395
        14,319           BankBoston Corp. ...........................................         557,546
         3,236           Capital One Financial Co. ..................................         372,140
        20,568           Chase Manhattan Corp. ......................................       1,399,910
         7,797           Comerica, Inc. .............................................         531,658
         8,434           Countrywide Credit Industries, Inc. ........................         423,281
        24,152           Fannie Mae..................................................       1,787,248
        12,750           Federal Home Loan Mortgage Co. .............................         821,578
         7,700           Fifth Third Bancorp.........................................         549,347
         5,492           First Union Corp. of North Carolina.........................         333,982
        18,046           Fleet Financial Group, Inc. ................................         806,431
         5,198           Golden West Financial Corp. ................................         476,592
        10,004           Hartford Financial Services Group, Inc. ....................         548,970
        20,200           Household International, Inc. ..............................         800,425
         4,413           J.P. Morgan & Co. ..........................................         463,641
        16,281           Lehman Brothers Holdings, Inc. .............................         717,382
           648           M&T Bank Corp. .............................................         336,272
        17,975           Merrill Lynch & Co., Inc. ..................................       1,199,831
        20,841           Morgan Stanley, Dean Witter & Co. ..........................       1,479,711
        11,500           National City Corp. ........................................         833,750
         5,394           PNC Bank Corp. .............................................         291,950
         9,906           Republic New York Corp. ....................................         451,342
         7,748           State Street Corp. .........................................         538,970
        13,338           Summit Bancorp..............................................         582,704
         9,513           SunAmerica Inc. ............................................         771,742
        11,311           SunTrust Banks, Inc. .......................................         865,292
         4,400           TransAmerica Corp. .........................................         508,200
        11,146           Washington Mutual Inc. .....................................         425,638
        43,600           Wells Fargo & Co. ..........................................       1,741,275
-----------------------------------------------------------------------------------------------------
                                                                                           29,235,972
-----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       10

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1998

                              MANAGED ASSETS TRUST


HEALTH CARE -- 9.0%
        28,246           Abbott Laboratories.........................................    $  1,384,054
        29,913           American Home Products Corp. ...............................       1,684,476
         9,410           Amgen Inc. (a)..............................................         983,345
        11,000           Baxter International Inc. ..................................         707,438
        17,948           Bristol-Myers Squibb Co. ...................................       2,401,667
            21           Crescendo Pharmaceutical Corp. (a)..........................             288
        20,204           Eli Lilly & Co. ............................................       1,795,631
         8,002           Guidant Corp. (a)...........................................         882,221
        22,557           HBO & Co. ..................................................         647,104
        30,011           Healthsouth Corp. (a).......................................         463,295
        27,211           Johnson & Johnson...........................................       2,282,323
        14,233           Medtronic Inc. .............................................       1,056,800
        21,969           Merck & Co. ................................................       3,244,547
        24,299           Pfizer Inc. ................................................       3,048,006
         9,121           Pharmacia & Upjohn, Inc. ...................................         516,477
        27,068           Schering-Plough Corp. ......................................       1,495,507
        20,007           Warner-Lambert Co. .........................................       1,504,276
         5,688           Watson Pharmaceuticals, Inc. (a)............................         357,633
         4,400           Wellpoint Heath Networks, Inc. (a)..........................         382,800
-----------------------------------------------------------------------------------------------------
                                                                                           24,837,888
-----------------------------------------------------------------------------------------------------
INSURANCE -- 0.4%
         9,709           Everest Reinsurance Holdings, Inc. .........................         378,044
         9,268           Marsh & McLennan Cos., Inc. ................................         541,599
         3,580           Transatlantic Holdings, Inc. ...............................         270,514
-----------------------------------------------------------------------------------------------------
                                                                                            1,190,157
-----------------------------------------------------------------------------------------------------
MATERIALS & PROCESSING -- 2.8%
        10,535           Aluminum Co. of America.....................................         785,516
        27,167           Bethlehem Steel Corp. (a)...................................         227,524
        15,496           Crompton & Knowles Corp. ...................................         320,574
        19,027           Dayton-Hudson Corp. ........................................       1,032,215
        18,438           E.I. du Pont de Nemours & Co. ..............................         978,366
         4,511           Georgia-Pacific Corp. (Timber Group)........................         107,418
         8,042           Georgia-Pacific Group.......................................         470,960
         5,002           International Paper Co. ....................................         224,152
        10,788           Lyondell Chemical Co. ......................................         194,184
        22,165           Masco Corp. ................................................         637,244
         5,492           Mercury General Corp. ......................................         240,618
         9,906           Mead Corp. .................................................         290,370
         9,808           Monsanto Co. ...............................................         465,880
        11,300           Praxair Inc. ...............................................         398,325
           802           Raytheon Co., Class A Shares................................          41,453
         6,963           Raytheon Co., Class B Shares................................         370,780
         9,513           Sealed Air Corp. (a)........................................         485,758
         3,335           Weyerhauser Co. ............................................         169,460
        10,298           Willamette Industries, Inc. ................................         344,983
-----------------------------------------------------------------------------------------------------
                                                                                            7,785,780
-----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       11

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1998

                              MANAGED ASSETS TRUST


OIL -- 3.9%
        17,556           Amoco Corp. ................................................    $  1,059,944
        10,690           Atlantic Richfield Co. .....................................         697,523
         9,709           Burlington Resources Inc. ..................................         347,704
        10,984           Chevron Corp. ..............................................         910,986
         5,394           Enron Corp. ................................................         307,795
        45,017           Exxon Corp. ................................................       3,291,868
        15,442           Mobil Corp. ................................................       1,345,384
        28,834           Royal Dutch Petroleum Co. ADR...............................       1,380,428
        15,300           Texaco Inc. ................................................         808,988
        18,634           Unocal Corp. ...............................................         543,880
-----------------------------------------------------------------------------------------------------
                                                                                           10,694,500
-----------------------------------------------------------------------------------------------------
PRODUCER DURABLES -- 5.7%
        16,643           Boeing Co. .................................................         542,978
         6,767           Caterpillar Inc. ...........................................         311,282
        23,048           CBS Corp. ..................................................         754,822
         9,709           Cordant Technologies Inc. ..................................         364,088
        16,603           Crane Co. ..................................................         501,203
        10,396           Deere & Co. ................................................         344,368
         4,119           Dow Chemical Co. ...........................................         374,572
        17,359           EG&G Inc. ..................................................         482,797
         7,454           Emerson Electric Co. .......................................         466,341
        13,927           Entergy Corp. ..............................................         433,478
         8,925           General Dynamics Corp. .....................................         523,228
        65,834           General Electric Co. .......................................       6,748,333
         5,786           Honeywell Inc. .............................................         435,758
        12,259           Ingersoll-Rand Co. .........................................         575,407
        11,965           Kaufman & Broad Home Corp. .................................         343,994
         4,904           Pitney Bowes Inc. ..........................................         323,971
        13,731           Pulte Corp. ................................................         381,893
        11,279           20th Century Industries.....................................         261,532
         9,611           United Technologies Corp. ..................................       1,045,196
        10,396           Waste Management Inc. ......................................         484,714
-----------------------------------------------------------------------------------------------------
                                                                                           15,699,955
-----------------------------------------------------------------------------------------------------
TECHNOLOGY -- 14.0%
        11,963           Applied Materials Inc. (a)..................................         511,044
         7,109           Ceridian Corp. (a)..........................................         496,297
        36,082           Cisco Systems Inc. (a)......................................       3,349,988
        31,882           Compaq Computer Corp. ......................................       1,337,051
         8,844           Computer Sciences Corp. ....................................         569,885
         6,767           Compuware Corp. (a).........................................         528,460
        30,242           Dell Computer Corp. (a).....................................       2,214,281
        20,988           Edison International........................................         585,041
        14,279           EMC Corp. (a)...............................................       1,213,715
         2,942           Gateway 2000 Inc. (a).......................................         150,594
        16,000           Hewlett Packard Co. ........................................       1,093,000
        38,063           Intel Corp. ................................................       4,511,655

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       12

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1998

                              MANAGED ASSETS TRUST

               20,694    International Business Machines Corp. .                         $  3,823,217
        28,970           Lucent Technologies Inc. ...................................       3,186,700
        12,554           Meredith Corp. .............................................         475,483
        51,367           Microsoft Corp. (a).........................................       7,115,935
        10,690           Motorola Inc. ..............................................         652,758
        23,877           Oracle Corp. (a)............................................       1,030,442
        16,200           PP&L Resources, Inc. .......................................         451,575
         4,200           Sun Microsystems Inc. (a)...................................         359,363
         6,534           Symbol Technologies, Inc. ..................................         417,768
        23,244           Sysco Corp. ................................................         637,757
         3,629           Tellabs Inc. (a)............................................         248,813
         7,667           Texas Instruments Inc. .....................................         656,008
        15,398           3Com Corp. (a)..............................................         690,504
        19,223           Tyco International Ltd. ....................................       1,450,136
         5,688           Xerox Corp. ................................................         671,184
-----------------------------------------------------------------------------------------------------
                                                                                           38,428,654
-----------------------------------------------------------------------------------------------------
TRANSPORTATION -- 1.7%
         3,374           AMR Corp. (a)...............................................         200,331
         8,827           CSX Corp. ..................................................         366,321
         3,240           DaimlerChrysler AG (a)......................................         311,243
        29,717           Ford Motor Co. .............................................       1,744,016
         8,842           General Motors Corp. .......................................         632,756
         8,800           Lear Corp. (a)..............................................         338,800
        17,323           Navistar International Corp. (a)............................         493,706
         9,200           TRW Inc. ...................................................         516,925
         3,629           Union Pacific Corp. ........................................         163,532
-----------------------------------------------------------------------------------------------------
                                                                                            4,767,630
-----------------------------------------------------------------------------------------------------
UTILITIES -- 8.7%
        14,300           AES Corp. (a)...............................................         677,463
        19,713           Airtouch Communications Inc. (a)............................       1,421,800
        11,769           Alltell Corp. ..............................................         703,933
         6,034           America Online Inc. ........................................         873,422
        19,223           Ameritech Corp. ............................................       1,218,258
        33,982           AT&T Corp. .................................................       2,557,146
        30,414           Bell Atlantic Corp. ........................................       1,727,895
        34,718           Bellsouth Corp. ............................................       1,731,560
        22,263           Central & South West Corp. .................................         610,841
        15,142           Clear Channel Communications Inc. (a).......................         825,239
         6,473           Columbia Energy Group.......................................         373,816
         8,925           FPL Group Inc. .............................................         550,003
        14,373           GTE Corp. ..................................................         969,279
         4,511           Houston Industries, Inc. ...................................         144,916
        44,435           MCI WorldCom, Inc. (a)......................................       3,189,600
        22,700           Nextel Communications, Inc. (a).............................         536,997
        33,497           SBC Communications, Inc. ...................................       1,796,277
         7,944           Sonat Inc. .................................................         214,985

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       13

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1998

                              MANAGED ASSETS TRUST

               11,573    Southern Co. .                                                  $    336,320
         8,453           Sprint Corp. ...............................................         711,109
        31,276           Sprint Corp. PCS Group (a)..................................         723,258
        16,281           Texas Utilities Co. ........................................         760,119
         8,223           U.S. West Communications Group..............................         531,411
        22,754           Williams Cos., Inc. ........................................         709,640
-----------------------------------------------------------------------------------------------------
                                                                                           23,895,287
-----------------------------------------------------------------------------------------------------
                         TOTAL COMMON STOCK (Cost -- $126,236,101)...................     196,381,844
-----------------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK -- 1.7%
-----------------------------------------------------------------------------------------------------
FINANCIAL -- 0.9%
         6,000           Equity Office Properties Trust, 5.250%......................         251,250
         8,000           Equity Residential Properties, 2.150%.......................         212,000
        18,564           Equity Residential Properties, 7.250%.......................         399,126
         2,000           Finova Finance, 5.500%......................................         148,625
        12,000           General Growth Properties, 7.250%...........................         309,000
         8,000           National Australia Bank, 7.875%.............................         223,000
         3,720           New Plan Excel Realty Insurance, 8.500%.....................         105,904
         6,000           Newell Financial Trust, 5.250%..............................         316,500
         4,000           Reckson Associates Realty Services, 7.625%..................          84,500
         5,000           Tosco Financial Trust, 5.750%...............................         238,125
         2,245           Union Pacific Capital Trust, 6.250%.........................         102,989
-----------------------------------------------------------------------------------------------------
                                                                                            2,391,019
-----------------------------------------------------------------------------------------------------
INDUSTRIAL -- 0.8%
         4,000           Amcor Ltd, 7.250%...........................................         179,500
        10,000           Calenergy Capital II, 6.250% (b)............................         410,000
         2,230           El Paso Energy Capital, 4.750%..............................         106,761
        12,000           International Paper Co., 5.250%.............................         589,500
        10,990           News Corp. Ltd., 5.000%.....................................         964,373
-----------------------------------------------------------------------------------------------------
                                                                                            2,250,134
-----------------------------------------------------------------------------------------------------
                         TOTAL CONVERTIBLE PREFERRED STOCK (Cost -- $4,731,504)......       4,641,153
-----------------------------------------------------------------------------------------------------

        FACE
       AMOUNT            RATING+                         SECURITY                                        VALUE
------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS -- 10.8%
------------------------------------------------------------------------------------------------------------------
FINANCIAL -- 3.8%
     $5,000,000         Baa2*         Nationwide Health Properties, Inc., Notes, 6.900% due
                                      10/1/37.....................................................       5,343,750
      2,500,000         Baa1*         Simon Debartolo, Company Guaranteed, 6.750% due 7/15/04.....       2,478,125
      2,500,000         Baa2*         Spieker Properties Inc., Notes, 8.000% due 7/19/05..........       2,609,375
------------------------------------------------------------------------------------------------------------------
                                                                                                        10,431,250
------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       14

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1998

                              MANAGED ASSETS TRUST


------------------------------------------------------------------------------------------------------------------
INDUSTRIAL -- 3.6%
     $2,000,000         A             Cox Communications Inc., Notes, 6.875% due 6/15/05..........    $  2,130,000
      2,500,000         Baa*          ProLogis Trust, Sr. Notes, 7.050% due 7/15/06...............       2,515,625
      5,000,000         A             Xerox Corp., Notes, 6.250% due 11/15/26.....................       5,287,500
------------------------------------------------------------------------------------------------------------------
                                                                                                         9,933,125
------------------------------------------------------------------------------------------------------------------
TELEPHONE -- 1.9%
      5,000,000         AAA           Bellsouth Capital Funding, Debentures, 6.040% due
                                      11/15/26....................................................       5,175,000
------------------------------------------------------------------------------------------------------------------
TRANSPORTATION -- 1.5%
      3,000,000         Baa2*         CSX Corp., Debentures, 6.950% due 5/1/27....................       3,198,750
        836,617         NR            Willmington Trust, 9.250% due 1/2/07........................         838,659
------------------------------------------------------------------------------------------------------------------
                                                                                                         4,037,409
------------------------------------------------------------------------------------------------------------------
                                      TOTAL CORPORATE BONDS (Cost -- 27,520,460)..................      29,576,784
------------------------------------------------------------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS -- 2.7%
------------------------------------------------------------------------------------------------------------------
FINANCIAL -- 0.4%
                                      Bell Atlantic Corp., Bonds:
        297,000         A+            5.750% due 4/1/03...........................................         310,552
        300,000         A1*           4.250% due 9/15/05..........................................         311,625
        400,000         BBB-          Elan International Finance Ltd., Company Guaranteed, zero
                                      coupon due 12/12/18.........................................         226,500
        300,000         Baa*          Security Capital U.S. Realty, Bonds, 2.000% due 5/22/03.....         237,000
------------------------------------------------------------------------------------------------------------------
                                                                                                         1,085,677
------------------------------------------------------------------------------------------------------------------
INDUSTRIAL -- 2.1%
        380,000         BBB-          Alza Corp., Sub. Notes, zero coupon due 7/14/14.............         260,300
        146,000         BBB-          Athena Neurosciences Inc., Notes, 4.750% 11/15/04...........         172,828
        321,000         A-            Diamond Offshore Drilling Inc., Sub. Notes, 3.750% due
                                      2/15/07.....................................................         289,301
        300,000         NR            Genzyme Corp., Sub. Notes, 5.250% due 6/1/05................         396,375
        300,000         Aa2*          GVC Corp. Ltd., Bonds, zero coupon due 5/21/02 (b)..........         333,000
        300,000         BBB-          Inco Ltd., Debentures, 7.750% due 3/15/16...................         267,000
        300,000         AA-           Indian Petrochemicals Corp. Ltd., Bonds, 2.500% due 3/11/02
                                      (b).........................................................         302,250
        600,000         BBB           Ingram Micro Inc., Debenture, zero coupon due 6/9/18........         208,500
        300,000         BB+           Interim Services Inc., Sub. Notes, 4.500% due 6/1/05........         264,375
        200,000         NR            Interpublic Group of Cos., Inc., Sub. Notes, 1.800% due
                                      9/16/04.....................................................         222,250
        570,000         A-            Koninklijke Ahold, Sub. Notes, 3.000% 9/30/03...............         361,893
        431,000         BBB-          Lennar Corp., Debenture, zero coupon due 7/29/18............         191,795
      1,000,000         B2*           Marriott International Inc., Debenture, zero coupon due
                                      3/25/11.....................................................         651,250
        200,000         A-            Omnicon Group Inc., Sub. Debenture, 2.250% due 1/6/13.......         269,500
        200,000         BBB-          Rite Aid Corp., Sub. Notes, 5.250% due 9/15/02..............         291,250
        500,000         BBB           Scholastic Corp., Sub. Notes, 5.000% due 8/15/05............         483,750
        238,000         BBB-          STMicroelectronics NV, Sub. Notes, zero coupon due
                                      6/10/08.....................................................         215,390
        200,000         Aa1*          Taiwan Semiconductor Manufacturing Co., Unsubordinated
                                      Notes,
                                      zero coupon due 7/3/02 (b)..................................         230,750
        200,000         A+            Telefonica Europa, Company Guaranteed, 2.000% due 7/15/02...         297,000
        100,000         A-            Thermo Electron Corp., Sub. Debenture, 4.250% due 1/1/03....          90,125
        100,000         A-            Thermo Instruments Inc., Company Guaranteed, 4.000% due
                                      1/15/05.....................................................          82,000
------------------------------------------------------------------------------------------------------------------
                                                                                                         5,880,882
------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       15

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1998

                              MANAGED ASSETS TRUST

------------------------------------------------------------------------------------------------------------------
UTILITY -- ELECTRIC -- 0.2%
     $  600,000         A-            Potomac Electric Power, 5.000% due 9/1/02...................    $    582,000
------------------------------------------------------------------------------------------------------------------
                                      TOTAL CONVERTIBLE CORPORATE BONDS (Cost -- $6,933,124)......       7,548,559
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
        FACE
       AMOUNT                                                   SECURITY                                 VALUE
U.S. GOVERNMENT SECTOR -- 12.7%
      1,500,000                       U.S. Treasury Notes, 6.125% due 8/15/07.....................       1,642,110
      3,100,000                       U.S. Treasury Bond, 7.125% due 2/15/23......................       3,816,007
     28,000,000                       U.S. Treasury Strips, zero coupon due 5/15/11...............      14,754,880
      3,156,072                       FHLMC, 8.000% due 9/1/04....................................       3,252,711
        186,909                       FHLMC, 8.500% due 9/1/02....................................         192,866
      2,197,296                       FNMA, 5.500% due 8/1/28 (c).................................       2,118,325
      3,921,708                       FNMA, 6.000% due 7/1/28 (c).................................       3,875,124
        980,153                       FNMA, 6.500% due 12/1/27....................................         987,191
        108,614                       FNMA, 8.500% due 3/1/05.....................................         113,129
      3,249,886                       FNMA Dwarf, 6.000% due 1/1/13...............................       3,261,034
        189,535                       GNMA, 7.500% due 5/15/23 (c)................................         195,575
        273,904                       GNMA, 9.000% due 11/15/19 (c)...............................         292,478
        292,315                       GNMA, 9.500% due 3/15/20 (c)................................         315,700
------------------------------------------------------------------------------------------------------------------
                                      TOTAL U.S. GOVERNMENT SECTOR (Cost -- $35,429,097)..........      34,817,130
------------------------------------------------------------------------------------------------------------------
SHORT TERM U.S. GOVERNMENT INSTRUMENTS -- 0.2%
        633,000                       U.S. Treasury Bill, 4.330% due 3/18/99 (Cost -- $627,214)...         627,214
------------------------------------------------------------------------------------------------------------------
                                      SUB-TOTAL INVESTMENTS (Cost -- $201,477,500)................     273,592,684
------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 0.6%
      1,741,000                       Morgan Stanley, Dean Witter & Co., 4.620% due 1/4/99;
                                      Proceeds at maturity -- $1,741,894; (Fully collateralized by
                                      U.S. Treasury Bonds, 8.750% due 8/15/20; Market
                                      value -- $1,776,076) (Cost -- $1,741,000)...................       1,741,000
------------------------------------------------------------------------------------------------------------------
                                      TOTAL INVESTMENTS -- 100% (Cost -- $203,218,500**)..........    $275,333,684
------------------------------------------------------------------------------------------------------------------

(a)  Non-income producing security.
(b) Security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.
(c) Date shown represents the last in range of maturity dates of mortgage certificates owned.
+ All ratings are by Standard & Poor's Ratings Services, except that those identified by an asterisk (*) are rated by Moody's Investors Service Inc.
**  Aggregate cost for Federal income tax purposes is substantially the same.

  See page 22 for definitions of ratings.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       16

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1998

                             HIGH YIELD BOND TRUST

   FACE
  AMOUNT     RATING+                              SECURITY                                 VALUE
---------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 89.2%
---------------------------------------------------------------------------------------------------
CHEMICALS -- 0.6%
$  155,000    B         Polymer Group Inc., Company Guaranteed, Series B, 9.000% due
                          7/1/07....................................................    $   153,450
---------------------------------------------------------------------------------------------------
CONSUMER NON-DURABLES -- 2.4%
   350,000    B         Grove Holdings LLC, step bond to yield 11.625% due 5/1/09...        147,000
   485,000    B-        Tropical Sportswear International Corp., Company Guaranteed,
                          11.000% due 6/15/08.......................................        511,674
---------------------------------------------------------------------------------------------------
                                                                                            658,674
---------------------------------------------------------------------------------------------------
ENERGY -- 5.1%
   360,000    B         Cross Timbers Oil Co., Sr. Sub. Notes, 9.250% due 4/1/07....        332,100
   310,000    B-        International Utility Structures Inc., Sr. Sub. Notes,
                          10.750% due 2/1/08........................................        291,400
   365,000    B+        Parker Drilling Co., Company Guaranteed, 9.750% due
                          11/15/06..................................................        326,675
   180,000    BB-       Pride Petroleum Inc., Sr. Notes, 9.375% due 5/1/07..........        170,100
   250,000    BB+       Tuscon Electric Power Co., Collateral Trust, 7.500% due
                          8/1/08....................................................        260,625
---------------------------------------------------------------------------------------------------
                                                                                          1,380,900
---------------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 0.6%
    90,000    B-        B.F. Saul Real Estate Investment Trust, Sr. Notes, 9.750%
                          due 4/1/08................................................         82,800
   120,000    B+        Pioneer Americas Acquisition, Company Guaranteed, 9.250% due
                          6/15/07...................................................         93,600
---------------------------------------------------------------------------------------------------
                                                                                            176,400
---------------------------------------------------------------------------------------------------
FOOD AND DRUG -- 4.2%
   120,000    B         Agrilink Foods, Sr. Sub. Notes, 11.875% due 11/1/08.........        122,400
   510,000    B         Archibald Candy Corp., Company Guaranteed, 10.250% due
                          7/1/04....................................................        517,650
   490,000    B-        Duane Reade Inc., Company Guaranteed, 9.250% due 2/15/08....        501,025
---------------------------------------------------------------------------------------------------
                                                                                          1,141,075
---------------------------------------------------------------------------------------------------
GAMING/LEISURE -- 9.5%
                        Bally Total Fitness Holdings Corp., Sr. Sub. Notes:
   420,000    B+        9.875% due 10/15/07.........................................        411,600
   120,000    B+        9.875% due 10/15/07 (a).....................................        117,600
   400,000    Ba3*      Grand Casinos Inc., 1st Mortgage Notes, 10.125% due
                          12/1/03...................................................        436,000
   350,000    BB+       Harrah's Operating Co. Inc., Company Guaranteed, 7.875% due
                          12/15/05..................................................        351,750
   150,000    B         Hollywood Park Inc., Sr. Sub. Notes, 9.500% due 8/1/07......        148,875
   325,000    B+        Prime Hospitality Corp., Sr. Sub. Notes, 9.750% due
                          4/1/07....................................................        328,250
                        Regal Cinemas Inc., Sr. Notes:
   140,000    B         9.500% due 6/1/08...........................................        145,950
    75,000    B         9.500% due 6/1/08 (a).......................................         78,187
                        Station Casinos Inc., Sr. Sub. Notes:
   360,000    B+        10.125% due 3/15/06.........................................        377,100
   200,000    B+        8.875% due 12/1/08..........................................        201,500
---------------------------------------------------------------------------------------------------
                                                                                          2,596,812
---------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       17

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1998

                             HIGH YIELD BOND TRUST


HEALTH CARE -- 3.0%
$  250,000    B+       PSS World Medical Inc., Company Guaranteed, 8.500% due
                         10/1/07...................................................    $   261,563
   350,000    B-       Production Resource Group, Sr. Sub. Notes, 11.500% due
                         1/15/08...................................................        344,750
   205,000    B+       Unilab Corp., Sr. Notes, 11.000% due 4/1/06.................        213,200
--------------------------------------------------------------------------------------------------
                                                                                           819,513
--------------------------------------------------------------------------------------------------
HOUSING -- 2.2%
   250,000    B+       Beazer Homes USA Inc., Company Guaranteed, 8.875% due
                         4/1/08....................................................        241,250
   350,000    BB+      Greystone Homes Inc., Sr. Notes, 10.750% due 3/1/04.........        371,000
--------------------------------------------------------------------------------------------------
                                                                                           612,250
--------------------------------------------------------------------------------------------------
INFORMATION/TECHNOLOGY -- 4.5%
   420,000    B-       PSINet Inc., Sr. Notes, 10.000% due 2/15/05.................        415,980
   160,000    BB-      Unisys Corp., Sr. Notes, 12.000% due 4/15/03................        179,600
   225,000    B-       Verio Inc., Sr. Notes, 11.250% due 12/1/08..................        227,250
                       Viasystems Group, Sr. Sub. Notes:
   120,000    B-       9.750% due 6/1/07...........................................        114,000
   310,000    B-       Series B 9.750% due 6/1/07..................................        294,500
--------------------------------------------------------------------------------------------------
                                                                                         1,231,330
--------------------------------------------------------------------------------------------------
MANUFACTURING -- 9.3%
                       Advance Holding Corp.:
    60,000    B-       Step bond to yield 12.645% due 4/15/09......................         35,400
   300,000    NR       Step bond to yield 12.818% due 4/15/09 (a)..................        177,000
   240,000    B+       Diamond Triumph Autoglass, Sr. Notes, 9.250% due 4/1/08.....        238,200
   400,000    B-       Doane Pet Care Co., Sr. Sub. Notes, 9.750% due 5/15/07......        410,000
   400,000    B-       Fisher Scientific International Inc., Sr. Sub. Notes, 9.000%
                         due 2/1/08................................................        400,000
   120,000    BB-      Imax Corp., Sr. Notes, 7.875% due 12/1/05...................        121,200
   300,000    B-       Roller Bearing Co., Company Guaranteed, 9.625% due
                         6/15/07...................................................        288,000
   180,000    B-       Special Devices Inc., Sr. Sub. Notes, 11.375% due 12/15/08
                         (a).......................................................        183,150
    50,000    B-       Sullivan Graphics Inc., Sr. Sub. Notes, 12.750% due
                         8/1/05....................................................         51,000
   250,000    B-       Transdigm Inc., Sr. Sub. Notes, 10.375% due 12/1/08.........        250,625
   410,000    B        WHX Corp., Sr. Notes, 10.500% due 4/15/05...................        377,200
--------------------------------------------------------------------------------------------------
                                                                                         2,531,775
--------------------------------------------------------------------------------------------------
MEDIA/ENTERTAINMENT -- 15.1%
   500,000    B        Chancellor Media Corp., Sr. Sub. Notes, 9.000% due
                         10/1/08...................................................        531,250
   100,000    B-       Classic Cable Inc., Sr. Sub. Notes, 9.875% due 8/1/08.......        104,250
   500,000    B        Jacor Communication Co., Company Guaranteed, 9.750% due
                         12/15/06..................................................        555,000
   340,000    CCC+     Paxson Communication Corp., Sr. Sub. Notes, 11.625% due
                         10/1/02...................................................        345,100
                       Pegasus Media & Communication Corp.:
   500,000    B-       Notes 12.500% due 7/1/05....................................        550,000
   330,000    B-       Sr. Notes, 9.625% due 10/15/05..............................        330,000
   595,000    B-       SFX Entertainment Inc., Company Guaranteed, 9.125% due
                         2/1/08....................................................        593,515
   175,000    B        Sinclair Broadcast Group Inc., Sr. Sub. Notes, 8.750% due
                         12/15/07..................................................        176,750
   645,000    B+       TeleWest Communications PLC, step bond to yield 10.809% due
                         10/1/07...................................................        538,575
   200,000    B-       Transwestern Publishing Co., Sr. Sub. Notes, 9.625% due
                         11/15/07..................................................        208,750
   340,000    B        United International Holdings Inc., step bond to yield
                         10.767% due 2/15/08.......................................        183,600
--------------------------------------------------------------------------------------------------
                                                                                         4,116,790
--------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       18

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1998

                             HIGH YIELD BOND TRUST


METALS/MINERALS -- 7.4%
$  500,000    B-       Diamond Holdings PLC, Company Guaranteed, 9.125% due
                         2/1/08....................................................    $   477,500
   500,000    BB       Great Central Mines Ltd., Sr. Notes, 8.875% due 4/1/08......        497,500
   450,000    B-       La Petite Acadamy Inc., Company Guaranteed, 10.000% due
                         5/15/08...................................................        445,500
   600,000    CCC+     Republic Engineer Steel, 1st Mortgage, 9.875% due
                         12/15/01..................................................        616,500
--------------------------------------------------------------------------------------------------
                                                                                         2,037,000
--------------------------------------------------------------------------------------------------
PAPER -- 1.5%
   400,000    B        Mail-Well Corp., Sr. Sub. Notes, 10.500% due 2/15/04........        421,000
--------------------------------------------------------------------------------------------------
RETAIL -- 3.4%
   410,000    B-       Advance Stores Co. Inc., Sr. Sub. Notes, 10.250% due 4/15/08
                         (a).......................................................        416,150
   500,000    BB       K-Mart Corp., Medium Term Notes, 7.900% due 12/14/00........        508,750
--------------------------------------------------------------------------------------------------
                                                                                           924,900
--------------------------------------------------------------------------------------------------
SERVICES -- 6.9%
   710,000    B        AFC Enterprises, Sr. Sub. Notes, 10.250% due 5/15/07........        741,950
   250,000    B+       Equimar Shipholdings Ltd., Company Guaranteed, 9.875% due
                         7/1/07....................................................        197,500
   236,896    B        FRD Acquisition, Sr. Notes, 12.500% due 7/15/04.............        241,634
   450,000    B        NE Restaurant Co. Inc., Sr. Notes, 10.750% due 7/15/08......        456,750
   240,000    B-       Williams Scotsman Inc., Company Guaranteed, 9.875% due
                         6/1/07....................................................        249,900
--------------------------------------------------------------------------------------------------
                                                                                         1,887,734
--------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 7.0%
   295,000    CCC+     Centennial Cellular Corp., Sr. Sub. Notes, 10.750% due
                         12/15/08 (a)..............................................        297,213
   250,000    B-       Classic Communications, Inc., step bond to yield 13.055% due
                         8/1/09....................................................        151,875
   260,000    B+       Jordan Telecommunications Products, step bond to yield
                         10.629% due 8/1/07........................................        200,200
                       NTL Inc.:
   120,000    B-       Sr. Notes, 11.500% due 10/1/08 (a)..........................        131,100
   585,000    B-       Step bond to yield 10.095% due 4/1/08.......................        356,850
   400,000    BB+      Qwest Communication Corp., step bond to yield 7.608% due
                         2/1/08....................................................        301,000
   485,000    B-       T/SF Communications Corp., Company Guaranteed, 10.375% due
                         11/1/07...................................................        483,181
--------------------------------------------------------------------------------------------------
                                                                                         1,921,419
--------------------------------------------------------------------------------------------------
TEXTILES -- 3.8%
   550,000    B+       Avondale Mills Inc., Company Guaranteed, 10.250% due
                         5/1/06....................................................        577,500
   475,000    B+       Delta Mills Inc., Company Guaranteed, 9.625% due 9/1/07.....        467,875
--------------------------------------------------------------------------------------------------
                                                                                         1,045,375
--------------------------------------------------------------------------------------------------
TRANSPORTATION -- 2.7%
   474,000    B-       Atlas Air Inc., Sr. Notes, 10.750% due 8/1/05...............        500,070
   240,000    B-       MTL Inc., Sr. Sub. Notes, 10.000% due 6/15/06 (a)...........        232,800
--------------------------------------------------------------------------------------------------
                                                                                           732,870
--------------------------------------------------------------------------------------------------
                       TOTAL CORPORATE BONDS AND NOTES (Cost -- $24,656,253).......     24,389,267
--------------------------------------------------------------------------------------------------

  SHARES                                         SECURITY                                 VALUE
--------------------------------------------------------------------------------------------------
STOCK -- 3.6%
--------------------------------------------------------------------------------------------------
ENERGY -- 0.2%
     3,100             Niagara Mohawk Power Corp. .................................         49,987
--------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       19

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1998

                             HIGH YIELD BOND TRUST


MEDIA/ENTERTAINMENT -- 0.2%
        10             Paxson Communications Corp., Preferred, Payment-in-kind,
                         Exchangeable 12.500%......................................    $       875
       451             SFX Broadcasting Inc., Class A Shares, Preferred, 12.625%...         55,924
--------------------------------------------------------------------------------------------------
                                                                                            56,799
--------------------------------------------------------------------------------------------------
TECHNOLOGY -- 1.3%
     4,500             Eagle-Picher Holdings, Preferred, 11.750%, Expire 3/1/08....        220,500
        71             Source Media Inc., Preferred, Payment-in-kind, Exchangeable
                         13.500%...................................................          1,385
     9,000             Viasystems Group, Inc., Preferred, Series B.................        135,000
--------------------------------------------------------------------------------------------------
                                                                                           356,885
--------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 1.9%
   300,000             Centaur Funding Corp., Preferred 9.080% (a).................        309,060
     2,100             Global Crossing Holding Ltd., Preferred 10.500% (a).........        204,750
--------------------------------------------------------------------------------------------------
                                                                                           513,810
--------------------------------------------------------------------------------------------------
                       TOTAL STOCK (Cost -- $650,251)..............................        977,481
--------------------------------------------------------------------------------------------------
WARRANTS (B) -- 0.1%
--------------------------------------------------------------------------------------------------
MANUFACTURING -- 0.1%
     1,600             Terex Corp., Expire 5/15/02.................................         32,000
--------------------------------------------------------------------------------------------------
METAL PRODUCTS -- 0.0%
       500             Gulf State Steel Alabama Inc., Expire 4/15/03...............              5
--------------------------------------------------------------------------------------------------
                       TOTAL WARRANTS (Cost -- $44,163)............................         32,005
--------------------------------------------------------------------------------------------------
                       SUB-TOTAL INVESTMENTS (Cost -- $25,350,667).................     25,398,753
--------------------------------------------------------------------------------------------------

   FACE
  AMOUNT                                         SECURITY                                 VALUE
--------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 7.1%
$1,936,000             Morgan Stanley, Dean Witter & Co., 4.620% due 1/4/99,
                       Proceeds at Maturity -- $1,936,992 (Fully collaterized by
                       U.S. Treasury Notes, 13.875% due 5/15/11; Market
                       Value -- $1,979,923) (Cost -- $1,936,000)...................      1,936,000
--------------------------------------------------------------------------------------------------
                       TOTAL INVESTMENTS -- 100% (Cost -- $27,286,667**)...........    $27,334,753
--------------------------------------------------------------------------------------------------

 + All ratings are by Standard & Poor's Ratings Services, except that those identified by an asterisk (*) are rated by Moody's Investors Service Inc.
(a) Security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.
(b) Non-income producing security.
** Aggregate cost for Federal income tax purposes is substantially the same.

  See page 22 for definition of bond ratings.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       20

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1998

                             HIGH YIELD BOND TRUST

                      SUMMARY OF BONDS BY COMBINED RATINGS

                 STANDARD &  % OF TOTAL CORPORATE
MOODY'S  AND/OR    POOR'S       BONDS & NOTES
-------------------------------------------------
  Ba                 BB              13.1%
   B                 B               81.0
  Caa               CCC               5.2
  NR                 NR               0.7
-------------------------------------------------
                                    100.0%
-------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       21

--------------------------------------------------------------------------------
 BOND RATINGS (UNAUDITED)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Services ("Standard & Poor's") -- Ratings from "AA" to "C" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AAA     --   Bonds rated "AAA" has the highest rating assigned by
             Standard & Poor's. Capacity to pay interest and repay
             principal is extremely strong.
AA      --   Bonds rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.
A       --   Bonds rated "A" has a strong capacity to pay interest and
             repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB     --   Bonds rated "BBB" are regarded as having an adequate
             capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse
             economic conditions or changing circumstances are more
             likely to lead to a weakened capacity to pay interest and
             repay principal for bonds in this category than for bonds in higher rated categories.
BB, B   --   Bonds rated "BB" and "B" are regarded, on balance, as
and CCC      predominantly speculative with respect to capacity to pay
             interest and repay principal in accordance with the terms of the obligation. "BB" represents a lower degree of
             speculation than "B", and "CCC" the highest degree of
             speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by
             large uncertainties or major risk exposures to adverse
             conditions.
C       --   The rating "C" is reserved for income bonds on which no
             interest is being paid.
D       --   Bonds rated "D" are in default, and payment of interest
             and/or repayment of principal is in arrears.

Moody's Investors Service Inc. ("Moody's") -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "C", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa     --   Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment fisk and are
             generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin
             and principal is secure. While the various protective
             elements are likely to change, such changes as can be
             visualized are most unlikely to impair the fundamentally
             strong position of such issues.
Aa      --   Bonds rated "Aa" are judged to be of high quality by all
             standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated
             lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of
             protective elements may be of greater amplitude or there may be other elements present which make the long-term risks
             appear somewhat larger than in "Aaa" securities.
A       --   Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations.
             Factors giving security to principal and interest are
             considered adequate but elements may be present which
             suggest a susceptibility to impairment some time in the
             future.
Baa     --   Bonds rated "Baa" are considered to be medium grade
             obligations; that is, they are neither highly protected nor poorly secured. Interest payment and principal security
             appear adequate for the present but certain protective
             elements may be lacking or may be characteristically
             unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have
             speculative characteristics as well.
Ba      --   Bonds rated "Ba" are judged to have speculative elements;
             their future cannot be considered as well assured. Often the protection of interest and principal payments may be very
             moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position
             characterizes bonds in this class.
B       --   Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa     --   Bonds rated "Caa" are of poor standing. These issues may be in default, or present elements of danger may exist with
             respect to principal or interest.
Ca      --   Bonds rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C       --   Bonds rated "C" are the lowest rated class of bonds, and
             issues so rated can be regarded as having extremely poor
             prospects of ever attaining any real investment standing.
NR      --   Indicates that the bond is not rated by Standard & Poor's or
             Moody's.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1998

                           CAPITAL APPRECIATION FUND

  SHARES                                SECURITY                               VALUE
----------------------------------------------------------------------------------------
COMMON STOCK -- 88.3%
----------------------------------------------------------------------------------------
BANKING -- 0.4%
     87,855   U.S. Bancorp................................................  $  3,118,853
----------------------------------------------------------------------------------------
BEVERAGE -- 2.1%
    206,960   Coca-Cola Co. ..............................................    13,840,450
    135,965   Coca-Cola Enterprises Inc. .................................     4,860,749
----------------------------------------------------------------------------------------
                                                                              18,701,199
----------------------------------------------------------------------------------------
CHEMICAL -- 0.7%
    134,205   Monsanto Co. ...............................................     6,374,738
----------------------------------------------------------------------------------------
COMPUTERS -- 12.4%
    805,720   Dell Computer Corp. (a).....................................    58,968,632
    137,050   International Business Machines Corp. ......................    25,319,988
    428,380   VERITAS Software Corp. (a)..................................    25,676,026
----------------------------------------------------------------------------------------
                                                                             109,964,646
----------------------------------------------------------------------------------------
COMMUNICATIONS -- 0.9%
    160,645   Qwest Communications International, Inc. (a)................     8,032,250
----------------------------------------------------------------------------------------
DIVERSIFIED OPERATIONS -- 8.9%
    361,405   General Electric Co. .......................................    36,885,898
    676,170   Time Warner Inc. ...........................................    41,964,801
----------------------------------------------------------------------------------------
                                                                              78,850,699
----------------------------------------------------------------------------------------
DRUGS AND HEALTH CARE -- 10.8%
    318,020   Eli Lilly & Co. ............................................    28,264,028
     19,350   MedImmune, Inc. (a).........................................     1,924,116
    271,190   Pfizer, Inc. ...............................................    34,017,396
    430,125   Warner-Lambert Co. .........................................    32,340,023
----------------------------------------------------------------------------------------
                                                                              96,545,563
----------------------------------------------------------------------------------------
ELECTRONICS -- 3.1%
    323,376   Texas Instruments Inc. .....................................    27,668,773
----------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 4.5%
    363,735   Charles Schwab Corp. .......................................    20,437,360
    265,520   Fannie Mae..................................................    19,648,480
----------------------------------------------------------------------------------------
                                                                              40,085,840
----------------------------------------------------------------------------------------
MEDICAL INFORMATION SYSTEMS -- 3.6%
    428,381   IMS Health Inc. ............................................    32,315,916
----------------------------------------------------------------------------------------
RETAIL -- 7.7%
    239,105   Costco Cos., Inc. (a).......................................    17,260,392
    309,250   Fred Meyer, Inc. (a)........................................    18,632,312
    216,395   Safeway Inc. (a)............................................    13,186,570

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       23

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1998

                           CAPITAL APPRECIATION FUND

    219,850   Staples, Inc. (a).                                            $  9,604,697
    157,830   Home Depot, Inc. ...........................................     9,657,223
----------------------------------------------------------------------------------------
                                                                              68,341,194
----------------------------------------------------------------------------------------
SOFTWARE -- 21.7%
    566,180   America Online, Inc. (a)....................................    90,588,800
    508,245   Cisco Systems, Inc. (a).....................................    47,171,489
    104,290   Intuit Inc. (a).............................................     7,561,025
    204,090   J.D. Edwards & Co. (a)......................................     5,791,054
    304,900   Microsoft Corp. (a).........................................    42,285,819
----------------------------------------------------------------------------------------
                                                                             193,398,187
----------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 11.5%
    127,820   Global TeleSystems Group, Inc. (a)..........................     7,125,965
    218,710   Lucent Technologies Inc. ...................................    24,058,100
    366,195   MCI WorldCom, Inc. (a)......................................    26,274,491
    369,520   Nokia Corp. Sponsored ADR...................................    44,504,065
----------------------------------------------------------------------------------------
                                                                             101,962,621
----------------------------------------------------------------------------------------
              TOTAL COMMON STOCK (Cost -- $420,182,280)...................   785,360,479
----------------------------------------------------------------------------------------
FOREIGN STOCK -- 1.3%
DRUGS AND HEALTH CARE -- 1.3%
    848,713   Smithkline Beecham PLC (Cost -- $11,889,340)................    11,911,042
----------------------------------------------------------------------------------------
              SUB-TOTAL INVESTMENTS (Cost -- $432,071,620)................   797,271,521
----------------------------------------------------------------------------------------
   FACE
  AMOUNT                                SECURITY                               VALUE
----------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 10.4%
$92,708,000   Morgan Stanley, Dean Witter & Co., 4.620% due 1/4/99;
              Proceeds at maturity -- $92,755,586; (Fully Collateralized by U.S. Treasury Notes, 7.125% to 8.750% due 8/15/20 to
              2/15/23; Market
              Value -- $94,531,419)(Cost -- $92,708,000)..................    92,708,000
----------------------------------------------------------------------------------------
              TOTAL INVESTMENTS -- 100% (Cost -- $524,779,620**)..........  $889,979,521
----------------------------------------------------------------------------------------

(a) Non-income producing security.
** Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       24

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1998

                             MONEY MARKET PORTFOLIO

        FACE                                                                          ANNUALIZED
       AMOUNT                                     SECURITY                              YIELD         VALUE
--------------------------------------------------------------------------------------------------------------
                                                           COMMERCIAL PAPER -- 99.0%
     $2,000,000         AC Acquisition Holdings matures 3/12/99.....................    5.10%      $ 1,980,439
      2,000,000         Asset Securitization Corp. matures 2/18/99..................     5.35        1,985,947
      2,200,000         Associates Corp. of North America matures 1/12/99...........     5.18        2,196,545
      2,100,000         Bayer Corp. matures 2/25/99.................................     5.10        2,083,798
      2,200,000         Becton Dickinson & Co. matures 1/19/99......................     5.32        2,194,203
      2,000,000         Campbell Soup Co. matures 1/8/99............................     5.22        1,997,978
      1,530,000         Coca-Cola Co. matures 2/4/99................................     5.13        1,522,645
      2,000,000         Eastman Kodak matures 1/27/99...............................     5.17        1,992,590
      2,000,000         Eaton Corp. matures 1/6/99..................................     6.03        1,998,328
      1,650,000         E.I. Dupont de Nemours matures 1/14/99......................     5.06        1,647,020
      2,000,000         Ford Motor Credit Corp. matures 1/8/99......................     5.44        1,997,896
      1,125,000         General Electric Capital Corp. matures 1/13/99..............     5.37        1,123,005
      1,000,000         H.J. Heinz Co. matures 2/2/99...............................     5.21          995,404
      1,900,000         Household Finance Corp. matures 1/11/99.....................     5.39        1,897,171
      1,750,000         Johnson & Johnson matures 1/4/99............................     5.00        1,749,271
      2,150,000         Marsh & McLennan Co. Inc. matures 1/28/99...................     5.15        2,141,809
      2,100,000         National Rural Utilities matures 1/15/99....................     5.06        2,095,917
      1,995,000         Paccar Financial Corp. matures 1/21/99......................     5.23        1,989,237
      2,100,000         Prudential Funding Co. matures 2/5/99.......................     5.27        2,089,383
      2,000,000         Teco Finance Inc. matures 2/5/99............................     5.16        1,990,044
      1,850,000         TRW Inc. matures 1/28/99....................................     5.23        1,842,813
      2,250,000         Walt Disney Co. matures 3/2/99..............................     5.16        2,230,950
--------------------------------------------------------------------------------------------------------------
                        TOTAL COMMERCIAL PAPER (Cost -- $41,742,393)                                41,742,393
--------------------------------------------------------------------------------------------------------------
                                                        REPURCHASE AGREEMENT -- 1.0%
        430,000         CS First Boston Corp., 4.400% due 1/4/99; Proceeds at
                        Maturity -- $430,210; (Fully Collateralized by U.S. Treasury
                        Notes, 5.375% due 1/31/00; Market Value -- $438,780)
                        (Cost -- $430,000)..........................................                   430,000
--------------------------------------------------------------------------------------------------------------
                        TOTAL INVESTMENTS -- 100% (Cost -- $42,172,393*)............               $42,172,393
--------------------------------------------------------------------------------------------------------------

* Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       25

--------------------------------------------------------------------------------
 STATEMENTS OF ASSETS AND LIABILITIES                          DECEMBER 31, 1998

                                                       MANAGED      HIGH YIELD      CAPITAL         MONEY
                                                        ASSETS         BOND       APPRECIATION     MARKET
                                                        TRUST          TRUST          FUND        PORTFOLIO
------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments -- Cost..............................  $201,477,500   $25,350,667   $432,071,620   $41,742,393
  Repurchase Agreements -- Cost....................     1,741,000     1,936,000     92,708,000       430,000
------------------------------------------------------------------------------------------------------------
  Investments, at value............................  $273,592,684   $25,398,753   $797,271,521   $41,742,393
  Repurchase Agreements, at value..................     1,741,000     1,936,000     92,708,000       430,000
  Cash.............................................           520            --            331           252
  Dividends and interest receivable................       984,220       586,988        174,941            56
  Receivable for securities sold...................       165,698           252             --            --
  Receivable for Fund shares sold..................            --       232,889      1,340,964            --
------------------------------------------------------------------------------------------------------------
  TOTAL ASSETS.....................................   276,484,122    28,154,882    891,495,757    42,172,701
------------------------------------------------------------------------------------------------------------
LIABILITIES:
  Investment advisory fees payable.................       113,433        12,014        510,482         8,632
  Administration fees payable......................        13,651         1,442         40,362         2,136
  Payable to bank..................................            --        34,095             --            --
  Payable for Fund shares purchased................        62,457            --             --            --
  Payable to broker -- variation margin............        35,700            --             --            --
  Dividends payable................................            --            --             --        74,245
  Accrued expenses.................................        77,207        18,890         83,990        18,359
------------------------------------------------------------------------------------------------------------
  TOTAL LIABILITIES................................       302,448        66,441        634,834       103,372
------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS...................................  $276,181,674   $28,088,441   $890,860,923   $42,069,329
------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital..................................  $181,377,818   $27,358,407   $494,472,555   $42,069,329
  Undistributed net investment income..............     5,732,244     2,318,362      1,059,153            --
  Accumulated net realized gain (loss) from
     security transactions, foreign currencies and
     futures contracts.............................    17,799,372    (1,636,414)    30,123,306            --
  Net unrealized appreciation of investments,
     futures contracts and foreign currencies......    71,272,240        48,086    365,205,909            --
------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS...................................  $276,181,674   $28,088,441   $890,860,923   $42,069,329
------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING.................................    13,812,401     2,850,740     12,246,916    42,069,329
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, PER SHARE.........................        $19.99         $9.85         $72.74         $1.00
------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       26

--------------------------------------------------------------------------------
 STATEMENTS OF OPERATIONS                   FOR THE YEAR ENDED DECEMBER 31, 1998

                                                          MANAGED     HIGH YIELD      CAPITAL        MONEY
                                                          ASSETS         BOND       APPRECIATION     MARKET
                                                           TRUST         TRUST          FUND       PORTFOLIO
-------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest............................................  $ 4,703,240   $ 2,568,670   $  3,117,890   $1,637,680
  Dividends...........................................    2,454,616        46,514      2,898,344           --
  Less: Foreign withholding tax.......................       (4,526)           --        (26,918)          --
-------------------------------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME.............................    7,153,330     2,615,184      5,989,316    1,637,680
-------------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fees (Note 3)...................    1,232,882       141,393      4,360,310       96,335
  Administration fees (Note 3)........................      147,946        16,967        380,360       19,629
  Audit and legal.....................................       41,953        35,597         46,643       29,000
  Shareholder communications..........................       21,348        10,984         76,697        6,746
  Custody.............................................       18,000         7,912         40,154        9,269
  Shareholder and system servicing fees...............        5,113        18,586         10,665       10,114
  Trustees' fees......................................        1,000         1,000          6,091        3,288
  Other...............................................        3,196           378          5,748        3,288
-------------------------------------------------------------------------------------------------------------
  TOTAL EXPENSES......................................    1,471,438       232,817      4,926,668      177,669
-------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME.................................    5,681,892     2,382,367      1,062,648    1,460,011
-------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCIES (NOTES 4 AND
6):
  Realized Gain (Loss) From:
     Security transactions (excluding short-term
       securities*)...................................   19,805,812       443,848     31,708,067         (215)
     Futures contracts................................   (1,800,903)           --             --           --
     Foreign currency transactions....................           --            --         (3,495)          --
-------------------------------------------------------------------------------------------------------------
  NET REALIZED GAIN (LOSS)............................   18,004,909       443,848     31,704,572         (215)
-------------------------------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation of
  Investments, Futures Contracts and Foreign
  Currencies:
     Beginning of year................................   46,559,403     1,143,573     96,460,219           --
     End of year......................................   71,272,240        48,086    365,205,909           --
-------------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET UNREALIZED
  APPRECIATION........................................   24,712,837    (1,095,487)   268,745,690           --
-------------------------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND
  FOREIGN CURRENCIES..................................   42,717,746      (651,639)   300,450,262         (215)
-------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS................  $48,399,638   $ 1,730,728   $301,512,910   $1,459,796
-------------------------------------------------------------------------------------------------------------

* Except for Money Market Portfolio where the net realized losses are only from the sale of short-term securities.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       27

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS        FOR THE YEAR ENDED DECEMBER 31, 1998

                                                       MANAGED      HIGH YIELD      CAPITAL         MONEY
                                                        ASSETS         BOND       APPRECIATION      MARKET
                                                        TRUST          TRUST          FUND        PORTFOLIO
-------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income............................  $  5,681,892   $ 2,382,367   $  1,062,648   $  1,460,011
  Net realized gain (loss).........................    18,004,909       443,848     31,704,572           (215)
  Increase (decrease) in net unrealized
     appreciation..................................    24,712,837    (1,095,487)   268,745,690             --
-------------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM OPERATIONS...........    48,399,638     1,730,728    301,512,910      1,459,796
-------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
  Net investment income............................    (6,031,526)   (1,906,452)    (1,757,481)    (1,459,796)
  Net realized gains...............................   (11,032,250)           --    (15,276,070)            --
-------------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM
     DISTRIBUTIONS TO SHAREHOLDERS.................   (17,063,776)   (1,906,452)   (17,033,551)    (1,459,796)
-------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 11):
  Net proceeds from sale of shares.................    17,716,235     7,689,311    206,554,463    103,475,184
  Net asset value of shares issued for reinvestment
     of dividends..................................    17,063,776     1,906,452     17,033,551      1,409,254
  Cost of shares reacquired........................   (13,804,479)   (6,603,776)   (24,907,667)   (76,308,910)
-------------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM FUND SHARE
     TRANSACTIONS..................................    20,975,532     2,991,987    198,680,347     28,575,528
-------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS.............................    52,311,394     2,816,263    483,159,706     28,575,528
NET ASSETS:
  Beginning of year................................   223,870,280    25,272,178    407,701,217     13,493,801
-------------------------------------------------------------------------------------------------------------
  END OF YEAR*.....................................  $276,181,674   $28,088,441   $890,860,923   $ 42,069,329
-------------------------------------------------------------------------------------------------------------
* Includes undistributed net investment income
  of:..............................................    $5,732,244    $2,318,362     $1,059,153             --
-------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       28

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)     FOR THE YEAR ENDED DECEMBER
31, 1997

                                                       MANAGED      HIGH YIELD      CAPITAL         MONEY
                                                        ASSETS         BOND       APPRECIATION      MARKET
                                                        TRUST          TRUST          FUND        PORTFOLIO
-------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income............................  $  6,035,045   $ 1,906,327   $  1,757,481   $    305,468
  Net realized gain (loss).........................    12,928,663       813,430     14,695,393            (72)
  Increase in net unrealized appreciation..........    20,882,409       485,471     50,761,528             --
-------------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM OPERATIONS...........    39,846,117     3,205,228     67,214,402        305,396
-------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
  Net investment income............................    (1,469,979)      (15,738)            --       (305,378)
  Net realized gains...............................    (4,813,889)           --         (2,626)            --
-------------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
     SHAREHOLDERS..................................    (6,283,868)      (15,738)        (2,626)      (305,378)
-------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 11):
  Net proceeds from sale of shares.................     7,217,202     7,500,172    143,131,359     28,240,251
  Net asset value of shares issued for reinvestment
     of dividends..................................     6,283,868        15,738          2,626        286,879
  Cost of shares reacquired........................   (11,803,520)   (2,724,265)   (26,776,295)   (18,576,002)
-------------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM FUND SHARE
     TRANSACTIONS..................................     1,697,550     4,791,645    116,357,690      9,951,128
-------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS.............................    35,259,799     7,981,135    183,569,466      9,951,146
NET ASSETS:
  Beginning of year................................   188,610,481    17,291,043    224,131,751      3,542,655
-------------------------------------------------------------------------------------------------------------
  END OF YEAR*.....................................  $223,870,280   $25,272,178   $407,701,217   $ 13,493,801
-------------------------------------------------------------------------------------------------------------
* Includes undistributed net investment income
  of: .............................................    $6,032,308    $1,906,327     $1,757,481             --
-------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       29

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS

     1.  SIGNIFICANT ACCOUNTING POLICIES

     The Managed Assets Trust, High Yield Bond Trust, Capital Appreciation Fund and Money Market Portfolio (formerly known as the Cash Income Trust) (collectively, "Fund(s)") are each a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment companies. Shares of the Funds are offered only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts.

     The significant accounting policies consistently followed by the Funds are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price were reported and U.S. government and agency obligations are valued at the mean between the last reported bid and asked prices or on the basis of quotations received from reputable brokers or other recognized sources; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value;
(e) securities that have a maturity of 60 days or more are valued at prices based on market quotations for securities of similar type, yield and maturity;
(f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis and dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1998, reclassifications were made to the capital accounts of the Managed Assets Trust, High Yield Bond Trust and Capital Appreciation Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, for the Managed Assets Trust, a portion of undistributed net investment income amounting to $116 and a portion of accumulated net realized gains amounting to $31,374 was reclassified to paid-in capital. In addition, for the High Yield Bond Trust, a portion of accumulated net realized loss amounting to $1,352,578 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; (k) the Funds intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     2.  DIVIDENDS

     Money Market Portfolio declares and records a dividend of substantially all of its net investment income on each business day. Such dividends are paid or reinvested on the payable date.

     3.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS

     Travelers Asset Management International Corporation ("TAMIC"), an indirect wholly owned subsidiary of Citigroup, Inc., acts as investment manager and advisor to the Managed Assets Trust ("MAT"), High Yield Bond Trust ("HYBT"), Capital Appreciation Fund ("CAF") and Money Market Portfolio ("MMP"). MAT, CAF and MMP pay TAMIC an investment management and advisory fee calculated at the annual rate of 0.50%, 0.75% and 0.3233%, respectively of its average daily net assets. HYBT pays TAMIC an investment management and advisory fee calculated at an annual rate of 0.50% on the first $50,000,000, 0.40% on the next $100,000,000, 0.30% on the next $100,000,000 and 0.25% on the amount over
$250,000,000 of its average daily net assets. This fee is calculated daily and paid monthly.

     TAMIC has a sub-advisory agreement with The Travelers Investment Management Company, Inc. ("TIMCO"), an indirect wholly owned subsidiary of Citigroup, Inc. Pursuant to the sub-advisory agreement, TIMCO is responsible for the day-to-day portfolio operations and investment decisions for MAT. As a result, TAMIC pays TIMCO, as sub-advisor, 0.25% of the average daily net assets of MAT.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     TAMIC also has a sub-advisory agreement with Janus Capital Corporation ("Janus"). Pursuant to the sub-advisory agreement, Janus is responsible for the day-to-day portfolio operations and investment decisions for CAF. As a result, TAMIC pays Janus, as sub-advisor, 0.55% of the average daily net assets of CAF.

     Travelers Insurance Company ("Travelers Insurance") acts as administrator to the Funds. The Funds pay Travelers Insurance an administration fee calculated at an annual rate of 0.06% of its average daily net assets. Travelers Insurance has entered into a sub-administrative services agreement with Mutual Management Corp. ("MMC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"). Travelers Insurance pays MMC, as sub-administrator, a fee calculated at an annual rate of 0.06% for the average daily net assets of each Fund. This fee is calculated daily and paid monthly.

     Brokerage commissions of $13,143 were received from affiliated brokers.

     One Trustee and all officers of the Funds are employees of Citigroup, Inc., or its subsidiaries.

     4.  INVESTMENTS

     During the year ended December 31, 1998, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                                                MANAGED         HIGH         CAPITAL
                                                                 ASSETS      YIELD BOND    APPRECIATION
                                                                 TRUST          TRUST          FUND
-------------------------------------------------------------------------------------------------------
Purchases...................................................  $190,385,227   $35,792,135   $410,428,204
-------------------------------------------------------------------------------------------------------
Sales.......................................................   179,263,147    33,175,676    277,800,626

--------------------------------------------------------------------------------

     At December 31, 1998, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                MANAGED        HIGH        CAPITAL
                                                                ASSETS      YIELD BOND   APPRECIATION
                                                                 TRUST        TRUST          FUND
-----------------------------------------------------------------------------------------------------
Gross unrealized appreciation...............................  $76,641,813   $ 457,018    $367,626,910
Gross unrealized depreciation...............................   (4,526,629)   (408,932)     (2,427,009)
-----------------------------------------------------------------------------------------------------
Net unrealized appreciation.................................  $72,115,184   $  48,086    $365,199,901
-----------------------------------------------------------------------------------------------------

     5.  REPURCHASE AGREEMENTS

     The Funds purchase (and its custodian takes possession of) U.S. Government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Funds require continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

     6.  FUTURES CONTRACTS

     Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian and is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Funds' basis in the contract.

     The Funds enter into such contracts to hedge portions of their respective portfolios. The Funds bear the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

     At December 31, 1998, MAT had sold 42 financial futures contracts on the Standard & Poor's 500 Index expiring in March 1999. The basis value of such contracts was $13,920,694. The market value of such contracts on December 31, 1998 was $13,077,750, resulting in an unrealized loss of $842,944.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     7.  OPTIONS CONTRACTS

     Premiums paid when put or call options are purchased by the Funds, represent investments, which are "marked-to-market" daily. When a purchased option expires, the Funds realize a loss in the amount of the premium paid. When the Funds enter into closing sales transactions, the Funds realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Funds exercise a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Funds exercise a call option, the cost of the security which the Funds purchase upon exercise will be increased by the premium originally paid.

     At December 31, 1998, the Funds had no open purchased call or put options contracts.

     8.  SECURITIES TRADED ON A TO-BE-ANNOUNCED BASIS

     The Funds may trade securities on a "to-be-announced" ("TBA") basis. In a TBA transaction, the Funds commit to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in GNMA/FNMA transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Funds, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

     At December 31, 1998, MAT held no TBA securities.

     9.  CAPITAL LOSS CARRYFORWARD

     At December 31, 1998, HYBT had, for Federal income tax purposes, approximately $1,311,000 of capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses can be used to offset realized capital gains, it is probable that such gains will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on December 31 of the year indicated:

                                                    1999       2000        2001       2002        2004
--------------------------------------------------------------------------------------------------------
Carryforward Amounts..........................    $748,000    $48,000    $134,000    $38,000    $343,000
--------------------------------------------------------------------------------------------------------

     10.  FOREIGN SECURITIES

     Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. Government.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     11.  SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest without par value. Transactions in shares of each Fund were as follows:

                                                                 YEAR ENDED          YEAR ENDED
                                                              DECEMBER 31, 1998   DECEMBER 31, 1997
---------------------------------------------------------------------------------------------------
MANAGED ASSETS TRUST
Shares sold.................................................         955,576             430,658
Shares issued on reinvestment...............................         921,867             364,705
Shares redeemed.............................................        (747,496)           (707,124)
---------------------------------------------------------------------------------------------------
Net Increase................................................       1,129,947              88,239
---------------------------------------------------------------------------------------------------
HIGH YIELD BOND TRUST
Shares sold.................................................         772,815             811,252
Shares issued on reinvestment...............................         196,339               1,591
Shares redeemed.............................................        (673,313)           (294,426)
---------------------------------------------------------------------------------------------------
Net Increase................................................         295,841             518,417
---------------------------------------------------------------------------------------------------
CAPITAL APPRECIATION FUND
Shares sold.................................................       3,602,035           3,339,655
Shares issued on reinvestment...............................         292,021                  59
Shares redeemed.............................................        (448,218)           (642,619)
---------------------------------------------------------------------------------------------------
Net Increase................................................       3,445,838           2,697,095
---------------------------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO
Shares sold.................................................     103,475,184          28,240,251
Shares issued on reinvestment...............................       1,409,254             286,879
Shares redeemed.............................................     (76,308,910)        (18,576,002)
---------------------------------------------------------------------------------------------------
Net Increase................................................      28,575,528           9,951,128
---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
For a share of beneficial interest outstanding throughout each year ended December 31:

              MANAGED ASSETS TRUST                   1998          1997          1996        1995        1994
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR...............    $17.65        $14.98        $15.50      $12.85      $14.21
---------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income..........................      0.41          0.48          0.46        0.49        0.46
  Net realized and unrealized gain (loss)........      3.27          2.70          1.50        2.83       (0.73)
---------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations..............      3.68          3.18          1.96        3.32       (0.27)
---------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM (1):
  Net investment income..........................     (0.47)        (0.12)        (0.89)      (0.50)      (0.67)
  Net realized gains.............................     (0.87)        (0.39)        (1.59)      (0.17)      (0.42)
---------------------------------------------------------------------------------------------------------------
Total Distributions..............................     (1.34)        (0.51)        (2.48)      (0.67)      (1.09)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR.....................    $19.99        $17.65        $14.98      $15.50      $12.85
---------------------------------------------------------------------------------------------------------------
TOTAL RETURN.....................................     21.44%        21.31%        13.78%      27.12%      (2.24)%
---------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)..................  $276,182      $223,870      $188,610    $171,276    $140,887
---------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses.......................................      0.60%         0.63%         0.58%       0.58%       0.61%
  Net investment income..........................      2.30          2.91          3.51        3.49        3.59
---------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE..........................        74%           90%          108%        110%         97%
---------------------------------------------------------------------------------------------------------------

              HIGH YIELD BOND TRUST                  1998          1997          1996        1995        1994
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR...............     $9.89         $8.49         $9.00       $8.49       $9.25
---------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income..........................      0.77          0.76          0.91        0.80        0.66
  Net realized and unrealized gain (loss)........     (0.13)         0.65          0.41        0.41       (0.76)
---------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations..............      0.64          1.41          1.32        1.21       (0.10)
---------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM (1):
  Net investment income..........................     (0.68)        (0.01)        (1.83)      (0.70)      (0.66)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR.....................     $9.85         $9.89         $8.49       $9.00       $8.49
---------------------------------------------------------------------------------------------------------------
TOTAL RETURN.....................................      6.56%        16.56%        16.05%      15.47%      (1.26)%
---------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)..................   $28,088       $25,272       $17,291     $12,902     $11,716
---------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses (2)...................................      0.82%         0.84%         0.97%       1.25%       1.25%
  Net investment income..........................      8.42          9.04         11.01        9.37        7.71
---------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE..........................       147%          137%           84%        222%        146%
---------------------------------------------------------------------------------------------------------------

(1) Distributions from realized gains include both net realized short-term and long-term capital gains. Prior to 1996 net realized short-term capital gains were included in distributions from net investment income.

(2) The ratio of expenses to average net assets reflects an expense reimbursement by The Travelers in connection with voluntary expense limitations. Without the expense reimbursement, the ratios of expenses to average net assets would have been 1.28% and 1.33% for the years ended December 31, 1995 and 1994, respectively.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
For a share of beneficial interest outstanding throughout each year ended December 31:

          CAPITAL APPRECIATION FUND               1998            1997        1996          1995          1994
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR............    $46.32        $36.72        $33.18        $24.50        $25.87
----------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income.......................      0.06          0.19          0.23          0.24          0.19
  Net realized and unrealized gain (loss).....     28.07          9.41          8.49          8.61         (1.41)
----------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations...........     28.13          9.60          8.72          8.85         (1.22)
----------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM (1):
  Net investment income.......................     (0.18)           --         (0.41)        (0.17)        (0.15)
  Net realized gains..........................     (1.53)        (0.00)*       (4.77)           --            --
----------------------------------------------------------------------------------------------------------------
Total Distributions...........................     (1.71)        (0.00)*       (5.18)        (0.17)        (0.15)
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR..................    $72.74        $46.32        $36.72        $33.18        $24.50
----------------------------------------------------------------------------------------------------------------
TOTAL RETURN..................................     61.63%        26.14%        28.21%        36.37%        (4.76)%
----------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)...............  $890,861      $407,701      $224,132      $122,155       $78,494
----------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses....................................      0.85%         0.84%         0.83%         0.85%         0.89%
  Net investment income.......................      0.18          0.54          0.69          0.84          0.79
----------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.......................        53%           89%           84%          124%          106%
----------------------------------------------------------------------------------------------------------------

             MONEY MARKET PORTFOLIO                 1998          1997        1996          1995          1994
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR..............     $1.00       $1.00         $1.00         $1.00         $1.00
----------------------------------------------------------------------------------------------------------------
  Net investment income (2).....................     0.049       0.049        0.0412        0.0417        0.0278
  Distributions from net investment income......    (0.049)     (0.049)      (0.0412)      (0.0417)      (0.0278)
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR....................     $1.00       $1.00         $1.00         $1.00         $1.00
----------------------------------------------------------------------------------------------------------------
TOTAL RETURN....................................      5.08%       5.03%         4.20%         4.17%         2.78%
----------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S).................   $42,069     $13,494        $3,543        $1,417        $1,203
----------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses (2)(3)...............................      0.65%       0.57%         0.78%         1.25%         1.25%
  Net investment income.........................      5.37        5.03          3.72            --            --
----------------------------------------------------------------------------------------------------------------

(1) Distributions from realized gains include both net realized short-term and long-term capital gains. Prior to 1996 net realized short-term capital gains were included in distributions from net investment income.

(2) The Travelers reimbursed Money Market Portfolio for $31,300 and $43,376 in expenses for the years ended December 31, 1997 and December 31, 1996, respectively. If expenses were not reimbursed, the per share decreases of net investment income would have been $0.002 and $0.02, respectively, and the actual expense ratios would have been 1.39% and 1.71%, respectively.

(3) The ratio of expenses to average net assets for 1995 and 1994 reflects an expense reimbursement by The Travelers in connection with voluntary expense limitations. Without the expense reimbursement, the ratios of expenses to average net assets would have been 7.37% and 6.40% for the years ended December 31, 1995 and 1994, respectively.

 *  Amount represents less than $0.01 per share.

--------------------------------------------------------------------------------
 INDEPENDENT AUDITORS' REPORT

THE SHAREHOLDERS AND BOARDS OF TRUSTEES OF
MANAGED ASSETS TRUST, HIGH YIELD BOND TRUST, CAPITAL APPRECIATION FUND AND MONEY MARKET PORTFOLIO:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Managed Assets Trust, High Yield Bond Trust, Capital Appreciation Fund and Money Market Portfolio as of December 31, 1998, and the related statements of operations, statements of changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended December 31, 1996 and the financial highlights for each of the years in the three year period then ended were audited by other auditors whose report thereon, dated February 24, 1997, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Managed Assets Trust, High Yield Bond Trust, Capital Appreciation Fund and Money Market Portfolio as of December 31, 1998, their results of their operations, changes in their net assets and their financial highlights for the year then ended, in conformity with generally accepted accounting principles.

                                                          [KPMG Peat Marwick LLP
                                                     Signature]

New York, New York
February 8, 1999

--------------------------------------------------------------------------------
 TAX INFORMATION (UNAUDITED)

For Federal tax purposes the Trust hereby designates for the fiscal year ended December 31, 1998:

     - Percentages of ordinary dividends paid as qualifying for the corporate dividends received deduction:

            Managed Assets Trust..............................   45.24%
            Capital Appreciation Fund.........................  100.00

     - Total long-term capital gain distributions paid:

            Managed Assets Trust..............................  $ 8,710,595
            Capital Appreciation Fund.........................   15,276,070

A total of 12.71% of the ordinary dividends paid by the Managed Assets Trust from net investment income are derived from Federal obligations and may be exempt from taxation at the state level.

ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

U.S. GOVERNMENT SECURITIES PORTFOLIO

U.S. Government Securities Portfolio ("Portfolio") seeks to select investments from the point of view of an investor concerned primarily with highest credit quality, current income and total return. The assets of the Portfolio will be invested in direct obligations of the United States, its agencies and instrumentalities. For the year ended December 31, 1998, the Portfolio had a total return of 10.20%, which was above its Lipper, Inc. peer group total return average of 7.36%. (Lipper is an independent fund-tracking organization.)

The key events during 1998 were predominantly mergers and acquisitions, the ongoing overseas economic crisis and the resiliency of the U.S. economy and financial markets. The broad range in interest rates and the associated higher market volatility reflected those conditions. As can be seen from the chart below, interest rates went down during the reporting period:

                      YIELDS FROM U.S. TREASURY SECURITIES

                                                              12/31/98    12/31/97
                                                              --------    --------
90-day Treasury Bill........................................    4.45%       5.34%
2-Year Treasury Note........................................    4.53        5.64
5-Year Treasury Note........................................    4.54        5.71
10-Year Treasury Bond.......................................    4.65        5.74
30-Year Treasury Bond.......................................    5.09        5.92

The historically low level of interest rates in October 1998 was precipitated by the first Federal Reserve Board ("Fed") interest rate cut since 1996. While further cuts ensued, concerns surrounding hedge fund losses took center stage, prompting spreads between corporate bonds and mortgage-backed securities to widen versus U.S. Treasuries. Compounding the problem was considerable corporate financing as the managers headed toward the end of the year. Corporate debt issuance for 1998 on a net basis was more than the prior two years combined.

The portfolio managers believe that the dominant issues in 1999 will be the advent of the Euro, the prospects for economic recovery throughout Asia and other less developed countries, the future sustainability of U.S. economic growth and the ongoing resiliency of U.S. financial markets.

The Euro introduces a new variable to macroeconomic analysis that has not been faced since the demise of the Soviet empire and the advent of true global competition. Opportunities should abound in the financial markets as corporate financing expands in creative new ways. However, the implications for the U.S. dollar as the world's premier currency has now been brought into question by the Euro's introduction.

The economic picture throughout Asia and Russia remains critically unclear. Rising employment, the need to dump finished goods in the face of uncertain currencies and fiscal policies that are slow to change and less than dramatic, do not bode well for the financial markets of less developed countries.

According to the portfolio managers, the U.S. economy and the financial markets should continue to soul search as to its prospects for continued good fortune. The positives include such variables as low unemployment, strong productivity and the dramatic increase in defined contribution plans (i.e., 401(k) plans) and estate planning as key market influences. However, historically low savings (the traditional standard) being redefined as the "wealth effect" as measured by investment growth remains an ever-present shadow that can change with the ups and downs of the financial markets.

Technical trends that have supported a decline in interest rates since 1981 remain fully intact. Minor disruptions keep markets range bound between 4.90% and 5.40% during the first quarter of 1999. However, the portfolio managers believe the more dominant longer-term force should be for rates to head toward the 4.50% level. The managers have therefore positioned the Portfolio in the coming year to benefit from these expected lower interest rates.

ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

SOCIAL AWARENESS STOCK PORTFOLIO

The Social Awareness Stock Portfolio ("Portfolio") seeks long-term capital appreciation and retention of net investment income by selecting investments, primarily common stocks, that meet the social criteria established for the Portfolio. The Portfolio's social criteria currently excludes companies that derive a significant portion of their revenues from the production of tobacco, tobacco products, alcohol, or military defense related services or gambling services. For the year ended December 31, 1998, the Portfolio returned 32.27% and did better than the S&P 500, Index which posted a total return of 28.72% over the same period.

Last year proved to be both an active and rewarding year for the Portfolio. The portfolio managers entered 1998 with about $21.0 million in assets, and through new contributions as well as appreciation they ended the fiscal year with $39.5 million (an increase of almost 88%). They were a net buyer of stock during each month of the year, investing a net of $10.4 million, and in the process reduced their starting cash reserves from 11% to 6%. In total, the managers initiated some 152 individual stock transactions, established 21 new positions, eliminated 14, added to 107 existing holdings and reduced 10.

Throughout this period, the profile of the Portfolio did not change significantly. The quality grade of the stock holdings remained the same year-to-year, as did the price volatility characteristic as measured by the "beta." The dividend yield realized actually rose slightly, while the market's yield declined. The portfolio managers' sector emphasis, within the stock market stayed essentially the same, with an above benchmark weighting in the consumer cyclical, financial, transportation and utility areas. Only the technology sector dropped out of its beginning over weight status. The biggest change came in the list of their top ten stock holdings, where only three favorites at the beginning of the year remained at year end.

As to the future, conventional wisdom says stocks are too expensive. Investors have realized returns that have been too high for too long. Moreover, inflation is now as good as it gets, interest rates are as low as the will go, price to earnings multiples, therefore, are as high as they can be. Worse still, earnings growth is rolling over, and may even be on the edge of a recession-style decline. But, investors have repeatedly been fooled to the upside throughout this bull cycle, and it may not be over yet. The portfolio managers have a sense that the technology revolution is still not exhausted. Good companies so far have found ways to use technology to run today's businesses better, but now they will use it to design a better business model. As long as economic policy actions do not rain on the ballpark, the game may not be over yet. In other words, the current concerns (i.e., economy, earnings, deflation, etc.) could prove to be short lived and not cause sustainable reversals. The portfolio managers remain quite positive about the prospects for financial assets over the long run.

UTILITIES PORTFOLIO

The Utilities Portfolio ("Portfolio") seeks to provide current income by investing in equity and debt securities of companies in the utility industries. For the year ended December 31, 1998, the Portfolio had a total return of 18.21%. In comparison, the Lipper Analytical Services, Inc. peer group total return average was 16.79%. (Lipper is an independent fund-tracking organization.)

An otherwise solid stock performance by the utility sector during 1998 was overshadowed by another exceptional strong performance by the broad stock market. For the year, the Portfolio, was 92% invested in stocks, 3% in bonds and 5% in cash reserves at year end. As of December 31, 1998, the portfolio manager owned 44 stock positions and 3 bond issues. On the stock level, electric utilities dominated with almost 61% of the Portfolio's assets, followed by natural gas and telecommunications companies.

Last year was an exciting one within the utility stock universe because of the extreme divergent investment results -- top performers up over 70%, and laggards down more than 20%. The defining characteristic that separated the top performers from their peers was the completion of their regulatory restructuring plans thereby outlining management's long-term strategies. Once implemented, these deregulated strategies resulted in improved earnings growth visibility and reduced risk of regulatory uncertainties for each specific utility.

Thematically, 1998 was a year in which many companies seriously started positioning themselves for the deregulated energy markets. Several large utilities bought generating assets in other regions as part of a national wholesale energy strategy while others exited the generation business in order to focus on the regulated transmission and distribution business. International

ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

acquisitions remained the focus of many companies at a time when other electric companies were selling off international investments. In addition, the first nuclear plant acquisition was made.

The portfolio managers anticipate that deregulation should accelerate in 1999 with the likely passage of restructuring legislation in key states such as New Jersey, Texas and Michigan. Additionally, they anticipate a pick up in merger and acquisition activity with small- and mid-sized utilities finding it increasingly more difficult to compete in the complex deregulated market hampered primarily by their size. As companies continue to restructure and re-deploy capital investments they have assumed earnings growth for the sector will remain in the three to five percent range and the average dividend pay out (i.e. the portion of earnings distributed as dividends) will continue to decline an average of twelve percentage points. For the successful companies, however, the redeployment should set the stage for better total investment returns in the future.

In closing, we thank you for your investment in The Travelers Series Trust. We look forward to continuing to help you pursue your financial goals.

Sincerely,

/s/ HEATH B. MCLENDON

Heath B. McLendon
Chairman

January 13, 1999

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- U.S. GOVERNMENT SECURITIES PORTFOLIO AS OF 12/31/98 (UNAUDITED)


             AVERAGE ANNUAL TOTAL RETURNS
             ----------------------------
    Year Ended 12/31/98                   10.20%
    Five Years Ended 12/31/98              8.13%
    1/24/92* through 12/31/98              8.36%
               CUMULATIVE TOTAL RETURN
    ----------------------------------------------
    1/24/92* through 12/31/98             74.63%
    * Commencement of operations

This chart assumes an initial investment of $10,000 made on January 24, 1992, assuming reinvestment of dividends, through December 31, 1998. The Lehman Government Bond Index is a broad-based Index of all public debt obligations of the U.S. Government and its agencies and has an average maturity of nine years. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services.

                                       Lehman
 Measurement Period       U.S.       Government     Consumer
(Fiscal Year Covered)  Government    Bond Index    Price Index
1/24/92                   10000         10000         10000
Dec-92                    10790         10723         10275
Dec-93                    11813         11866         10557
Dec-94                    11147         11464         10840
Dec-95                    13869         13567         11115
Dec-96                    14077         13943         11484
Dec-97                    15846         15280         11679
Jun-98                    16630         15919         11801

--------------------------------------------------------------------------------
Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- SOCIAL AWARENESS STOCK PORTFOLIO AS OF 12/31/98 (UNAUDITED)


             AVERAGE ANNUAL TOTAL RETURNS
             ----------------------------
    Year Ended 12/31/98                    32.27%
    Five Years Ended 12/31/98              21.26%
    5/1/92* through 12/31/98               18.41%
               CUMULATIVE TOTAL RETURN
    ----------------------------------------------
    5/1/92* through 12/31/98              208.75%
    * Commencement of operations

This chart assumes an initial investment of $10,000 made on May 1, 1992, assuming reinvestment of dividends, through December 31, 1998. The Standard & Poor's 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services.

                         Social
                        Awareness    Standard &
 Measurement Period       Stock      Poor's 500     Consumer
(Fiscal Year Covered)   Portfolio       Index      Price Index
5/1/92                    10000         10000         10000
Dec-92                    10950         10673         10157
Dec-93                    11777         11745         10436
Dec-94                    11461         11900         10716
Dec-95                    15285         14509         10988
Dec-96                    18340         17838         11353
Dec-97                    23343         23789         11545
Jun-98                    27731         28004         11666

--------------------------------------------------------------------------------

Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- UTILITIES PORTFOLIO AS OF 12/31/98 (UNAUDITED)


             AVERAGE ANNUAL TOTAL RETURNS
             ----------------------------
    Year Ended 12/31/98                    18.21%
    2/4/94* through 12/31/98               17.08%
               CUMULATIVE TOTAL RETURN
    ----------------------------------------------
    2/4/94* through 12/31/98               116.8%
    * Commencement of operations

This chart assumes an initial investment of $10,000 made on February 4, 1994, assuming reinvestment of dividends, through December 31, 1998. Standard & Poor's 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services.

                                     Standard &
 Measurement Period     Utilities    Poor's 500     Consumer
(Fiscal Year Covered)   Portfolio       Index      Price Index
2/4/94                    10000         10000         10000
Dec-94                    10170         10072         10205
Dec-95                    13149         13852         10464
Dec-96                    14638         17031         10811
Dec-97                    18340         22712         10995
Jun-98                    19825         26737         11110

--------------------------------------------------------------------------------

Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS                                      DECEMBER 31, 1998
                      U.S. GOVERNMENT SECURITIES PORTFOLIO

   FACE
  AMOUNT                               SECURITY                               VALUE
--------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 90.0%
$7,500,000   U.S. Treasury Bonds, 5.250% due 11/15/28....................  $ 7,682,700
 4,000,000   U.S. Treasury Notes, 7.500% due 11/15/16....................    4,970,440
 7,160,000   U.S. Treasury Notes, 8.125% due 8/15/21+....................    9,701,156
 4,916,462   FHLMC Certificates, Gold 6.000% due 11/1/28.................    4,861,152
 3,906,540   FHLMC Certificates, Gold 6.500% due 12/1/13.................    3,967,560
 3,029,999   FHLMC Certificates, 7.500% due 9/1/24 @.....................    3,114,263
 1,472,951   FNMA Certificates, 6.000% due 10/1/13.......................    1,477,974
 1,734,944   FNMA Certificates, 6.500% due 1/1/13 @......................    1,760,969
 2,940,460   FNMA Certificates, 6.500% due 12/1/27.......................    2,961,572
 1,146,798   FNMA Certificates, 7.000% due 1/1/10........................    1,172,602
 4,609,956   FNMA Certificates, 7.000% due 5/1/28 @......................    4,706,441
 1,978,205   GNMA Certificates, 6.000% due 4/20/28.......................    1,954,091
 2,020,000   GNMA Certificates, 6.500% due 12/15/28......................    2,042,079
   858,537   GNMA Certificates, 8.500% due 7/15/18 @.....................      911,123
 2,184,395   GNMA Certificates, 9.000% due 9/15/09 @.....................    2,332,518
 9,000,000   GNMA Certificates, RFCO Strip, zero coupon to yield 5.743%
             due 10/15/13................................................    3,915,000
 2,000,000   Tennessee Valley Authority Debenture, 6.250% due 12/15/17...    2,120,000
--------------------------------------------------------------------------------------
             TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
             (Cost -- $59,179,938).......................................   59,651,640
--------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 10.0%
 6,681,000   CS First Boston, 4.400% due 1/4/99; Proceeds at
             maturity -- $6,684,266; (Fully collateralized by U.S.
             Treasury Notes, 5.375% due 1/31/00 Market
             value -- $6,816,889) (Cost -- $6,681,000)...................    6,681,000
--------------------------------------------------------------------------------------
             TOTAL INVESTMENTS -- 100% (Cost -- $65,860,938*)............  $66,332,640
--------------------------------------------------------------------------------------

+  Security is segregated by Custodian for open purchase commitments.
@ Date shown represents the last in range of maturity dates of mortgage certificates owned.
*  Aggregate cost for federal income tax purpose is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       43

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1998

                        SOCIAL AWARENESS STOCK PORTFOLIO

  SHARES                                SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
COMMON STOCK -- 93.7%
-----------------------------------------------------------------------------------------
BASIC MATERIALS -- 3.0%
     4,000    Air Products & Chemicals, Inc. .............................    $   160,000
     6,000    Alcoa Inc...................................................        447,375
    15,000    Engelhard Corp. ............................................        292,500
     8,000    Praxair, Inc. ..............................................        282,000
-----------------------------------------------------------------------------------------
                                                                                1,181,875
-----------------------------------------------------------------------------------------
CAPITAL GOODS -- 3.4%
     4,500    Belden, Inc. ...............................................         95,344
     5,600    Philips Electronics N.V. ...................................        379,050
     8,300    Pitney Bowes, Inc. .........................................        548,319
    14,500    U.S. Filter Corp. (a).......................................        331,687
-----------------------------------------------------------------------------------------
                                                                                1,354,400
-----------------------------------------------------------------------------------------
COMMUNICATION -- 2.1%
    11,836    MCI Worldcom Inc. (a) ......................................        849,233
-----------------------------------------------------------------------------------------
CONSUMER CYCLICALS -- 15.9%
     7,000    Black & Decker Corp. .......................................        392,437
    13,593    Dollar General Corp. .......................................        321,135
    12,700    Home Depot, Inc. ...........................................        777,081
    50,000    Interface, Inc. ............................................        464,062
    11,000    Kaufman and Broad Home Corp. ...............................        316,250
     7,000    Liz Claiborne, Inc. ........................................        220,937
    15,000    Lowe's Cos., Inc. ..........................................        767,813
     8,000    May Department Stores.......................................        483,000
    10,000    Ross Stores, Inc............................................        393,750
    13,800    Staples, Inc. (a)...........................................        602,887
    12,000    Sylvan Learning Systems, Inc. (a)...........................        366,000
     8,600    Tribune Co..................................................        567,600
     7,400    Wal-Mart Stores, Inc. ......................................        602,638
-----------------------------------------------------------------------------------------
                                                                                6,275,590
-----------------------------------------------------------------------------------------
CONSUMER STAPLES -- 12.3%
     9,400    American Stores Co. ........................................        347,213
    18,000    Brinker International, Inc. (a).............................        519,750
     8,700    Kroger Co. (a)..............................................        526,350
    14,800    Newell Co. .................................................        610,500
     4,800    PepsiCo, Inc. ..............................................        196,500
     9,200    Rite Aid Corp. .............................................        455,975
    22,700    Sysco Corp. ................................................        622,831
     7,480    Tricon Global Restaurants, Inc. (a).........................        374,935
     8,000    Unilever N. V. .............................................        663,500
     4,800    Walt Disney Co. ............................................        144,000
    18,000    Wendy's International, Inc. ................................        392,625
-----------------------------------------------------------------------------------------
                                                                                4,854,179
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       44

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1998

                        SOCIAL AWARENESS STOCK PORTFOLIO

  SHARES                                SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
ENERGY -- 3.1%
     9,100    AES Corp. (a) ..............................................    $   431,112
     6,600    Anadarko Petroleum Corp. ...................................        203,775
     6,750    Baker Hughes Inc. ..........................................        119,391
     5,370    British Petroleum Co. PLC...................................        481,286
-----------------------------------------------------------------------------------------
                                                                                1,235,564
-----------------------------------------------------------------------------------------
FINANCIAL SERVICES  -- 19.0%
     9,700    ACE, Ltd. ..................................................        334,044
     9,200    Allstate Corp. .............................................        355,350
     4,000    American Express Co. .......................................        409,000
     6,112    American International Group Inc. ..........................        590,572
    14,400    Associates First Capital Corp. .............................        610,200
     9,962    BankAmerica Corp. ..........................................        598,965
     5,400    BankBoston Corp. ...........................................        210,263
    13,300    Chase Manhattan Corp. ......................................        905,231
    10,000    CIT Group Inc. .............................................        318,125
     9,400    Freddie Mac.................................................        605,713
    14,000    IndyMac Mortgage Holdings, Inc. ............................        147,875
     7,000    Lincoln National Corp. .....................................        572,687
    11,800    Provident Cos., Inc. .......................................        489,700
    13,300    St. Paul Co., Inc. .........................................        462,175
     6,800    State Street Corp. .........................................        473,025
     3,000    Transamerica Corp. .........................................        346,500
     2,540    Washington Mutual, Inc. ....................................         96,996
-----------------------------------------------------------------------------------------
                                                                                7,526,421
-----------------------------------------------------------------------------------------
HEALTH CARE -- 11.2%
     6,200    Amgen Inc. (a)..............................................        648,288
    11,400    C. R. Bard, Inc. ...........................................        564,300
    12,000    DENTSPLY International, Inc. ...............................        309,000
     6,200    Johnson & Johnson...........................................        520,025
     3,300    Merck & Co., Inc. ..........................................        487,369
    10,000    Mylan Laboratories Inc. ....................................        315,000
     2,400    Pfizer, Inc. ...............................................        301,050
    11,200    Schering-Plough Corp. ......................................        618,800
     7,200    Stryker Corp. ..............................................        396,450
    10,000    Tenet Healthcare Corp. (a)..................................        262,500
-----------------------------------------------------------------------------------------
                                                                                4,422,782
-----------------------------------------------------------------------------------------
TECHNOLOGY -- 17.5%
    19,500    Anixter International Inc. (a)..............................        396,094
     5,000    Ascend Communications, Inc. (a).............................        328,750
     5,100    Automatic Data Processing, Inc. ............................        408,956
    12,125    Caliber Learning Network, Inc. (a)..........................         51,531
    10,350    Cisco Systems Inc. (a)......................................        960,609
    12,500    Compaq Computer Corp. ......................................        524,219
    10,000    Electronic Data Systems Corp................................        502,500
    14,000    EMC Corp. (a)...............................................      1,190,000
     1,700    Intel Corp. ................................................        201,556

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       45

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1998

                        SOCIAL AWARENESS STOCK PORTFOLIO

  SHARES                                SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
TECHNOLOGY -- 17.5% (CONTINUED)
     4,400    International Business Machines Corp. ......................    $   812,900
     5,200    Lucent Technologies Corp. ..................................        572,000
     3,100    Sun Microsystems Inc. (a)...................................        265,438
     5,900    Xerox Corp. ................................................        696,200
-----------------------------------------------------------------------------------------
                                                                                6,910,753
-----------------------------------------------------------------------------------------
TRANSPORTATION -- 3.5%
    12,900    Norfolk Southern Corp. .....................................        408,769
    24,125    Southwest Airlines..........................................        541,305
    15,000    USFreightways Corp. ........................................        436,875
-----------------------------------------------------------------------------------------
                                                                                1,386,949
-----------------------------------------------------------------------------------------
UTILITIES -- 2.7%
    11,000    Enron Corp. ................................................        627,687
    14,700    Williams Cos., Inc. ........................................        458,456
-----------------------------------------------------------------------------------------
                                                                                1,086,143
-----------------------------------------------------------------------------------------
              TOTAL COMMON STOCK (Cost -- $24,610,693)....................     37,083,889
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
   FACE
  AMOUNT                                SECURITY                                 VALUE
REPURCHASE AGREEMENT -- 6.3%
$2,511,000    CS First Boston Corp., 4.400% due 1/4/99; Proceeds at
              maturity -- $2,512,225; (Fully collaterized by U.S. Treasury
              Notes, 5.375% due 1/31/00; Market Value -- $2,561,220)
              (Cost -- $2,511,000)........................................      2,511,000
-----------------------------------------------------------------------------------------
              TOTAL INVESTMENTS -- 100% (Cost -- $27,121,693*)............    $39,594,889
-----------------------------------------------------------------------------------------

(a)  Non-income producing security.
*   Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       46

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1998

                              UTILITIES PORTFOLIO

  SHARES                                             SECURITY                                 VALUE
-------------------------------------------------------------------------------------------------------
                                                                  COMMON STOCK -- 91.8%
-------------------------------------------------------------------------------------------------------
                                                           BROADCASTING & CABLE -- 2.9%
    20,000                 MediaOne Group, Inc.+.......................................    $    940,000
-------------------------------------------------------------------------------------------------------
                                                              ELECTRIC-UTILITY -- 61.1%
    11,000                 American Electric Power Co., Inc. ..........................         517,687
    20,000                 BEC Energy..................................................         823,750
    15,000                 Cinergy Corp. ..............................................         515,625
    25,000                 CMS Energy Corp. ...........................................       1,210,937
    13,500                 Dominion Resources Inc. ....................................         631,125
    30,000                 DQE, Inc. ..................................................       1,318,125
    20,000                 Edison International........................................         557,500
    25,000                 El Paso Energy, Corp. ......................................         870,312
    10,000                 Energy East Corp. ..........................................         565,000
    10,000                 FPL Group, Inc. ............................................         616,250
    25,000                 FirstEnergy Corp. ..........................................         814,063
    20,000                 Florida Progress Corp. .....................................         896,250
    20,000                 GPU, Inc. ..................................................         883,750
    10,000                 Houston Industries Inc. ....................................         321,250
    15,000                 Illinova Corp. .............................................         375,000
    15,000                 Montana Power Co. ..........................................         848,438
    20,000                 NIPSCO Industries, Inc. ....................................         608,750
    10,000                 New Century Energies, Inc. .................................         487,500
    38,000                 Niagara Mohawk Power Corp.+.................................         612,750
    20,000                 Northern States Power Co. ..................................         555,000
    30,000                 PECO Energy Co. ............................................       1,248,750
    25,000                 Pinnacle West Capital Corp. ................................       1,059,375
    10,000                 Public Service Enterprise Group, Inc. ......................         400,000
    15,000                 SCANA Corp. ................................................         483,750
    15,000                 Sierra Pacific Resources....................................         570,000
    20,000                 Texas Utilities Co. ........................................         933,750
    30,000                 Unicom Corp. ...............................................       1,156,875
-------------------------------------------------------------------------------------------------------
                                                                                             19,881,562
-------------------------------------------------------------------------------------------------------
                                                                   NATURAL GAS -- 14.7%
    16,000                 Coastal Corp. ..............................................         559,000
    10,000                 Consolidated Natural Gas Co. ...............................         540,000
    22,000                 Energen Corp. ..............................................         429,000
    10,000                 K N Energy,Inc..............................................         375,625
    15,000                 MCN Energy Group, Inc. .....................................         285,938
    15,000                 MDU Resources Group, Inc. ..................................         394,687
    15,000                 National Fuel Gas Co. ......................................         677,813
    20,000                 Sempra Energy...............................................         507,500
    10,000                 Southwest Gas Corp. ........................................         268,750
    24,000                 Williams Cos., Inc. ........................................         748,500
-------------------------------------------------------------------------------------------------------
                                                                                              4,786,813
-------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       47

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1998

                              UTILITIES PORTFOLIO

  SHARES                                             SECURITY                                 VALUE
-------------------------------------------------------------------------------------------------------
     TELEPHONE -- 13.1%
    10,000                 Bell Atlantic Corp. ........................................    $    568,125
    10,000                 GTE Corp. ..................................................         674,375
    20,000                 MCI Worldcom, Inc.+.........................................       1,435,000
     8,000                 NEXTLINK Communications Inc.+...............................         227,000
     6,000                 Qwest Communications International Inc.+....................         300,000
    20,000                 SBC Communications Inc. ....................................       1,072,500
-------------------------------------------------------------------------------------------------------
                                                                                              4,277,000
-------------------------------------------------------------------------------------------------------
                                                                                             29,885,375
                           TOTAL COMMON STOCK (Cost -- $23,250,344)....................
-------------------------------------------------------------------------------------------------------

   FACE
  AMOUNT      RATING (A)                              SECURITY                                 VALUE
-------------------------------------------------------------------------------------------------------
                                                                 CORPORATE BONDS -- 1.4%
-------------------------------------------------------------------------------------------------------
                                                                ELECTRIC-UTILITY -- 0.6%
 $ 200,000        A-        Arizona Public Service Co., 7.250% due 8/1/23...............        205,000
-------------------------------------------------------------------------------------------------------
                                                                       TELEPHONE -- 0.8%
   230,000        A-        MCI Communication Corp., 7.750% due 3/23/25.................        248,113
-------------------------------------------------------------------------------------------------------
                            TOTAL CORPORATE BONDS (Cost -- $404,653)....................        453,113
-------------------------------------------------------------------------------------------------------
                                                       U.S. TREASURY OBLIGATIONS -- 1.6%
   500,000                  U.S. Treasury Notes, 7.750% due 11/30/99
                            (Cost -- $499,933)..........................................        513,750
-------------------------------------------------------------------------------------------------------
                            SUB-TOTAL INVESTMENTS (Cost -- $24,154,930).................     30,852,238
-------------------------------------------------------------------------------------------------------
                                                            REPURCHASE AGREEMENT -- 5.2%
 1,688,000                  CS First Boston Corp., 4.400% due 1/4/99; Proceeds at
                            maturity -- $1,688,825; (Fully collateralized by U.S.
                            Treasury Note, 5.375% due 1/31/00; Market
                            value -- $1,722,508) (Cost -- $1,688,000)...................      1,688,000
-------------------------------------------------------------------------------------------------------
                            TOTAL INVESTMENTS -- 100% (Cost -- $25,842,930**)...........    $32,540,238
-------------------------------------------------------------------------------------------------------

 + Non-income producing security.

(a) All ratings are by Standard & Poor's Ratings Services, except that those identified by an asterisk (*) are rated by Moody's Investors Service Inc.

** Aggregate cost for Federal income tax purposes is substantially the same.

See page 49 for definitions of ratings.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       48

--------------------------------------------------------------------------------
 BOND RATINGS (UNAUDITED)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Services ("Standard & Poor's") -- Ratings from "AA" to "C" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AAA       --  Bonds rated "AAA" has the highest rating assigned by
              Standard & Poor's. Capacity to pay interest and repay
              principal is extremely strong.
AA        --  Bonds rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.
A         --  Bonds rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB       --  Bonds rated "BBB" are regarded as having an adequate
              capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse
              economic conditions or changing circumstances are more
              likely to lead to a weakened capacity to pay interest and
              repay principal for bonds in this category than for bonds in higher rated categories.
BB, B     --  Bonds rated "BB" and "B" are regarded, on balance, as
and CCC       predominantly speculative with respect to capacity to pay
              interest and repay principal in accordance with the terms of the obligation. "BB" represents a lower degree of
              speculation than "B", and "CCC" the highest degree of
              speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by
              large uncertainties or major risk exposures to adverse
              conditions.
C         --  The rating "C" is reserved for income bonds on which no interest is being paid.
D         --  Bonds rated "D" are in default, and payment of interest and/or repayment of principal is in arrears.

Moody's Investors Service Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "C", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa       --  Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are
              generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin
              and principal is secure. While the various protective
              elements are likely to change, such changes as can be
              visualized are most unlikely to impair the fundamentally
              strong position of such issues.
Aa        --  Bonds rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated
              lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of
              protective elements may be of greater amplitude or there may be other elements present which make the long-term risks
              appear somewhat larger than in "Aaa" securities.
A         --  Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations.
              Factors giving security to principal and interest are
              considered adequate but elements may be present which
              suggest a susceptibility to impairment some time in the
              future.
Baa       --  Bonds rated "Baa" are considered to be medium grade
              obligations; that is, they are neither highly protected nor poorly secured. Interest payment and principal security
              appear adequate for the present but certain protective
              elements may be lacking or may be characteristically
              unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have
              speculative characteristics as well.
Ba        --  Bonds rated "Ba" are judged to have speculative elements;
              their future cannot be considered as well assured. Often the protection of interest and principal payments may be very
              moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position
              characterizes bonds in this class.
B         --  Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa       --  Bonds rated "Caa" are of poor standing. These issues may be in default, or present elements of danger may exist with
              respect to principal or interest.
Ca        --  Bonds rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C         --  Bonds rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor
              prospects of ever attaining any real investment standing.
NR        --  Indicates that the bond is not rated by Standard & Poor's or
              Moody's.

--------------------------------------------------------------------------------
 STATEMENTS OF ASSETS AND LIABILITIES                          DECEMBER 31, 1998

                                                           U.S. GOVERNMENT    SOCIAL AWARENESS
                                                             SECURITIES            STOCK           UTILITIES
                                                              PORTFOLIO          PORTFOLIO         PORTFOLIO
-------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments -- Cost..................................      $59,179,938        $24,610,693       $24,154,930
  Repurchase Agreements -- Cost........................        6,681,000          2,511,000         1,688,000
-------------------------------------------------------------------------------------------------------------
  Investments, at value................................       59,651,640         37,083,889        30,852,238
  Repurchase Agreements, at value......................        6,681,000          2,511,000         1,688,000
  Cash.................................................              616                961               957
  Dividends and interest receivable....................          490,711             26,064            95,622
  Receivable for securities sold.......................            1,100                 --           566,534
  Receivable for Fund shares sold......................               --             96,138            34,346
-------------------------------------------------------------------------------------------------------------
  TOTAL ASSETS.........................................       66,825,067         39,718,052        33,237,697
-------------------------------------------------------------------------------------------------------------
LIABILITIES:
  Payable for Fund shares purchased....................          336,265                 --                --
  Investment advisory fee payable......................           12,069             34,383            17,391
  Administration fees payable..........................            2,738              1,923             1,337
  Payable for securities purchased.....................               --            172,500           280,665
  Accrued expenses.....................................           19,985             26,993            29,254
-------------------------------------------------------------------------------------------------------------
  TOTAL LIABILITIES....................................          371,057            235,799           328,647
-------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS.......................................      $66,454,010        $39,482,253       $32,909,050
-------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital......................................      $66,321,107        $25,882,430       $23,621,357
  Undistributed net investment income..................            5,474            185,510           791,288
  Accumulated net realized gain (loss) from security
     transactions......................................         (344,273)           941,117         1,799,097
  Net unrealized appreciation of investments...........          471,702         12,473,196         6,697,308
-------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS.......................................      $66,454,010        $39,482,253       $32,909,050
-------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING.....................................        5,632,090          1,523,475         1,915,301
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, PER SHARE.............................            $11.80            $25.92            $17.18
-------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       50

--------------------------------------------------------------------------------
 STATEMENTS OF OPERATIONS                   FOR THE YEAR ENDED DECEMBER 31, 1998

                                                            U.S. GOVERNMENT    SOCIAL AWARENESS
                                                              SECURITIES            STOCK          UTILITIES
                                                               PORTFOLIO          PORTFOLIO        PORTFOLIO
-------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest................................................    $ 2,768,644         $  148,059       $  160,794
  Dividends...............................................             --            284,074          841,414
  Less: Foreign withholding tax...........................             --             (2,485)              --
-------------------------------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME.................................      2,768,644            429,648        1,002,208
-------------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fees (Note 2).......................        156,432            189,593          168,378
  Administration fees (Note 2)............................         28,818             17,501           15,543
  Audit and legal.........................................          9,588             20,192           13,270
  Shareholder and system servicing fees...................          6,704              7,373            6,244
  Custody.................................................          4,233              3,496            3,008
  Shareholder communications..............................          3,677              1,195            2,004
  Trustees' fees..........................................          2,806              1,435               --
  Pricing service fees....................................          2,000                 --               --
  Other...................................................          1,299              3,353              293
-------------------------------------------------------------------------------------------------------------
  TOTAL EXPENSES..........................................        215,557            244,138          208,740
-------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME.....................................      2,553,087            185,510          793,468
-------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE
3):
  Realized Gain From Security Transactions (excluding
  short-term securities):
     Proceeds from sales..................................    155,003,524          3,739,552       12,467,141
     Cost of securities sold..............................    151,988,200          2,787,421       10,670,224
-------------------------------------------------------------------------------------------------------------
  NET REALIZED GAIN.......................................      3,015,324            952,131        1,796,917
-------------------------------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation of Investments:
     Beginning of year....................................      1,707,052          5,325,740        4,788,605
     End of year..........................................        471,702         12,473,196        6,697,308
-------------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET UNREALIZED APPRECIATION......     (1,235,350)         7,147,456        1,908,703
-------------------------------------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS...................................      1,779,974          8,099,587        3,705,620
-------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS....................      $4,333,061        $8,285,097       $4,499,088
-------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       51

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS        FOR THE YEAR ENDED DECEMBER 31, 1998

                                                     U.S. GOVERNMENT    SOCIAL AWARENESS
                                                       SECURITIES            STOCK           UTILITIES
                                                        PORTFOLIO          PORTFOLIO         PORTFOLIO
-------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income............................   $  2,553,087        $   185,510       $   793,468
  Net realized gain................................      3,015,324            952,131         1,796,917
  Increase (decrease) in net unrealized
     appreciation..................................     (1,235,350)         7,147,456         1,908,703
-------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM OPERATIONS...........      4,333,061          8,285,097         4,499,088
-------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income............................     (2,585,952)          (156,005)         (643,885)
  Net realized gains...............................     (2,807,849)          (535,723)         (609,017)
-------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
     SHAREHOLDERS..................................     (5,393,801)          (691,728)       (1,252,902)
-------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
  Net proceeds from sale of shares.................     37,655,108         12,345,818        10,648,592
  Net asset value of shares issued for reinvestment
     of dividends..................................      5,393,801            691,728         1,252,902
  Cost of shares reacquired........................    (10,813,602)        (2,161,874)       (3,651,686)
-------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM FUND SHARE
     TRANSACTIONS..................................     32,235,307         10,875,672         8,249,808
-------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS.............................     31,174,567         18,469,041        11,495,994
NET ASSETS:
  Beginning of year................................     35,279,443         21,013,212        21,413,056
-------------------------------------------------------------------------------------------------------
  END OF YEAR*.....................................   $ 66,454,010        $39,482,253       $32,909,050
-------------------------------------------------------------------------------------------------------
* Includes undistributed net investment income
     of:...........................................         $5,474           $185,510          $791,288
-------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       52

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)     FOR THE YEAR ENDED DECEMBER
                                                                        31, 1997

                                                     U.S. GOVERNMENT    SOCIAL AWARENESS
                                                       SECURITIES            STOCK           UTILITIES
                                                        PORTFOLIO          PORTFOLIO         PORTFOLIO
-------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income............................    $ 1,693,404        $   156,049       $   643,930
  Net realized gain................................        195,243            535,769           631,548
  Increase in net unrealized appreciation..........      1,522,395          2,877,071         2,917,676
-------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM OPERATIONS...........      3,411,042          3,568,889         4,193,154
-------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income............................     (1,694,724)                --           (19,187)
  Net realized gains...............................             --                 --            (8,193)
-------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
     SHAREHOLDERS..................................     (1,694,724)                --           (27,380)
-------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 9):
  Net proceeds from sale of shares.................     11,415,299          8,734,543         4,576,098
  Net asset value of shares issued for reinvestment
     of dividends..................................      1,694,724                 --            27,380
  Cost of shares reacquired........................     (5,555,432)        (2,330,215)       (5,570,422)
-------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM FUND SHARE
     TRANSACTIONS..................................      7,554,591          6,404,328          (966,944)
-------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS.............................      9,270,909          9,973,217         3,198,830
NET ASSETS:
  Beginning of year................................     26,008,534         11,039,995        18,214,226
-------------------------------------------------------------------------------------------------------
  END OF YEAR*.....................................    $35,279,443        $21,013,212       $21,413,056
-------------------------------------------------------------------------------------------------------
* Includes undistributed net investment income
     of:...........................................       $23,858            $156,049          $643,930
-------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       53

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS

     1.  SIGNIFICANT ACCOUNTING POLICIES

     The U.S. Government Securities, Social Awareness Stock and Utilities Portfolios (collectively, "Portfolio(s)") are separate investment portfolios of The Travelers Series Trust ("Trust"). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company and consists of these portfolios and 16 other separate investment portfolios: Travelers Quality Bond, Lazard International Stock, MFS Emerging Growth, Federated High Yield, Federated Stock, Large Cap, Equity Income, Disciplined Mid Cap Stock (formerly known as Mid Cap Disciplined Equity Fund), Convertible Bond, Strategic Stock, Disciplined Small Cap Stock, MFS Mid Cap Growth, MFS Research, Zero Coupon Bond Fund Portfolio Series 2000 and Zero Coupon Bond Fund Portfolio Series 2005 Portfolios. Shares of the Trust are offered only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts. The financial statements and financial highlights for the other portfolios are presented in separate semi-annual reports.

     The significant accounting policies consistently followed by the Portfolios are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales prices were reported and U.S. Government and Agency obligations are valued at the mean between the last reported bid and asked prices or on the basis of quotations received from reputable brokers or other recognized sources; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) securities that have a maturity of 60 days or more are valued at prices based on market quotations for securities of similar type, yield and maturity; (f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis and dividend income is recorded on the ex-dividend date; (g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) the Portfolios intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1998, reclassifications were made to the capital accounts of the U.S. Government Securities Portfolio, Social Awareness Stock Portfolio and Utilities Portfolio to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Accordingly, for the Social Awareness Stock Portfolio, a portion of undistributed net investment income amounting to $44 and a portion of accumulated net realized gains amounting to $23 was reclassified to paid-in capital. In addition, for the Utilities Portfolio, a portion of undistributed net investment income amounting to $45 and a portion of accumulated net realized gains amounting to $115 was reclassified to paid-in capital. Net investment income, net realized gains and net assets for each Portfolio were not affected by these changes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS

     Travelers Asset Management International Corporation ("TAMIC"), an indirect wholly owned subsidiary of Citigroup, Inc., acts as investment manager and advisor to the U.S. Government Securities Portfolio ("USGS"). USGS pays TAMIC an investment management and advisory fee calculated at the annual rate of 0.3233% of its average daily net assets. This fee is calculated daily and paid monthly.

     Mutual Management Corp. ("MMC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH") and an indirect wholly owned subsidiary of Citigroup, Inc., acts as investment manager and advisor to the Social Awareness Stock ("SAS") and Utilities ("Utilities") Portfolios. SAS pays MMC an investment management and advisory fee calculated at an annual rate of: 0.65% on the first $50 million, 0.55% on the next $50 million, 0.45% on the next $100 million and 0.40% on amounts over $200 million of the average daily net assets. Utilities pays MMC investment management and advisory fees calculated at an annual rate of 0.65% of the average daily net assets. These fees are calculated daily and paid monthly.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     Travelers Insurance Company ("Travelers Insurance") acts as administrator to the Portfolios. The Portfolios pay Travelers Insurance an administration fee calculated at an annual rate of 0.06% of the average daily net assets. Travelers Insurance has entered into a sub-administrative services agreement with MMC. Travelers Insurance pays MMC, as sub-administrator, a fee calculated at an annual rate of 0.06% of the average daily net assets of each Portfolio. This fee is calculated daily and paid monthly.

     One Trustee and all officers of the Trust are employees of Citigroup, Inc., or its subsidiaries.

     3.  INVESTMENTS

     During the year ended December 31, 1998, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                                                  USGS           SAS        UTILITIES
------------------------------------------------------------------------------------------------------
Purchases...................................................  $182,265,242   $14,110,116   $20,069,550
------------------------------------------------------------------------------------------------------
Sales.......................................................   155,003,524     3,739,552    12,467,141

--------------------------------------------------------------------------------

     At December 31, 1998, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                USGS          SAS       UTILITIES
--------------------------------------------------------------------------------------------------
Gross unrealized appreciation...............................  $ 628,555   $13,361,023   $7,033,982
Gross unrealized depreciation...............................   (156,853)     (887,827)    (336,674)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation.................................  $ 471,702   $12,473,196   $6,697,308
--------------------------------------------------------------------------------------------------

     4.  REPURCHASE AGREEMENTS

     The Portfolios purchase (and their custodian takes possession of) U.S. Government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolios require continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

     5.  FUTURES CONTRACTS

     Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian and is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract.

     The Portfolios enter into such contracts to hedge portions of their respective portfolios. The Portfolios bear the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

     At December 31, 1998, the Portfolios had no open futures contracts.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     6.  OPTIONS CONTRACTS

     Premiums paid when put or call options are purchased by the Portfolios, represent investments, which are "marked-to-market" daily. When a purchased option expires, the Portfolios will realize a loss in the amount of the premium paid. When the Portfolios enter into closing sales transactions, the Portfolios will realize a gain or loss depending on whether the proceeds from the closing sales transactions are greater or less than the premium paid for the option. When the Portfolios exercise a put option, they will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolios exercise a call option, the cost of the security which the Portfolios purchase upon exercise will be increased by the premium originally paid.

     At December 31, 1998, the Portfolios had no open purchased call or put options contracts.

     7.  SECURITIES TRADED ON A TO-BE-ANNOUNCED BASIS

     The Portfolios may trade securities on a "to-be-announced" ("TBA") basis. In a TBA transaction, the Portfolios commit to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in GNMA/FNMA transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolios, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

     At December 31, 1998, USGS held no TBA securities.

     8.  SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest without par value. Transactions in shares of each Portfolio were as follows:

                                                                 YEAR ENDED          YEAR ENDED
                                                              DECEMBER 31, 1998   DECEMBER 31, 1997
---------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES PORTFOLIO
Shares sold.................................................      3,036,112            978,971
Shares issued on reinvestment...............................        457,035            145,971
Shares redeemed.............................................       (888,165)          (491,712)
-------------------------------------------------------------------------------
Net Increase................................................      2,604,982            633,230
-------------------------------------------------------------------------------
SOCIAL AWARENESS STOCK PORTFOLIO
Shares sold.................................................        542,975            479,843
Shares issued on reinvestment...............................         29,867                 --
Shares redeemed.............................................        (96,777)          (132,790)
-------------------------------------------------------------------------------
Net Increase................................................        476,065            347,053
-------------------------------------------------------------------------------
UTILITIES PORTFOLIO
Shares sold.................................................        663,583            341,896
Shares issued on reinvestment...............................         80,676              1,816
Shares redeemed.............................................       (229,307)          (433,506)
-------------------------------------------------------------------------------
Net Increase (Decrease).....................................        514,952            (89,794)
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
For a share of beneficial interest outstanding throughout each year ended December 31:

         U.S. GOVERNMENT SECURITIES PORTFOLIO            1998         1997         1996         1995         1994
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR....................   $11.65       $10.86       $12.43       $10.58       $11.63
-------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income...............................     0.49         0.58         0.68         0.65         0.60
  Net realized and unrealized gain (loss).............     0.70         0.79        (0.52)        1.80        (1.23)
-------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations...................     1.19         1.37         0.16         2.45        (0.63)
-------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM (1):
  Net investment income...............................    (0.50)       (0.58)       (1.55)       (0.60)       (0.39)
  Net realized gains..................................    (0.54)          --        (0.18)          --        (0.03)
-------------------------------------------------------------------------------------------------------------------
Total Distributions...................................    (1.04)       (0.58)       (1.73)       (0.60)       (0.42)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR..........................   $11.80       $11.65       $10.86       $12.43       $10.58
-------------------------------------------------------------------------------------------------------------------
TOTAL RETURN..........................................    10.20%       12.62%        1.46%       24.42%       (5.64)%
-------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S).......................  $66,454      $35,279      $26,009      $28,192      $24,522
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses............................................     0.45%        0.49%        0.62%        0.56%        0.71%
  Net investment income...............................     5.31         6.10         5.68         5.80         5.56
-------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE...............................      349%         208%         501%         214%          16%
-------------------------------------------------------------------------------------------------------------------

           SOCIAL AWARENESS STOCK PORTFOLIO              1998         1997         1996         1995         1994
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR....................   $20.06       $15.76       $14.32       $11.05       $11.64
-------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income (2)...........................     0.10         0.15         0.31         0.12         0.16
  Net realized and unrealized gain (loss).............     6.30         4.15         2.42         3.47        (0.45)
-------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations...................     6.40         4.30         2.73         3.59        (0.29)
-------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM (1):
  Net investment income...............................    (0.12)          --        (0.43)       (0.14)       (0.24)
  Net realized gains..................................    (0.42)          --        (0.86)       (0.18)       (0.06)
-------------------------------------------------------------------------------------------------------------------
Total Distributions...................................    (0.54)          --        (1.29)       (0.32)       (0.30)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR..........................   $25.92       $20.06       $15.76       $14.32       $11.05
-------------------------------------------------------------------------------------------------------------------
TOTAL RETURN..........................................    32.27%       27.28%       19.98%       33.37%       (2.69)%
-------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S).......................  $39,482      $21,013      $11,040       $7,055       $3,879
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses (2)(3).....................................     0.84%        0.98%        1.25%        1.25%        1.25%
  Net investment income...............................     0.63         0.97         0.43         0.99         1.43
-------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE...............................       14%          19%          26%          73%         137%
-------------------------------------------------------------------------------------------------------------------

(1) Distributions from realized gains include both net realized short-term and long-term capital gains. Prior to 1996 net realized short-term capital gains were included in distributions from net investment income.

(2) For the year ended December 31, 1996, The Travelers reimbursed the Social Awareness Stock Portfolio for $25,093 in expenses. If such fees were not waived and expenses not reimbursed, the per share decrease of net investment income would have been $0.06 and the actual expense ratio would have been 1.69%.

(3) The ratios of expenses to average net assets for the years ended December 31, 1995 and 1994 reflect an expense reimbursement by The Travelers in connection with voluntary expense limitations. Without the expense reimbursements, the ratios of expenses to average net assets would have been 1.75% and 3.34%, respectively.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
For a share of beneficial interest outstanding throughout each year ended December 31:

                  UTILITIES PORTFOLIO                     1998         1997         1996         1995        1994(1)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR.....................   $15.29       $12.22       $12.85       $10.17       $10.00
--------------------------------------------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
  Net investment income................................     0.37         0.46         0.47         0.48        0.35
  Net realized and unrealized gain (loss)..............     2.33         2.63         0.47         2.44       (0.18)
--------------------------------------------------------------------------------------------------------------------
Total Income From Operations...........................     2.70         3.09         0.94         2.92        0.17
--------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM (2):
  Net investment income................................    (0.42)       (0.01)       (0.84)       (0.24)         --
  Net realized gains...................................    (0.39)       (0.01)       (0.73)          --          --
--------------------------------------------------------------------------------------------------------------------
Total Distributions....................................    (0.81)       (0.02)       (1.57)       (0.24)         --
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR...........................   $17.18       $15.29       $12.22       $12.85      $10.17
--------------------------------------------------------------------------------------------------------------------
TOTAL RETURN...........................................    18.21%       25.29%        7.47%       29.29%       1.70%++
--------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)........................  $32,909      $21,413      $18,214      $15,340      $5,757
--------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses (3).........................................     0.80%        1.06%        1.07%        1.25%       1.25%+
  Net investment income................................     3.06         3.58         3.88         4.29        3.86+
--------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE................................       51%          68%          39%          25%         32%
--------------------------------------------------------------------------------------------------------------------

(1) For the period from February 4, 1994 (commencement of operations) to December 31, 1994.

(2) Distributions from realized gains include both net realized short-term and long-term capital gains. Prior to 1996 net realized short-term capital gains were included in distributions from net investment income.

(3) The ratios of expenses to average net assets for the year ended December 31, 1995 and the period ended December 31, 1994 reflect expense reimbursements by The Travelers in connection with voluntary expense limitations. Without the expense reimbursements, the ratios of expenses to average net assets would have been 1.27% and 3.49% (annualized), respectively.

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

 + Annualized

--------------------------------------------------------------------------------
 INDEPENDENT AUDITORS' REPORT

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
THE TRAVELERS SERIES TRUST:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the U.S. Government Securities Portfolio, Social Awareness Stock Portfolio and Utilities Portfolio of The Travelers Series Trust as of December 31, 1998, and the related statements of operations, statements of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three-year period then ended were audited by other auditors whose report thereon, dated February 24, 1997, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian. As to securities purchased but not yet received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the U.S. Government Securities Portfolio, Social Awareness Stock Portfolio and Utilities Portfolio of The Travelers Series Trust as of December 31, 1998, the results of their operations, changes in their net assets and their financial highlights for the year then ended, in conformity with generally accepted accounting principles.

                                                          [KPMG Peat Marwick LLP
                                                     Signature]

New York, New York
February 8, 1999

--------------------------------------------------------------------------------
 TAX INFORMATION (UNAUDITED)

For Federal tax purposes the Trust hereby designates for the fiscal year ended December 31, 1998:

     - Percentages of ordinary dividends paid as qualifying for the corporate dividends received deduction:

          Social Awareness Stock Portfolio..................  91.05%
          Utilities Portfolio...............................  70.08

     - Total long-term capital gain distributions paid:

          U.S. Government Securities Portfolio..............  $753,756
          Social Awareness Stock Portfolio..................   535,746
          Utilities Portfolio...............................   466,835

The following percentages of ordinary dividends paid from net investment income are derived from Federal obligations and may be exempt from taxation at the state level.

     Utilities Portfolio....................................   3.17%
     U.S. Government Securities Portfolio...................  23.83

                              Investment Advisers
                              --------------------

 MANAGED ASSETS TRUST, HIGH YIELD BOND TRUST, CAPITAL APPRECIATION FUND, MONEY
                              MARKET PORTFOLIO AND
        THE TRAVELERS SERIES TRUST: U.S. GOVERNMENT SECURITIES PORTFOLIO

              TRAVELERS ASSET MANAGEMENT INTERNATIONAL CORPORATION

                             Hartford, Connecticut

   THE TRAVELERS SERIES TRUST: SOCIAL AWARENESS STOCK PORTFOLIO AND UTILITIES
                                   PORTFOLIO

                            MUTUAL MANAGEMENT CORP.

                               New York, New York

                              Independent Auditors
                             ---------------------

                                    KPMG LLP

                               New York, New York

                                   Custodian
                                   ----------

                                 PNC BANK, N.A.

This report is prepared for the general information of contract owners and is not an offer of shares of Managed Assets Trust, High Yield Bond Trust, Capital Appreciation Fund, Money Market Portfolio, The Travelers Series Trust: U.S. Government Securities Portfolio, Social Awareness Stock Portfolio or Utilities Portfolio. It should not be used in connection with any offer except in conjunction with the Prospectuses for the Variable Annuity and Variable Universal Life Insurance products offered by The Travelers Insurance Company or Travelers Life & Annuity Company and the Prospectuses for the underlying funds, which collectively contain all pertinent information, including the applicable sales commissions.

Printed in U.S.A. VG-181 (Annual)(2-99)



THE TRAVELERS VARIABLE

PRODUCTS FUNDS

ANNUAL REPORTS
DECEMBER 31, 1998


                The Travelers Series Trust:

                Zero Coupon Bond Fund Portfolio Series 2000
                Zero Coupon Bond Fund Portfolio Series 2005







[TravelersLife&Annuity
  A Member of citigroup LOGO]

The Travelers Insurance Company
The Travelers Life and Annuity Company
One Tower Square
Hartford, CT  06183



<pg$pcn>

TRAVELERS SERIES TRUST: ZERO COUPON BOND FUND PORTFOLIOS: SERIES 2000 AND 2005
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

We are pleased to provide the annual report for The Travelers Series Trust: Zero Coupon Bond Fund Portfolios: Series 2000 and 2005 ("Portfolio(s)") for the year ended December 31, 1998. In this letter, we briefly discuss general economic and market conditions. In addition, more detailed comparisons showing the growth of a hypothetical $10,000 investment in each Portfolio since inception can also be found in this report. A more detailed summary of performance and current holdings for each Portfolio can be found in the appropriate sections that follow.

ECONOMIC REVIEW AND OUTLOOK

1998 saw a widely gyrating U.S. stock market with different sectors performing differently. The large-cap oriented S&P 500 Stock Index returned about 28.6% for the year. The S&P 400 Midcap Index had a gain of 19.1% while the Russell 2000 Index had a negative return of 2.6% for the year ended December 31, 1998. Dividend-paying defensive stocks such as utilities performed better than the average small- and mid-cap stocks. While technology stocks were adversely impacted by the global financial crisis in late 1997, they have since rebounded, led by Internet related names.

The economies of the developed world flourished in 1998 while most emerging markets went down. Low interest rates, robust consumer spending and benign inflation fueled economic growth in the U.S. and Europe and created favorable conditions for corporate profitability. In contrast, Russia's economy collapsed, Asia's economies remained mired in recession and Brazil's economy faltered at year end after $30 billion was spent to defend its currency during the year.

1998 was also a record year for mergers and acquisitions, nearly double 1997's total. The merger of oil giants Exxon and Mobil announced in December will result in the creation of the world's largest company in terms of revenue. In the digital world, merger activity between Internet service providers, phone companies, cable companies and telecommunications firms heated up as "convergence" became the new mantra.

We remain guardedly optimistic about the resilient U.S. economy in the first half of 1999 because we expect interest rates to stay low and the productivity revolution through technology to continue. However, the risks from foreign markets cannot be discounted and future corporate earnings may come under increasing pressure.

FIXED INCOME MARKET COMMENTARY

Problems that started with Asia's currency devaluations in the summer of 1997 hit the bond market hard in August and September of 1998. Bond values fell dramatically and asset-backed bonds, mortgage-backed securities, emerging market debt and corporate bonds all were negatively affected. In 1998, the more risk a bond investor assumed, the more he or she suffered.

For the year ended December 31, 1998, the Lehman Government/Corporate Index returned 9.47%. During the reporting period, the spreads between different kinds of bonds and U.S. Treasurys widened at record speed as investors gravitated to their safety amidst rising stock market volatility and higher investor anxiety about the global economy. The Federal Reserve Board ("Fed") then changed its monetary policy from one of vigilance against inflation to one of combating deflation during the reporting period and cut rates three times. So far in 1999, spreads have tightened, bond market liquidity has returned and the bond market has stabilized.

Markets and policy makers expect real U.S. economic growth to finally slow to the 1.00%-2.00% level in 1998 after 3 years of 3.00% plus growth. The slowdown is expected to be led by a sharp reduction in the growth rate of investment spending and continued weakness in the export sector. The Conference Board survey of corporate sentiment indicates that capital-spending plans has not yet rebounded with the stock market and consumer sentiment. Y2K spending is temporarily boosting capital spending, yet industrial overcapacity and several years of rapid spending in technology make slower investment spending highly likely.

However, a drop in the rate of consumer spending growth is essential to any meaningful forecast of 1.00%-2.00% real Gross Domestic Product ("GDP") growth. This has not happened yet despite two years where consumer spending has been close to consumer income. The wealth effect from three years of 20% plus stock market gains is estimated to increase spending 1.5% more than implied by income growth. Lower interest rates, lower oil and other commodity prices, and declining import prices have further boosted consumer purchasing power.

The tight employment market has also been a major force behind high consumer confidence and spending plans. December brought a further sharp drop in oil prices and continued record high (which substantially exceeded expectations) auto sales

                                        1

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and housing starts. Unless they were all caused by unseasonably warm weather, these factors cause us to push any forecast of a consumer slowdown further out into the future which will delay any further Fed rate cuts.

There are storm clouds on the horizon that could lead the consumer to retreat. Latin America has been pushed into recession by last summer's emerging market meltdown and could be subject to further pressure if a Brazilian crisis erupts. Latin America has a larger economic impact on the U.S. than Asia and Russia do. A decline in the stock market could rattle the consumer, although the stock market's continued resilience means that a sustained downturn is required before spending would be significantly impacted. Japan is also a big question mark. Economic activity is now declining there after several years of flat growth.

Despite the three rate cuts in the second half of 1998, it would be hard to say the Fed has an easy monetary policy. Short-term interest rates are still more than 3% above inflation and are high relative to nominal growth. Credit market spreads are high and banks are tightening credit standards. These factors create a downward bias for short-term rates over the long-term, but rates are likely to remain stable until the consumer slows down.

With the Fed on hold, there will be some upward pressure on long-term rates. But slow growth outside the U.S. and continued low inflation should prevent rates from rising too much. The fact that so much of the U.S. Treasury yield curve trades below the Federal-funds rate is a big factor in the continued high spreads in the investment grade corporate market. Because of this, spreads should move to offset the change in U.S. Treasury yields -- narrowing when yields rise and widening when yields fall.

PORTFOLIO PERFORMANCE

The two Zero Coupon Bond Fund Portfolios commenced operation on October 11, 1995. These Portfolios were set up as an option for the Travelers Single Premium Variable Universal Life Product offered by The Travelers Insurance Company and the Travelers Life and Annuity Company. The two Portfolios have target maturity dates of December 2000 and December 2005, respectively. The Portfolios invest primarily in U.S. Treasury bonds that have a "locked-in" rate of return. Zero coupons, sometimes referred to as "strips," are long-term U.S. Treasury bonds that have been "stripped" of their interest coupons. Instead of regular interest payments, these securities offer a return based on the difference between the purchase price and the value at maturity, or par value. The yield for a zero coupon is the difference in price over the time until the bond matures.

Each Portfolio is managed (immunized) to have a duration equal to a zero-coupon bond due on its maturity date. To boost its yield potential, the managers have added zero-coupon corporate bonds. Because these are hard to find, they buy a range of maturities and use U.S. Treasury strips to bring total duration in line. U.S. Treasury strip positions are used to adjust each Fund's durations.

ZERO COUPON BOND FUND PORTFOLIO SERIES 2000

The Zero Coupon Bond Fund Portfolio Series 2000 had a total return of 7.58% for the year ended December 31, 1998 versus the Merrill Lynch Zero Coupon's return of 7.89% for the same period.

ZERO COUPON BOND FUND PORTFOLIO SERIES 2005

The Zero Coupon Bond Fund Portfolio Series 2005 had a total return of 12.26% for the year ended December 31, 1998 versus the Merrill Lynch Zero Coupon's total return of 13.85% for the same period.

In closing, thank you for investing in The Travelers Series Trust: Zero Coupon Bond Fund Portfolios. We look forward to serving your investment needs in the future.

Sincerely,
/s/ HEATH B. MCLENDON

Heath B. McLendon
Chairman

January 26, 1999

                                        2

<pg$pcn>

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- ZERO COUPON BOND FUND PORTFOLIO SERIES 2000
(UNAUDITED)


              AVERAGE ANNUAL TOTAL RETURN
              ---------------------------
    Year Ended 12/31/98                      7.58%
    10/11/95* through 12/31/98               6.41%

                CUMULATIVE TOTAL RETURN
    -----------------------------------------------
    10/11/95* through 12/31/98              22.20%
    *Commencement of operations

This chart assumes an initial investment of $10,000 made on October 11, 1995, assuming reinvestment of dividends, through December 31, 1998. The Merrill Lynch Zero Coupon 5 Year Index is comprised of U.S. government stripped securities which have a maturity not greater than five years.
[Performance graph - Series 2000]

                                         Intermediate     Lehman Broth-
         Measurement Period               High Grade      ers Aggregate
        (Fiscal Year Covered)             Portfolio         Bond Index
10/16/91                                       10000.00          10000.00
12/91                                          10240.00          10507.00
12/92                                          10781.00          11285.00
12/93                                          11643.00          12386.00
12/94                                          11287.00          12024.00
12/95                                          13292.00          14246.00
6/30/96                                        12929.00          14073.00

--------------------------------------------------------------------------------
Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gains or losses from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- ZERO COUPON BOND FUND PORTFOLIO SERIES 2005
(UNAUDITED)


              AVERAGE ANNUAL TOTAL RETURN
              ---------------------------
    Year Ended 12/31/98                     12.26%
    10/11/95* through 12/31/98               9.14%

                CUMULATIVE TOTAL RETURN
    -----------------------------------------------
    10/11/95* through 12/31/98              32.58%
    *Commencement of operations

This chart assumes an initial investment of $10,000 made on October 11, 1995, assuming reinvestment of dividends, through December 31, 1998. The Merrill Lynch Zero Coupon 10 Year Index is comprised of U.S. government stripped securities which have a maturity not greater than ten years.
[Performance graph - Series 2005]

--------------------------------------------------------------------------------

Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gains or losses from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

                                        3

<pg$pcn>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS                                      DECEMBER 31, 1998

                  ZERO COUPON BOND FUND PORTFOLIO SERIES 2000

  FACE
 AMOUNT    RATING(A)                             SECURITY                              VALUE
-----------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 54.6%
$587,000    AAA        U.S. Treasury Notes, Stripped Principal Payment only, due
                         11/15/00..................................................  $  538,948
 167,000    AAA        U.S. Treasury Notes, Stripped Principal Payment only, due
                         5/15/01...................................................     149,852
 300,000    AAA        U.S. Treasury Notes, Stripped Principal Payment only, due
                         8/15/01...................................................     266,100
  74,000    AAA        U.S. Treasury Notes, Stripped Principal Payment only, due
                         11/15/02..................................................      62,315
  47,000    AAA        U.S. Treasury Notes, Stripped Principal Payment only, due
                         2/15/03...................................................      38,838
-----------------------------------------------------------------------------------------------
                       TOTAL U.S. TREASURY OBLIGATIONS (Cost -- $1,019,451)           1,056,053
-----------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 3.0%
  62,000    AAA        Federal Home Loan Mortgage Corp., zero coupon bond to yield
                         7.992% due 9/15/18 (Cost -- $57,624)......................      58,047
-----------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 13.0%
-----------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 3.0%
  65,000    AAA        Exxon Capital Ventures, Inc., zero coupon guaranteed note to
                         yield 7.299% due 2/15/01..................................      58,581
-----------------------------------------------------------------------------------------------
FOODS -- 3.1%
  70,000    AA-        Archer-Daniels Midland Co., zero coupon bond to yield 7.276%
                         due 5/1/02................................................      58,975
-----------------------------------------------------------------------------------------------
HOSPITAL SUPPLIES & SERVICES -- 2.8%
  65,000    BBB        Hospital Corp. of America, zero coupon bond to yield 7.326%
                         due 6/1/00................................................      53,706
-----------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 4.1%
  70,000    BBB-       Tele-Communications Inc., amortizing note, 9.650% due
                         10/1/03...................................................      79,888
-----------------------------------------------------------------------------------------------
                       TOTAL CORPORATE BONDS AND NOTES (Cost -- $247,924)               251,150
-----------------------------------------------------------------------------------------------
FOREIGN BONDS & NOTES -- 21.1%
-----------------------------------------------------------------------------------------------
BANKING -- 6.1%
  60,000    A+         Chemical New York NV Corp., zero coupon bond to yield 7.804%
                         due 2/16/99...............................................      59,696
  60,000    NR         International Bank of Reconstruction & Development, zero
                         coupon bond to yield 7.815% due 4/16/99...................      59,168
-----------------------------------------------------------------------------------------------
                                                                                        118,864
-----------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 5.7%
  65,000    A+         American Express Co., zero coupon bond to yield 7.389% due
                         12/12/00..................................................      58,338
  50,000    A+         IBM International Finance NV, Bond, 6.250% due 10/10/00.....      51,137
-----------------------------------------------------------------------------------------------
                                                                                        109,475
-----------------------------------------------------------------------------------------------
FOODS -- 3.1%
  62,000    A          PepsiCo, Inc., zero coupon note to yield 7.363% due
                         5/25/99...................................................      60,760
-----------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT -- 3.1%
  64,000    AA+        Kingdom of Sweden, zero coupon note to yield 6.772% due
                         7/31/00...................................................      59,040
-----------------------------------------------------------------------------------------------
INSURANCE -- 3.1%
  60,000    AA         New England Life, zero coupon bond to yield 7.699% due
                         2/1/99....................................................      59,700
-----------------------------------------------------------------------------------------------
                       TOTAL FOREIGN BONDS AND NOTES (Cost -- $404,712)                 407,839
-----------------------------------------------------------------------------------------------
                       SUB-TOTAL INVESTMENTS (Cost -- $1,729,711)                     1,773,089
-----------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                        4

<pg$pcn>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1998

                  ZERO COUPON BOND FUND PORTFOLIO SERIES 2000

  FACE
 AMOUNT                                       SECURITY                              VALUE
--------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 8.3%
$160,000            CS First Boston Corp., 4.273% due 1/4/99; Proceeds at
                       maturity -- $160,076; (Fully collateralized by U.S.
                       Treasury Note, 5.375% due 1/31/00; Market
                       value -- $163,770) (Cost -- $160,000)....................  $  160,000
--------------------------------------------------------------------------------------------
                    TOTAL INVESTMENTS -- 100% (Cost -- $1,889,711**)              $1,933,089
--------------------------------------------------------------------------------------------

(a) All ratings are by Standard & Poor's Ratings Service, except those identified by an asterisk (*) are rated by Moody's Investors Service, Inc.
** Aggregate cost for Federal income tax purposes is substantially the same.

   See page 7 for definition of ratings.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                        5

<pg$pcn>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1998

                  ZERO COUPON BOND FUND PORTFOLIO SERIES 2005

   FACE
  AMOUNT     RATING(A)                             SECURITY                              VALUE
-------------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 75.9%
$  970,000    AAA        U.S. Treasury Note, Stripped Principal Payment Only due
                         11/15/05....................................................  $  702,862
 1,600,000    AAA        U.S. Treasury Note, Stripped Principal Payment Only due
                         2/15/06.....................................................   1,140,944
   910,000    AAA        U.S. Treasury Note, Stripped Principal Payment Only due
                         2/15/09.....................................................     550,049
-------------------------------------------------------------------------------------------------
                         TOTAL U.S. TREASURY OBLIGATIONS (Cost -- $2,129,265)           2,393,855
-------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 3.8%
-------------------------------------------------------------------------------------------------
FINANCE -- 1.9%
    80,000    A+         Grand Metro Investment, zero coupon note to yield 7.732% due
                         1/6/04......................................................      61,000
-------------------------------------------------------------------------------------------------
FOODS -- 1.9%
    70,000    AA-        Archer-Daniels Midland Co., zero coupon bond to yield 7.276%
                         due 5/1/02..................................................      58,975
-------------------------------------------------------------------------------------------------
                         TOTAL CORPORATE BONDS AND NOTES (Cost -- $113,921)               119,975
-------------------------------------------------------------------------------------------------
FOREIGN BONDS AND NOTES -- 7.7%
-------------------------------------------------------------------------------------------------
BANKING -- 2.0%
    75,000    A          Chemical New York NV, zero coupon bond to yield 8.171% due
                         2/16/02.....................................................      62,559
-------------------------------------------------------------------------------------------------
FINANCE -- 1.9%
    80,000    AAA        Exxon Capital Corp., zero coupon note to yield 7.765% due
                         11/15/04....................................................      61,020
-------------------------------------------------------------------------------------------------
FOODS -- 1.9%
    80,000    A+         General Mills Inc., zero coupon bond to yield 8.080% due
                         8/15/04.....................................................      60,000
-------------------------------------------------------------------------------------------------
INSURANCE -- 1.9%
    80,000    AAA        American International Group, zero coupon bond to yield
                         7.818% due 8/15/04..........................................      60,000
-------------------------------------------------------------------------------------------------
                         TOTAL FOREIGN BONDS AND NOTES (Cost -- $227,287)                 243,579
-------------------------------------------------------------------------------------------------
                         SUB-TOTAL INVESTMENTS (Cost -- $2,470,473)                     2,757,409
-------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 12.6%
   398,000               CS First Boston Corp., 4.349% due 1/4/99; Proceeds at
                            maturity -- $398,192; (Fully collateralized by U.S.
                            Treasury Notes, 5.375% due 1/31/00; Market
                            value -- $406,850) (Cost -- $398,000)....................     398,000
-------------------------------------------------------------------------------------------------
                         TOTAL INVESTMENTS -- 100% (Cost -- $2,868,473**)              $3,155,409
-------------------------------------------------------------------------------------------------

(a) All ratings are by Standard & Poor's Ratings Service, except those identified by an asterisk (*) are rated by Moody's Investors Service, Inc.
** Aggregate cost for Federal income tax purposes is substantially the same.

   See page 7 for definition of ratings.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                        6

<pg$pcn>

--------------------------------------------------------------------------------
 BOND RATINGS (UNAUDITED)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "BBB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA  --   Bonds rated "AAA" have the highest rating assigned by
          Standard & Poor's to a debt obligation. Capacity to pay
          interest and repay principal is extremely strong.
AA   --   Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.
A    --   Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and
          economic conditions than bonds in higher rated categories.
BBB  --   Bonds rated "BBB" are regarded as having an adequate
          capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse
          economic conditions or changing circumstances are more
          likely to lead to a weakened capacity to pay interest and
          repay principal for bonds in this category than in higher
          rated categories.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1,
2, and 3 may be applied to each generic rating from "Aa" to "Baa", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa  --   Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are
          generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective
          elements are likely to change, such changes as can be
          visualized are most unlikely to impair the fundamentally
          strong position of these bonds.
Aa   --   Bonds rated "Aa" are judged to be of high quality by all
          standards. Together with the Aaa group they comprise what
          are generally known as high grade bonds. They are rated
          lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of
          protective elements may be of greater amplitude, or there
          may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A    --   Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations.
          Factors giving security to principal and interest are
          considered adequate, but elements may be present that
          suggest a susceptibility to impairment some time in the
          future.
Baa  --   Bonds rated "Baa" are considered to be medium grade
          obligations, i.e., they are neither highly protected nor
          poorly secured. Interest payment and principal security
          appear adequate for the present but certain protective
          elements may be lacking or may be characteristically
          unreliable over any great length of time. Such bonds lack
          outstanding investment characteristics and in fact have
          speculative characteristics as well.

NR   --   Indicates that the bond is not rated by Standard & Poor's or
          Moody's.

                                        7

<pg$pcn>

--------------------------------------------------------------------------------
 STATEMENTS OF ASSETS AND LIABILITIES                          DECEMBER 31, 1998

                                                              ZERO COUPON   ZERO COUPON
                                                               BOND FUND     BOND FUND
                                                               PORTFOLIO     PORTFOLIO
                                                              SERIES 2000   SERIES 2005
---------------------------------------------------------------------------------------
ASSETS:
  Investments, at value (Cost -- $1,729,711 and $2,470,473,
     respectively)..........................................  $1,773,089    $2,757,409
  Repurchase agreement (Cost -- $160,000 and $398,000,
     respectively)..........................................     160,000       398,000
  Cash......................................................         210           815
  Interest receivable.......................................       5,562            48
  Receivable from affiliate.................................      35,469        37,752
---------------------------------------------------------------------------------------
  TOTAL ASSETS..............................................   1,974,330     3,194,024
---------------------------------------------------------------------------------------
LIABILITIES:
  Payable for Fund shares purchased.........................         295           486
  Accrued expenses..........................................      21,382        23,131
---------------------------------------------------------------------------------------
  TOTAL LIABILITIES.........................................      21,677        23,617
---------------------------------------------------------------------------------------
TOTAL NET ASSETS............................................  $1,952,653    $3,170,407
---------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital...........................................  $1,914,154    $2,891,166
  Accumulated net realized loss on security transactions....      (4,879)       (7,695)
  Net unrealized appreciation of investments................      43,378       286,936
---------------------------------------------------------------------------------------
TOTAL NET ASSETS............................................  $1,952,653    $3,170,407
---------------------------------------------------------------------------------------
SHARES OUTSTANDING..........................................     190,240       281,491
---------------------------------------------------------------------------------------
NET ASSET VALUE, PER SHARE..................................      $10.26        $11.26
---------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                        8

<pg$pcn>

--------------------------------------------------------------------------------
 STATEMENTS OF OPERATIONS                   FOR THE YEAR ENDED DECEMBER 31, 1998

                                                                ZERO COUPON    ZERO COUPON
                                                                 BOND FUND      BOND FUND
                                                                 PORTFOLIO      PORTFOLIO
                                                                SERIES 2000    SERIES 2005
------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest..................................................     $108,314       $150,843
------------------------------------------------------------------------------------------
EXPENSES:
  Audit and legal...........................................       16,965         16,965
  Shareholder and system servicing fees.....................        7,329          7,329
  Shareholder communications................................        6,000          6,500
  Trustees' fees............................................        3,000          3,000
  Investment advisory fees (Note 2).........................        1,833          2,601
  Administration fees (Note 2)..............................        1,103          1,566
  Custody...................................................          220          1,171
  Other.....................................................        2,005          2,833
------------------------------------------------------------------------------------------
  TOTAL EXPENSES............................................       38,455         41,965
  Less: Expense reimbursement (Note 2)......................      (35,705)       (38,063)
------------------------------------------------------------------------------------------
  NET EXPENSES..............................................        2,750          3,902
------------------------------------------------------------------------------------------
NET INVESTMENT INCOME.......................................      105,564        146,941
------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 3):
  Realized Gain From Security Transactions (excluding
  short-term securities):
     Proceeds from sales....................................       61,091         78,106
     Cost of securities sold................................       60,260         75,294
------------------------------------------------------------------------------------------
  NET REALIZED GAIN.........................................          831          2,812
------------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation of Investments:
     Beginning of year......................................       14,731        129,642
     End of year............................................       43,378        286,936
------------------------------------------------------------------------------------------
  INCREASE IN NET UNREALIZED APPRECIATION...................       28,647        157,294
------------------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS.....................................       29,478        160,106
------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS......................     $135,042       $307,047
------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                        9

<pg$pcn>

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS        FOR THE YEAR ENDED DECEMBER 31, 1998

                                                                 ZERO          ZERO
                                                                COUPON        COUPON
                                                               BOND FUND     BOND FUND
                                                               PORTFOLIO     PORTFOLIO
                                                              SERIES 2000   SERIES 2005
---------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income.....................................  $  105,564    $  146,941
  Net realized gain.........................................         831         2,812
  Increase in net unrealized appreciation...................      28,647       157,294
---------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM OPERATIONS....................     135,042       307,047
---------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.....................................    (106,950)     (150,107)
---------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
     SHAREHOLDERS...........................................    (106,950)     (150,107)
---------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
  Net proceeds from sales of shares.........................     154,905       713,026
  Net asset value of shares issued for reinvestment of
     dividends..............................................     106,950       150,107
  Cost of shares reacquired.................................     (93,882)     (207,036)
---------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS.......     167,973       656,097
---------------------------------------------------------------------------------------
INCREASE IN NET ASSETS......................................     196,065       813,037
NET ASSETS:
  Beginning of year.........................................   1,756,588     2,357,370
---------------------------------------------------------------------------------------
  END OF YEAR...............................................  $1,952,653    $3,170,407
---------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       10

<pg$pcn>

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)     FOR THE YEAR ENDED DECEMBER
31, 1997

                                                                 ZERO          ZERO
                                                                COUPON        COUPON
                                                               BOND FUND     BOND FUND
                                                               PORTFOLIO     PORTFOLIO
                                                              SERIES 2000   SERIES 2005
---------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income.....................................  $   96,984    $  126,611
  Net realized loss.........................................      (2,672)       (3,033)
  Increase in net unrealized appreciation...................      20,928       110,215
---------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM OPERATIONS....................     115,240       233,793
---------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.....................................     (96,426)     (125,818)
---------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS      (96,426)     (125,818)
---------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
  Net proceeds from sales of shares.........................     108,077       308,853
  Net asset value of shares issued for reinvestment of
     dividends..............................................      96,426       125,818
  Cost of shares reacquired.................................     (31,473)     (239,518)
---------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS.......     173,030       195,153
---------------------------------------------------------------------------------------
INCREASE IN NET ASSETS......................................     191,844       303,128
NET ASSETS:
  Beginning of year.........................................   1,564,744     2,054,242
---------------------------------------------------------------------------------------
  END OF YEAR*..............................................  $1,756,588    $2,357,370
---------------------------------------------------------------------------------------
* Includes undistributed net investment income of:..........        $955         $2,119
---------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       11

<pg$pcn>

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS

     1.  SIGNIFICANT ACCOUNTING POLICIES

     The Zero Coupon Bond Fund Portfolio Series 2000 ("Series 2000") and Zero Coupon Bond Fund Portfolio Series 2005 ("Series 2005"), (collectively, "Portfolios"), are separate investment portfolios of The Travelers Series Trust ("Trust"). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company and consists of these portfolios and eighteen other separate investment portfolios: U.S. Government Securities, Social Awareness Stock, Utilities, Travelers Quality Bond, Lazard International Stock, MFS Emerging Growth, Federated High Yield, Federated Stock, Large Cap, Equity Income, Disciplined Mid Cap Stock (formerly known as Mid Cap Disciplined Equity
Fund), Convertible Bond, MFS Research, MFS Mid Cap Growth, Disciplined Small Cap Stock, Strategic Stock, NWQ Large Cap and Jurika & Voyles Core Equity Portfolios. Shares of the Trust are offered only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts. The financial statements and financial highlights for the other portfolios are presented in separate annual reports.

     The significant accounting policies consistently followed by the Portfolios are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales prices were reported and U.S. government agencies and obligations are valued at the mean between the last reported bid and ask prices or on the basis of quotations received from reputable brokers or other recognized sources; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) securities that have a maturity of 60 days or more are valued at prices based on market quotations for securities of similar type, yield and maturity; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the Portfolios intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1998, reclassifications were made to the Portfolios' capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of overdistributed net investment income amounting to $431 and $1,047, were reclassified to paid-in capital for Series 2000 and Series 2005, respectively. Net investment income, net realized gains and net assets for each Portfolio were not affected by these changes; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS

     Travelers Asset Management International Corporation ("TAMIC"), an indirect wholly owned subsidiary of Citigroup Inc., acts as investment manager and adviser to the Portfolios. The Portfolios pay TAMIC an investment management and advisory fee calculated at an annual rate of 0.10% of the average daily net assets. This fee is calculated daily and paid monthly.

     Travelers Insurance Company ("Travelers Insurance") acts as administrator to the Portfolios. The Portfolios pay Travelers Insurance an administration fee calculated at an annual rate of 0.06% of the average daily net assets. Travelers Insurance has entered into a sub-administrative service agreement with Mutual Management Corp. ("MMC"). Travelers Insurance pays MMC, as sub-administrator, a fee calculated at an annual rate of 0.06% of the average daily net assets of each Portfolio. This fee is calculated daily and paid monthly.

     For the year ended December 31, 1998, Travelers Insurance has agreed to reimburse Series 2000 and Series 2005 for expenses in the amount of $35,705 and $38,063, respectively.

                                       12

<pg$pcn>

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     3.  INVESTMENTS

     During the year ended December 31, 1998, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                                              SERIES      SERIES
                                                               2000        2005
---------------------------------------------------------------------------------
Purchases...................................................       --    $244,015
Sales.......................................................  $61,091      78,106
---------------------------------------------------------------------------------

     At December 31, 1998, the aggregate unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                              SERIES      SERIES
                                                               2000        2005
---------------------------------------------------------------------------------
Gross unrealized appreciation...............................  $49,601    $286,936
Gross unrealized depreciation...............................   (6,223)         --
---------------------------------------------------------------------------------
Net unrealized appreciation.................................  $43,378    $286,936
---------------------------------------------------------------------------------

     4.  REPURCHASE AGREEMENTS

     The Portfolios purchase (and their custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolios require continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

     5.  FUTURES CONTRACTS

     Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract.

     The Portfolios enter into such contracts to hedge a portion of their portfolios. The Portfolios bear the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

     At December 31, 1998, the Portfolios had no open futures contracts.

     6.  STRIPPED SECURITIES

     Each Portfolio will invest primarily in "Stripped Securities," a term used collectively for Stripped Treasury Securities, Stripped Government Securities, Stripped Corporate Securities, and Stripped Eurodollar Obligations; as well as other stripped securities. Stripped securities can be securities consisting of debt obligations that have been stripped of unmatured interest coupons, securities consisting of unmatured interest coupons that have been stripped from debt obligations, or debt obligations that are issued without interest coupons and are sold at substantial discounts from their face amounts.

     Stripped securities do not make periodic payments of interest prior to maturity. The market value of stripped securities will fluctuate in response to changes in economic conditions, interest rates and the market's perception of the securities. Fluctuations in response to interest rates may be greater than those for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation increases with a longer period of maturity.

                                       13

<pg$pcn>

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     7.  CAPITAL LOSS CARRYFORWARD

     At December 31, 1998, Series 2000 and Series 2005 had, for Federal income tax purposes, approximately $4,000 and $6,000, respectively, of capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on December 31 of the year indicated:

                                                               2004      2005
------------------------------------------------------------------------------
Series 2000.................................................      --    $4,000
Series 2005.................................................  $1,000     5,000
------------------------------------------------------------------------------

     8.  SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest without par value. Transactions in shares of each Portfolio were as follows:

                                                                 YEAR ENDED           YEAR ENDED
                                                              DECEMBER 31, 1998    DECEMBER 31, 1997
----------------------------------------------------------------------------------------------------
SERIES 2000
Shares sold.................................................        14,571               10,557
Shares issued on reinvestment...............................        10,423                9,576
Shares redeemed.............................................        (8,892)              (3,082)
----------------------------------------------------------------------------------------------------
Net Increase................................................        16,102               17,051
----------------------------------------------------------------------------------------------------
SERIES 2005
Shares sold.................................................        63,382               29,538
Shares issued on reinvestment...............................        13,336               11,994
Shares redeemed.............................................       (19,053)             (23,752)
----------------------------------------------------------------------------------------------------
Net Increase................................................        57,665               17,780
----------------------------------------------------------------------------------------------------

                                       14

<pg$pcn>

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
For a share of beneficial interest outstanding throughout each year ended December 31, except where noted:

ZERO COUPON BOND FUND PORTFOLIO SERIES 2000                    1998        1997        1996         1995(1)
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR........................    $10.09       $9.96      $10.31        $10.00
--------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income (2)...............................      0.59        0.59        0.50          0.13
  Net realized and unrealized gain (loss).................      0.17        0.13       (0.22)         0.18
--------------------------------------------------------------------------------
Total Income From Operations..............................      0.76        0.72        0.28          0.31
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income...................................     (0.59)      (0.59)      (0.63)           --
--------------------------------------------------------------------------------
Total Distributions.......................................     (0.59)      (0.59)      (0.63)           --
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR..............................    $10.26      $10.09       $9.96        $10.31
--------------------------------------------------------------------------------
TOTAL RETURN..............................................      7.58%       7.20%       2.76%         3.10%++
--------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)...........................    $1,953      $1,757      $1,565        $1,029
--------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses (2)(3).........................................      0.15%       0.15%       0.15%         0.15%+
  Net investment income...................................      5.74        5.88        5.74          5.61+
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE...................................         0%         29%         33%           34%
--------------------------------------------------------------------------------

(1) For the period from October 11, 1995 (commencement of operations) to December 31, 1995.
(2) For the years ended December 31, 1998, 1997 and 1996, and the period ended December 31, 1995, Travelers Insurance reimbursed the Portfolio for $35,705, $27,177, $31,032 and $14,257 in expenses, respectively. If such expenses were not reimbursed, the per share decrease of net investment income and actual expense ratios would have been as follows:

                                                EXPENSE RATIOS
                 PER SHARE DECREASES            WITHOUT EXPENSE
               TO NET INVESTMENT INCOME          REIMBURSEMENT
               ------------------------         ---------------
  1998                  $0.19                        2.09%
  1997                   0.16                        1.80
  1996                   0.20                        2.49
  1995                   0.14                        6.51+

(3) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.15%.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

                                       15

<pg$pcn>

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
For a share of beneficial interest outstanding throughout each year ended December 31, except where noted:

ZERO COUPON BOND FUND PORTFOLIO SERIES 2005                 1998        1997        1996         1995(1)
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR.....................    $10.53       $9.97      $10.48        $10.00
-----------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income (2)............................      0.55        0.60        0.48          0.13
  Net realized and unrealized gain (loss)..............      0.74        0.56       (0.38)         0.35
-----------------------------------------------------------------------------
Total Income From Operations...........................      1.29        1.16        0.10          0.48
-----------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income................................     (0.56)      (0.60)      (0.61)           --
-----------------------------------------------------------------------------
Total Distributions....................................     (0.56)      (0.60)      (0.61)           --
-----------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR...........................    $11.26      $10.53       $9.97        $10.48
-----------------------------------------------------------------------------
TOTAL RETURN...........................................     12.26%      11.63%       0.90%         4.80%++
-----------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)........................    $3,170      $2,357      $2,054        $1,050
-----------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses (2)(3)......................................      0.15%       0.15%       0.15%         0.15%+
  Net investment income................................      5.63        6.11        6.14          5.89+
-----------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE................................         3%          9%         17%           23%
-----------------------------------------------------------------------------

(1) For the period from October 11, 1995 (commencement of operations) to December 31, 1995.
(2) For the years ended December 31, 1998, 1997 and 1996, and the period ended December 31, 1995, Travelers Insurance reimbursed the Portfolio for $38,063, $28,361, $30,922 and $14,256 in expenses, respectively. If such expenses were not reimbursed, the per share decrease of net investment income and actual expense ratios would have been as follows:

                                                  EXPENSE RATIOS
                 PER SHARE DECREASES              WITHOUT EXPENSE
               TO NET INVESTMENT INCOME            REIMBURSEMENT
               ------------------------         -------------------
  1998                  $0.14                          1.61%
  1997                   0.13                          1.52
  1996                   0.15                          2.17
  1995                   0.14                          6.48+

(3) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.15%.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

--------------------------------------------------------------------------------
 TAX INFORMATION (UNAUDITED)

The following percentages of ordinary income dividends paid by the Trust are derived from Federal obligations and may be exempt from taxation at the state level:

- Zero Coupon Bond Fund Portfolio Series 2000...............  54.85%
- Zero Coupon Bond Fund Portfolio Series 2005...............  81.29%

                                       16

<pg$pcn>

--------------------------------------------------------------------------------
 INDEPENDENT AUDITORS' REPORT

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
THE TRAVELERS SERIES TRUST:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Zero Coupon Bond Fund Portfolio Series 2000 and the Zero Coupon Bond Fund Portfolio Series 2005 of the Travelers Series Trust as of December 31, 1998, the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 1996 and the period from October 11, 1995 (commencement of operations) to December 31, 1995 were audited by other auditors whose report thereon, dated February 24, 1997, expressed an unqualified opinion on those financial statements and those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis evidence, supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Zero Coupon Bond Fund Portfolio Series 2000 and Zero Coupon Bond Fund Portfolio Series 2005 of the Travelers Series Trust as of December 31, 1998, the results of their operations for the year then ended, and the changes in their net assets and financial highlights for each of the years in the two-year period then ended, in conformity with generally accepted accounting principles.

                                                           LOGO

New York, New York
February 8, 1999

                                       17

<pg$pcn>

                               Investment Adviser

              TRAVELERS ASSET MANAGEMENT INTERNATIONAL CORPORATION

                             Hartford, Connecticut

                              Independent Auditors

                                    KPMG LLP

                               New York, New York

                                   Custodian

                                 PNC BANK, N.A.

This report is prepared for the general information of contract owners and is not an offer of shares of Zero Coupon Bond Fund Portfolio Series 2000 and Zero Coupon Bond Fund Portfolio Series 2005. It should not be used in connection with any offer except in conjunction with the Prospectuses for the Variable Universal Life Insurance products offered by The Travelers Insurance Company and The Travelers Life and Annuity Company and the Prospectuses for the underlying funds, which collectively contain all pertinent information, including the applicable sales commissions.

VG-ZERO (Annual) (2-99) Printed in U.S.A.




THE TRAVELERS VARIABLE

PRODUCTS FUNDS

ANNUAL REPORTS
DECEMBER 31, 1998


                The Travelers Series Trust:

                NWQ Large Cap Portfolio
                Jurika & Voyles Core Equity Portfolio






[TravelersLife&Annuity
  A Member of citigroup LOGO]

The Travelers Insurance Company
The Travelers Life and Annuity Company
One Tower Square
Hartford, CT  06183



<pg$pcn>

ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

We are pleased to provide the annual report for The Travelers Series Trust - NWQ Large Cap Portfolio and the Jurika & Voyles Core Equity Portfolio ("Portfolios") for the year ended December 31, 1998. A more detailed summary of performance and current holdings for each Portfolio can be found in the sections that follow.

ECONOMIC REVIEW AND OUTLOOK

The year 1998 saw a widely gyrating U.S. stock market with different sectors performing differently. The large-cap oriented S&P 500 Stock Index ("S&P 500") returned about 28.6% for the year. The S&P 400 Midcap Index had a gain of roughly 19% while the Russell 2000 Index had a negative return of 2.6% for the year ended December 31, 1998. Dividend paying defensive stocks such as utilities performed better than the average small- and mid-cap stock. While technology stocks were adversely impacted by the global financial crisis in late 1997, they have since rebounded, led by Internet-related names.

The economies of the developed world flourished in 1998 while most emerging markets went down. Low interest rates, robust consumer spending and benign inflation fueled economic growth in the U.S. and Europe and created favorable conditions for corporate profitability. In contrast, Russia's economy collapsed, Asia's economies remained mired in recession and Brazil's economy faltered at year-end after $30 billion was spent to defend its currency during the reporting period.

1998 was also a record year for mergers and acquisitions, nearly double 1997's total. The merger of oil giants Exxon and Mobil announced in December will result in the creation of the world's largest company in terms of revenue. In the digital world, merger activity between Internet service providers, phone companies, cable companies and telecommunications firms heated up, as "convergence" became the new mantra.

We remain guardedly optimistic about the resilient U.S. economy in the first half of 1999 because we expect interest rates to stay low and the productivity revolution through technology to continue. However, the risks from foreign markets cannot be discounted and future corporate earnings may come under increasing pressure.

NWQ LARGE CAP PORTFOLIO

Since its inception date on July 20, 1998 through December 31, 1998, the NWQ Large Cap Portfolio ("Portfolio") had a total return of a negative 4.94%. During the same time period, the S&P 500, an unmanaged index of common stock, posted a total return of 4.54%.

The Dow Jones Industrial Average and S&P 500 indexes registered their fourth consecutive year of double-digit gains in 1998, a record streak. Even though the large capitalization averages produced record setting results, there were also record disparities in performance. Growth stocks outpaced value stocks by 28% and large stocks outpaced small stocks by 30%. This reflected the extremely difficult economic and financial conditions impacting much of the world in 1998. Investment flows last year sought out "safe" investments perceived as immune from the world's near-term problems, creating a huge valuation disparity (or risk premium) between large capitalization growth stocks and everything else.

As noted above, the Portfolio has declined 4.94% since its inception on July 20, 1998. While the Portfolio did recover significantly in the fourth quarter of 1998, it was not enough to completely offset the third quarter's negative return. Stock market volatility, which peaked in October, resulted in much indiscriminate selling by the market, especially in the finance sector. The Portfolio's finance sector, which represents its largest sector weighting, was negatively impacted as the market reacted to news about Russia's debt default and the problems of a major hedge fund. As market volatility subsided in reaction to pro-growth Federal Reserve policy actions, the Portfolio's turnabout resulted in a positive return of 11.3% in the fourth quarter of 1998. The managers remain very positive toward the finance industry. Positions were taken in Allstate, Banc One, BankAmerica, Bank of New York, Bear Stearns, First Union and Hartford Financial Services.

Exposure in the consumer discretionary, health and technology sectors was increased during the reporting period. Purchases included Aetna, American Greetings, Columbia/HCA Healthcare, Hewlett-Packard, Loews, MediaOne Group and Waste Management. Within the energy sector, the managers are taking steps to consolidate their holdings in the highest quality energy companies, as they believe the industry represents one of the best risk/reward tradeoffs in the market today. Sales in this sector included Conoco and Transocean Offshore.

                                        1

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ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

Looking ahead it is clear to the managers that the Asian crisis, the subsequent collapse of Russia and the spreading weakness in Latin America should significantly alter the economic landscape for some time. They expect that overall world economic growth rates for the next few years will be significantly lower as the world economy is plagued with global excess capacity. While the growth rate of the U.S. economy will most likely decline from its recent pace, the U.S. is likely to grow at a faster rate relative to most countries. Foreign economies, especially in developing markets, will eventually recover, but the process may be slow and uneven. With this in mind, the managers are focusing on identifying and investing in underpriced companies (i.e., compelling valuations) with strong domestic franchises that can continue to grow earnings and deliver results in a slower growth world. Companies in consolidating industries that can unlock value and improve profitability through restructuring and cost reductions are of particular interest.

The managers fully recognize that 1998 was a difficult year. However, be assured that the managers have no intention of chasing what they believe is the market's current mania for overvalued growth stocks. The divergence in valuations between growth and value is the widest it has been in 25 years. While they of course, cannot be certain exactly when value investing will come back into favor, they can be certain that this divergence is not sustainable. Adherence to their value discipline has proved profitable over time, and they have every confidence that their value approach should prove rewarding again.

JURIKA & VOYLES CORE EQUITY PORTFOLIO

Since the inception date of July 20, 1998 through December 31, 1998, the Jurika & Voyles Core Equity Portfolio ("Portfolio") provided a total return of 3.08%, which compares to a 10.41% return for S&P 500 during the same time period.

For stocks, 1998 was a unique year. The 28.6% return by the S&P 500 represented the record fourth year in a row where the S&P 500's return exceeded 20%. Dividing the S&P 500 into quintiles (i.e., 5 groups of 100 stocks) by capitalization, the managers found that the size effect was the most dramatic in memory. The largest 100 stocks with capitalizations of greater than $23.3 billion had an average return of 38.0%. The bottom 100 stocks in the S&P 500 with capitalizations of less than $2.9 billion had an average return of a negative 5.2%.

The P/E effect was also dramatic. Based on forward P/E ratio, the top quintile with P/E's of over 44 times had an average return of 54.8%. The bottom quintile with P/E's of under 18.1 times had an average return of 16.9%. The combination of size and valuation created an extraordinary effect. The largest growth stocks outperformed the smallest value stocks by more than 60%. This phenomenon was in effect for the entire year, yet a little less dramatic in the second half.

The Portfolio began operation on July 20, 1998. This marked the beginning of a major correction in the global capital markets which saw the S&P 500 fall almost 20% from peak to trough. Given their orientation to the mid cap/value sectors of the market (due to their lower P/E emphasis), the managers are pleased with the performance. During the same period, the Russell Mid-Cap Index returned a negative 1.17% while the S&P 500, which was driven by the large, above average P/E stocks, returned 3.66%.

During 1998, the managers tried to position the Portfolio fairly defensively, balancing risk and return by investing in smaller-and medium-sized companies that they believed would be able to meet their earnings forecasts and sold at reasonable valuations relative to those expectations.

Some of the companies that the managers have held and which continue to fit this description include Federal Express, Cigna and American Stores. In addition, given the deflation in commodities and manufacturing, they have held stakes in some companies that are selling at extremely depressed valuations. Two of these companies are Santa Fe International, an oil rig drilling company and Case Corp., a manufacturer of agricultural and heavy-duty construction equipment. As the economic environment for these companies improves, they have the ability to deliver substantial increases in reported earnings. This should drive the prices of their stocks significantly higher.

Technology has remained a key component for the Portfolio, a sector where the managers have been able to find companies that possess both the growth and value attributes they seek. A number of the portfolio's largest holdings, including 3Com, Texas Instruments, Sun Microsytems and Synopsys, benefited from investors' renewed interest in technology stocks, as well as positive fundamental changes in the companies' core businesses. Earnings for these companies improved, prompting a significant rally in the stocks in the fourth quarter of l998; investor enthusiasm drove up the share prices of these stocks by between approximately 50% and 80%, respectively.

                                        2

<pg$pcn>
ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

The managers' believe that investor expectations are too optimistic. Their view is that the general confidence in the Fed and the IMF to extend the current environment of non-inflationary growth will be challenged in 1999. Earnings estimates for 1999 and longer-term estimates of earnings growth rates are too high. As in 1998, they expect estimates to fall during 1999.

They also believe that the period of dominance by large growth stocks may be over. Valuation differentials between large and small stocks are at extreme levels and the valuations of the "nifty 25" (the 25 largest, highest P/E stocks) is a valuation extreme comparable to the nifty fifty in the early 1970s.

The Portfolio is structured to benefit from these views. The securities the managers own are undervalued -- they have low earnings expectations incorporated into their current prices. The managers have confidence that buying undervalued companies provides some downside protection. Their research team performs detailed analysis of the business models for each of the companies they own.

The Portfolio continues to emphasize the mid cap universe. The weighted average market capitalization of the Portfolio is $16 billion vs. $87 billion for the S&P 500. The managers believe that the extreme valuation differential will result in significant outperformance by the mid cap sector of the market.

They also believe that the U.S. technology industry offers exciting prospects and will continue to drive both capital investment and efficiency across all industries, domestically and worldwide. Thus, the Portfolio has a significant overweight in technology relative to the S&P 500. The companies they own have strong market shares, profitable business models and are attractively valued.

The Jurika & Voyles Core Equity Portfolio also has a significant exposure to companies the managers believe will be protective in a difficult market environment. Around 5% of the Portfolio is in REITs and they own other defensive stocks that have income or book value protection (Ultramar, Everest Reinsurance, Case). This component should benefit performance in a difficult environment.

In closing, we thank you for your investment in The Travelers Series Trust. We look forward to continuing to help you pursue your financial goals.

Sincerely,
/s/ HEATH B. MCLENDON

Heath B. McLendon
Chairman

January 28, 1999

                                        3

<pg$pcn>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS                                      DECEMBER 31, 1998

                            NWQ LARGE CAP PORTFOLIO

  SHARES                                SECURITY                                VALUE
----------------------------------------------------------------------------------------
STOCK -- 80.2%
----------------------------------------------------------------------------------------
AEROSPACE -- 1.4%
     1,400    Lockheed Martin Corp. ......................................    $  118,650
----------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 12.0%
     4,500    American Greetings Corp., Class A Shares....................       184,781
     2,800    Federated Department Stores, Inc. ..........................       121,975
     3,700    Fortune Brands, Inc. .......................................       117,013
     5,500    MediaOne Group, Inc. (a)....................................       258,500
     3,000    Time Warner, Inc. ..........................................       186,188
     3,000    Waste Management, Inc. .....................................       139,875
----------------------------------------------------------------------------------------
                                                                               1,008,332
----------------------------------------------------------------------------------------
CONSUMER STAPLES -- 8.6%
     3,000    Loews Corp. ................................................       294,750
     5,200    Phillip Morris Cos., Inc. ..................................       278,200
     1,800    Unilever NV.................................................       149,287
----------------------------------------------------------------------------------------
                                                                                 722,237
----------------------------------------------------------------------------------------
ENERGY -- 6.8%
     4,500    Coastal Corp. ..............................................       157,219
     7,200    Halliburton Co. ............................................       213,300
     1,200    Transocean Offshore Inc. ...................................        32,175
     8,800    Weatherford International, Inc. ............................       170,500
----------------------------------------------------------------------------------------
                                                                                 573,194
----------------------------------------------------------------------------------------
FINANCE -- 24.3%
     4,000    BankAmerica Corp. ..........................................       240,500
     6,600    Bank of New York Co., Inc. .................................       265,650
     5,000    Bank One, Corp. ............................................       255,312
     3,500    Bear Stearns Cos. Inc. .....................................       130,813
     2,000    Chase Manhattan Corp. ......................................       136,125
     4,000    First Union Corp. ..........................................       243,250
     3,600    Hartford Financial Services Group, Inc. ....................       197,550
     2,000    National City Corp. ........................................       145,000
     6,000    The Allstate Corp. .........................................       231,750
     5,000    Wells Fargo & Co. ..........................................       199,688
----------------------------------------------------------------------------------------
                                                                               2,045,638
----------------------------------------------------------------------------------------
HEALTHCARE -- 5.2%
     3,400    Aetna Inc. .................................................       267,325
     6,800    Columbia/HCA Healthcare Corp. ..............................       168,300
----------------------------------------------------------------------------------------
                                                                                 435,625
----------------------------------------------------------------------------------------
MATERIALS AND PROCESSING -- 4.1%
     3,300    Air Products and Chemicals, Inc. ...........................       132,000
     2,000    E. I. du Pont de Nemours and Co. ...........................       106,125
     3,000    Praxair, Inc. ..............................................       105,750
----------------------------------------------------------------------------------------
                                                                                 343,875
----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                        4

<pg$pcn>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1998

                            NWQ LARGE CAP PORTFOLIO

  SHARES                                SECURITY                                VALUE
----------------------------------------------------------------------------------------
PRODUCER DURABLES -- 8.0%
     9,000    Case Corp. .................................................    $  196,312
     2,000    Deere & Co. ................................................        66,250
     2,400    Emerson Electric Co. .......................................       150,150
     2,200    Ingersoll-Rand Co. .........................................       103,263
     3,100    Sundstrand Corp. ...........................................       160,812
----------------------------------------------------------------------------------------
                                                                                 676,787
----------------------------------------------------------------------------------------
TECHNOLOGY -- 5.5%
     2,400    Hewlett-Packard Co. ........................................       163,950
     1,700    Texas Instruments Inc. .....................................       145,456
     1,300    Xerox Corp. ................................................       153,400
----------------------------------------------------------------------------------------
                                                                                 462,806
----------------------------------------------------------------------------------------
TRANSPORTATION -- 4.3%
     4,500    Burlington Northern Santa Fe Corp. .........................       151,875
     4,000    Delta Air Lines, Inc. ......................................       208,000
----------------------------------------------------------------------------------------
                                                                                 359,875
----------------------------------------------------------------------------------------
              TOTAL STOCK (Cost -- $6,861,769)............................     6,747,019
----------------------------------------------------------------------------------------
   FACE
  AMOUNT                                SECURITY                                VALUE
----------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 19.8%
$1,675,000    Chase Securities, Inc., 4.500% due 1/4/99; Proceeds at
              maturity -- $1,675,868;
              (Fully collateralized by U.S. Treasury Note, 8.750% due
              5/15/17;
              Market value -- $1,711,050) (Cost -- $1,675,000)............     1,675,000
----------------------------------------------------------------------------------------
              TOTAL INVESTMENTS -- 100% (Cost -- $8,536,769*).............    $8,422,019
----------------------------------------------------------------------------------------

(a) Non-income producing security.
 * Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                        5

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--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1998

                     JURIKA & VOYLES CORE EQUITY PORTFOLIO

SHARES                               SECURITY                                VALUE
-------------------------------------------------------------------------------------
STOCK -- 87.3%
-------------------------------------------------------------------------------------
BASIC INDUSTRIES -- 1.2%
  2,100    OM Group, Inc. .............................................    $   76,650
-------------------------------------------------------------------------------------
COMMUNICATIONS -- 5.8%
  3,750    ECI Telecommunications Ltd. ................................       133,594
  5,100    3Com Corp. (a)..............................................       228,544
-------------------------------------------------------------------------------------
                                                                              362,138
-------------------------------------------------------------------------------------
CONSUMER CYCLICALS -- 8.4%
  6,100    American Stores Co. ........................................       225,319
  2,900    Circuit City Stores-Circuit City Group......................       144,819
  1,100    Hannaford Brothers Co. .....................................        58,300
  4,200    Mattel, Inc. ...............................................        95,812
-------------------------------------------------------------------------------------
                                                                              524,250
-------------------------------------------------------------------------------------
CONSUMER SERVICES -- 2.4%
    600    McGraw-Hill Cos., Inc. .....................................        61,125
  2,000    SABRE Group Holdings, Inc. (a)..............................        89,000
-------------------------------------------------------------------------------------
                                                                              150,125
-------------------------------------------------------------------------------------
CONSUMER STAPLES -- 1.5%
  2,200    Newell Co. .................................................        90,750
-------------------------------------------------------------------------------------
ENERGY -- 10.0%
  3,150    Enron Corp. ................................................       179,747
  2,400    KN Energy, Inc. ............................................        87,300
  4,400    Santa Fe International Corp. ...............................        64,350
  2,100    Texaco Inc. ................................................       111,037
  1,800    Ultramar Diamond Shamrock Corp. ............................        43,650
  2,050    Vastar Resources, Inc. .....................................        88,534
  2,700    Weatherford International, Inc. (a).........................        52,312
-------------------------------------------------------------------------------------
                                                                              626,930
-------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 6.2%
  3,250    CIT Group, Inc., Class A Shares.............................       103,391
  2,500    First Union Corp. ..........................................       152,031
  3,400    Washington Mutual, Inc. ....................................       129,837
-------------------------------------------------------------------------------------
                                                                              385,259
-------------------------------------------------------------------------------------
HEALTHCARE PRODUCTS -- 4.4%
  2,700    Baxter International Inc. ..................................       173,644
  1,500    Elan Corp Plc, Sponsored ADR (a)............................       104,344
-------------------------------------------------------------------------------------
                                                                              277,988
-------------------------------------------------------------------------------------
HEALTHCARE SERVICES -- 2.1%
  5,000    Tenet Healthcare Corp. (a)..................................       131,250
-------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                        6

<pg$pcn>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1998

                     JURIKA & VOYLES CORE EQUITY PORTFOLIO

SHARES                               SECURITY                                VALUE
-------------------------------------------------------------------------------------
INDUSTRIAL PRODUCTS -- 11.0%
  4,600    Case Corp. .................................................    $  100,338
  1,800    Deere & Co. ................................................        59,625
  1,900    Lockheed Martin Corp. ......................................       161,025
  3,600    Parker-Hannifin Corp. ......................................       117,900
  2,100    Xerox Corp. ................................................       247,800
-------------------------------------------------------------------------------------
                                                                              686,688
-------------------------------------------------------------------------------------
INSURANCE -- 6.1%
  1,800    Amerin Corp. (a)............................................        42,525
  1,800    CIGNA Corp. ................................................       139,162
  1,300    Everest Reinsurance Holdings, Inc. .........................        50,619
  1,400    Provident Cos., Inc. .......................................        58,100
  2,000    ReliaStar Financial Corp. ..................................        92,250
-------------------------------------------------------------------------------------
                                                                              382,656
-------------------------------------------------------------------------------------
REITS -- 4.5%
  1,600    Avalonbay Communities, Inc. ................................        54,800
  1,600    Equity Residential Properties Trust.........................        64,700
  2,500    ProLogis Trust..............................................        51,875
  2,100    Public Storage, Inc. .......................................        56,831
  1,500    Spieker Properties, Inc. ...................................        51,938
-------------------------------------------------------------------------------------
                                                                              280,144
-------------------------------------------------------------------------------------
TECHNOLOGY/HARDWARE -- 0.9%
    650    Sun Microsystems, Inc. (a)..................................        55,656
-------------------------------------------------------------------------------------
TECHNOLOGY/SEMICONDUCTORS -- 1.3%
  1,000    Texas Instruments Inc. .....................................        85,563
-------------------------------------------------------------------------------------
TECHNOLOGY/SOFTWARE -- 11.8%
  3,600    Electronic Arts Inc. (a)....................................       202,050
  2,900    Electronic Data Systems Corp. ..............................       145,725
  6,550    First Data Corp. ...........................................       207,553
  3,400    Synopsys, Inc. (a)..........................................       184,450
-------------------------------------------------------------------------------------
                                                                              739,778
-------------------------------------------------------------------------------------
TRANSPORTATION -- 3.3%
  1,500    FDX Corp....................................................       133,500
  3,250    Southwest Airlines Co. .....................................        72,922
-------------------------------------------------------------------------------------
                                                                              206,422
-------------------------------------------------------------------------------------
UTILITIES -- 6.4%
  4,600    AES Corp....................................................       217,925
  3,400    SBC Communications Inc. ....................................       182,325
-------------------------------------------------------------------------------------
                                                                              400,250
-------------------------------------------------------------------------------------
           TOTAL STOCK (Cost -- $5,194,102)............................     5,462,497
-------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                        7

<pg$pcn>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1998

                     JURIKA & VOYLES CORE EQUITY PORTFOLIO

  FACE
 AMOUNT                               SECURITY                                VALUE
--------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 12.7%
$793,000    Morgan Stanley Dean Witter & Co., 4.590% due 1/4/99;
            Proceeds at maturity -- $793,404;
            (Fully collateralized by U.S. Treasury Note, 4.620% due
            5/15/09;
            Market value -- $809,025) (Cost -- $793,000)................    $  793,000
--------------------------------------------------------------------------------------
            TOTAL INVESTMENTS -- 100% (Cost -- $5,987,102*).............    $6,255,497
--------------------------------------------------------------------------------------

(a) Non-income producing security.
 *  Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                        8

<pg$pcn>

--------------------------------------------------------------------------------
 STATEMENTS OF ASSETS AND LIABILITIES                          DECEMBER 31, 1998

                                                                             JURIKA &
                                                                 NWQ          VOYLES
                                                              LARGE CAP     CORE EQUITY
                                                              PORTFOLIO      PORTFOLIO
---------------------------------------------------------------------------------------
ASSETS:
  Investments -- Cost.......................................  $6,861,769    $5,194,102
  Repurchase Agreements -- Cost.............................   1,675,000       793,000
---------------------------------------------------------------------------------------
  Investments, at Value.....................................  $6,747,019..  $5,462,497
  Repurchase Agreements, at Value...........................   1,675,000       793,000
  Cash......................................................         391           124
  Dividends and interest receivable.........................       8,364         5,423
  Receivable for Fund shares sold...........................      38,232            --
  Receivable from affiliate.................................      17,700        20,200
---------------------------------------------------------------------------------------
  TOTAL ASSETS..............................................   8,486,706     6,281,244
---------------------------------------------------------------------------------------
LIABILITIES:
  Investment advisory fees payable..........................       4,998         3,624
  Administration fees payable...............................         400           290
  Payable for securities purchased..........................          --        88,212
  Payable for Fund shares purchased.........................          --           304
  Accrued expenses..........................................      18,452        19,811
---------------------------------------------------------------------------------------
  TOTAL LIABILITIES.........................................      23,850       112,241
---------------------------------------------------------------------------------------
TOTAL NET ASSETS............................................  $8,462,856    $6,169,003
---------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital...........................................  $8,586,181    $5,968,921
  Undistributed net investment income.......................          --           420
  Accumulated net realized loss from security
    transactions............................................      (8,575)      (68,733)
  Net unrealized appreciation (depreciation) of
    investments.............................................    (114,750)      268,395
---------------------------------------------------------------------------------------
TOTAL NET ASSETS............................................  $8,462,856    $6,169,003
---------------------------------------------------------------------------------------
SHARES OUTSTANDING..........................................     894,792       600,523
---------------------------------------------------------------------------------------
NET ASSET VALUE, PER SHARE..................................       $9.46         $10.27
---------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                        9

<pg$pcn>

--------------------------------------------------------------------------------
 STATEMENTS OF OPERATIONS              FOR THE PERIOD ENDED DECEMBER 31, 1998(A)

                                                                              JURIKA &
                                                                  NWQ          VOYLES
                                                               LARGE CAP     CORE EQUITY
                                                               PORTFOLIO      PORTFOLIO
----------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends.................................................   $  37,505      $ 27,285
  Interest..................................................      29,234        17,156
  Less: Foreign withholding tax.............................        (117)           --
----------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME...................................      66,622        44,441
----------------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fees (Note 2).........................      20,050        16,506
  Audit and legal...........................................      13,500        13,500
  Shareholder communications................................       3,500         3,500
  Shareholder and system servicing fees.....................       3,000         3,000
  Administration fees (Note 2)..............................       1,604         1,320
  Custody...................................................       1,300         1,500
  Trustees' fees............................................       1,000         1,000
  Other.....................................................         480         1,882
----------------------------------------------------------------------------------------
  TOTAL EXPENSES............................................      44,434        42,208
  Less: Expense reimbursement (Note 2)......................     (17,700)      (20,200)
----------------------------------------------------------------------------------------
  NET EXPENSES..............................................      26,734        22,008
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME.......................................      39,888        22,433
----------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
  Realized Loss From:
     Security transactions (excluding short-term
      securities)...........................................      (8,575)      (68,818)
----------------------------------------------------------------------------------------
  NET REALIZED LOSS.........................................      (8,575)      (68,818)
----------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation (Depreciation) of
     Investments:
     Beginning of period....................................          --            --
     End of period..........................................    (114,750)      268,395
----------------------------------------------------------------------------------------
  INCREASE IN NET UNREALIZED APPRECIATION (DEPRECIATION)....    (114,750)      268,395
----------------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS..............................    (123,325)      199,577
----------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS...........   $ (83,437)     $222,010
----------------------------------------------------------------------------------------

(a) For the period from July 20, 1998 (commencement of operations) to December 31, 1998.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       10

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--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS   FOR THE PERIOD ENDED DECEMBER 31, 1998(A)

                                                                             JURIKA &
                                                                 NWQ          VOYLES
                                                              LARGE CAP     CORE EQUITY
                                                              PORTFOLIO      PORTFOLIO
---------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income.....................................  $   39,888    $   22,433
  Net realized loss.........................................      (8,575)      (68,818)
  Increase in net unrealized appreciation (depreciation)....    (114,750)      268,395
---------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.........     (83,437)      222,010
---------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.....................................     (39,888)      (21,928)
  Capital...................................................      (1,153)       (1,047)
---------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
     SHAREHOLDERS...........................................     (41,041)      (22,975)
---------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 10):
  Net proceeds from sale of shares..........................   8,565,903     5,954,492
  Net asset value of shares issued for reinvestment of
     dividends..............................................      41,041        22,975
  Cost of shares reacquired.................................     (19,610)       (7,499)
---------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS.......   8,587,334     5,969,968
---------------------------------------------------------------------------------------
INCREASE IN NET ASSETS......................................   8,462,856     6,169,003
NET ASSETS:
  Beginning of period.......................................          --            --
---------------------------------------------------------------------------------------
  END OF PERIOD*............................................  $8,462,856    $6,169,003
---------------------------------------------------------------------------------------
* Includes undistributed net investment income of:                    --          $420
---------------------------------------------------------------------------------------

(a) For the period from July 20, 1998 (commencement of operations) to December 31, 1998.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       11

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--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS

     1.  SIGNIFICANT ACCOUNTING POLICIES

     The NWQ Large Cap and Jurika & Voyles Core Equity Portfolios, ("Portfolio(s)") are separate investment portfolios of The Travelers Series Trust ("Trust"). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company and consists of these portfolios and eighteen other separate investment portfolios: Travelers Quality Bond, Lazard International Stock, MFS Emerging Growth, Federated High Yield, Federated Stock, Disciplined Mid Cap Stock, U.S. Government Securities, Social Awareness Stock, Utilities, Large Cap, Equity Income, Convertible Bond, MFS Research, MFS Mid Cap Growth, Disciplined Small Cap Stock, Strategic Stock, Zero Coupon Bond Fund Portfolio Series 2000 and Zero Coupon Bond Fund Portfolio Series 2005 Portfolios. Shares of the Trust are offered only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts. The financial statements and financial highlights for the other portfolios are presented in separate annual reports.

     The significant accounting policies consistently followed by the Portfolios are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets or, if there were no sales during the day, at current quoted bid price; securities primarily traded on foreign exchanges are generally valued at the closing values of such securities on their respective exchanges, except that when a significant occurrence exists subsequent to the time a value was so established and it is likely to have significantly changed the value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees; securities traded in the over-the-counter market are valued on the basis of the bid price at the close of business on each day; U.S. government agencies and obligations are valued at the mean between the last reported bid and ask prices; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) securities that have a maturity of 60 days or more are valued at prices based on market quotations for securities of similar type, yield and maturity; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis and dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Portfolio determines the existence of a dividend declaration after exercising reasonable due diligence; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records of the Portfolios are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) the Portfolios intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1998, reclassifications were made to the Portfolios' capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets for each Portfolio were not affected by these changes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     In addition, the NWQ Large Cap and Jurika & Voyles Core Equity Portfolios may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when the contracts are settled.

     2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS

     Travelers Asset Management International Corporation ("TAMIC"), an indirect wholly owned subsidiary of Citigroup Inc., acts as investment adviser to the NWQ Large Cap ("NWQ") and Jurika & Voyles Core Equity ("JV") Portfolios. NWQ and JV each pay TAMIC an investment advisory fee calculated at the annual rate of 0.75% of the average daily net assets. This fee is calculated daily and paid monthly.

     TAMIC has entered into sub-advisory agreements with NWQ Investment Management Co. ("NWQIM") and Jurika & Voyles L.P. ("JVLP"). Pursuant to each sub-advisory agreement, NWQIM and JVLP are responsible for the day-to-day
                                       12

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--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

portfolio operations and investment decisions for NWQ and JV, respectively. As a result, the following fees are paid and calculated at an annual rate:

          - TAMIC pays NWQIM 0.375% of NWQ's average daily net assets.

          - TAMIC pays JVLP 0.375% of JV's average daily net assets.

These fees are calculated daily and paid monthly.

     Travelers Insurance Company ("Travelers Insurance") acts as administrator to the Portfolios. The Portfolios pay Travelers Insurance an administration fee calculated at an annual rate of 0.06% of its average daily net assets. Travelers Insurance has entered into a sub-administrative service agreement with Mutual Management Corp. ("MMC"), a subsidiary of Salomon Smith Barney Holdings Inc. Travelers Insurance pays MMC, as sub-administrator, a fee calculated at an annual rate of 0.06% of the average daily net assets of the Portfolios. This fee is calculated daily and paid monthly.

     For the period ended December 31, 1998, Travelers Insurance reimbursed expenses in the amounts of $17,700 and $20,200 for NWQ and JV, respectively.

     One Trustee and all officers of the Trust are employees of Citigroup Inc., or its subsidiaries.

     3.  INVESTMENTS

     The aggregate costs of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities), during the period ended December 31, 1998 were as follows:

                         PORTFOLIO                            PURCHASES      SALES
-------------------------------------------------------------------------------------
NWQ Large Cap Portfolio.....................................  $6,989,989   $  119,646
Jurika & Voyles Core Equity Portfolio.......................   6,439,672    1,176,441
-------------------------------------------------------------------------------------

     At December 31, 1998, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                 GROSS          GROSS       NET UNREALIZED
                                                               UNREALIZED     UNREALIZED     APPRECIATION
                         PORTFOLIO                            APPRECIATION   DEPRECIATION   (DEPRECIATION)
-----------------------------------------------------------------------------------------
NWQ Large Cap Portfolio.....................................    $333,836      $(448,586)      $(114,750)
Jurika & Voyles Core Equity Portfolio.......................     626,355       (357,960)        268,395
-----------------------------------------------------------------------------------------

     4.  REPURCHASE AGREEMENTS

     The Portfolios purchase (and their custodians take possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolios require continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

     5.  FUTURES CONTRACTS

     The NWQ and JV Portfolios may from time to time enter into futures contracts.

     Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract.

                                       13

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--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     The Portfolios enter into such contracts to hedge a portion of their portfolios. The Portfolios bear the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

     At December 31, 1998, the Portfolios had no open futures contracts.

     6.  OPTIONS CONTRACTS

     The NWQ and JV Portfolios may from time to time enter into options contracts.

     Premiums paid when put or call options are purchased by the Portfolios, represent investments, which are "marked-to-market" daily. When a purchased option expires, the Portfolios will realize a loss in the amount of the premium paid. When the Portfolios enter into a closing sales transaction, the Portfolios will realize a gain or loss depending on whether the proceeds from the closing sales transactions are greater or less than the premium paid for the option. When the Portfolios exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolios exercise a call option, the cost of the security which the Portfolios purchase upon exercise will be increased by the premium originally paid.

     At December 31, 1998, the Portfolios had no open purchased put or call option contracts.

     When Portfolios write a covered call or put option, an amount equals to the premium received by the Portfolios is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolios realize a gain. When the Portfolios enter into a closing purchase transaction, the Portfolios realize a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolios purchased upon exercise. When written index options are exercised, settlement is made in cash.

     The risk associated with purchasing options is limited to the premium originally paid. The Portfolios enter into options for hedging purposes. The risk in writing a covered call option is that the Portfolios give up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Portfolios are exposed to the risk of a loss if the market price of the underlying security declines.

     During the period ended December 31, 1998, the Portfolios did not write any options.

     7.  FOREIGN SECURITIES

     Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

     8.  LENDING OF PORTFOLIO SECURITIES

     The Portfolios have an agreement with their custodian whereby the custodian may lend securities owned by a Portfolio to brokers, dealers and other financial organizations. Fees earned by the Portfolios on securities lending are recorded as interest income. Loans of securities by the Portfolios are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Portfolios maintain exposure for the risk of any losses in the investments of amounts received as collateral.

     At December 31, 1998, the Portfolios had no securities on loan.

                                       14

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--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     9.  CAPITAL LOSS CARRYFORWARD

     At December 31, 1998, JV had, for Federal tax purposes, $69,000 of capital loss carryforwards available to offset future capital gains through 2006. To the extent that these carryforward losses can be used to offset realized capital gains, it is probable that such gains will not be distributed.

   10.  SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest without par value. Transactions in shares of each Portfolio were as follows:

                                                                    PERIOD ENDED
                                                                DECEMBER 31, 1998(A)
------------------------------------------------------------------------------------
NWQ LARGE CAP PORTFOLIO:
Shares sold.................................................           892,819
Shares issued on reinvestment...............................             4,338
Shares redeemed.............................................            (2,365)
------------------------------------------------------------------------------------
Net Increase................................................           894,792
------------------------------------------------------------------------------------
JURIKA & VOYLES CORE EQUITY PORTFOLIO:
Shares sold.................................................           599,062
Shares issued on reinvestment...............................             2,237
Shares redeemed.............................................              (776)
------------------------------------------------------------------------------------
Net Increase................................................           600,523
------------------------------------------------------------------------------------

(a) For the period from July 20, 1998 (commencement of operations) to December 31, 1998.

                                       15

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--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout the period ended December 31:

                  NWQ LARGE CAP PORTFOLIO                     1998(1)
---------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................  $10.00
---------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income(2)..................................    0.05
  Net realized and unrealized loss..........................   (0.54)
---------------------------------------------------------------------
Total Loss From Operations..................................   (0.49)
---------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.....................................   (0.05)
  Capital...................................................   (0.00)*
---------------------------------------------------------------------
Total Distributions.........................................   (0.05)
---------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD..............................   $9.46
---------------------------------------------------------------------
TOTAL RETURN++..............................................   (4.94)%
---------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)...........................  $8,463
---------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS+:
  Expenses(2)(3)............................................    0.99%
  Net investment income.....................................    1.47
---------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.....................................       2%
---------------------------------------------------------------------

(1) For the period from July 20, 1998 (commencement of operations) to December 31, 1998.

(2) Travelers Insurance has agreed to reimburse the Portfolio for expenses in the amount of $17,700 for the period ended December 31, 1998. If such expenses were not reimbursed, the per share decrease in net investment income and the actual expense ratios would have been as follows:

                       PER SHARE DECREASE            EXPENSE RATIO WITHOUT
                    IN NET INVESTMENT INCOME         EXPENSE REIMBURSEMENT
                    ------------------------         ----------------------
1998                         $0.02                            1.64%+

(3) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.00%.

 *  Amount represents less than $0.01.

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

 +  Annualized.

                                       16

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--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)

For a share of beneficial interest outstanding throughout the period ended December 31:

JURIKA & VOYLES CORE EQUITY PORTFOLIO                         1998(1)
---------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................  $10.00
---------------------------------------------------------------------
INCOME FROM OPERATIONS:
  Net investment income(2)..................................    0.04
  Net realized and unrealized gain..........................    0.27
---------------------------------------------------------------------
Total Income From Operations................................    0.31
---------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.....................................   (0.04)
  Capital...................................................   (0.00)*
---------------------------------------------------------------------
Total Distributions.........................................   (0.04)
---------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD..............................  $10.27
---------------------------------------------------------------------
TOTAL RETURN++..............................................    3.08%
---------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)...........................  $6,169
---------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS+:
  Expenses(2)(3)............................................    0.99%
  Net investment income.....................................    1.01
---------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.....................................      26%
---------------------------------------------------------------------

(1) For the period from July 20, 1998 (commencement of operations) to December 31, 1998.

(2) Travelers Insurance has agreed to reimburse the Portfolio for expenses in the amount of $20,200 for the period ended December 31, 1998. If such expenses were not reimbursed, the per share decrease in net investment income and the actual expense ratios would have been as follows:

                       PER SHARE DECREASE            EXPENSE RATIO WITHOUT
                    IN NET INVESTMENT INCOME         EXPENSE REIMBURSEMENT
                    ------------------------         ----------------------
1998                         $0.03                            1.89%+

(3) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.00%.

 *  Amount represents less than $0.01.

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

 +  Annualized.

                                       17

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--------------------------------------------------------------------------------
 INDEPENDENT AUDITORS' REPORT

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
TRAVELERS SERIES TRUST:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of NWQ Large Cap Portfolio and Jurika & Voyles Core Equity Portfolio of Travelers Series Trust as of December 31, 1998, and the related statements of operations, changes in net assets and financial highlights for the period from July 20, 1998 (commencement of operations) to December 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian. As to securities purchased but not yet received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the NWQ Large Cap Portfolio and Jurika & Voyles Core Equity Portfolio of Travelers Series Trust as of December 31, 1998, the results of their operations, the changes in their net assets and their financial highlights for the period from July 20, 1998 (commencement of operations) to December 31, 1998, in conformity with generally accepted accounting principles.

                                                          [KPMG Peat Marwick LLP
                                                     Signature]

New York, New York
February 8, 1999

                                       18

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--------------------------------------------------------------------------------
 TAX INFORMATION (UNAUDITED)

For Federal tax purposes the Trust hereby designates for the fiscal year ended December 31, 1998:

      - Percentages of ordinary dividends paid as qualifying for the corporate dividends received deduction:

NQW Large Cap Portfolio.....................................   89.07%
Jurika & Voyles Core Equity Portfolio.......................  100.00

                                       19

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                              Investment Advisers

              TRAVELERS ASSET MANAGEMENT INTERNATIONAL CORPORATION

                             Hartford, Connecticut

                              Independent Auditors

                                    KPMG LLP

                               New York, New York

                                   Custodians

                                 PNC BANK, N.A.
                         THE CHASE MANHATTAN BANK, N.A.

This report is prepared for the general information of contract owners and is not an offer of shares of The Travelers Series Trust: NWQ Large Cap and Jurika & Voyles Core Equity Portfolios. It should not be used in connection with any offer except in conjunction with the Prospectuses for the Variable Annuity and Variable Universal Life Insurance products offered by The Travelers Insurance Company or Travelers Life & Annuity Company and the Prospectuses for the underlying funds, which collectively contain all pertinent information, including the applicable sales commissions.

Series Trust (Annual) (2-99) Printed in U.S.A.




THE TRAVELERS VARIABLE
PRODUCTS FUNDS

ANNUAL REPORTS
December 31, 1998




                  The Travelers Series Trust:

                  Travelers Quality Bond Portfolio
                  Lazard International Stock Portfolio
                  MFS Emerging Growth Portfolio
                  Federated High Yield Portfolio
                  Federated Stock Portfolio
                  Disciplined Mid Cap Stock Portfolio


[TravelersLife&Annuity
   A member of citigroup LOGO]





The Travelers Insurance Company
The Travelers Life and Annuity Company
One Tower Square
Hartford, CT 06183

ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

We are pleased to provide the annual report for six of the fourteen portfolios of The Travelers Series Trust ("Trust") -- Travelers Quality Bond Portfolio, Lazard International Stock Portfolio, MFS Emerging Growth Portfolio, Federated High Yield Portfolio, Federated Stock Portfolio and Disciplined Mid-Cap Stock Portfolio ("Portfolios") for the year ended December 31, 1998. In this letter, we briefly discuss general economic and market conditions and outline each Portfolio's investment strategy. A market commentary and detailed summary of performance and current holdings for each Portfolio or Fund can be found in the pages listed below.

                                                          MARKET      SCHEDULE OF
SUBACCOUNT                                              COMMENTARY    INVESTMENTS
----------                                              ----------    -----------
Travelers Quality Bond Portfolio......................      3             13
Lazard International Stock Portfolio..................      4             15
MFS Emerging Growth Portfolio.........................      5             18
Federated High Yield Portfolio........................      6             25
Federated Stock Portfolio.............................      7             34
Disciplined Mid Cap Stock Portfolio...................      7             38

ECONOMIC REVIEW AND OUTLOOK

The year 1998 saw a widely gyrating U.S. stock market with different sectors performing differently. The large-cap oriented S&P 500 Stock Index ("S&P 500") returned about 28.72% for the year. The S&P 400 MidCap Index had a gain of 19.1% while the Russell 2000 Index had a negative 2.6% return for the year ended December 31, 1998. Dividend-paying defensive stocks such as utilities performed better than the average small- and mid-cap stock. While technology stocks were adversely impacted by the global financial crisis in late 1997, they have since rebounded, led by Internet-related names.

The economies of the developed world flourished in 1998 while most emerging markets went down. Low interest rates, robust consumer spending and benign inflation fueled economic growth in the U.S. and Europe and created favorable conditions for corporate profitability. In contrast, Russia's economy collapsed, Asia's economies remained mired in recession and Brazil's economy faltered at year-end after $30 billion was spent to defend its currency during the reporting period.

The year was also a record year for mergers and acquisitions, nearly double 1997's total. The merger of oil giants Exxon and Mobil announced in December will result in the creation of the world's largest company in terms of revenue. In the digital world, merger activity between Internet service providers, phone companies, cable companies and telecommunications firms heated up, as "convergence" became the new mantra.

We remain guardedly optimistic about the resilient U.S. economy in the first half of 1999 because we expect interest rates to stay low and the productivity revolution through technology to continue. However, the risks from foreign markets cannot be discounted and future corporate earnings may come under increasing pressure.

FIXED INCOME MARKET COMMENTARY

Problems that started with Asia's currency devaluations in the summer of 1997 hit the bond market hard in August and September of 1998. Bond values fell dramatically and asset-backed bonds, mortgage-backed securities, emerging-market debt and corporate bonds all were negatively affected. In 1998, the more risk a bond investor assumed, the more he or she suffered.

For the year ended December 31, 1998, the Lehman Government/Corporate Index returned 9.47%. During the year, the spreads between different kinds of bonds and U.S. Treasuries widened at record speed as investors gravitated to their safety amidst rising stock market volatility and higher investor anxiety about the global economy. The Federal Reserve Board ("Fed") then changed its monetary policy from one of vigilance against inflation to one of combating deflation during the reporting period and cut rates three times. So far in 1999, spreads have tightened, bond market liquidity has returned and the bond market has stabilized.

Markets and policy makers expect real U.S. economic growth to finally slow to the 1.00%-2.00% level in 1998 after 3 years of 3.00% plus growth. The slowdown is expected to be led by a sharp reduction in the growth rate of investment spending and continued weakness in the export sector. The Conference Board survey of corporate sentiment indicates that capital-spending plans has not yet rebounded with the stock market and consumer sentiment. Year 2000 ("Y2K") spending is temporarily

ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

boosting capital spending, yet industrial overcapacity and several years of rapid spending in technology make slower investment spending highly likely.

However, a drop in the rate of consumer spending growth is essential to any meaningful forecast of 1.00%-2.00% real GDP growth. This has not happened yet despite two years where consumer spending has been close to consumer income. The wealth effect from three years of 20% plus stock market gains is estimated to increase spending 1.5% more than implied by income growth. Lower interest rates, lower oil and other commodity prices, and declining import prices have further boosted consumer purchasing power.

The tight employment market has also been a major force behind high consumer confidence and spending plans. December brought a further sharp drop in oil prices and continued record high (which substantially exceeded expectations) auto sales and housing starts. Unless they were all caused by unseasonably warm weather, these factors cause us to push any forecast of a consumer slowdown further out into the future which will delay any further Fed rate cuts.

There are storm clouds on the horizon that could lead the consumer to retreat. Latin America has been pushed into recession by last summer's emerging market meltdown and could be subject to further pressure if a Brazilian crisis erupts. Latin America has a larger economic impact on the U.S. than Asia and Russia do. A decline in the stock market could rattle the consumer, although the stock markets continued resilience means that a sustained downturn is required before spending would be significantly impacted. Japan is also a big question mark. Economic activity is now declining there after several years of flat growth.

Despite three rate cuts in the second half of 1998, it would be hard to say the Fed has an easy monetary policy. Short-term interest rates are still more than 3% above inflation and are high relative to nominal growth. Credit market spreads are high and banks are tightening credit standards. These factors create a downward bias for short-term rates over the long-term, but rates are likely to remain stable until the consumer slows down.

With the Fed on hold, there will be some upward pressure on long-term rates. But slow growth outside the U.S. and continued low inflation should prevent rates from rising too much. The fact that so much of the U.S. Treasury curve trades below the federal-funds rate is a big factor in the continued high spreads in the investment grade corporate market. Because of this, spreads should move to offset the change in U.S. Treasury yields -- narrowing when yields rise and widening when yields fall.

EQUITY MARKET COMMENTARY

The deepening global financial crisis and its adverse impact on global economies and leveraged hedge funds sent the U.S. stock market into a tailspin during the third quarter of 1998. The S&P 500 fell by almost 10% in the third quarter while the Russell 2000 Index of smaller companies fared even worse with a decline of roughly 20%.

The third quarter began on a promising note as stock prices rose by almost 5% in the first half of July. From the then all-time highs established on July 17, 1998, a series of bad news related to political and currency turmoil led the stock market down through the end of August. The market decline over that period was close to 20%, which qualifies under most scenarios as a bear market.

The bulk of the bad news in August came from the political and economic crisis in Russia and the continuing spread of the currency contagion. The collapse of the Russian ruble and the restructuring of Russian debt triggered trading and lending losses at brokerage firms and banks. The crisis in the financial sector took a turn for the worse later in the quarter as several hedge funds disclosed losses related to the global financial turmoil. Several stocks in the financial sector saw their market value cut in half during the third quarter.

Increased uncertainty over Clinton's presidency and the bigger question of the damage to corporate profits added to the volatility in the stock market. The increased prospects of a global and U.S. economic slowdown led to some easing of monetary policy. Japan first decreased short-term interest rates by 20 basis points and the Fed followed suit with a 0.25% rate cut in late September. The U.S. stock market rallied in anticipation of the rate cut and stock prices rose by almost 6% in September.

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In the large-capitalization stock universe, high-quality growth stocks performed better than value stocks in the third quarter of 1998. The utilities sector produced the only positive performance in the third quarter while the financial services and energy sectors at the other end of the spectrum fell by over 20%. Large-cap technology and health care stocks held up reasonably well, but consumer stocks declined sharply against the likely backdrop of an economic slowdown.

A proactive and aggressive stance by the Fed halted the stock market slide early in the fourth quarter of 1998 and sent stock prices soaring in November and December. The fourth quarter rally erased losses from the third quarter and most market measures reached new all-time highs.

The negative sentiment in the stock market persisted through the first week of October as the S&P 500 fell another 6%. Investor concerns focused on the impact of the Russian crisis and global lending and trading losses on U.S. economic and earnings growth.

Sentiment reversed in the second week of October after most market indexes had declined over 20% from their all-time highs. The reversal in trend turned into a significant stock market rally when the Fed cut short-term rates by an unexpected 25 basis points in the middle of October. The surprise Fed action raised hopes that a proactive stimulative monetary policy by most central banks would avert a global recession.

The stock market rally, triggered by the unexpected Fed rate cut in mid-October, continued almost unabated through the months of November and December. The market was also helped by economic reports in the fourth quarter which were well ahead of expectations. Despite the strength in the economy, interest rates remained low mainly as a result of low inflation.

In the large-cap universe, all sectors except energy which, declined by 3%, registered strong gains in the fourth quarter. The market rally was led by the technology and health care sectors which rose by over 30%. The financial services, transportation and producer durables sectors also performed well.

The performance of the U.S. stock market in 1998 proves yet again that interest rate changes and liquidity flows may have a more dominant influence on stock prices than most other factors. In a year where earnings growth was close to zero, most measures of the U.S. stock market have risen by over 20%. Declining interest rates, which fell from 5.9% to 5.1% during 1998, have triggered a significant expansion in the market price/earnings ("P/E") multiple. The upward pressure on stock prices has been further amplified by strong money flows as yields on alternative investments have dwindled.

A notable aspect of the stock market performance in 1998 was the divergence in returns across different styles and segments of the market. While the S&P 500 rose by 28.72% in 1998, the Russell 2000 actually declined by 2.6%. The gain in large company growth stocks of 42.2% was well ahead of the 14.7% advance of large company value stocks and almost out of sight compared to small company value stocks which fell by 6.5%.

With earnings growth slowing down, the market P/E multiple has now reached 23 times 1998 earnings. It appears that the biggest risk to the stock market still remains on the earnings front. Earnings estimates for 1999 remain high and it is quite likely that these earnings forecasts will be revised down. Despite the overhang of possible downward earnings revisions, we believe that support from low interest rates should limit any excessive downside.

TRAVELERS QUALITY BOND PORTFOLIO

The Travelers Quality Bond Portfolio ("Portfolio") seeks current income, moderate capital volatility and total return. For the year ended December 31, 1998, the Portfolio posted 8.49% total return versus the Lehman
Government/Corporate Bond Index of 9.47%. (The Lehman Government/Corporate Bond Index is a combination of publicly issued intermediate- and long-term U.S. government bonds and corporate bonds.)

1998 began with economic momentum continuing from the year before. It seemed the next move by the Fed was to tighten its monetary policy. Asian turmoil had not yet infected the U.S. economy. Credit spreads were amongst the tightest ever, and the U.S. stock market was poised for another year.

In early August, the world changed and Russia defaulted. This triggered a massive deleveraging among bond hedge funds. Most Wall Street firms also took significant trading losses in its trading accounts.

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Responding to the disarray in the marketplace, the Fed cut interest rates 25 basis points on September 29, 1998. Sensing this was not enough to calm market fears, the Fed again lowered the base rate 25 basis points on October 15, 1998. This was the first such change in these rates between regularly scheduled Fed meetings in more than five years, indicating the seriousness on the Fed's part about the possibility of a global financial meltdown. One last rate cut occurred on November 2, 1998, bringing the federal-funds rate down to 4.75%.

The U.S. stock market went down from July record highs to the mid-October lows. Corporate bond spreads almost doubled during this period. And new issuance came to a complete halt during this time.

By the end of October, a nervous calm descended on the market. Corporate bond issuance began again, but at sharply discounted spreads. November interestingly enough set a record pace for new issues with over $40 billion coming to market. Confidence that the worst was over and that the Fed would provide liquidity set the stage for a partial rebound of spread tightening.

The fourth quarter performance for the Travelers Quality Bond Portfolio was about 1.15% versus a 0.29% return for the Lehman Intermediate Government/Corporate Index. The Portfolio outperformed the index by 86 basis points. Its duration was modestly long for most of the quarter. The managers also traded securities more actively than normal as high volumes of new corporate issuance provided what they believed were many attractive investment opportunities.

LAZARD INTERNATIONAL STOCK PORTFOLIO

The Lazard International Equity Portfolio ("Portfolio") seeks capital appreciation through investing primarily in the stocks of non-U.S. companies (i.e., incorporated or organized outside the U.S.). The Portfolio had a total return of 12.59% for the year ended December 31, 1998, which underperformed the 20.33% posted by the MSCI EAFE Index. (The MSCI EAFE Index consists of the equity total returns for Europe, Australia, New Zealand and the Far East.)

Financial markets in 1998 were highlighted by record high stock markets as well as financial crises, unprecedented corporate consolidation, the impeachment of President Clinton and the dawn of the European Monetary Union (EMU). Mergers, acquisitions and restructuring drove equity markets to all-time highs in July before a sense of deja vu struck as an emerging market financial crisis sent markets tumbling with indiscriminate selling. In July 1997, the devaluation of the Thai baht set off the collapse of Southeast Asian currencies and sent a tremor through equity markets globally. 1998's tempest was sparked by the Russian government's default on its Treasury bills (GKOs) coupled with the devaluation of the ruble that triggered margin calls on leveraged investors worldwide.

This sharp sell-off caused a ripple effect of further margin calls and forced sales of liquid assets that destabilized both emerging and developed markets. Investors' faith was nearly dashed with the financial collapse of a major hedge fund and a rash of corporate profit warnings before three successive U.S. interest rate cuts and a coordinated Europe-wide rate cut restored stability. Corporate activity resumed and investors returned, sending international equity markets up 20.7% during the fourth quarter of 1998 to end the year ahead about 20%. Europe rebounded 18.7% in the quarter to post an impressive 28.5% advance for the year, while the Pacific region's 26.1% quarterly jump recouped the losses of the first nine months of the year to ink a 2.4% gain in 1998. The Portfolio participated in the fourth quarter rally with a 18% rise to end the year up 12.59%.

Global competition has forced companies to alter radically the way they do business. Stock prices and valuations are being driven higher as companies embrace change to improve their return on capital by shedding non-core activities and bolstering main business operations through mergers and acquisitions. The total value of worldwide merger and acquisitions ("M&A") in 1998 surpassed $2.4 trillion, more than 50% above 1997's record. The January 1, 1999 introduction of the EMU provided added impetus for European companies to look past their traditional country borders. In the pharmaceutical industry, Hoechst (Germany) announced plans to split off the remainder of its industrial chemicals businesses, which cleared the way to combine its life sciences operations with Rhone-Poulenc (France). Astra (Sweden) linked with Zeneca (U.K.) in the largest ever intra-Europe merger. But the biggest actions taken by European companies bridged the Atlantic as well as country borders. Daimler-Benz (Germany) surprised the world with its acquisition of Chrysler (U.S.) to create a global automotive powerhouse. Before investors or even competitors could fully digest the ramifications of the merger, DaimlerChrysler, was already in talks to extend its reach with a stake in Nissan Diesel (Japan's fourth largest truck maker).

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In the oil industry, historically low commodity prices intensified competition and fuelled consolidation. British Petroleum (U.K.) made the first major move by purchasing Amoco (U.S.) to join Royal Dutch (Netherlands) and Exxon (U.S.) in the oil industry super league. Exxon upped the ante by announcing the world's largest ever acquisition of Mobil (U.S.), while Royal Dutch responded with massive restructuring plans.

While many have looked outside their own companies for opportunities to strengthen core businesses, others have taken a surgical knife to unlock value and cut costs. In a stark departure from Siemens' (Germany) past strategy that deemed in-house computer chip production was necessary to become a global electronic equipment leader, Siemens announced plans to spin off its semiconductor business. Even the traditionally regional retailing sector is facing global competition. Metro (Germany), the world's second largest retailer behind Wal-Mart, announced the spin off of one-sixth of its diversified retailing operations to refocus on its supermarkets and hypermarkets as European retailers cross national borders.

While the bulk of corporate activity has occurred in Europe and the U.S., Asia seems ripe for change as its economies and companies are struggling to keep pace with their global industry peers. The year began with hopes of Japan finally shaking itself free from recession, but prospects dwindled as proposed government fiscal spending packages appeared insufficient, the rest of Asia continued to falter and companies reported weak earnings. While further government initiatives are not imminent and the current environment is dreary, some signs of change are appearing.

Companies are finally talking about restructuring, and while most still lack a sense of urgency, some are taking action. Asahi Breweries sold its stake in Torii Pharmaceutical to Japan Tobacco. Promise Co., Ltd. was actually able to improve underlying operating earnings and created a tie-up with JCB, Japan's largest credit card company, to take advantage of Japanese financial deregulation. In the auto industry, Nissan showed its commitment to restructure by selling its headquarter office buildings and leasing operations, while it prepared to spin-off or sell its automatic transmission business. While it is impossible to forecast, a turnaround exists for value opportunities in Japan. However many more Japanese companies must engage in more radical restructuring to generate globally competitive returns for its stock market to end its decade long slide.

Competitive pressures on margins should continue in 1999. Top-line revenues will not be secure as pricing power does not exist and the global outlook remains uncertain.

Combined with the January 1, 1999 introduction of the EMU, the urge to merge and restructure will remain. M&A activity in the U.S. and Europe may be joined by activity in Asia and Latin America if their economies stabilize facilitating bottom-fishing by foreign investors. Financial crises in each of the last two years have served a notice of caution, but investment opportunities should continue to arise as companies take action to improve their own financial productivity.

MFS EMERGING GROWTH PORTFOLIO

The MFS Emerging Growth Portfolio ("Portfolio") seeks to provide long-term growth of capital. For the year ended December 31, 1998, the Portfolio provided a total return of 34.32%. This compares to a negative 2.55% return for the Russell 2000 Index and a 28.72% return for the S&P 500 for the same period. (The Russell 2000 Index is made up of 2,000 smaller-capitalized U.S.-based companies whose common stocks trade on either the New York, American or Nasdaq stock exchanges. The S&P 500 is a capitalization-weighted measure of 500 widely held common stocks.)

The past year was a volatile one buffeted by many crosscurrents. While the U.S. economy appeared to be in good shape -- helped by generational low interest rates, non-existent inflation and several easings by the Fed -- the rest of the world continued to be negatively affected by the Asian contagion of slowing growth and devaluation. The uncertainty in global markets and the prospect for a deceleration in U.S. economic growth thus increased the appeal of liquidity and companies with businesses less subject to the vagaries of international economies. As a result, the mid- and larger-capitalization stocks in MFS Emerging Growth Portfolio did better than its smaller holdings, as did the companies which had little exposure to countries abroad.

The Portfolio continued to benefit from the strong performance of its largest sector, technology, where earnings were surprisingly robust despite issues relating to Asia. Stocks which contributed to performance included Compuware, Cisco Systems, Microsoft, Oracle and Sun Microsystems -- all of whose products were in solid demand by corporations seeking enhanced productivity. Deregulation and the rapid growth of data services in the telecommunications industry boosted the values of holdings such as MCI WorldCom and Global Telesystems. Consumer demand was more vibrant than expected. This

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helped successful specialty retailers such as Staples and Office Depot and also provided a positive backdrop for food and drug retailing companies such as Rite-Aid and Fred Meyer where strong pharmacy sales helped storewide sales.

There were a few areas which did not do as well as the managers had hoped. Cendant, the company created by the merger of HFS and CUC International, suffered because of accounting irregularities at CUC. In 1999, a major restructuring and refocusing of core businesses, combined with a multi-billion dollar share buyback, should help contribute to that company's performance. Health maintenance organizations also disappointed as a result of an in-balance between costs and pricing. Improved pricing and the reduction of unprofitable businesses should help in 1999.

Technology continues to be a key area of emphasis since software, networking, and telecom equipment companies are likely to generate some of the strongest earnings growth in the market. This entire area is being helped by strong spending on communications and the Internet. Another area which offers great promise is telecommunications services where mergers and the strong growth of data transmission are enhancing valuations. In the view of the managers, the companies that can grow the fastest should be well rewarded by the marketplace. Thus, the managers believe their strategy of searching out rapidly growing companies at reasonable prices should benefit shareholders in 1999.

Looking forward, the managers also believe the fundamental outlook for emerging growth stocks remains positive. They continue to think that they are at the beginning of a slowdown in profit growth for many of the large-cap multinational companies that make up the broader market averages. This is a positive for emerging growth stocks that should be able to grow much faster than the overall economy. Moreover, inflation and interest rates are both low, and that should provide a favorable backdrop for the valuation of emerging growth stocks.

FEDERATED HIGH YIELD PORTFOLIO

The Federated High Yield Portfolio ("Portfolio") seeks high current income by investing primarily in a professionally managed, diversified portfolio of bonds. The Portfolio posted a total return of 4.71% for the year ended December 31, 1998. In comparison, the Lehman Brothers High Yield Bond Index returned 1.75% for the year versus 8.69% for the Lehman Aggregate Index, a measure of high quality bond performance. (The Lehman Aggregate Bond Index is an unmanaged index composed of the Lehman Intermediate Government/Corporate Bond Index and the Mortgage-Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities.)

The year ended December 31, 1998 was marked by volatility and generally disappointing returns from a high yield bond perspective. There were several reasons for the volatility and disappointing returns. First, problems in the international arena and, more importantly, its impact on the domestic economy were an area of concern for many high yield bond investors. At the start of the year, Asia was the main concern but this spread to Russia and Latin America as the year progressed. Also, the stock market swoon in mid-summer and hedge fund problems in the latter part of the year highlighted the somewhat fragile state of the world financial system. Also, falling commodity prices, while good for consumers, is a negative for high yield bond companies in the energy, forest products, metals and mining sectors. Finally, the economic consensus in the latter part of 1998 pointed to a slowing of the domestic economy in 1999. These factors caused the yield spread between high yield bonds and U.S. Treasury securities, an indicator of the market's perceived default risk, to increase by approximately 280 basis points during the year. These factors caused high yield bonds to underperform versus high-quality bonds. For example, the Lehman Brothers High Yield Bond Index returned 1.87% substantially underperforming the Lehman Brothers Aggregate Bond Index, a measure of high quality bond performance, which returned 8.70%.

The Federated High Yield Portfolio returned 4.71% for the year outperforming both the Lehman Brothers High Yield Bond Index mentioned above as well as the Lipper high current yield fund average, which returned a negative 0.44% during the year. (Lipper Inc. is a major fund-tracking organization.) Several factors positively impacted the Portfolio's returns during the year. First, the Portfolio's was underweight in "CCC"-rated securities, the lowest quality sector of the market, which was most impacted by the spread widening that occurred. The Portfolio had no direct exposure to emerging markets which negatively impacted several of the funds in the Lipper average. The Portfolio was also underweight in energy and commodity related issuers that underperformed during the year. Overweights in the telecommunications, broadcasting and cable TV sectors aided performance as these sectors outperformed the overall market. Corporate actions such as calls, tenders or acquisition activity involving Viacom, Echostar, Charter Communications, Sygnet, Simmons, Vanguard Cellular and Allied Waste positively impacted performance.

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As the managers look out into 1999, many contradictory factors are present. On the negative side, concerns continue regarding the domestic economy's ability to continue to grow while many of the U.S. trading partners, such as Japan, most of Asia and parts of Latin America, experience economic problems. Falling commodity prices continue to present problems for specific high yield issuers. The uncertainty of Y2K and ".com mania" in the equity markets are also causes for concern.

On the plus side, the consensus economic forecast sees the domestic economy continuing its remarkable growth for another year although at a somewhat slower pace. Inflation remains almost non-existent and interest rates are low. The Fed would appear ready to counteract any signs of recession with further cuts in interest rates. Most importantly, the yield spread between high yield bonds and U.S. Treasury securities remains very wide especially in light of the amazing resilience of the domestic economy. Overall, wide spreads and positive economic growth should make 1999 a good year for high yield securities although security selection will be key as slowing growth and little pricing power, especially in the commodity area, will make for a challenging environment for many high yield issuers. The managers maintain their bias toward high-quality operating companies within the high yield market, to companies in secularly growing industries such as telecommunications and companies in sectors with stable business profiles like food products, cable TV and broadcasting.

FEDERATED STOCK PORTFOLIO

The Federated Stock Portfolio ("Portfolio") seeks to provide growth of income and capital by investing principally in a professionally managed and diversified portfolio of common stock of high-quality companies. These companies generally are leaders in their industries and are characterized by sound management teams and the ability to finance future growth. For the year ended December 31, 1998, the Portfolio had a total return of 17.84% versus the 15.72% and 28.72% total returns for the Lipper, Inc. Growth and Income Funds Average Index and the S&P 500, respectively.

1998 was an extremely difficult year for active value managers. The S&P 500's 28.72% return was dominated by a handful of ultra-large, growth-oriented technology, pharmaceutical and telephone companies. The return for the average stock in the S&P 500, as measured by the equal-weighted S&P 500, was only 12.8%. This nearly 16% disparity between the average stock and the market itself is something the market has not experienced in the last 25 years. Small-capitalization stocks provided negative returns for the year.

Value stocks, due to cyclical concerns and weak commodity prices, returned 14.7% as measured by S&P Value Index and 15.6% by the Russell 1000 Value Index. This is the worst relative performance for value versus growth since the inception of both indexes. In this difficult environment the Portfolio delivered a return of 17.84%. This performance compares favorably to its mutual fund peers: the average Lipper Growth and Income Fund returned 15.61% and the average Morningstar, Inc. large-cap value fund returned 12.0%. The managers are obviously not pleased with their relative performance versus the S&P 500 but given their investment style and market conditions the returns are not unreasonable. It is worth noting that historically, after periods of extremely narrow market leadership dominated by a handful of growth stocks, active value management can often provide superior return potential.

As they enter 1999, the markets are faced with numerous challenges. At a P/E of 30 times, a price-to-book ratio north of eight times and a dividend yield of 1.3%, the S&P 500 is in uncharted valuation territory for this point in any business cycle. Confidence in the demographically led "cult of equities" and the nirvana of low inflation seem to be outweighing fears of a deteriorating profit landscape and continued global political and economic turmoil. Given the "tulip bulb" like behavior of the Internet stocks and the market's ability to shake off some of the earnings disappointments provided by former super-cap global leaders, it appears that speculation has worked its way into the market. In this type of environment, the managers believe that their value disciplines -- identifying leading companies which are temporarily out of favor and appear inexpensive relative to their history relative to the market as well as to their expected growth -- should provide a more reasonable ride as rationality works its way back into the market.

DISCIPLINED MID CAP STOCK PORTFOLIO

The Disciplined Mid Cap Stock Portfolio ("Portfolio") seeks growth of capital by investing primarily in a broadly diversified portfolio of U.S. common stocks. For the year ended December 31, 1998, the Portfolio posted a total return of 16.91%, compared to the 16.30% total return of the Lipper, Inc. mid-cap peer group average.

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The Portfolio is managed to provide diversified exposure to the mid- and small-capitalization sectors of the U.S. equity market. Stock selection is based on a disciplined quantitative screening process that favors companies that are able to grow earnings above consensus expectations and offer attractive relative value. In order to achieve consistent relative performance, the Portfolio is managed to mirror the overall risk, sector weightings and growth/value style characteristics of the Standard & Poor's 400 Stock Index. (The S&P 400 is a value-weighted index comprised of mid- and small-company stocks.)

During the third quarter of 1998, stock selection in the consumer discretionary, financial services and utilities sectors had an adverse impact on the Portfolio's overall relative performance. The prospects of an economic slowdown and even a recession in the near future hurt several retailing stocks such as Family Dollar Stores, General Nutrition and Viking Office Products. Specialty retailers such as Liz Claiborne and Neiman Marcus Group performed especially poorly during the month of August as the Russian crisis unfolded. The utilities sector was the best performing sector in the third quarter and a small underweight position in the sector hurt portfolio performance. In addition, several positions such as Winstar Communications, Nextel Communications and AES Corp fell sharply because of downward revisions in earnings estimates.

In the financial services sector, positions in Bear Stearns and Capital One Financial hurt relative performance. Brokerage firms were hit hard in the third quarter as trading and lending losses mounted and the perception of consumer weakness sent Capital One, a leading player in the credit card and consumer banking business, into a tailspin.

Relative Portfolio performance was enhanced by the manager's stock selection in the producer durables sector. His position in American Power Conversion helped performance as the company confirmed strong revenue growth of 25-30% for 1998. Cordant Technologies also rose sharply at the end of the quarter to boost portfolio performance. The manager also avoided several underperforming stocks such as American Standard, Danaher Corp. and Harsco Corp. which helped performance.

During the fourth quarter of 1998, stock selection in the technology, health care and financial services sectors had an adverse impact on relative Portfolio performance. Stock selection was positive in the utilities and materials and processing sectors. The severe volatility in the technology sector during the first two weeks of October contributed to underperformance as the manager was unable to match the timing of his purchases and sales. While the manager remained neutral to the sector on average, he was unable to execute his purchases in a rising market quickly enough to replace the exposure that he had sold during the period of falling prices. In addition, the manager was hurt by his positions in software companies such as Peoplesoft, BMC Software and Cadence Design that turned in disappointing earnings performance.

The manager was also hurt in the health care sector by his underweight position in a number of better performing stocks such as Forest Laboratories and Sybron International and biotechnology securities such as Genzyme and Chiron. The manager's modest position in Pharmerica, which reported a negative earnings surprise, also hurt performance. The theme of underweighted stocks which performed well in the fourth quarter despite poor earnings fundamentals also held true in the financial services sector. Several less liquid stocks such as Zion Bancorpoartion, Old Kent Financial and Reliastar Financial produced strong gains which the manager missed in the Portfolio.

In the materials and processing sector, the manager was helped by his positions in construction companies such as Southdown and Vulcan Materials which responded well to the prospects of economic stability as a result of the Fed action to lower interest rates. In the utilities sector, the manager has been emphasizing telecommunications and cellular telephone companies such as Aliant Communication and Century Telephone at the expense of the local/regional telephone companies and the electric utilities group. He was rewarded in these positions as investors paid a premium for the higher growth prospects of these companies within a relatively low growth sector.

In the manager's disciplined approach to stock selection, the manager screens his research universe of over 800 mid-cap securities for companies that offer improving earnings fundamentals at discounted stock valuations. In the technology sector, the manager focuses on higher growth industries like computer services and software through his positions in Comverse Technology, Concord EFS, Siebel Systems and Legato Systems which are still trading at reasonable valuations. His emphasis on Watson Pharmaceuticals and Guidant Corp, leaders in the generic drugs and medical devices industries respectively, also seeks growth at a reasonable price.

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In closing, thank you for your investment in The Travelers Series Trust. We look forward to continuing to help you pursue your financial goals.

Sincerely,

/s/ HEATH B. MCLENDON

Heath B. McLendon
Chairman

January 13, 1999

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 PERFORMANCE COMPARISON -- TRAVELERS QUALITY BOND PORTFOLIO AS OF 12/31/98 (UNAUDITED)


    AVERAGE ANNUAL TOTAL RETURN
    --------------------------------------------
    Year Ended 12/31/98                   8.49%
    8/30/96* through 12/31/98             8.25%
              CUMULATIVE TOTAL RETURN
    --------------------------------------------
    8/30/96* through 12/31/98            20.36%
    * Commencement of operations

This chart assumes an initial investment of $10,000 made on August 30, 1996, assuming reinvestment of dividends, through December 31, 1998. The Lehman Government/ Corporate Bond Index is a weighted composite of the Lehman Government Bond Index, which is a broad-based index of all public debt obligations of the U.S. Government and its agencies and has an average maturity of nine years and the Lehman Corporate Bond Index, which is comprised of all public fixed-rate non-convertible investment-grade domestic corporate debt, excluding collateralized mortgage obligations. [Travelers Quality Performance Graph]

                                                              TRAVELERS QUALITY BOND PORTFOLIO     LEHMAN GOVT/CORP. BOND INDEX
                                                              --------------------------------     ----------------------------
8/30/96                                                                   10000.00                           10000.00
12/96                                                                     10356.00                           10489.00
6/97                                                                      10602.00                           10776.00
12/97                                                                     11095.00                           11512.00
6/98                                                                      11439.00                           11992.00
12/31/98                                                                  12036.00                           12603.00

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Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

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 PERFORMANCE COMPARISON -- LAZARD INTERNATIONAL STOCK PORTFOLIO AS OF 12/31/98 (UNAUDITED)


    AVERAGE ANNUAL TOTAL RETURN
    --------------------------------------------
    Year Ended 12/31/98                  12.59%
    8/1/96* through 12/31/98             12.06%
              CUMULATIVE TOTAL RETURN
    --------------------------------------------
    8/1/96* through 12/31/98             31.68%
    * Commencement of operations

This chart assumes an initial investment of $10,000 made on August 1, 1996, assuming reinvestment of dividends, through December 31, 1998. The Morgan Stanley Capital International ("MSCI") EAFE-GDP Weighted Index is a composite portfolio consisting of equity total returns for the countries of Europe, Australia, New Zealand and the Far East, weighted based on each country's gross domestic product. [Lazard Int. Performance Graph]

                                                                 LAZARD INTERNATIONAL STOCK
                                                                         PORTFOLIO                          MSCI EAFE
                                                                 --------------------------                 ---------
8/1/96                                                                    10000.00                           10000.00
12/96                                                                     10780.00                           10533.00
6/97                                                                      11859.00                           11815.00
12/97                                                                     11696.00                           11180.00
6/98                                                                      13507.00                           13649.00
12/31/98                                                                  13168.00                           14149.00

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Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

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 PERFORMANCE COMPARISON -- MFS EMERGING GROWTH PORTFOLIO AS OF 12/31/98 (UNAUDITED)


             AVERAGE ANNUAL TOTAL RETURN
             ---------------------------
    Year Ended 12/31/98                    34.32%
    8/30/96* through 12/31/98              26.28%
               CUMULATIVE TOTAL RETURN
    ---------------------------------------------
    8/30/96* through 12/31/98              72.50%
    * Commencement of operations

This chart assumes an initial investment of $10,000 made on August 30, 1996, assuming reinvestment of dividends, through December 31, 1998. The Standard & Poor's 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. The Russell 2000 Index is a capitalization weighted total return index which is comprised of 2,000 of the smallest capitalized U.S. domiciled companies with less than average growth orientation whose common stock is traded in the United States of the New York Stock Exchange, American Stock Exchange and NASDAQ. [MFS Emerging Growth Portfolio Performance Graph]

                                                   MFS EMERGING GROWTH        STANDARD & POOR'S 500
                                                        PORTFOLIO                     INDEX                RUSSELL 2000 INDEX
                                                   -------------------        ---------------------        ------------------
8/30/96                                                 10000.00                    10000.00                    10000.00
12/96                                                   10600.00                    11441.00                    10931.00
6/97                                                    11726.00                    13798.00                    12046.00
12/97                                                   12843.00                    15258.00                    13376.00
6/98                                                    15593.00                    17961.00                    14035.00
12/31/98                                                17250.00                    19642.00                    13036.00

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Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- FEDERATED HIGH YIELD PORTFOLIO AS OF 12/31/98 (UNAUDITED)


             AVERAGE ANNUAL TOTAL RETURN
             ---------------------------
    Year Ended 12/31/98                     4.71%
    8/30/96* through 12/31/98              11.80%
               CUMULATIVE TOTAL RETURN
    ---------------------------------------------
    8/30/96* through 12/31/98              29.78%
    * Commencement of operations

This chart assumes an initial investment of $10,000 made on August 30, 1996, assuming reinvestment of dividends, through December 31, 1998. The Lehman Aggregate Bond Index, an unmanaged index, is composed of the Lehman Intermediate Government/Corporate Bond Index and the Mortgage Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities. The Lehman High Yield Bond Index is composed of fixed rate noninvestment grade debt with at least one year remaining to maturity that are dollar-denominated, nonconvertible and have an outstanding par value of at least $100 million.
[Federated High Yield Portfolio Performance Graph]

                                                  FEDERATED HIGH YIELD       LEHMAN HIGH YIELD BOND       LEHMAN AGGREGATE BOND
                                                        PORTFOLIO                     INDEX                       INDEX
                                                  --------------------       ----------------------       ---------------------
8/30/96                                                 10000.00                    10000.00                    10000.00
12/96                                                   10761.00                    10599.00                    10480.00
6/97                                                    11484.00                    11216.00                    10804.00
12/97                                                   12394.00                    11952.00                    11491.00
6/98                                                    12997.00                    12489.00                    11943.00
12/31/98                                                12978.00                    12161.00                    12490.00

--------------------------------------------------------------------------------

Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- FEDERATED STOCK PORTFOLIO AS OF 12/31/98 (UNAUDITED)


             AVERAGE ANNUAL TOTAL RETURN
             ---------------------------
    Year Ended 12/31/98                   17.84%
    8/30/96* through 12/31/98             27.68%
               CUMULATIVE TOTAL RETURN
    ---------------------------------------------
    8/30/96* through 12/31/98             77.00%
    * Commencement of operations

This chart assumes an initial investment of $10,000 made on August 30, 1996, assuming reinvestment of dividends, through June 30, 1998. Standard & Poor's 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York
Stock Exchange, American Stock Exchange and over-the-counter market.
[Federated Stock Performance Graph]

                                                                 FEDERATED STOCK PORTFOLIO         STANDARD & POOR'S 500 INDEX
                                                                 -------------------------         ---------------------------
8/30/96                                                                   10000.00                           10000.00
12/96                                                                     11261.00                           11441.00
6/97                                                                      13482.00                           13798.00
12/97                                                                     15023.00                           15258.00
6/98                                                                      17051.00                           17961.00
12/31/98                                                                  17701.00                           19642.00

--------------------------------------------------------------------------------

Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.
--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- DISCIPLINED MID CAP STOCK PORTFOLIO AS OF 12/31/98 (UNAUDITED)


             AVERAGE ANNUAL TOTAL RETURN
             ---------------------------
    Year Ended 12/31/98                   16.91%
    4/1/97* through 12/31/98              29.44%
               CUMULATIVE TOTAL RETURN
    ---------------------------------------------
    4/1/97* through 12/31/98              57.10%
    * Commencement of operations

This chart assumes an initial investment of $10,000 made on April
1, 1997, assuming reinvestment of dividends, through December 31, 1998. The Standard & Poor's 400 Index is an unmanaged index composed of 400 widely held mid cap common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market.
[Disciplined Mid Cap Stock Performance Graph]

                                                                 DISCIPLINED MID CAP STOCK
                                                                         PORTFOLIO                 STANDARD & POOR'S 400 INDEX
                                                                 -------------------------         ---------------------------
4/1/97                                                                    10000.00                           10000.00
6/97                                                                      11360.00                           11474.00
12/97                                                                     13438.00                           13425.00
6/98                                                                      14647.00                           14583.00
12/31/98                                                                  15710.00                           15875.00

--------------------------------------------------------------------------------

Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS                                      DECEMBER 31, 1998

                        TRAVELERS QUALITY BOND PORTFOLIO

   FACE
  AMOUNT      RATING+                              SECURITY                                 VALUE
----------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES & OBLIGATIONS -- 35.5%
$2,000,000    AAA        U.S. Treasury Notes, 6.625% due 4/30/02.....................    $ 2,118,800
 5,100,000    AAA        U.S. Treasury Notes, 5.875% due 9/30/02.....................      5,300,940
 1,300,000    AAA        U.S. Treasury Notes, 5.875% due 11/15/02....................      1,389,401
 4,000,000    AAA        Federal Home Loan Mortgage Corp., 4.750% due 12/14/01.......      3,992,280
----------------------------------------------------------------------------------------------------
                         TOTAL U.S. GOVERNMENT AGENCIES & OBLIGATIONS (Cost --
                           $12,829,947)                                                   12,801,421
----------------------------------------------------------------------------------------------------
CORPORATE BONDS & NOTES -- 48.9%
----------------------------------------------------------------------------------------------------
AEROSPACE/DEFENSE -- 4.1%
 1,500,000    BBB        Raytheon Co., Debenture, 6.000% due 12/15/10 (a)............      1,494,375
----------------------------------------------------------------------------------------------------
CABLE TV -- 2.9%
 1,000,000    BBB-       TCI Communications Inc., Debenture, 6.375% due 5/1/03.......      1,037,500
----------------------------------------------------------------------------------------------------
ELECTRIC -- 3.3%
 1,150,000    NR         Indiana Michigan Power, Medium Term Notes, 6.450% due
                           11/10/08..................................................      1,173,000
----------------------------------------------------------------------------------------------------
GAS TRANSMISSION -- 2.9%
 1,000,000    BBB        Noram Energy Corp., Debenture, 7.500% due 8/1/00............      1,030,000
----------------------------------------------------------------------------------------------------
HEALTHCARE -- 0.7%
   250,000    BBB        Columbia HCA Healthcare, Medium Term Notes, 8.700% due
                           2/10/10...................................................        264,062
----------------------------------------------------------------------------------------------------
INDUSTRIALS -- 3.1%
 1,000,000    BBB        Time Warner Inc., Debenture, 7.250% due 9/1/08..............      1,102,500
----------------------------------------------------------------------------------------------------
FINANCE -- 4.2%
 1,500,000    A-         Finova Capital Corp., Debenture, 6.250% due 11/1/02.........      1,501,875
----------------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 9.3%
   800,000    BBB        CarrAmerica Realty Corp., Company Guaranteed, 6.625% due
                           10/1/00...................................................        797,000
 1,500,000    BBB        Marlin Water Trust, Sr. Notes, 7.090% due 12/15/01 (a)......      1,500,000
   250,000    BBB        Nationwide Health Properties, Inc., Medium Term Notes,
                           6.900% due 10/1/37........................................        267,188
   800,000    BBB+       Popular Inc., Medium Term Notes, 6.375% due 9/15/03.........        805,000
----------------------------------------------------------------------------------------------------
                                                                                           3,369,188
----------------------------------------------------------------------------------------------------
OIL/PETROLEUM -- 2.8%
 1,000,000    AA-        Halliburton Co., Medium Term Notes, 5.625% due 12/1/08......      1,016,250
----------------------------------------------------------------------------------------------------
RAILROADS -- 3.2%
 1,100,000    BBB+       Norfolk Southern, Debenture, 6.875% due 5/1/01..............      1,135,750
----------------------------------------------------------------------------------------------------
TOBACCO -- 1.4%
   500,000    BBB        Nabisco Inc., Debenture, 6.700% due 6/15/02.................        507,500
----------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 3.0%
 1,045,000    BBB+       MCI Worldcom Inc., Sr. Notes, 6.400% due 8/15/05............      1,083,560
----------------------------------------------------------------------------------------------------
YANKEE -- 8.0%
 1,000,000    BBB        Ontario Province, Sr. Unsubordinated Debenture, 5.500% due
                           10/1/08...................................................      1,003,750
 1,400,000    BBB        Petro Geo-Services, Debenture, 6.250% due 11/19/03 (a)......      1,386,000
   500,000    AA-        Telecom Corp. of New Zealand, Sub. Debenture, 6.250% due
                           2/10/03 (a)...............................................        508,790
----------------------------------------------------------------------------------------------------
                                                                                           2,898,540
----------------------------------------------------------------------------------------------------
                         TOTAL CORPORATE BONDS & NOTES (Cost -- $17,462,193)              17,614,100
----------------------------------------------------------------------------------------------------
                         SUB-TOTAL INVESTMENTS (Cost -- $30,292,140)                      30,415,521
----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       13

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1998

                        TRAVELERS QUALITY BOND PORTFOLIO


REPURCHASE AGREEMENTS -- 15.6%
$4,000,000               Chase Securities, Inc., 4.500% due 1/4/99; Proceeds at
                           maturity -- $4,002,000;
                         (Fully collateralized by U.S. Treasury Notes, 7.500% due
                         11/15/16;
                         Market value -- $4,085,331).................................    $ 4,000,000
 1,601,000               Morgan Stanley Dean Witter & Co., Inc., 4.620% due 1/4/99;
                         Proceeds at maturity -- $1,601,822; (Fully collateralized by
                         U.S. Treasury Notes, 11.875% due 11/15/03; Market
                         Value -- $1,633,328)........................................      1,601,000
----------------------------------------------------------------------------------------------------
                         TOTAL REPURCHASE AGREEMENTS (Cost -- $5,601,000)                  5,601,000
----------------------------------------------------------------------------------------------------
                         TOTAL INVESTMENTS -- 100% (Cost -- $35,893,140**)               $36,016,521
----------------------------------------------------------------------------------------------------

 + All ratings are by Standard & Poor's Rating Service, except those identified by an asterisk (*) which are rated by Moody's Investors Service, Inc.
(a) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
** Aggregate cost for Federal income tax purposes is substantially the same.

   See page 44 for definition of ratings.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       14

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1998

                      LAZARD INTERNATIONAL STOCK PORTFOLIO

  SHARES                                SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
STOCK -- 94.3%
-----------------------------------------------------------------------------------------
AUSTRALIA -- 2.4%
   100,106    Broken Hill Proprietary Co. Ltd. ...........................    $   738,026
    81,300    Westpac Banking Corp. Ltd. .................................        544,573
-----------------------------------------------------------------------------------------
                                                                                1,282,599
-----------------------------------------------------------------------------------------
DENMARK -- 1.2%
     7,480    Unidanmark A/S, Class A Shares..............................        675,780
-----------------------------------------------------------------------------------------
FINLAND -- 1.0%
    37,600    MeritaNordbanken Oyj........................................        239,112
         1    The Rauma Group Oyj.........................................             15
    10,900    UPM-Kymmene Oyj.............................................        305,684
-----------------------------------------------------------------------------------------
                                                                                  544,811
-----------------------------------------------------------------------------------------
FRANCE -- 14.3%
     5,960    Alcatel.....................................................        729,770
     6,830    Axa-Uap.....................................................        990,351
    11,400    Banque Nationale de Paris...................................        939,150
     5,280    Compagnie de Saint Gobain...................................        745,752
     7,700    Compagnie Generale des Establissements Michelin, Class B            308,072
              Shares......................................................
     6,980    Elf Aquitaine SA............................................        807,182
    21,450    Rhone-Poulenc SA............................................      1,104,332
     3,730    Suez Lyonnaise des Eaux.....................................        766,539
     5,400    Vivendi.....................................................      1,401,668
-----------------------------------------------------------------------------------------
                                                                                7,792,816
-----------------------------------------------------------------------------------------
GERMANY -- 9.6%
     1,961    Allianz AG..................................................        729,959
     7,828    DaimlerChrysler AG..........................................        777,818
    21,700    Hoechst AG..................................................        897,653
    15,634    Metro AG....................................................      1,229,619
    11,800    Siemens AG..................................................        775,757
     1,725    Thyssen AG..................................................        326,234
       859    Viag AG.....................................................        507,994
-----------------------------------------------------------------------------------------
                                                                                5,245,034
-----------------------------------------------------------------------------------------
HONG KONG -- 1.0%
    21,073    HSBC Holdings PLC...........................................        524,969
-----------------------------------------------------------------------------------------
ITALY -- 5.5%
   121,200    ENI S.p.A. .................................................        797,346
    62,200    Istituto Bancario San Paolo imi S.p.A. .....................      1,102,137
   179,100    Telecom Italia S.p.A. di Risp NC (a)........................      1,125,578
-----------------------------------------------------------------------------------------
                                                                                3,025,061
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       15

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1998

                      LAZARD INTERNATIONAL STOCK PORTFOLIO


JAPAN -- 14.8%
    43,000    Asahi Breweries Ltd. .......................................    $   634,708
       850    Japan Tobacco, Inc. ........................................        851,507
    43,000    Matsushita Electric Industrial Co. Ltd. ....................        762,030
     6,900    Nintendo Co. Ltd. ..........................................        669,814
       630    Nippon Telegraph & Telephone Corp. .........................        487,021
   106,000    Nissan Motor Co. Ltd. ......................................        325,142
       210    NTT Mobile Communication Network, Inc. .....................        865,692
    17,000    Omron Corp. ................................................        233,298
    11,100    Orix Corp. .................................................        830,532
    10,900    Promise Co., Ltd. ..........................................        568,191
    78,000    Ricoh Co., Ltd. ............................................        720,532
     9,500    Sony Corp. .................................................        693,129
   155,000    Sumitomo Trust & Banking Co. (b)............................        412,234
-----------------------------------------------------------------------------------------
                                                                                8,053,830
-----------------------------------------------------------------------------------------
MALAYSIA -- 0.2%
    60,000    Genting Berhad..............................................        118,313
-----------------------------------------------------------------------------------------
NETHERLANDS -- 3.7%
    15,600    Heineken N.V. ..............................................        939,308
     5,900    ING Groep N.V. .............................................        359,967
    11,100    Koninklijke Philips Electronics N.V. .......................        745,244
-----------------------------------------------------------------------------------------
                                                                                2,044,519
-----------------------------------------------------------------------------------------
SINGAPORE -- 0.9%
    80,000    United Overseas Bank Ltd. ..................................        513,939
-----------------------------------------------------------------------------------------
SPAIN -- 5.6%
    41,200    Argentaria, Caja Postal y Banco Hipotecario de Espana, S.A.       1,068,558
              (b).........................................................
    28,600    Endesa S.A. ................................................        758,923
    27,218    Telefonica S.A. ............................................      1,212,074
    27,218    Telefonica Rights (c).......................................         24,203
-----------------------------------------------------------------------------------------
                                                                                3,063,758
-----------------------------------------------------------------------------------------
SWEDEN -- 6.6%
    53,800    ABB AB, Series A Shares.....................................        574,120
    43,934    Astra AB, Class B Shares....................................        894,312
    41,700    Electrolux AB, Class B Shares...............................        717,653
    49,500    Nordbanken Holding AB.......................................        317,550
    16,300    Svenska Handelsbanken, Class A Shares.......................        687,730
    18,300    Volvo AB, Series B Shares...................................        419,922
-----------------------------------------------------------------------------------------
                                                                                3,611,287
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       16

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1998

                      LAZARD INTERNATIONAL STOCK PORTFOLIO


SWITZERLAND -- 5.7%
       260    Nestle SA...................................................    $   565,999
        59    Roche Holding AG............................................        719,942
       250    SGS Societe Generale de Surveillance Holding SA, Class B            244,813
              Shares......................................................
       386    Swatch Group AG.............................................        238,879
     1,840    Zurich Allied AG............................................      1,362,417
-----------------------------------------------------------------------------------------
                                                                                3,132,050
-----------------------------------------------------------------------------------------
UNITED KINGDOM -- 21.8%
    42,000    Allied Zurich AG............................................        628,571
   166,800    British Aerospace PLC.......................................      1,416,758
    84,700    British American Tobacco PLC................................        751,834
    56,100    British Petroleum Co. PLC...................................        837,258
    24,898    Cadbury Schweppes PLC.......................................        424,198
    74,874    Diageo PLC..................................................        841,512
    45,700    EMI Group PLC...............................................        322,013
    47,900    Granada Group PLC...........................................        849,963
    53,500    Great Universal Stores PLC..................................        560,342
    80,800    Imperial Chemical Industries PLC............................        697,722
    91,700    Mirror Group PLC............................................        228,094
    52,900    National Westminster Bank PLC...............................      1,019,220
    71,500    Prudential Corp. PLC........................................      1,080,773
    96,500    Royal & Sun Alliance Insurance Group PLC....................        781,113
   181,700    Siebe PLC...................................................        713,462
    65,800    Unilever PLC................................................        739,529
-----------------------------------------------------------------------------------------
                                                                               11,892,362
-----------------------------------------------------------------------------------------
                                                                               51,521,128
              TOTAL STOCK (Cost -- $47,746,455)...........................
-----------------------------------------------------------------------------------------
   FACE
  AMOUNT                                SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 5.7%
$3,100,000    CIBC Wood Gundy Securities Inc., 4.620% due 1/4/99; Proceeds
              at maturity -- $3,101,591; (Fully collateralized by U.S.
              Treasury Notes, 5.875% due 8/31/99;
                                                                                3,100,000
              Market value -- $3,162,737)(Cost -- $3,100,000).............
-----------------------------------------------------------------------------------------
                                                                              $54,621,128
              TOTAL INVESTMENTS -- 100% (Cost  -- $50,846,455**)..........
-----------------------------------------------------------------------------------------

(a) Risp NC -- Risparmio Non-Convertible (non-convertible saving shares).
(b) All or a portion of this security is on loan.
(c) Non-income producing security.
** Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       17

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1998

                         MFS EMERGING GROWTH PORTFOLIO

  SHARES                               SECURITY                               VALUE
---------------------------------------------------------------------------------------
STOCK -- 97.9%
---------------------------------------------------------------------------------------
ADVERTISING -- 0.0%
       200   Lamar Advertising Co. (a)...................................  $      7,450
       200   Mail-Well, Inc. (a).........................................         2,287
       400   Outdoor Systems, Inc. (a)...................................        12,000
---------------------------------------------------------------------------------------
                                                                                 21,737
---------------------------------------------------------------------------------------
AEROSPACE -- 0.4%
     6,300   Gulfstream Aerospace Corp. (a)..............................       335,475
    12,000   Newport News Shipbuilding Inc. .............................       401,250
---------------------------------------------------------------------------------------
                                                                                736,725
---------------------------------------------------------------------------------------
AIRLINES -- 0.0%
       200   Atlas Air, Inc. (a).........................................         9,788
---------------------------------------------------------------------------------------
AUTOMOTIVE -- 0.0%
       200   Dura Automotive Systems, Inc. (a)...........................         6,825
---------------------------------------------------------------------------------------
BANKS & CREDIT COS. -- 0.2%
     2,700   Capital One Financial Corp. ................................       310,500
       700   U.S. Trust Corp. ...........................................        53,200
---------------------------------------------------------------------------------------
                                                                                363,700
---------------------------------------------------------------------------------------
BIOTECHNOLOGY -- 1.7%
    24,500   Guidant Corp. (a)...........................................     2,701,125
       100   Icon PLC ADR (a)............................................         3,350
     8,300   IDEXX Laboratories, Inc. (a)................................       223,321
---------------------------------------------------------------------------------------
                                                                              2,927,796
---------------------------------------------------------------------------------------
BUSINESS MACHINES -- 1.2%
    10,900   Compaq Computer Corp. ......................................       457,118
       200   Insight Enterprises, Inc. (a)...............................        10,175
    18,650   Sun Microsystems, Inc. (a)..................................     1,596,906
---------------------------------------------------------------------------------------
                                                                              2,064,199
---------------------------------------------------------------------------------------
BUSINESS SERVICES -- 8.7%
     5,000   Affiliated Computer Services, Inc., Class A Shares (a)......       225,000
     2,600   Amgen Inc. (a)..............................................       271,862
     9,600   The BISYS Group, Inc. (a)...................................       495,600
       500   Building One Services Corp. (a).............................        10,437
     8,800   Cambridge Technology Partners, Inc. (a).....................       194,700
     9,100   CBT Group PLC ADR (a).......................................       135,362
     5,300   Ceridian Corp. (a)..........................................       370,006
     3,300   Computer Sciences Corp. (a).................................       212,643
   113,900   Compuware Corp. (a).........................................     8,898,437
       140   CSG Systems International, Inc. (a).........................        11,060
     5,700   DST Systems, Inc. (a).......................................       325,256
      8500   FDX Corp. (a)...............................................       756,500
     1,600   First Data Corp. ...........................................        50,700
       300   Fiserv, Inc. (a)............................................        15,431

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       18

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1998

                         MFS EMERGING GROWTH PORTFOLIO

     9,000   Galileo International, Inc. .                                 $    391,500
       400   Interim Services Inc. (a)...................................         9,350
    21,850   Learning Tree International, Inc. (a).......................       198,015
       800   Loewen Group, Inc. .........................................         6,750
       400   Metamor Worldwide, Inc. (a).................................        10,000
    47,000   Modis Professional Services, Inc. (a).......................       681,500
       200   National Data Corp. ........................................         9,737
    22,700   Policy Management Systems Corp. (a).........................     1,146,350
       300   Professional Detailing, Inc. (a)............................         8,475
     3,200   Renaissance Worldwide, Inc. (a).............................        19,600
     5,050   SunGard Data Systems, Inc. (a)..............................       200,421
     9,300   Technology Solutions Co. (a)................................        99,684
       400   Verio, Inc. (a).............................................         8,950
---------------------------------------------------------------------------------------
                                                                             14,763,326
---------------------------------------------------------------------------------------
CELLULAR PHONES -- 1.4%
    32,100   Century Telephone Enterprises...............................     2,166,750
     3,500   Iridium World Communications Ltd., Class A Shares (a).......       138,468
---------------------------------------------------------------------------------------
                                                                              2,305,218
---------------------------------------------------------------------------------------
COMMUNICATIONS SERVICES -- 10.5%
    15,000   ALLTEL Corp. ...............................................       897,187
    49,100   Global Telesystems Group, Inc. (a)..........................     2,737,325
       800   Hyperion Telecommunications, Inc., Class A Shares (a).......        12,100
   130,831   MCI WorldCom, Inc. (a)......................................     9,387,124
       400   Metromedia Fiber Network, Inc., Class A Shares (a)..........        13,400
    46,100   Qwest Communications International Inc. (a).................     2,305,000
    26,100   Sprint Corp. (FON Group)....................................     2,195,662
    14,500   Tel-Save.com, Inc. (a)......................................       242,875
---------------------------------------------------------------------------------------
                                                                             17,790,673
---------------------------------------------------------------------------------------
COMPUTER SOFTWARE -- 0.3%
       200   Advantage Learning Systems, Inc. (a)........................        13,150
     5,435   ARM Holdings PLC ADR (a)....................................       327,458
     6,700   Mobius Management Systems, Inc. (a).........................        99,662
---------------------------------------------------------------------------------------
                                                                                440,270
---------------------------------------------------------------------------------------
COMPUTER SOFTWARE - PERSONAL COMPUTER -- 5.8%
       325   Autodesk, Inc. .............................................        13,873
       300   Boole & Babbage, Inc. (a)...................................         8,831
       700   DSP Communications, Inc. (a)................................        10,718
       160   Intuit, Inc. (a)............................................        11,600
     3,300   Macromedia, Inc. (a)........................................       111,169
    61,000   Microsoft Corp. (a).........................................     8,459,938
    19,050   Network Associates, Inc. (a)................................     1,262,063
---------------------------------------------------------------------------------------
                                                                              9,878,192
---------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       19

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1998

                         MFS EMERGING GROWTH PORTFOLIO


COMPUTER SOFTWARE - SYSTEMS -- 15.9%
      8300   Alcatel SA..................................................  $    202,831
       200   Aspen Technology, Inc. (a)..................................         2,900
   114,900   BMC Software, Inc. (a)......................................     5,120,231
    98,510   Cadence Design System, Inc. (a).............................     2,930,673
       450   Clarify, Inc. (a)...........................................        10,997
   138,202   Computer Associates International, Inc. ....................     5,890,860
    40,600   EMC Corp. of Massachusetts (a)..............................     3,451,000
       200   Ingram Micro, Inc., Class A Shares (a)......................         6,975
       300   Learning Co. Inc. (a).......................................         7,781
       200   New Era of Networks, Inc. (a)...............................         8,800
   209,500   Oracle Corp. (a)............................................     9,034,688
       400   Rational Software Corp. (a).................................        10,600
       300   Siebel Systems, Inc. (a)....................................        10,181
     7,800   Synopsys, Inc. (a)..........................................       423,150
---------------------------------------------------------------------------------------
                                                                             27,111,667
---------------------------------------------------------------------------------------
CONSUMER GOODS & SERVICES -- 9.3%
       200   Abercrombie & Fitch Co., Class A Shares (a).................        14,150
     8,400   Carson, Inc. (a)............................................        33,600
   263,734   Cendant Corp. (a)...........................................     5,027,429
       400   Dial Corp. .................................................        11,550
       270   First Brands Corp. .........................................        10,648
       400   Sotheby's Holdings, Inc., Class A Shares....................        12,800
    12,400   Sportsline USA, Inc. (a)....................................       192,975
   139,581   Tyco International Ltd. ....................................    10,529,642
---------------------------------------------------------------------------------------
                                                                             15,832,794
---------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT -- 0.1%
       700   Cable Design Technologies Corp. (a).........................        12,950
     4,000   Elsag Bailey Process Automation N.V. (a)....................       156,500
       140   Jabil Circuit, Inc. (a).....................................        10,448
       200   Micrel, Inc. (a)............................................        11,000
       700   Rayovac Corp. (a)...........................................        18,681
---------------------------------------------------------------------------------------
                                                                                209,579
---------------------------------------------------------------------------------------
ELECTRONICS -- 4.6%
    25,700   Altera Corp. (a)............................................     1,564,488
    25,100   Analog Devices, Inc. (a)....................................       787,513
       300   Applied Micro Circuits Corp. (a)............................        10,191
       400   Burr-Brown Corp. (a)........................................         9,375
       500   DII Group, Inc. (a).........................................        11,656
       120   Flextronics International Ltd. (a)..........................        10,275
       800   Galileo Technology Ltd. (a).................................        21,600
    26,300   Intel Corp. ................................................     3,118,194
    14,800   Lattice Semiconductor Corp. (a).............................       679,413
       300   Level One Communications, Inc. (a)..........................        10,650
     4,800   Linear Technology Corp. ....................................       429,900
       210   Maxim Integrated Products, Inc. (a).........................         9,174

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       20

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1998

                         MFS EMERGING GROWTH PORTFOLIO

       300   Microchip Technology Inc. (a).                                $     11,100
       470   Phototronics, Inc. (a)......................................        11,265
       200   PMC - Sierra, Inc. (a)......................................        12,625
       200   SCI Systems, Inc. (a).......................................        11,550
       180   Sanmina Corp. (a)...........................................        11,250
       300   SIPEX Corp. (a).............................................        10,538
       400   Teradyne, Inc. (a)..........................................        16,950
     1,000   Waters Corp. (a)............................................        87,250
    15,200   Xilinx, Inc. (a)............................................       989,900
---------------------------------------------------------------------------------------
                                                                              7,824,857
---------------------------------------------------------------------------------------
ENTERTAINMENT -- 5.5%
     9,600   CBS Corp. (a)...............................................       314,400
    27,300   Clear Channel Communications, Inc. (a)......................     1,487,850
    21,700   Comcast Corp., Class A Shares...............................     1,273,519
    11,700   Cox Radio, Inc., Class A Shares (a).........................       494,325
     4,000   Gemstar International Group Ltd. (a)........................       229,000
       300   Hearst-Argyle TV, Inc. (a)..................................         9,900
    13,400   Jacor Communications, Inc. (a)..............................       862,625
    15,400   MediaOne Group, Inc. (a)....................................       723,800
       400   Premier Parks, Inc. (a).....................................        12,100
       320   TCA Cable TV, Inc. .........................................        11,420
    63,800   Time Warner, Inc. ..........................................     3,959,588
       400   Univision Communications, Inc., Class A Shares (a)..........        14,475
---------------------------------------------------------------------------------------
                                                                              9,393,002
---------------------------------------------------------------------------------------
FINANCIAL INSTITUTIONS -- 1.2%
       320   Affiliated Managers Group, Inc. (a).........................         9,560
    11,000   Associates First Capital Corp. .............................       466,125
    11,300   The Bear Stearns Cos., Inc..................................       422,338
       300   C.I.T. Group, Inc., Class A Shares..........................         9,544
    14,074   Franklin Resources, Inc. ...................................       450,368
    10,400   Morgan Stanley Dean Witter & Co. ...........................       738,400
       200   Paine Webber Group Inc. ....................................         7,725
       400   Waddell & Reed Financial, Inc., Class A Shares..............         9,475
---------------------------------------------------------------------------------------
                                                                              2,113,535
---------------------------------------------------------------------------------------
FOOD & BEVERAGE PRODUCTS -- 0.1%
     1,500   Adolph Coors Co., Class B Shares............................        84,656
       300   Keebler Foods Co. (a).......................................        11,287
       300   Smithfield Foods, Inc. (a)..................................        10,163
---------------------------------------------------------------------------------------
                                                                                106,106
---------------------------------------------------------------------------------------
INSURANCE -- 0.0%
       400   Ace, Ltd. ..................................................        13,775
---------------------------------------------------------------------------------------
MACHINERY -- 0.0%
     4,650   SI Handling Systems, Inc. ..................................        65,100
---------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       21

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1998

                         MFS EMERGING GROWTH PORTFOLIO


MEDICAL & HEALTH PRODUCTS -- 3.7%
       200   Agouron Pharmaceuticals, Inc. (a)...........................  $     11,750
    22,300   Allegiance Corp. ...........................................     1,039,738
     9,500   Allergan, Inc. .............................................       615,125
       200   Arterial Vascular Engineering, Inc. (a).....................        10,500
       300   Bausch & Lomb, Inc. ........................................        18,000
       400   Boston Scientific Corp. (a).................................        10,725
       210   Chattem, Inc. (a)...........................................        10,054
     7,000   Elan Corp. PLC ADR (a)......................................       486,938
       600   Haemonetics Corp. (a).......................................        13,650
     5,100   IDEC Pharmaceuticals Corp. (a)..............................       239,700
       100   Immunex Corp. (a)...........................................        12,581
       900   King Pharmaceuticals, Inc. (a)..............................        23,513
    16,100   McKesson Corp. .............................................     1,272,906
    26,200   Sepracor, Inc. (a)..........................................     2,294,138
     3,500   Watson Pharmaceuticals, Inc. (a)............................       220,063
---------------------------------------------------------------------------------------
                                                                              6,279,381
---------------------------------------------------------------------------------------
MEDICAL & HEALTH SERVICES -- 3.9%
       300   Alpharma Inc., Class A Shares...............................        10,594
       100   AmeriSource Health Corp., Class A Shares (a)................         6,500
     4,800   Bergen Brunswig Corp., Class A Shares.......................       167,400
     2,700   Biogen, Inc. (a)............................................       224,100
       400   Biomet, Inc.................................................        16,100
    11,450   Cardinal Health, Inc. ......................................       868,769
       100   Cyberonics, Inc. (a)........................................         1,350
       200   Express Scripts, Inc., Class A Shares (a)...................        13,425
       500   Gentex Corp. (a)............................................        10,000
       230   Genzyme Corp. (General Division) (a)........................        11,443
       675   Health Management Associates, Inc. (a)......................        14,597
     1,200   HEALTHSOUTH Corp. (a).......................................        18,525
       200   Henry Schein, Inc. (a)......................................         8,950
    31,200   Medtronic, Inc. ............................................     2,316,600
     1,000   Mid Atlantic Medical Services, Inc. (a).....................         9,813
       500   Orthodontic Centers of America, Inc. (a)....................         9,719
       200   PacifiCare Health Systems, Inc., Class B Shares (a).........        15,900
       300   Province Healthcare Co. (a).................................        10,763
    19,100   PSS World Medical, Inc. (a).................................       439,300
       400   STERIS Corp. (a)............................................        11,375
       345   Total Renal Care Holdings, Inc. (a).........................        10,199
    54,800   United HealthCare Corp. ....................................     2,359,825
       100   Wellpoint Health Networks, Inc. (a).........................         8,700
---------------------------------------------------------------------------------------
                                                                              6,563,947
---------------------------------------------------------------------------------------
OIL SERVICES -- 0.0%
     1,600   Global Industries, Ltd. (a).................................         9,800
---------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       22

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1998

                         MFS EMERGING GROWTH PORTFOLIO


PRINTING & PUBLISHING -- 0.2%
       300   Electronics for Imaging, Inc. (a)...........................  $     12,056
     2,700   Lexmark International Group, Inc. (a).......................       271,350
---------------------------------------------------------------------------------------
                                                                                283,406
---------------------------------------------------------------------------------------
RAILROAD -- 0.2%
     6,400   Kansas City Southern Industries, Inc. ......................       314,800
---------------------------------------------------------------------------------------
RESTAURANTS & LODGING -- 0.1%
       500   Applebee's International, Inc. .............................        10,312
       400   Brinker International, Inc. (a).............................        11,550
     1,100   Buffets, Inc. (a)...........................................        13,131
       300   CEC Entertainment, Inc. (a).................................         8,325
       220   CKE Restaurants, Inc. ......................................         6,476
       200   IHOP Corp. (a)..............................................         7,988
       300   Outback Steakhouse, Inc. (a)................................        11,963
       200   Papa John's International, Inc. (a).........................         8,825
     2,357   Promus Hotel Corp. (a)......................................        76,308
---------------------------------------------------------------------------------------
                                                                                154,878
---------------------------------------------------------------------------------------
SPECIAL PRODUCTS & SERVICES -- 0.0%
       200   VeriSign, Inc. (a)..........................................        11,825
---------------------------------------------------------------------------------------
STORES -- 9.1%
       300   AnnTaylor Stores Corp. (a)..................................        11,831
       500   Boise Cascade Office Products Corp. (a).....................         6,750
       300   Borders Group, Inc. (a).....................................         7,481
     4,900   CompUSA Inc. (a)............................................        64,006
       250   Consolidated Stores Corp. (a)...............................         5,047
    21,500   Corporate Express, Inc. (a).................................       111,531
       300   CSK Auto Corp. (a)..........................................         8,006
    52,300   CVS Corp. ..................................................     2,876,500
       200   Duane Reade, Inc. (a).......................................         7,700
       600   General Nutrition Cos., Inc. (a)............................         9,750
       500   Global DirectMail Corp (a)..................................        11,688
     6,100   Gymboree Corp. (a)..........................................        38,888
    17,400   Home Depot, Inc. ...........................................     1,064,663
       300   Linens 'n Things, Inc. (a)..................................        11,888
    35,400   Micro Warehouse, Inc. (a)...................................     1,196,963
   102,700   Office Depot, Inc. (a)......................................     3,793,481
     3,400   Republic Industries, Inc. (a)...............................        50,150
    58,100   Rite Aid Corp. .............................................     2,879,581
    68,800   Staples, Inc. (a)...........................................     3,005,700
     8,800   TJX Cos., Inc. .............................................       255,200
---------------------------------------------------------------------------------------
                                                                             15,416,804
---------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       23

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1998

                         MFS EMERGING GROWTH PORTFOLIO


SUPERMARKETS -- 3.2%
    52,670   Fred Meyer, Inc. (a)........................................  $  3,173,368
     11400   Kroger Co. (a)..............................................       689,700
    24,600   Safeway Inc. (a)............................................     1,499,063
---------------------------------------------------------------------------------------
                                                                              5,362,131
---------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 10.5%
       700   Amdocs Ltd. (a).............................................        11,988
    25,400   Ascend Communications, Inc. (a).............................     1,670,050
       500   Aspect Telecommunications Corp. (a).........................         8,625
   116,027   Cisco Systems, Inc. (a).....................................    10,768,756
       300   Echostar Communications Corp., Class A Shares (a)...........        14,513
     7,900   Equant NV (a)...............................................       535,719
       200   Gilat Satellite Networks Ltd. (a)...........................        11,025
       700   Global Crossing Ltd. (a)....................................        31,588
     1,600   L-3 Communications Holdings, Inc. (a).......................        74,500
     3,600   Liberty Media Group, Class A Shares (a).....................       165,825
    21,800   Lucent Technologies Inc.....................................     2,398,000
       400   MIPS Technologies, Inc. (a).................................        12,800
     8,000   Nokia Corp. ADR, Class A Shares.............................       963,500
     4,800   Tellabs, Inc. (a)...........................................       329,100
    20,300   3Com Corp. (a)..............................................       909,694
       600   USA Networks, Inc. (a)......................................        19,875
---------------------------------------------------------------------------------------
                                                                             17,925,558
---------------------------------------------------------------------------------------
WIRELESS EQUIPMENT -- 0.1%
     4,100   American Tower Corp. (a) ...................................       121,206
---------------------------------------------------------------------------------------
             TOTAL STOCK (Cost -- $123,153,394)..........................   166,422,600
---------------------------------------------------------------------------------------
FOREIGN STOCK -- 0.3%
---------------------------------------------------------------------------------------
GREAT BRITAIN -- 0.3%
    42,600   SEMA Group PLC..............................................       418,537
   121,300   Taylor Nelson Sofres PLC....................................       153,383
---------------------------------------------------------------------------------------
             TOTAL FOREIGN STOCK (Cost -- $714,514)......................       571,920
---------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT -- 1.8%
$3,000,000   Federal Home Loan Mortgage Discount Note, 4.700% due 1/4/99
             (Cost -- $2,998,825)........................................     2,998,825
---------------------------------------------------------------------------------------
             TOTAL INVESTMENTS -- 100% (Cost -- $126,866,733*)...........  $169,993,345
---------------------------------------------------------------------------------------

(a) Non-income producing security.
 * Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       24

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1998

                         FEDERATED HIGH YIELD PORTFOLIO

  FACE
 AMOUNT    RATING+                              SECURITY                                 VALUE
-------------------------------------------------------------------------------------------------
CORPORATE BONDS & NOTES -- 88.6%
-------------------------------------------------------------------------------------------------
ADVERTISING -- 1.3%
$125,000   B          Lamar Advertising Co., Company Guaranteed Notes, 8.625% due
                      9/15/07.....................................................    $   129,531
 350,000   B          Outdoor Systems Inc., Sr. Sub. Notes, 8.875% due 6/15/07....        373,187
-------------------------------------------------------------------------------------------------
                                                                                          502,718
-------------------------------------------------------------------------------------------------
AGRICULTURE -- 0.2%
  75,000   B          Purina Mills Inc., Sr. Sub. Notes, 9.000% due 3/15/10.......         77,250
-------------------------------------------------------------------------------------------------
AUTOMOTIVE -- 1.3%
 200,000   B-         Accuride Corp., Sr. Sub. Notes, 9.250% due 2/1/08...........        204,000
 150,000   B-         HDA Parts System Inc., Sr. Sub. Notes, 12.000% due
                      8/1/05(a)...................................................        135,750
 100,000   BB+        Lear Corp., Sub. Notes, 9.500% due 7/15/06..................        108,500
  75,000   B          OshKosh Truck Corp., Company Guaranteed Notes, 8.750% due
                      3/1/08......................................................         74,250
-------------------------------------------------------------------------------------------------
                                                                                          522,500
-------------------------------------------------------------------------------------------------
BEVERAGE -- 0.3%
 125,000   BB+        Dimon Inc., Sr. Notes, 8.875% due 6/1/06....................        122,188
-------------------------------------------------------------------------------------------------
BROADCASTING, RADIO, CABLE & TV -- 6.0%
 125,000   B-         ACME Television LLC Financial Corp., Sr. Discount Notes,
                        10.875% due 9/30/04.......................................        100,000
 225,000   BB         Big City Radio Inc., Sr. Notes, step bond to yield 11.250%
                      due 3/15/05.................................................        147,375
 100,000   B-         Capstar Broadcasting Partners, Sr. Sub. Notes, 9.250% due
                      7/1/07......................................................        104,250
 105,200   Ba2*       CBS Radio Inc., Sub. Debentures, 11.375% due 1/15/09........        123,873
                      Chancellor Media Corp:
  50,000   B          Company Guaranty, 10.500% due 1/15/07.......................         54,688
 100,000   B          Sr. Sub. Notes, 9.375% due 10/1/04..........................        104,875
 550,000   B          Sr. Sub. Notes, 8.125% due 12/15/07.........................        547,250
 200,000   CCC+       Cumulus Media Inc., Company Guaranteed Notes, 10.375% due
                      7/1/08......................................................        212,750
                      Fox/Liberty Networks LLC Inc.:
 500,000   B1*        Sr. Discount Notes, 9.375% due 8/15/07......................        337,500
 100,000   B          Sr. Notes, 8.875% due 8/15/07...............................        102,250
                      Sinclair Broadcast Group:
  50,000   B2*        Sr. Notes, 9.000% due 7/15/07...............................         50,687
 100,000   B          Sr. Sub. Notes, 10.000% due 9/30/05.........................        105,500
 425,000   B          Sr. Sub. Notes, 8.750% due 12/15/07.........................        429,250
-------------------------------------------------------------------------------------------------
                                                                                        2,420,248
-------------------------------------------------------------------------------------------------
BUILDING/CONSTRUCTION -- 0.5%
 100,000   B          American Builders & Contractors, Sr. Sub. Notes, 10.625% due
                      5/15/07.....................................................         94,500
 100,000   BB         Building Materials Corp., Sr. Notes, 8.000% due 10/15/07....         96,000
-------------------------------------------------------------------------------------------------
                                                                                          190,500
-------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       25

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1998

                         FEDERATED HIGH YIELD PORTFOLIO


BUSINESS EQUIPMENT & SERVICES -- 1.6%
                      Fisher Scientific International Inc.:
$ 50,000   B-         Sr. Sub. Notes, 9.000% due 2/1/08(a)........................    $    50,000
 275,000   B-         Sr. Sub. Notes, 9.000% due 2/1/08...........................        275,000
                      United Stationers Supply, Sr. Sub. Notes:
  33,000   B          12.750% due 5/1/05..........................................         36,795
 100,000   B          8.375% due 4/15/08..........................................        100,375
 300,000   CCC        U.S. Office Products Co., Company Guaranteed Notes, 9.750%
                      due 6/15/08.................................................        198,000
-------------------------------------------------------------------------------------------------
                                                                                          660,170
-------------------------------------------------------------------------------------------------
CABLE TELEVISION -- 6.8%
 100,000   B          Charter Communications Southeast LP Charter, Sr. Notes,
                      11.250% due 3/15/06.........................................        111,750
 100,000   BB+        Comcast Cellular HLDGS, Sr. Notes, 9.500% due 5/1/07........        106,750
 100,000   BB+        Comcast Corp., 9.375% due 5/15/05...........................        106,375
                      CSC Holdings Inc., Sr. Sub. Notes:
 300,000   BB-        9.250% due 11/1/05..........................................        314,250
 100,000   BB-        9.875% due 2/15/13..........................................        112,375
 125,000   B-         Diamond Cable Communications PLC, Sr. Discount Notes, step bond to yield
                      9.900% due 2/15/07..........................................         90,000
 150,000   B-         Diamond Holdings PLC, Company Guaranteed Notes, 9.125% due
                      2/1/08......................................................        143,250
 100,000   NR         Diva Systems Corp., Sr. Discount Notes, step bond to yield
                      12.020% due 3/1/08 (b)......................................         42,500
 125,000   Caa*       Echostar DBS Corp., Company Guaranty, 12.500% due 7/1/02....        144,688
 225,000   B3*        Echostar Satellite Broadcast, Sr. Discount Notes, step bond to yield
                      13.125% due 3/15/04.........................................        229,500
                      Lenfest Communications, Inc.:
 150,000   BB+        Sr. Notes, 8.375% due 11/1/05...............................        162,375
 100,000   BB-        Sr. Sub. Notes, 8.250% due 2/15/08..........................        103,750
 375,000   B3*        International Cabletel Inc., Sr. Notes, step bond to yield,
                      11.550% due 2/1/06..........................................        301,875
 325,000   B-         Pegasus Communications Corp., Sr. Notes, 9.625% due
                      10/15/05....................................................        325,000
 350,000   BB+        Rogers Cable Systems Inc., Sr. Notes, 10.000% due 3/15/05...        394,187
 100,000   B          UIH Australia Inc., Sr. Discount Notes, step bond to yield
                      12.114% due 5/15/06.........................................         46,000
-------------------------------------------------------------------------------------------------
                                                                                        2,734,625
-------------------------------------------------------------------------------------------------
CHEMICALS -- 3.1%
                      Buckeye Cellulose Corp., Sr. Sub. Notes:
  75,000   BB-        8.500% due 12/15/05.........................................         77,813
 100,000   BB-        9.250% due 9/15/08..........................................        103,875
 250,000   NR         Huntsman Corp., Sr. Sub. Notes, 9.500% due 7/1/07...........        249,625
 225,000   BB-        ISP Holdings Inc., Sr. Notes, 9.000% due 10/15/03...........        237,657
                      Polymer Group, Inc.:
 225,000   B          9.000% due 7/1/07...........................................        222,750
 300,000   B          8.750% due 3/1/08...........................................        294,000
                      Sterling Chemicals Holdings Inc.:
  50,000   B+         Sr. Secured Discount Notes, step bond to yield 12.485% due
                      8/15/08.....................................................         20,500
  50,000   B+         Sr. Sub. Notes, 11.750% due 8/15/06.........................         43,000
-------------------------------------------------------------------------------------------------
                                                                                        1,249,220
-------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       26

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1998

                         FEDERATED HIGH YIELD PORTFOLIO


CLOTHING & TEXTILES -- 2.4%
$150,000   B-         Collins Aikman Floorcovering Inc., Sr. Sub. Notes, 10.00%
                      due 1/15/07.................................................    $   156,938
 325,000   B          Collins Aikman Products Co., Company Guaranteed, 11.500% due
                      4/15/06.....................................................        338,813
 150,000   B-         Gear For Sports Inc., Sr. Sub. Notes, 9.625% due 3/1/07.....        141,000
                      Pillowtex Corp. Co. Guaranteed Notes:
 150,000   B+         10.000% due 11/15/06........................................        162,000
 175,000   B+         9.000% due 12/15/07.........................................        182,000
-------------------------------------------------------------------------------------------------
                                                                                          980,751
-------------------------------------------------------------------------------------------------
CONGLOMERATES -- 0.6%
 250,000   B-         Eagle-Picher Industries Inc., Sr. Sub. Note, 9.375% due
                      3/1/08......................................................        240,000
-------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS -- 5.0%
 200,000   B-         Albecca Inc., Sr. Sub. Notes, 10.750% due 8/15/08(a)........        204,000
 100,000   BB-        American Safety Razor, 9.875% due 8/1/05....................        100,875
 175,000   B-         Amscan Holdings Inc., Sr. Sub. Notes, 9.875% due 12/15/07...        164,500
 250,000   B-         Boyds Collection, Ltd., Sr. Sub. Notes, 9.000% due
                      5/15/08(a)..................................................        255,937
 225,000   B2*        Chattem Inc., Sr. Notes, 8.875% due 4/1/08..................        231,188
  50,000   CCC+       Diamond Brands Operating, Company Guaranteed Notes, 10.125%
                      due 4/15/08.................................................         47,125
  50,000   CCC        Icon Fitness Corp., Sr. Discount Notes, step bond to yield
                      14.000% due 11/15/06........................................          1,500
 100,000   CCC        NBTY Inc., Sr. Sub. Notes, 8.625% due 9/15/07...............         98,375
 250,000   B          Playtex Family Products Corp., Sr. Sub. Notes, 9.000% due
                      12/15/03....................................................        260,625
 100,000   B+         Playtex Products Inc., Company Guaranteed Notes, 8.875% due
                      7/15/04.....................................................        104,000
 500,000   B-         Revlon Consumer Products Corp., Sr. Sub. Notes, 8.625% due
                      2/1/08......................................................        460,000
 125,000   B-         Sealy Mattress Co., Sr. Sub. Notes, 9.875% due 12/15/07.....        117,656
-------------------------------------------------------------------------------------------------
                                                                                        2,045,781
-------------------------------------------------------------------------------------------------
CONTAINERS -- 0.4%
 150,000   B-         Tekni Plex Inc., Sr. Sub. Notes, 9.250% due 3/1/08..........        157,687
-------------------------------------------------------------------------------------------------
ELECTRONICS -- 0.4%
 150,000   B-         PX Escrow Corp., Sr. Discount Notes, step bond to yield,
                      9.625% due 2/1/06...........................................         83,062
 100,000   B-         Viasystems Inc., Sr. Sub. Notes, 9.750% due 6/1/07..........         95,000
-------------------------------------------------------------------------------------------------
                                                                                          178,062
-------------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 0.3%
 200,000   B+         Contifinancial Corp., 8.125% due 4/1/08.....................        130,000
-------------------------------------------------------------------------------------------------
FOOD PRODUCTS -- 1.7%
 175,000   B          Agrilink Foods Inc., Sr. Sub. Notes, 11.875% due
                      11/1/08(a)..................................................        178,500
                      Aurora Foods Inc., Sr. Sub. Notes:
 100,000   B+         9.875% due 2/15/07..........................................        109,000
 100,000   B+         8.750% due 7/1/08...........................................        104,375
 300,000   B-         Eagle Family Foods Inc., Company Guaranteed, 8.750% due
                      1/15/08.....................................................        284,250
-------------------------------------------------------------------------------------------------
                                                                                          676,125
-------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       27

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1998

                         FEDERATED HIGH YIELD PORTFOLIO


FOOD SERVICES -- 2.1%
$275,000   B-         Ameriserve Food Distribution Inc. Company Guaranty, 10.125%
                      due 7/15/07.................................................    $   250,250
 100,000   B-         Carrols Corp., Sr. Sub. Notes, 9.500% due 12/1/08...........        102,000
 125,000   B-         Dominos Inc., Sr. Sub. Notes, 10.375% due 1/15/09(a)........        124,375
 300,000   B-         International Home Foods Inc., Company Guaranteed Notes,
                      10.375% due 11/1/06.........................................        323,625
 100,000   B-         Nebco Evans Holding Co., Sr. Discount Notes, step bond to
                      yield,
                      10.820% due 7/15/07.........................................         48,000
-------------------------------------------------------------------------------------------------
                                                                                          848,250
-------------------------------------------------------------------------------------------------
FOREST PRODUCTS -- 0.6%
 100,000   B          Four M Corp., Sr. Notes, 12.000% due 6/1/06.................         75,000
 175,000   B-         Stone Container Corp., Sr. Sub. Debentures, 12.250% due
                      4/1/02(b)...................................................        175,437
-------------------------------------------------------------------------------------------------
                                                                                          250,437
-------------------------------------------------------------------------------------------------
HEALTH CARE -- 3.3%
 150,000   B-         Alliance Imaging Inc, Sr. Sub. Notes Callable 12/15/01,
                      9.625% due 12/15/05.........................................        147,750
 250,000   B          Dade International Inc., Sr. Sub. Notes, 11.125% due
                      5/1/06......................................................        277,813
 100,000   B-         Everest Healthcare Services, Company Guaranteed, 9.750% due
                      5/1/08......................................................         99,625
                      Tenet Healthcare Corp.:
                      Sr. Notes:
 300,000   BB+        8.000% due 1/15/05..........................................        310,500
 100,000   BB+        7.625% due 6/1/08(a)........................................        102,375
 400,000   BB-        Sr. Sub. Notes, 8.125% due 12/1/08(a).......................        414,500
-------------------------------------------------------------------------------------------------
                                                                                        1,352,563
-------------------------------------------------------------------------------------------------
HOTELS -- 1.5%
                      HMH Properties Inc.:
 350,000   BB         7.875% due 8/1/08...........................................        341,688
 250,000   BB         Sr. Notes, 8.450% due 12/1/08...............................        250,938
-------------------------------------------------------------------------------------------------
                                                                                          592,626
-------------------------------------------------------------------------------------------------
INDUSTRIAL PRODUCTS & EQUIPMENT -- 3.8%
 150,000   B-         Amphenol Corp., Sr. Sub. Notes, Callable 5/15/02, 9.875% due
                      5/15/07.....................................................        153,937
 150,000   B          Continental Global Group, Sr. Notes, 11.000% due 4/1/07.....        132,188
 150,000   B          Euramax International PLC., Sr. Sub. Notes, 11.250% due
                      10/1/06.....................................................        149,063
 100,000   B          Grove Worldwide LLC, Sr. Sub. Notes, 9.250% due 5/1/08......         92,500
 100,000   B-         International Utility Structures, Sr. Sub. Notes, 10.750%
                      due 2/1/08..................................................         94,000
 175,000   B-         ISG Resources Inc., Sr. Sub. Notes, 10.000% due 4/15/08.....        175,000
  50,000   B          Johnstown America Industries, Company Guaranteed, 11.750%
                      due 8/15/05.................................................         52,750
 150,000   B-         MMI Products Inc., Sr. Sub. Notes, 11.250% due 4/15/07......        163,500
 150,000   B-         Neenah Corp., Sr. Sub. Notes, 11.125% due 5/1/07............        155,250
 225,000   B          Wesco Distribution Inc., Company Guaranteed Notes, 9.125%
                      due 6/1/08..................................................        228,656
 250,000   B          Wesco International Inc., Sr. Discount Notes, step bond to yield
                      11.121% due 6/1/08..........................................        150,000
-------------------------------------------------------------------------------------------------
                                                                                        1,546,844
-------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       28

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1998

                         FEDERATED HIGH YIELD PORTFOLIO


LEISURE & ENTERTAINMENT -- 3.0%
$208,000   CCC+       AMF Bowling Worldwide Inc., Sr. Discount Notes, step bond to yield
                      10.587% due 3/15/06.........................................    $   120,640
 100,000   B          Loews Cineplex Entertainment, Sr. Sub. Notes, 8.875% due
                      8/1/08......................................................        102,750
                      Premier Parks Inc.:
 550,000   B-         Sr. Discount Notes, step bond to yield 10.040% due 4/1/08...        374,000
 100,000   B          Sr. Notes, 9.750% due 1/15/07...............................        109,125
                      Regal Cinemas Inc., Sr. Sub. Notes:
 250,000   B          9.500% due 6/1/08...........................................        260,625
 100,000   B          9.500% due 6/1/08...........................................        104,250
 150,000   B-         Six Flags Theme Parks Inc., Sr. Sub. Discount Notes, 12.250%
                      due 6/15/05.................................................        164,437
-------------------------------------------------------------------------------------------------
                                                                                        1,235,827
-------------------------------------------------------------------------------------------------
MACHINERY & EQUIPMENT -- 1.9%
  35,000   B-         Alvey Systems Inc., Sr. Sub. Notes, 11.375% due 1/31/03.....         35,263
 150,000   B+         Clark Material Handling Co., Company Guaranteed Notes,
                      10.750% due 11/15/06........................................        154,500
  50,000   B          Columbus McKinnon Corp., Company Guaranteed Notes, 8.500%
                      due 4/1/08..................................................         47,250
 100,000   B          National Equipment Services Inc., Sr. Sub. Notes, 10.000%
                      due 11/30/04................................................         99,000
 200,000   B          Nationsrent Inc., Sr. Sub. Notes, 10.375% due 12/15/08(a)...        200,000
 250,000   BB-        United Rentals Inc., Sr. Sub. Notes, 9.250% due 1/15/09.....        252,500
-------------------------------------------------------------------------------------------------
                                                                                          788,513
-------------------------------------------------------------------------------------------------
METALS AND MINING -- 0.7%
 150,000   B-         AEI Holdings Co. Inc., 10.500% due 12/15/05(a)..............        150,000
 150,000   B-         AEI Resources Inc., Sr. Sub. Notes, 11.500% due
                      12/15/06(a).................................................        151,313
-------------------------------------------------------------------------------------------------
                                                                                          301,313
-------------------------------------------------------------------------------------------------
MISCELLANEOUS -- 3.0%
 325,000   B          Chancellor Media Corp., Sr. Sub. Notes, 9.000% due
                      10/1/08(a)..................................................        345,313
 350,000   Ba1*       GS Escrow Corp., Sr. Sub. Notes, 7.125% due 8/1/05..........        349,563
 850,000   Ba3*       NTL Inc., Sr. Notes, step bond to yield 10.750% due
                      4/1/08......................................................        518,500
-------------------------------------------------------------------------------------------------
                                                                                        1,213,376
-------------------------------------------------------------------------------------------------
OIL & GAS -- 2.8%
 200,000   B          Chiles Offshore LLC/FIN, Company Guaranteed Notes, 10.000%
                      due 5/1/08..................................................        164,000
 250,000   B-         Dailey International Inc, 9.500% due 2/15/08................        112,500
                      Forcenergy Inc., Sr. Sub. Notes:
  50,000   B-         9.500% due 11/1/06..........................................         30,000
  50,000   B          8.500% due 2/15/07..........................................         30,000
 200,000   B          Houston Exploration Co., Sr. Sub. Notes, 8.625% due
                      1/1/08......................................................        194,000
 175,000   B+         Nuevo Energy Co., Company Guaranteed Notes, 8.875% due
                      6/1/08......................................................        166,250
  50,000   BB-        Ocean Energy Inc., Sr. Sub. Notes, 10.375% due 10/15/05.....         53,000
 275,000   BB         Pride International Inc., Sr. Notes, 9.375% due 5/1/07......        259,875
 225,000   B          Universal Compress Inc., Sr. Discount Notes, step bond to
                      yield
                      9.822% due 2/15/08..........................................        135,000
-------------------------------------------------------------------------------------------------
                                                                                        1,144,625
-------------------------------------------------------------------------------------------------
OIL & GAS PRODUCTS -- 0.4%
 200,000   B3*        Continental Resources, Notes, 10.250% due 8/1/08............        172,000
-------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       29

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1998

                         FEDERATED HIGH YIELD PORTFOLIO


PUBLISHING -- 1.3%
$250,000   B+         Garden State Newspapers, Sr. Sub. Notes, 8.750% due
                      10/1/09.....................................................    $   242,187
                      Hollinger International Publishing Inc.:
  50,000   BB-        9.250% due 2/1/06...........................................         52,688
 100,000   BB-        9.250% due 3/15/07..........................................        106,000
 150,000   B          Ziff-Davis Inc., Sr. Sub. Notes, 8.500% due 5/1/08..........        144,750
-------------------------------------------------------------------------------------------------
                                                                                          545,625
-------------------------------------------------------------------------------------------------
RETAIL -- 2.3%
 175,000   B          Dialog Corp. PLS, Sr. Sub. Notes, 11.000% due 11/15/07......        174,125
 150,000   B          Di Giorgio Corp., Sr. Notes, 10.000% due 6/15/07............        140,250
 350,000   BB+        Fred Meyer Inc., Company Guaranteed Notes, 7.450% due
                      3/1/08......................................................        378,875
 150,000   B-         Jitney-Jungle Stores, Company Guaranteed Notes, 10.375% due
                      9/15/07.....................................................        154,875
 100,000   B          Stater Brothers Holdings Inc., Sr. Sub. Notes, 9.000% due
                      7/1/04......................................................         93,000
-------------------------------------------------------------------------------------------------
                                                                                          941,125
-------------------------------------------------------------------------------------------------
SERVICES -- 0.5%
 100,000   B+         Coinmach Corp., Sr. Notes, 11.750% due 11/15/05.............        109,125
 100,000   B          Sitel Corp., Sr. Sub. Notes, 9.250% due 3/15/06.............         80,000
-------------------------------------------------------------------------------------------------
                                                                                          189,125
-------------------------------------------------------------------------------------------------
STEEL -- 0.9%
 175,000   BB-        AK Steel Corp., Sr. Notes, 9.125% due 12/15/06..............        182,875
 100,000   B          Metals USA Inc., Company Guaranteed Notes, 8.625% due
                      2/15/08.....................................................         90,875
 100,000   BBB        Ryerson Tull Inc., Notes, 8.500% due 7/15/01................        104,250
-------------------------------------------------------------------------------------------------
                                                                                          378,000
-------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 1.6%
 525,000   B3*        Level 3 Communications, Sr. Discount Notes, step bond to
                      yield
                      11.085% due 12/1/08(a)......................................        307,125
 425,000   CCC+       Triton PCS Inc., Company Guaranteed Notes, step bond to
                      yield
                      13.043% due 5/1/08..........................................        195,500
 150,000   NR         US Xchange LLC, Sr. Notes, 15.000% due 7/1/08...............        156,000
-------------------------------------------------------------------------------------------------
                                                                                          658,625
-------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS & CELLULAR -- 21.3%
 200,000   CCC+       American Cellular Corp., Sr. Notes, Callable 5/15/03,
                      10.500% due 5/15/08(a)......................................        196,000
                      Call Net Enterprises Inc., Sr. Discount Notes:
 375,000   BB-        8.902% due 8/15/07..........................................        243,750
 375,000   BB-        Step bond to yield 10.148% due 8/15/08......................        219,375
 125,000   CCC+       Centennial Cellular, Sr. Notes, 10.750% due 12/15/08........        125,938
                      E. Spire Communications Inc.:
 100,000   NR         Sr. Discount Notes, step bond to yield 10.789% due 4/1/06...         68,250
 125,000   NR         Sr. Sub. Notes, step bond to yield 10.865% due 11/1/05......         94,531
 350,000   B          Hermes Europe Railtel BV, Sr. Notes, 11.500% due 8/15/07....        377,125
 375,000   CCC+       IXC Communications Inc., Sr. Sub. Notes, 9.000% due
                      4/15/08.....................................................        372,187
 275,000   B          Intelcom Group Inc., Company Guaranty, step bond to yield
                      10.034% due 5/1/06..........................................        203,500
 175,000   NR         Intermedia Communications, Sr. Notes, 8.600% due 6/1/08.....        172,375

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       30

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1998

                         FEDERATED HIGH YIELD PORTFOLIO

                      Intermedia Communications of Florida:
$225,000   B          Sr. Discount Notes, step bond to yield 9.911% due 7/15/07...    $   184,500
 225,000   B          Sr. Notes, step bond to yield 10.183% due 5/15/06...........        157,500
 725,000   B          Level 3 Communications, Sr. Notes, 9.125% due 5/1/08........        721,375
 575,000   B+         McLeod USA Inc., Sr. Discount Notes, step bond to yield
                      9.598% due 3/1/07...........................................        439,875
                      Metronet Communications Corp.:
                      Sr. Notes:
  50,000   B          12.000% due 8/15/07.........................................         55,750
 100,000   B          10.625% due 11/1/08(a)......................................        107,000
                      Sr. Sub. Notes:
 150,000   B          Step bond to yield 12.990% due 11/1/07......................         91,500
 525,000   B          Step bond to yield 9.891% due 6/15/08.......................        324,188
 225,000   B-         Millicom International Cellular SA, Sr. Sub. Discount Notes,
                      step bond to yield
                      11.306% due 6/1/06..........................................        166,500
                      Nextel Communications, Sr. Discount Notes:
 525,000   CCC+       10.003% due 2/15/08.........................................        316,312
 500,000   CCC+       Step bond to yield 10.832% due 9/15/07......................        322,500
  75,000   CCC+       Nextel International Inc., Sr. Discount Notes, step bond to yield
                      10.003% due 4/15/08.........................................         33,750
                      Nextlink Communications Inc.:
 250,000   NR         Sr. Discount Notes, 11.209% due 4/15/08.....................        143,125
 100,000   B          Sr. Notes, 9.625% due 10/1/07...............................         96,750
 325,000   B-         NTL Inc., Sr. Notes, step bond to yield 12.375% due
                      10/1/03(a)..................................................        205,562
 150,000   B+         Orange PLC, Sr. Notes, 8.000% due 8/1/08....................        150,750
 225,000   B          Paging Network, Sr. Sub. Notes, 10.000% due 10/15/08........        219,375
 100,000   NR         Pathnet Inc., Sr. Notes, 12.250% due 4/15/08................         70,000
 350,000   B-         PSINet Inc., Sr. Notes, 10.000% due 2/15/05.................        346,500
 700,000   BB+        Qwest Communications International Inc., Sr. Discount Notes,
                      step bond to yield 8.378% due 10/15/07......................        546,000
 275,000   BB-        Rogers Cantel Inc., Sr. Sub. Notes, 8.800% due 10/1/07......        277,406
 300,000   B-         Telecomm Techniques Co., Company Guaranteed Notes, 9.750%
                      due 5/15/08.................................................        292,125
 300,000   CCC+       Telesystem International Wireless, Sr. Discount Notes, step bond to yield
                      13.250% due 6/30/07.........................................        135,000
 675,000   B+         Telewest Communications, step bond to yield 10.758% due
                      10/1/07.....................................................        563,625
  50,000   B+         Telewest Communications PLC, Sr. Notes, 11.250% due
                      11/1/08(a)..................................................         56,125
                      Teligent Inc.:
  75,000   CCC        Sr. Discount Notes, 11.708% due 3/1/08......................         36,750
 250,000   CCC        Sr. Notes, 11.500% due 12/1/07..............................        235,000
 275,000   B3*        United International Holdings Inc., Sr. Discount Notes, step bond to yield
                      10.647% due 2/15/08(a)......................................        148,500
                      Viatel Inc.:
  50,000   Caa*       Sr. Discount Notes, step bond to yield 11.473% due
                      4/15/08.....................................................         28,812
 100,000   Caa*       Sr. Notes, 11.250% due 4/15/08..............................         99,750
-------------------------------------------------------------------------------------------------
                                                                                        8,644,936
-------------------------------------------------------------------------------------------------
TEXTILES -- 0.1%
  50,000   B-         Glenoit Corp., Company Guaranteed Notes, 11.000% due
                      4/15/07.....................................................         46,875
-------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       31

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1998

                         FEDERATED HIGH YIELD PORTFOLIO


TRANSPORTATION -- 2.2%
$100,000   BB-        Allied Holdings Inc., Sr. Notes, Callable 10/1/02, 8.625%
                      due 10/1/07.................................................    $   100,500
 200,000   BB         Gearbulk Holding Ltd., Sr. Notes, 11.250% due 12/1/04.......        208,750
 100,000   B+         Holt Group Inc., Sr. Notes, 9.750% due 1/15/06(a)...........         70,000
  50,000   B          Statia Terminals, 1st Mortgage, 11.750% due 11/15/03........         50,500
                      Stena AB:
 275,000   BB         Sr. Notes, 10.500% due 12/15/05.............................        279,812
 100,000   BB         Sr. Notes, 8.750% due 6/15/07...............................         94,125
 100,000   BB         Stena Line AB, Sr. Notes, 10.625% due 6/1/08................         90,625
-------------------------------------------------------------------------------------------------
                                                                                          894,312
-------------------------------------------------------------------------------------------------
UTILITIES -- 1.6%
 250,000   BB+        El Paso Electric Co., 1st Mortgage, 9.400% due 5/1/11.......        290,313
 450,000   BB+        Niagara Mohawk Power Corp., Sr. Discount Notes, step bond to
                      yield 8.075%   due 7/1/10...................................        345,375
-------------------------------------------------------------------------------------------------
                                                                                          635,688
-------------------------------------------------------------------------------------------------
WASTE MANAGEMENT -- 1.8%
 700,000   BB         Allied Waste North America, Sr. Notes, 7.625% due
                      1/1/06(a)...................................................        710,500
-------------------------------------------------------------------------------------------------
                      TOTAL CORPORATE BONDS & NOTES (Cost -- $37,075,875).........     35,979,010
-------------------------------------------------------------------------------------------------
 SHARES                                         SECURITY                                 VALUE
-------------------------------------------------------------------------------------------------
PREFERRED STOCK -- 3.3%
-------------------------------------------------------------------------------------------------
BROADCASTING, RADIO & TV -- 1.0%
   1,000              Benedek Communications, 11.500% Payment-in-Kind.............         99,000
     563              Capstar Broadcasting Partners Sr. Preferred 12.000%.........         64,182
   1,030              Cumulus Media Inc., Fixed, 13.750%..........................        112,270
     282              SFX Broadcasting Inc., Exchanges 12.625% Payment-in-Kind....         34,968
   1,000              Sinclair Capital, 11.625%...................................        108,777
-------------------------------------------------------------------------------------------------
                                                                                          419,197
-------------------------------------------------------------------------------------------------
CABLE TELEVISION -- 0.1%
      60              Pegasus Communications, 12.750% due 1/1/02
                      Payment-in-Kind.............................................         57,187
-------------------------------------------------------------------------------------------------
COMMUNICATIONS -- 0.1%
     575              Echostar Communications Corp., Payment-in-Kind..............         59,764
-------------------------------------------------------------------------------------------------
FOOD SERVICES -- 0.2%
   1,083              Nebco Evans Holding Co., 11.250% due 6/1/03
                      Payment-in-Kind.............................................         72,831
-------------------------------------------------------------------------------------------------
PUBLISHING -- 1.1%
   1,500              Primedia Inc., 8.625%.......................................        145,500
   2,850              Primedia Inc., 9.200%.......................................        277,162
-------------------------------------------------------------------------------------------------
                                                                                          422,662
-------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS & CELLULAR -- 0.2%
     810              Nextel Communications, 11.125% due 2/15/03
                      Payment-in-Kind.............................................         72,900
      75              Viatel Inc., 10.000%........................................          4,485
-------------------------------------------------------------------------------------------------
                                                                                           77,385
-------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       32

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1998

                         FEDERATED HIGH YIELD PORTFOLIO


UTILITIES -- 0.6%
   4,000              Texas Utilities Co., 9.250%.................................    $   225,500
-------------------------------------------------------------------------------------------------
                      TOTAL PREFERRED STOCK (Cost -- $1,345,669)..................      1,334,526
-------------------------------------------------------------------------------------------------
WARRANTS (c) -- 0.0%
-------------------------------------------------------------------------------------------------
CABLE TELEVISION -- 0.0%
     100              UIH Australia Pacific Inc., Expire 5/15/06..................            100
      50              Pegasus Communications Corp.................................          1,000
-------------------------------------------------------------------------------------------------
                                                                                            1,100
-------------------------------------------------------------------------------------------------
CHEMICALS -- 0.0%
     100              Sterling Chemicals Holdings Inc., Expire 8/15/08............          1,500
-------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS & CELLULAR -- 0.0%
      50              Metronet Communications Corp., Class B, Expire 8/15/07......            175
     100              Pathnet Inc., Expire 5/15/08................................          1,000
-------------------------------------------------------------------------------------------------
                                                                                            1,175
-------------------------------------------------------------------------------------------------
                      TOTAL WARRANTS (Cost -- $9,672).............................          3,775
-------------------------------------------------------------------------------------------------
                      SUB-TOTAL INVESTMENTS (Cost -- $38,431,216).................    $37,317,311
-------------------------------------------------------------------------------------------------
  FACE
 AMOUNT                                         SECURITY                                 VALUE
-------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 8.1%
$3,273,000            Chase Securities Inc., 4.494% due 1/4/99; Proceeds at
                      maturity -- $3,274,634;
                      (Fully collateralized by U.S. Treasury Notes, 7.500% due
                      11/15/16;
                      Market value -- $3,340,837) (Cost -- $3,273,000)............      3,273,000
-------------------------------------------------------------------------------------------------
                      TOTAL INVESTMENTS -- 100% (Cost -- $41,704,216**)...........    $40,590,311
-------------------------------------------------------------------------------------------------

  + All ratings are by Standard & Poor's Rating Service, except those identified by an asterisk (*) which are rated by Moody's Investors Service, Inc.
 (a) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
 (b) Security has been issued with attached warrants.
 (c) Non-income producing security.
 ** Aggregate cost for Federal income tax purposes is substantially the same.

    See page 44 for definition of ratings.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       33

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1998

                           FEDERATED STOCK PORTFOLIO

  SHARES                               SECURITY                              VALUE
-------------------------------------------------------------------------------------
COMMON STOCK -- 96.0%
-------------------------------------------------------------------------------------
AEROSPACE/DEFENSE -- 0.9%
     4,500   Northrop Grumman Corp. .....................................  $  329,062
-------------------------------------------------------------------------------------
AGRICULTURE -- 1.1%
    22,840   Archer-Daniels-Midland Co. .................................     392,563
-------------------------------------------------------------------------------------
AIRLINES -- 0.7%
     8,157   KLM Royal Dutch Airlines....................................     244,710
-------------------------------------------------------------------------------------
AUTO PARTS & EQUIPMENT -- 1.1%
    18,700   Cooper Tire & Rubber Co. ...................................     382,181
-------------------------------------------------------------------------------------
AUTOMOTIVE -- 1.1%
     5,600   General Motors Corp. .......................................     400,750
-------------------------------------------------------------------------------------
CHEMICALS - DIVERSIFIED -- 1.0%
     3,700   Dow Chemical Corp. .........................................     336,469
-------------------------------------------------------------------------------------
CONSUMER DURABLES -- 2.1%
     5,200   Eastman Kodak Co. ..........................................     374,400
    10,300   Hasbro, Inc. ...............................................     372,087
-------------------------------------------------------------------------------------
                                                                              746,487
-------------------------------------------------------------------------------------
CONSUMER NON-DURABLES -- 0.9%
     6,300   Kimberly-Clark Corp. .......................................     343,350
-------------------------------------------------------------------------------------
CONTAINERS -- 1.1%
    12,700   Crown Cork & Seal Co., Inc. ................................     391,319
-------------------------------------------------------------------------------------
ELECTRONICS -- 7.7%
     8,216   AMP, Inc. ..................................................     427,745
    14,800   Entergy Corp. ..............................................     460,650
     6,000   FPL Group, Inc. ............................................     369,750
    11,200   Houston Industries, Inc. ...................................     359,800
    12,600   PG&E Corp. .................................................     396,900
     5,700   Philips Electronics NV .....................................     385,819
     9,100   Public Service Enterprise Group, Inc. ......................     364,000
-------------------------------------------------------------------------------------
                                                                            2,764,664
-------------------------------------------------------------------------------------
ENERGY -- 1.7%
     3,100   Atlantic Richfield Co. .....................................     202,275
     9,100   Occidental Petroleum Corp. .................................     153,563
     9,200   YPF Sociedad Anonima ADR....................................     257,025
-------------------------------------------------------------------------------------
                                                                              612,863
-------------------------------------------------------------------------------------
ENTERTAINMENT -- 2.3%
    13,500   King World Productions, Inc. ...............................     397,406
     5,800   Viacom Inc., Class A Shares.................................     426,663
-------------------------------------------------------------------------------------
                                                                              824,069
-------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       34

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1998

                           FEDERATED STOCK PORTFOLIO


FINANCIAL SERVICES -- 7.1%
    34,000   ABB AB-Sponsored ADR........................................  $  374,000
     9,600   Bear Stearns Cos. Inc. .....................................     358,800
     9,600   Boston Properties, Inc. ....................................     292,800
    16,200   The CIT Group, Inc. ........................................     515,362
     4,700   MBIA, Inc. .................................................     308,144
     5,000   Morgan Stanley Dean Witter & Co. ...........................     355,000
     8,700   Washington Mutual, Inc. ....................................     332,231
-------------------------------------------------------------------------------------
                                                                            2,536,337
-------------------------------------------------------------------------------------
FOODS -- 3.0%
    10,600   RJR Nabisco Holdings Corp. .................................     314,688
    10,400   Sara Lee Corp. .............................................     293,150
     5,800   Unilever NV.................................................     481,038
-------------------------------------------------------------------------------------
                                                                            1,088,876
-------------------------------------------------------------------------------------
HEALTH CARE -- 10.5%
    10,200   Abbott Laboratories, Inc. ..................................     499,800
     5,700   Baxter International Inc. ..................................     366,581
    44,200   Beverly Enterprises, Inc. (a)...............................     298,350
     5,500   Bristol-Myers Squibb & Co...................................     735,969
     3,300   Merck & Co., Inc. ..........................................     487,369
    11,800   Pharmacia & Upjohn, Inc. ...................................     668,175
     5,200   Smithkline Beecham PLC......................................     361,400
     7,800   United Healthcare Corp. ....................................     335,888
-------------------------------------------------------------------------------------
                                                                            3,753,532
-------------------------------------------------------------------------------------
INSURANCE -- 10.1%
     5,500   Allmerica Financial Corp. ..................................     318,312
     8,600   Allstate Corp. .............................................     332,175
    10,600   Cigna Corp. ................................................     819,512
    20,900   Conseco, Inc. ..............................................     638,756
     6,100   Hartford Financial Services Group, Inc. ....................     334,737
     4,000   Lincoln National Corp. .....................................     327,250
     5,900   Loews Corp. ................................................     579,675
     5,400   Marsh & McLennan, Inc. .....................................     315,563
-------------------------------------------------------------------------------------
                                                                            3,665,980
-------------------------------------------------------------------------------------
MACHINERY -- 2.0%
     7,500   Deere & Co. ................................................     248,437
    10,200   Ingersoll-Rand Co. .........................................     478,762
-------------------------------------------------------------------------------------
                                                                              727,199
-------------------------------------------------------------------------------------
MANUFACTURING -- 3.3%
     3,300   AlliedSignal Inc. ..........................................     146,231
     6,300   Johnson Controls, Inc. .....................................     371,700
    10,600   Parker-Hannifin Corp. ......................................     347,150
     9,500   Tenneco Inc. ...............................................     323,594
-------------------------------------------------------------------------------------
                                                                            1,188,675
-------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       35

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1998

                           FEDERATED STOCK PORTFOLIO


OIL & GAS -- 6.9%
     3,900   Chevron Corp. ..............................................  $  323,456
     7,900   Coastal Corp. ..............................................     276,006
    19,900   Ensco International Inc. ...................................     212,681
     5,200   Exxon Corp. ................................................     380,250
     4,200   Royal Dutch Petroleum Co. ADR...............................     201,075
    12,900   Sunoco, Inc. ...............................................     465,206
     4,800   Texaco Inc. ................................................     253,800
    12,900   USX Marathon Group, Inc. ...................................     388,613
-------------------------------------------------------------------------------------
                                                                            2,501,087
-------------------------------------------------------------------------------------
PUBLISHING -- 1.5%
    22,000   News Corp Ltd., ADR.........................................     543,125
-------------------------------------------------------------------------------------
RESTAURANTS -- 1.0%
     7,300   Tricon Global Restaurants, Inc. (a).........................     365,913
-------------------------------------------------------------------------------------
RETAIL TRADE -- 3.7%
     8,800   Dillard, Inc., Class A Shares...............................     249,700
    23,400   K-Mart Corp. (a)............................................     358,313
     8,900   Wal-Mart Stores, Inc. ......................................     724,794
-------------------------------------------------------------------------------------
                                                                            1,332,807
-------------------------------------------------------------------------------------
SERVICES -- 4.1%
    10,400   Electronic Data Systems Corp. ..............................     522,600
    20,500   First Data Corp. ...........................................     649,594
     6,900   H&R Block, Inc. ............................................     310,500
-------------------------------------------------------------------------------------
                                                                            1,482,694
-------------------------------------------------------------------------------------
STEEL & IRON -- 0.8%
    49,600   LTV Corp. ..................................................     288,300
-------------------------------------------------------------------------------------
TECHNOLOGY -- 10.0%
     3,500   International Business Machines Corp. ......................     646,625
     7,800   Lexmark International Group, Inc., Class A Shares (a).......     783,900
     5,400   Raytheon Co., Class A Shares................................     279,112
    10,100   Seagate Technology, Inc. (a)................................     305,525
    12,800   Storage Technology Corp. (a)................................     455,200
    13,800   Sun Microsystems, Inc. (a)..................................   1,181,625
-------------------------------------------------------------------------------------
                                                                            3,651,987
-------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 4.6%
     5,600   AT&T Corp. .................................................     421,400
     7,100   Bell Atlantic Corp. ........................................     403,369
     5,600   GTE Corp. ..................................................     377,650
     7,000   U.S. West, Inc. ............................................     452,375
-------------------------------------------------------------------------------------
                                                                            1,654,794
-------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       36

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1998

                           FEDERATED STOCK PORTFOLIO


TOBACCO -- 3.0%
     9,700   Phillip Morris Cos. Inc. ...................................  $  518,950
    15,700   UST Inc. ...................................................     547,538
-------------------------------------------------------------------------------------
                                                                            1,066,488
-------------------------------------------------------------------------------------
TRANSPORTATION -- 1.8%
     9,700   CNF Transportation, Inc. ...................................     364,356
    10,300   Ryder System, Inc. .........................................     267,800
-------------------------------------------------------------------------------------
                                                                              632,156
-------------------------------------------------------------------------------------
WASTE MANAGEMENT -- 0.9%
     6,990   Waste Management, Inc. .....................................     325,909
-------------------------------------------------------------------------------------
             TOTAL COMMON STOCK (Cost -- $30,831,447)....................  34,574,346
-------------------------------------------------------------------------------------

   FACE
  AMOUNT                               SECURITY                               VALUE
--------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 4.0%
$1,438,000   Chase Securities Inc., 4.486% due 1/4/99; Proceeds at
             maturity -- $1,438,717;
             (Fully collateralized by U.S. Treasury Notes, 7.500% due
             11/15/16;
             Market Value -- $1,470,219) (Cost -- $1,438,000)............    1,438,000
--------------------------------------------------------------------------------------
             TOTAL INVESTMENTS -- 100% (Cost -- $32,269,447*)............  $36,012,346
--------------------------------------------------------------------------------------

(a) Non-income producing security.
 * Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       37

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1998
                      DISCIPLINED MID CAP STOCK PORTFOLIO

SHARES                              SECURITY                                 VALUE
 ------------------------------------------------------------------------------------
COMMON STOCK -- 92.9%
-------------------------------------------------------------------------------------
AUTOMOTIVE & TRANSPORTATION -- 4.3%
2,349     Airborne Freight Corp. .....................................    $    84,711
  808     Alaska Air Group Inc.+......................................         35,754
1,655     Arvin Industries Inc. ......................................         68,993
  659     Continental Airlines, Inc., Class B Shares+.................         22,077
  819     Crane Co. ..................................................         24,724
2,286     GATX Corp. .................................................         86,582
1,400     Gulfstream Aerospace Corp.+.................................         74,550
1,821     Harley Davidson Inc. .......................................         86,270
1,903     J.B. Hunt Transportation Services, Inc. ....................         43,769
1,442     Kansas City Southern Industries, Inc. ......................         70,928
2,000     Lear Corp.+.................................................         77,000
1,080     Navistar International Corp.+...............................         30,780
2,019     Trinity Industries, Inc. ...................................         77,732
-------------------------------------------------------------------------------------
                                                                              783,870
-------------------------------------------------------------------------------------
CONSTRUCTION SERVICES -- 0.6%
1,572     Centex Corp. ...............................................         70,838
2,741     Clayton Homes Inc. .........................................         37,860
-------------------------------------------------------------------------------------
                                                                              108,698
-------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 14.9%
1,600     Abercrombie & Fitch Co., Class A Shares+....................        113,200
1,125     Autozone Inc.+..............................................         37,055
4,951     Bed Bath & Beyond Inc.+.....................................        168,953
1,772     Best Buy Co., Inc.+.........................................        108,757
1,125     Borders Group, Inc.+........................................         28,055
3,010     Brinker International Inc.+.................................         86,914
   99     Central Newspapers, Inc., Class A Shares....................          7,072
3,153     Cintas Corp. ...............................................        222,089
1,100     Cox Radio, Inc., Class A Shares+............................         46,475
2,248     Cracker Barrel Old Country Store, Inc. .....................         52,407
1,713     CVS Corp. ..................................................         94,215
  742     Ethan Allen Interiors Inc. .................................         30,422
6,426     Family Dollar Stores, Inc. .................................        141,372
2,200     Furniture Brands International, Inc.+.......................         59,950
2,115     HON Industries, Inc. .......................................         50,628
3,608     International Game Technology...............................         87,720
  665     Interpublic Group of Cos., Inc. ............................         53,034
2,000     Jones Apparel Group, Inc.+..................................         44,125
  665     Knight-Ridder, Inc. ........................................         33,998
1,054     Kroger Co.+.................................................         63,767
4,980     Leggett & Platt, Inc. ......................................        109,560
  665     Maytag Corp. ...............................................         41,396
  907     Meredith Corp. .............................................         34,353
1,816     New York Times Co., Class A Shares..........................         62,993
5,750     Office Depot Inc.+..........................................        212,391
2,210     Officemax Inc.+.............................................         26,796

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       38

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1998
                      DISCIPLINED MID CAP STOCK PORTFOLIO

   943    Payless ShoeSource, Inc.+.                                      $    44,675
1,346     Reynolds & Reynolds Co., Class A Shares.....................         30,874
1,663     Robert Half International, Inc.+............................         74,315
  907     Ross Stores, Inc. ..........................................         35,713
1,200     Saks Inc.+ .................................................         37,875
1,655     Starbucks Corp.+............................................         92,887
  826     TCA Cable TV, Inc. .........................................         29,478
2,202     TJX Cos. Inc. ..............................................         63,858
2,019     U.S. Foodservice+...........................................         98,931
  638     Universal Corp. ............................................         22,410
  665     VF Corp. ...................................................         31,172
  808     Valassis Communications, Inc.+ .............................         41,713
   98     Washington Post Co., Class B Shares.........................         56,638
  447     Whirlpool Corp. ............................................         24,753
-------------------------------------------------------------------------------------
                                                                            2,702,989
-------------------------------------------------------------------------------------
CONSUMER STAPLES -- 4.0%
1,037     Brown-Forman Corp., Class B Shares..........................         78,488
1,505     Dean Foods Co. .............................................         61,423
3,000     Flowers Industries, Inc. ...................................         71,813
1,572     Hannaford Brothers Co. .....................................         83,316
  907     Hertz Corp., Class A Shares.................................         41,382
3,500     IBP, Inc. ..................................................        101,938
  218     International Multifoods Corp. .............................          5,627
2,823     Interstate Bakeries Corp. ..................................         74,633
2,054     Suiza Foods Corp.+..........................................        104,626
4,500     Tyson Foods Inc., Class A Shares............................         95,625
-------------------------------------------------------------------------------------
                                                                              718,871
-------------------------------------------------------------------------------------
ENERGY -- 1.3%
3,226     Ensco International Inc.....................................         34,478
2,882     Global Marine, Inc.+........................................         26,478
4,440     Noble Drilling Corp.+.......................................         57,443
3,330     Transocean Offshore, Inc. ..................................         89,286
3,170     Varco International, Inc.+..................................         24,568
-------------------------------------------------------------------------------------
                                                                              232,253
-------------------------------------------------------------------------------------
FINANCIAL -- 13.5%
5,218     AFLAC Inc. .................................................        229,592
2,494     A.G. Edwards, Inc. .........................................         92,902
1,151     Ambac Financial Group, Inc. ................................         69,276
1,354     AmSouth Bancorp.............................................         61,776
2,140     Associated Banc-Corp........................................         73,161
  470     Capital One Financial Corp. ................................         54,050
2,000     City National Corp. ........................................         83,250
1,400     Concord EFS, Inc.+ .........................................         59,325
1,700     Convergys Corp.+ ...........................................         38,038
  808     Countrywide Credit Industries, Inc. ........................         40,552

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       39

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1998
                      DISCIPLINED MID CAP STOCK PORTFOLIO

 2,096    Dime Bancorp, Inc. .                                            $    55,413
1,272     Enhance Financial Services Group, Inc. .....................         38,160
1,701     Finova Group, Inc. .........................................         91,748
4,946     First Security Corp. .......................................        115,613
1,865     First Tennessee National Corp. .............................         70,987
  907     First Virginia Banks, Inc. .................................         42,629
2,500     GreenPoint Financial Corp. .................................         87,813
  697     Hartford Life, Inc., Class A Shares.........................         40,600
5,994     Hibernia Corp., Class A Shares..............................        104,146
   90     M & T Bank Corp. ...........................................         46,704
1,882     Marshall & Ilsley Corp. ....................................        109,979
2,210     Mercantile Bankshares Corp. ................................         85,085
1,848     Modis Professional Services, Inc.+ .........................         26,796
3,800     North Fork Bancorp., Inc. ..................................         90,963
  800     Old Kent Financial Corp. ...................................         37,200
4,074     Old Republic International Corp. ...........................         91,665
  554     The PMI Group Inc. .........................................         27,354
2,641     PaineWebber Group Inc. .....................................        102,009
2,000     Protective Life Corp. ......................................         79,625
3,033     SouthTrust Corp. ...........................................        112,031
5,100     Sovereign Bancorp., Inc. ...................................         72,675
2,638     T. Rowe Price Associates, Inc. .............................         90,352
  546     Wilmington Trust Corp. .....................................         33,647
-------------------------------------------------------------------------------------
                                                                            2,455,116
-------------------------------------------------------------------------------------
HEALTH CARE -- 11.4%
1,886     Allegiance Corp. ...........................................         87,935
3,644     Bergen Brunswig Corp., Class A Shares.......................        127,085
2,029     Biogen, Inc.+...............................................        168,407
1,427     Biomet, Inc. ...............................................         57,437
2,200     Centocor Inc.+ .............................................         99,275
3,400     Chiron Corp.+ ..............................................         89,038
  900     Covance Inc.+ ..............................................         26,213
2,400     Foundation Health Systems Inc., Class A Shares+.............         28,650
  880     Guidant Corp. ..............................................         97,020
  205     HCR Manor Care, Inc.+ ......................................          6,022
7,313     Health Management Associates, Inc., Class A Shares+.........        158,144
  600     Hillenbrand Industries, Inc. ...............................         34,125
3,051     ICN Pharmaceuticals, Inc. ..................................         69,029
1,500     Lincare Holdings, Inc.+ ....................................         60,844
2,554     McKesson Corp...............................................        201,926
2,248     Mylan Laboratories Inc. ....................................         70,811
6,883     Olsten Corp. ...............................................         50,762
1,701     Omnicare, Inc. .............................................         59,110
2,900     Oxford Health Plans, Inc.+..................................         43,138
1,237     PacifiCare Health Systems, Inc.+ ...........................         98,342
1,400     Quintiles Transnational Corp.+ .............................         74,725
1,794     Stryker Corp. ..............................................         98,782

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       40

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1998
                      DISCIPLINED MID CAP STOCK PORTFOLIO

 2,672    Total Renal Care Holdings, Inc.+.                               $    78,991
2,726     Watson Pharmaceuticals, Inc.+...............................        171,397
-------------------------------------------------------------------------------------
                                                                            2,057,208
-------------------------------------------------------------------------------------
INTEGRATED OILS -- 1.3%
1,080     Ashland Inc. ...............................................         52,245
  875     Murphy Oil Corp. ...........................................         36,094
3,118     Pennzoil-Quaker State Co.+ .................................         46,178
2,970     Tosco Corp. ................................................         76,849
1,159     Valero Energy Corp. ........................................         24,629
-------------------------------------------------------------------------------------
                                                                              235,995
-------------------------------------------------------------------------------------
MATERIALS & PROCESSING -- 5.9%
3,155     Albemarle Corp. ............................................         74,931
2,900     Allied Waste Industries, Inc. ..............................         68,513
1,700     Boise Cascade Corp. ........................................         52,700
3,602     Crompton & Knowles Corp. ...................................         74,516
1,800     Ecolab Inc. ................................................         65,138
2,742     Inland Steel Industries Inc. ...............................         46,271
7,523     Mail-Well, Inc. ............................................         86,044
1,572     Masco Corp. ................................................         45,195
1,900     Mead Corp. .................................................         55,694
2,956     P.H. Glatfelter Co. ........................................         36,581
5,643     Solutia Inc.................................................        126,262
1,805     Sonoco Products Co. ........................................         53,473
1,720     Southdown Inc. .............................................        101,803
1,109     USX-U.S. Steel Group, Inc. .................................         25,507
1,118     Vulcan Materials Co. .......................................        147,087
-------------------------------------------------------------------------------------
                                                                            1,059,715
-------------------------------------------------------------------------------------
PRODUCER DURABLES -- 4.1%
2,842     American Power Conversion Corp.+ ...........................        137,659
2,881     Herman Miller, Inc. ........................................         77,427
1,125     Ingersoll-Rand Co. .........................................         52,805
1,574     National Service Industries, Inc. ..........................         59,812
1,354     Parker-Hannifin Corp. ......................................         44,344
1,655     Pentair, Inc. ..............................................         65,890
1,539     Precision Castparts Corp. ..................................         68,101
1,309     Smith International, Inc.+ .................................         32,970
1,655     Teleflex Inc. ..............................................         75,509
  907     Thomas & Betts Corp. .......................................         39,284
3,889     U.S. Filter Corp.+..........................................         88,961
-------------------------------------------------------------------------------------
                                                                              742,762
-------------------------------------------------------------------------------------
TECHNOLOGY -- 20.3%
2,449     ADC Telecommunications, Inc.+...............................         85,103
  778     Affiliated Computer Services, Inc.+ ........................         35,010
2,594     Aliant Communications, Inc. ................................        106,030

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       41

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1998
                      DISCIPLINED MID CAP STOCK PORTFOLIO

 2,646    Altera Corp.+.                                                  $   161,075
1,600     Analog Devices Inc.+........................................         50,200
4,604     Atmel Corp.+ ...............................................         70,499
5,577     Cadence Design Systems, Inc.+...............................        165,916
  662     Citrix Systems, Inc.+ ......................................         64,255
5,291     Comdisco, Inc. .............................................         89,286
4,081     Compuware Corp.+............................................        318,809
1,500     Comverse Technology, Inc.+ .................................        106,500
1,854     Cordant Technologies Inc. ..................................         69,525
1,474     Fiserv Inc.+ ...............................................         75,819
1,630     General Instrument Corp.+ ..................................         55,318
1,100     Intuit Inc.+ ...............................................         79,750
1,911     Keane, Inc.+................................................         76,321
  900     Legato Systems, Inc.+ ......................................         59,344
1,965     Lexmark International Group, Inc., Class A Shares+..........        197,483
1,561     Linear Technology Corp. ....................................        139,807
2,213     Maxim Integrated Products, Inc.+............................         96,680
  748     Minerals Technologies Inc. .................................         30,621
2,582     Molex Inc. .................................................         98,439
2,993     Networks Associates Inc.+...................................        198,286
1,274     QUALCOMM Inc.+ .............................................         66,009
1,173     Sanmina Corp.+ .............................................         73,313
2,807     Siebel Systems, Inc.+ ......................................         95,263
1,935     Sterling Commerce, Inc.+....................................         87,075
2,582     Storage Technology Corp.+...................................         91,822
3,032     SunGard Data Systems Inc.+..................................        120,333
1,996     Sunstrand Corp. ............................................        103,543
1,909     Symbol Technologies, Inc. ..................................        122,057
1,119     Synopsys, Inc.+.............................................         60,706
2,084     Tech Data Corp.+ ...........................................         83,881
1,600     Teradyne, Inc.+.............................................         67,800
1,188     Tidewater, Inc. ............................................         27,547
  907     Transaction Systems Architects, Inc., Class A Shares+.......         45,350
  514     VERITAS Software Corp.+ ....................................         30,808
1,080     WinStar Communications, Inc.+...............................         42,120
1,832     Xilinx, Inc.+ ..............................................        119,309
-------------------------------------------------------------------------------------
                                                                            3,667,012
-------------------------------------------------------------------------------------
UTILITIES -- 11.3%
1,178     AES Corp.+..................................................         55,808
1,492     ALLTELL Corp. ..............................................         89,240
1,346     Baltimore Gas & Electric Co. ...............................         41,558
2,581     CalEnergy Co. Inc.+.........................................         89,528
2,965     Century Telephone Enterprises, Inc..........................        200,138
  900     CMS Energy Corp. ...........................................         43,594
  958     Dominion Resources, Inc. ...................................         44,787
2,749     El Paso Energy Corp. .......................................         95,700
2,277     FirstEnergy Corp. ..........................................         74,145

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       42

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1998
                      DISCIPLINED MID CAP STOCK PORTFOLIO

   960    GPU, Inc. .                                                     $    42,420
2,321     KeySpan Energy Corp. .......................................         71,951
1,346     MCN Energy Group, Inc. .....................................         25,658
1,817     Minnesota Power Inc. .......................................         79,948
2,300     Montana Power Co. ..........................................        130,094
4,343     NIPSCO Industries, Inc. ....................................        132,190
1,380     National Fuel Gas Co. ......................................         62,359
2,038     New England Electric System.................................         98,079
2,399     Northeast Utilities+........................................         38,384
2,394     OGE Energy Corp. ...........................................         69,276
1,197     PECO Energy Co. ............................................         49,825
2,949     Pinnacle West Capital Corp. ................................        124,964
3,788     Public Service Co. of New Mexico............................         77,417
3,557     SCANA Corp. ................................................        114,713
3,626     TECO Energy, Inc. ..........................................        102,208
3,038     Wisconsin Energy Corp. .....................................         95,507
-------------------------------------------------------------------------------------
                                                                            2,049,491
-------------------------------------------------------------------------------------
          TOTAL COMMON STOCK (Cost -- $14,893,648)....................     16,813,980
-------------------------------------------------------------------------------------

   FACE
  AMOUNT                                SECURITY                               VALUE
---------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATION -- 0.5%
   $95,000    U.S. Treasury Bill, 4.330% due 3/18/99 (Cost -- $94,132)           94,132
              (b).........................................................
---------------------------------------------------------------------------------------
                                                                             16,908,112
              SUB-TOTAL INVESTMENTS (Cost -- $14,987,780).................
---------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 6.6%
 1,191,000    Morgan Stanley Dean Witter & Co., 4.620% due 1/4/99;            1,191,000
              Proceeds at maturity -- $1,191,609; (Fully collateralized by
              U.S. Treasury Notes, 10.750% due 2/15/03; Market value --
              $1,191,611) (Cost -- $1,191,000)............................
---------------------------------------------------------------------------------------
                                                                            $18,099,112
              TOTAL INVESTMENTS -- 100% (Cost -- $16,178,780*)............
---------------------------------------------------------------------------------------

+  Non-income producing security.
(a) Security has been segregated by custodian for open futures contracts.
(b) Security serves as collateral for future contracts.
  * Aggregate cost for Federal income tax purposes is substantially the same

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       43

--------------------------------------------------------------------------------
 BOND RATINGS (UNAUDITED)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Rating Service ("Standard & Poor's") -- Ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA            --   Bonds rated "AAA" have the highest rating assigned by
                    Standard & Poor's. Capacity to pay interest and repay
                    principal is extremely strong.
AA             --   Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
A              --   Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and
                    economic conditions than bonds in higher rated categories.
BBB            --   Bonds rated "BBB" are regarded as having an adequate
                    capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse
                    economic conditions or changing circumstances are more
                    likely to lead to a weakened capacity to pay interest and
                    repay principal for bonds in this category than in higher
                    rated categories.
BB, B and CCC  --   Bonds rated "BB" and "B" are regarded, on balance, as
                    predominantly speculative with respect to capacity to pay
                    interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B, and CCC the highest degree of speculation. While
                    such bonds will likely have some quality and protective
                    characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "Caa", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa            --   Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are
                    generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin
                    and principal is secure. While the various protective
                    elements are likely to change, such changes as can be
                    visualized are most unlikely to impair the fundamentally
                    strong position of such issues.
Aa             --   Bonds rated "Aa" are judged to be of high quality by all
                    standards. Together with the Aaa group they comprise what
                    are generally known as high grade bonds. They are rated
                    lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of
                    protective elements may be of greater amplitude or there may be other elements present which make the long-term risks
                    appear somewhat larger than in Aaa securities.
A              --   Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations.
                    Factors giving security to principal and interest are
                    considered adequate but elements may be present which
                    suggest a susceptibility to impairment some time in the
                    future.
Baa            --   Bonds rated "Baa" are considered as medium grade
                    obligations, i.e., they are neither highly protected nor
                    poorly secured. Interest payments and principal security
                    appear adequate for the present but certain protective
                    elements may be lacking or may be characteristically
                    unreliable over any great length of time. Such bonds lack
                    outstanding investment characteristics and in fact have
                    speculative characteristics as well.
Ba             --   Bonds rated "Ba" are judged to have speculative elements;
                    their future cannot be considered as well assured. Often the protection of interest and principal payments may be very
                    moderate, and therefore not well safeguarded during both
                    good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B              --   Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payment or of maintenance of other terms of the contract over any long period of time may be small.
Caa            --   Bonds rated "Caa" are of poor standing. These issues may be in default, or present elements of danger may exist with
                    respect to principal or interest.
NR             --   Indicates that the bond is not rated by Standard & Poor's or
                    Moody's.
[/TABLE]

--------------------------------------------------------------------------------
 STATEMENTS OF ASSETS AND LIABILITIES                          DECEMBER 31, 1998

                                             TRAVELERS        LAZARD           MFS         FEDERATED                  DISCIPLINED
                                              QUALITY      INTERNATIONAL     EMERGING        HIGH        FEDERATED      MID CAP
                                                BOND           STOCK          GROWTH         YIELD         STOCK         STOCK
                                             PORTFOLIO       PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments -- Cost.....................  $30,292,140     $47,746,455    $126,866,733   $38,431,216   $30,831,447   $14,987,780
  Repurchase agreements -- Cost...........    5,601,000       3,100,000              --     3,273,000     1,438,000     1,191,000
---------------------------------------------------------------------------------------------------------------------------------
  Investments, at value...................  $30,415,521     $51,521,128    $169,993,345   $37,317,311   $34,574,346   $16,908,112
  Repurchase agreements, at value.........    5,601,000       3,100,000              --     3,273,000     1,438,000     1,191,000
  Cash....................................      174,609         148,928          18,269           602           525           576
  Collateral for securities on loan (Note
    9)....................................           --       1,062,000              --            --            --            --
  Dividends and interest receivable.......      341,962          42,524          21,566       592,789        51,888        12,869
  Receivable for open forward foreign
    currency contracts (Note 7)...........           --           4,811              --            --            --            --
  Receivable for securities sold..........           --              --         140,502            --            --     1,880,852
  Receivable from broker -- variation
    margin................................           --              --              --            --            --        22,276
  Receivable for Fund shares sold.........      124,724         103,840         378,170        15,143        57,401        47,837
  Receivable from affiliate...............        2,351              --           4,833            --            --        33,998
---------------------------------------------------------------------------------------------------------------------------------
  TOTAL ASSETS............................   36,660,167      55,983,231     170,556,685    41,198,845    36,122,160    20,097,520
---------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities on loan (Note
    9)....................................           --       1,062,000              --            --            --            --
  Payable for open forward foreign
    currency contracts (Note 7)...........           --          16,807              --            --            --            --
  Investment advisory fees payable........        9,275          34,608          95,315        21,990        17,930        10,122
  Administration fees payable.............        1,829           2,539          12,004         2,029         1,721           866
  Payable for securities purchased........    1,111,608       1,799,210         331,383       156,338       652,128       601,416
  Accrued expenses........................       30,060          59,766          58,859        29,744        30,254        25,296
---------------------------------------------------------------------------------------------------------------------------------
  TOTAL LIABILITIES.......................    1,152,772       2,974,930         497,561       210,101       702,033       637,700
---------------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS..........................  $35,507,395     $53,008,301    $170,059,124   $40,988,744   $35,420,127   $19,459,820
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital.........................  $35,118,991     $49,463,121    $128,975,715   $42,049,120   $31,256,202   $16,356,605
  Undistributed net investment income.....          854             475              --            --         2,365        51,154
  Accumulated net realized gain (loss) on
    security transactions, foreign
    currencies and futures contracts......      264,169        (211,873)     (2,043,324)       59,057       418,661     1,064,772
  Net unrealized appreciation
    (depreciation) of investments, futures
    contracts and foreign currencies......      123,381       3,756,578      43,126,733    (1,119,433)    3,742,899     1,987,289
---------------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS..........................  $35,507,395     $53,008,301    $170,059,124   $40,988,744   $35,420,127   $19,459,820
---------------------------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING........................    3,301,090       4,114,048      10,081,086     3,689,694     2,262,329     1,356,946
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, PER SHARE................       $10.76          $12.88          $16.87        $11.11        $15.66        $14.34
---------------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF OPERATIONS                   FOR THE YEAR ENDED DECEMBER 31, 1998

                                                 TRAVELERS       LAZARD           MFS       FEDERATED                 DISCIPLINED
                                                  QUALITY     INTERNATIONAL    EMERGING        HIGH      FEDERATED      MID CAP
                                                    BOND          STOCK         GROWTH        YIELD        STOCK         STOCK
                                                 PORTFOLIO      PORTFOLIO      PORTFOLIO    PORTFOLIO    PORTFOLIO     PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest.....................................  $1,304,774    $  158,597     $   326,415   $2,617,653   $   60,966   $   46,849
  Dividends....................................          --       504,148         144,780      104,299      455,019      106,573
  Less: Foreign withholding tax................          --       (54,777)         (2,071)          --       (4,990)          --
---------------------------------------------------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME......................   1,304,774       607,968         469,124    2,721,952      510,995      153,422
---------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fees (Note 2)............      68,452       246,573         837,712      185,665      155,197       75,088
  Audit and legal..............................      19,405        17,800          21,500       21,706       21,131       14,500
  Pricing service fees.........................      16,586         8,302             400        1,621           --           --
  Administration fees (Note 2).................      12,704        17,955          67,017       17,138       14,899        6,436
  Shareholder and system servicing fees........       8,740         7,815           7,010        7,581        7,457        7,340
  Shareholder communications...................       3,381         8,000          23,000        6,000        5,001        2,000
  Custody......................................       2,973        59,616          36,500        6,000        7,340       24,450
  Trustees' fees...............................       1,000         2,000           2,800        2,936        2,902           --
  Registration fees............................          --         3,000           1,500        1,000           --           --
  Other........................................       1,200         2,534           1,384        9,174       12,462        1,229
---------------------------------------------------------------------------------------------------------------------------------
  TOTAL EXPENSES...............................     134,441       373,595         998,823      258,821      226,389      131,043
  Less: Expense reimbursement (Note 2).........          --            --              --           --           --      (29,138)
---------------------------------------------------------------------------------------------------------------------------------
  NET EXPENSES.................................     134,441       373,595         998,823      258,821      226,389      101,905
---------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)...................   1,170,333       234,373        (529,699)   2,463,131      284,606       51,517
---------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, FUTURES CONTRACTS AND FOREIGN
CURRENCIES (NOTES 3, 5 AND 7):
  Realized Gain (Loss) From:
    Security transactions (excluding short-term
     securities)...............................     505,011       708,244      (1,228,852)     196,895    1,324,694    1,051,055
    Foreign currency transactions..............          --      (519,467)          3,362           --           --           --
    Futures contracts..........................          --            --              --           --           --       36,373
---------------------------------------------------------------------------------------------------------------------------------
  NET REALIZED GAIN (LOSS).....................     505,011       188,777      (1,225,490)     196,895    1,324,694    1,087,428
---------------------------------------------------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation
  (Depreciation) of Investments, Futures
  Contracts and Foreign Currencies:
    Beginning of year..........................      62,830       613,193       5,784,835      518,084    1,360,255      553,589
    End of year................................     123,381     3,756,578      43,126,733   (1,119,433)   3,742,899    1,987,289
---------------------------------------------------------------------------------------------------------------------------------
  CHANGE IN NET UNREALIZED APPRECIATION
    (DEPRECIATION).............................      60,551     3,143,385      37,341,898   (1,637,517)   2,382,644    1,433,700
---------------------------------------------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS, FUTURES
  CONTRACTS AND FOREIGN CURRENCIES.............     565,562     3,332,162      36,116,408   (1,440,622)   3,707,338    2,521,128
---------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS.........  $1,735,895    $3,566,535     $35,586,709   $1,022,509   $3,991,944   $2,572,645
---------------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS        FOR THE YEAR ENDED DECEMBER 31, 1998

                                             TRAVELERS        LAZARD           MFS
                                              QUALITY      INTERNATIONAL     EMERGING      FEDERATED     FEDERATED    DISCIPLINED
                                                BOND           STOCK          GROWTH      HIGH YIELD       STOCK        MID CAP
                                             PORTFOLIO       PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO       STOCK
-------------------------------------------------------------------------------------------------------------------    PORTFOLIO
OPERATIONS:
  Net investment income (loss)............  $ 1,170,333    $    234,373    $   (529,699)  $ 2,463,131   $   284,606   $    51,517
  Net realized gain (loss)................      505,011         188,777      (1,225,490)      196,895     1,324,694     1,087,428
  Change in net unrealized appreciation
     (depreciation).......................       60,551       3,143,385      37,341,898    (1,637,517)    2,382,644     1,433,700
-------------------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM
     OPERATIONS...........................    1,735,895       3,566,535      35,586,709     1,022,509     3,991,944     2,572,645
-------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income...................   (1,166,254)       (172,299)             --    (2,424,991)     (283,680)           --
  Net realized gains......................     (301,730)       (430,710)             --      (203,459)   (1,053,266)     (169,722)
-------------------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM
     DISTRIBUTIONS TO SHAREHOLDERS........   (1,467,984)       (603,009)             --    (2,628,450)   (1,336,946)     (169,722)
-------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 10):
  Net proceeds from sale of shares........   25,413,325      56,682,700      74,091,479    29,338,305    23,019,020    11,121,611
  Net asset value of shares issued for
     reinvestment of dividends............    1,467,984         603,009              --     2,628,450     1,336,946       169,722
  Cost of shares reacquired...............   (1,109,975)    (21,469,988)     (9,966,117)   (3,421,555)   (3,690,826)     (403,490)
-------------------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM FUND SHARE
     TRANSACTIONS.........................   25,771,334      35,815,721      64,125,362    28,545,200    20,665,140    10,887,843
-------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS....................   26,039,245      38,779,247      99,712,071    26,939,259    23,320,138    13,290,766
NET ASSETS:
  Beginning of year.......................    9,468,150      14,229,054      70,347,053    14,049,485    12,099,989     6,169,054
-------------------------------------------------------------------------------------------------------------------
  END OF YEAR*............................  $35,507,395    $ 53,008,301    $170,059,124   $40,988,744   $35,420,127   $19,459,820
-------------------------------------------------------------------------------------------------------------------
* Includes undistributed net investment
     income of:                                    $854            $475              --            --        $2,365       $51,154
-------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS        FOR THE YEAR ENDED DECEMBER 31, 1997

                                                              LAZARD           MFS
                                             TRAVELERS     INTERNATIONAL    EMERGING      FEDERATED     FEDERATED    DISCIPLINED
                                            QUALITY BOND       STOCK         GROWTH      HIGH YIELD       STOCK        MID CAP
                                             PORTFOLIO       PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO       STOCK
------------------------------------------------------------------------------------------------------------------   PORTFOLIO(1)
OPERATIONS:
  Net investment income (loss)............   $  373,606     $    52,418    $  (154,017)  $   684,101   $    82,351    $   27,096
  Net realized gain.......................       82,605          40,811        716,837       124,459       835,698       554,978
  Increase in net unrealized
     appreciation.........................       14,813         302,126      5,804,059       308,801     1,026,982       553,589
------------------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM
     OPERATIONS...........................      471,024         395,355      6,366,879     1,117,361     1,945,031     1,135,663
------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income...................     (372,556)        (83,633)            --      (674,991)      (80,912)      (27,096)
  Net realized gain.......................      (25,992)        (43,960)    (1,166,235)     (108,965)     (688,465)     (408,275)
  Capital.................................           --              --        (28,057)           --            --            --
------------------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM
     DISTRIBUTIONS TO SHAREHOLDERS........     (398,548)       (127,593)    (1,194,292)     (783,956)     (769,377)     (435,371)
------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 10):
  Net proceeds from sale of shares........    3,953,455      10,987,549     51,846,752     7,584,598    11,893,958     5,057,979
  Net asset value of shares issued for
     reinvestment of dividends............      398,548         127,591      1,194,292       783,956       769,377       435,371
  Cost of shares reacquired...............     (228,848)     (1,476,177)      (790,424)      (33,577)   (5,118,527)      (24,588)
------------------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM FUND SHARE
     TRANSACTIONS.........................    4,123,155       9,638,963     52,250,620     8,334,977     7,544,808     5,468,762
------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS....................    4,195,631       9,906,725     57,423,207     8,668,382     8,720,462     6,169,054
NET ASSETS:
  Beginning of year.......................    5,272,519       4,322,329     12,923,846     5,381,103     3,379,527            --
------------------------------------------------------------------------------------------------------------------
  END OF YEAR*............................   $9,468,150     $14,229,054    $70,347,053   $14,049,485   $12,099,989    $6,169,054
------------------------------------------------------------------------------------------------------------------
* Includes undistributed (overdistributed)
  net investment   income of:                    $1,050        $(53,470)            --            --        $1,439             --
------------------------------------------------------------------------------------------------------------------

(1) For the period from April 1, 1997 (commencement of operations) to December 31, 1997.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS

     1.  SIGNIFICANT ACCOUNTING POLICIES

     The Travelers Quality Bond, Lazard International Stock, MFS Emerging Growth, Federated High Yield, Federated Stock and Disciplined Mid Cap Stock Portfolio, formerly known as Mid Cap Disciplined Equity Fund ("Portfolio(s)") are separate investment portfolios of The Travelers Series Trust ("Trust"). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company and consists of these portfolios and fourteen other separate investment portfolios: U.S. Government Securities, Social Awareness Stock, Utilities, Large Cap, Equity Income, Convertible Bond, MFS Research, MFS Mid Cap Growth, Disciplined Small Cap Stock, Strategic Stock, Zero Coupon Bond Fund Portfolio Series 2000, Zero Coupon Bond Fund Portfolio Series 2005, NWQ Large Cap and Jurika & Voyles Core Equity Portfolios. Shares of the Trust are offered only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts. The financial statements and financial highlights for the other portfolios are presented in separate annual reports.

     The significant accounting policies consistently followed by the Portfolios are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets or, if there were no sales during the day, at current quoted bid price; securities primarily traded on foreign exchanges are generally valued at the closing values of such securities on their respective exchanges, except that when a significant occurrence exists subsequent to the time a value was so established and it is likely to have significantly changed the value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees; securities traded in the over-the-counter market are valued on the basis of the bid price at the close of business on each day; U.S. government agencies and obligations are valued at the mean between the last reported bid and ask prices; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (e) securities that have a maturity of 60 days or more are valued at prices based on market quotations for securities of similar type, yield and maturity; (f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis and dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after a Portfolio determines the existence of a dividend declaration after exercising reasonable due diligence; (g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) the accounting records of the Portfolios are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (j) the Portfolios intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (k) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1998, reclassifications were made to the Portfolios' capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of overdistributed net investment income amounting to $9 and $318,844 was reclassified to paid-in capital for Lazard International Stock and MFS Emerging Growth, respectively. Net investment income, net realized gains and net assets for each Portfolio were not affected by these changes; and (l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     In addition, the Lazard International Stock and MFS Emerging Growth Portfolios may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when the contracts are settled.

     2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS

     Travelers Asset Management International Corporation ("TAMIC"), an indirect wholly owned subsidiary of Citigroup, Inc., acts as investment adviser to the Travelers Quality Bond ("TQB"), Lazard International Stock ("LIS"), MFS Emerging Growth ("MEG"), Federated High Yield ("FHY"), Federated Stock ("FSP") and Disciplined Mid Cap Stock ("DMCS")

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Portfolios. TQB, LIS, MEG, FHY, FSP and DMCS each pay TAMIC an investment advisory fee calculated at the annual rate of 0.3233%, 0.825%, 0.75%, 0.65%, 0.625% and 0.70%, respectively, of the average daily net assets. This fee is calculated daily and paid monthly.

     TAMIC has entered into sub-advisory agreements with Lazard Freres Asset Management ("Lazard"), Massachusetts Financial Services ("MFS"), Federated Investment Counseling ("Federated") and Travelers Investment Management Co., Inc. ("TIMCO"). Pursuant to each sub-advisory agreement, Lazard, MFS and TIMCO are responsible for the day-to-day portfolio operations and investment decisions for LIS, MEG and DMCS, respectively. Federated is responsible for the day-to-day portfolio operations and investment decisions for FHY and FSP. As a result, the following fees are paid and calculated at an annual rate:

          - TAMIC pays Lazard 0.475% of LIS's average daily net assets.

          - TAMIC pays MFS 0.375% of MEG's average daily net assets.

          - TAMIC pays Federated 0.40% and 0.375% of the average daily net assets of FHY and FSP, respectively.

          - DMCS pays TIMCO 0.35% of DMCS's average daily net assets.

These fees are calculated daily and paid monthly.

     Travelers Insurance Company ("Travelers Insurance") acts as administrator to the Portfolios. The Portfolios pay Travelers Insurance an administration fee calculated at an annual rate of 0.06% of its average daily net assets. Travelers Insurance has entered into a sub-administrative service agreement with Mutual Management Corp. ("MMC"), a subsidiary of Salomon Smith Barney Holdings Inc. Travelers Insurance pays MMC, as sub-administrator, a fee calculated at an annual rate of 0.06% of the average daily net assets of the Portfolios. This fee is calculated daily and paid monthly.

     For the year ended December 31, 1998, Travelers Insurance reimbursed expenses in the amount of $29,138 for DMCS.

     One Trustee and all officers of the Trust are employees of Citigroup Inc., or its subsidiaries.

     3.  INVESTMENTS

     The aggregate costs of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities), during the year ended December 31, 1998 were as follows:

                         PORTFOLIO                             PURCHASES        SALES
----------------------------------------------------------------------------------------
Travelers Quality Bond Portfolio............................  $ 90,575,166   $69,625,383
Lazard International Stock Portfolio........................    46,472,206    12,365,689
MFS Emerging Growth Portfolio...............................   146,702,576    82,737,157
Federated High Yield Portfolio..............................    33,161,515     8,206,330
Federated Stock Portfolio...................................    26,663,309     7,371,469
Disciplined Mid Cap Stock Portfolio.........................    20,096,796    10,831,031
----------------------------------------------------------------------------------------

     At December 31, 1998, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                 GROSS          GROSS       NET UNREALIZED
                                                               UNREALIZED     UNREALIZED     APPRECIATION
                         PORTFOLIO                            APPRECIATION   DEPRECIATION   (DEPRECIATION)
-----------------------------------------------------------------------------------------
Travelers Quality Bond Portfolio............................  $   177,041    $   (53,660)    $   123,381
Lazard International Stock Portfolio........................    5,762,882     (1,988,209)      3,774,673
MFS Emerging Growth Portfolio...............................   47,250,391     (4,123,779)     43,126,612
Federated High Yield Portfolio..............................      589,625     (1,703,530)     (1,113,905)
Federated Stock Portfolio...................................    5,148,369     (1,405,470)      3,742,899
Disciplined Mid Cap Stock Portfolio.........................    2,519,370       (599,038)      1,920,332
-----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     4.  REPURCHASE AGREEMENTS

     The Portfolios purchase (and their custodians take possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolios require continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

     5.  FUTURES CONTRACTS

     The LIS, MEG and DMCS Portfolios may from time to time enter into futures contracts.

     Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract.

     The Portfolios enter into such contracts to hedge a portion of their portfolios. The Portfolios bear the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

     At December 31, 1998, DMCS had the following open futures contracts:

                                      EXPIRATION        # OF         BASIS         MARKET      UNREALIZED
                                      MONTH/YEAR      CONTRACTS      VALUE         VALUE          GAIN
---------------------------------------------------------------------------------------------------------
FUTURES CONTRACTS TO BUY:
Mid Cap 400 Index...................     3/99            11        $2,087,668    $2,154,625     $66,957
---------------------------------------------------------------------------------------------------------

     6.  OPTIONS CONTRACTS

     The LIS, MEG, FHY and DMCS Portfolios may from time to time enter into options contracts.

     Premiums paid when put or call options are purchased by the Portfolios, represent investments, which are "marked-to-market" daily. When a purchased option expires, the Portfolios will realize a loss in the amount of the premium paid. When the Portfolios enter into a closing sales transaction, the Portfolios will realize a gain or loss depending on whether the proceeds from the closing sales transactions are greater or less than the premium paid for the option. When the Portfolios exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolios exercise a call option, the cost of the security which the Portfolios purchase upon exercise will be increased by the premium originally paid.

     At December 31, 1998, the Portfolios had no open purchased put or call option contracts.

     When Portfolios write a covered call or put option, an amount equals to the premium received by the Portfolios is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolios realize a gain. When the Portfolios enter into a closing purchase transaction, the Portfolios realize a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolios purchased upon exercise. When written index options are exercised, settlement is made in cash.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     The risk associated with purchasing options is limited to the premium originally paid. The Portfolios enter into options for hedging purposes. The risk in writing a covered call option is that the Portfolios give up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Portfolios are exposed to the risk of a loss if the market price of the underlying security declines.

     During the year ended December 31, 1998, the Portfolios did not write any options.

     7.  FORWARD FOREIGN CURRENCY CONTRACTS

     LIS and MFS may enter into forward foreign currency contracts.

     At December 31, 1998, LIS had open forward foreign currency contracts as described below. The Portfolio bears the market risk that arises from changes in foreign currency exchange rates. The unrealized gain (loss) on the contracts reflected in the accompanying financial statements were as follows:

                                                     LOCAL          MARKET     SETTLEMENT    UNREALIZED
                FOREIGN CURRENCY                    CURRENCY        VALUE         DATE       GAIN (LOSS)
--------------------------------------------------------------------------------------------------------
TO BUY:
Australian Dollar................................     142,537      $ 87,437      1/5/99       $ (1,477)
Australian Dollar................................     155,416        95,338      1/6/99         (1,615)
British Pound....................................     325,065       540,714      1/7/99         (4,590)
British Pound....................................      54,189        90,138      1/8/99           (298)
Danish Krone.....................................     581,740        91,417      1/5/99         (2,281)
Dutch Guilder....................................     189,366       100,929      1/5/99            507
Japanese Yen.....................................  37,134,619       329,432      1/5/99          4,304
Singapore Dollar.................................     152,281        92,350      1/6/99         (1,298)
Spanish Peseta...................................  26,633,361       188,001      1/4/99         (2,862)
Swedish Krona....................................     782,340        96,538      1/5/99           (551)
Swiss Franc......................................     119,708        87,194      1/4/99         (1,835)
--------------------------------------------------------------------------------------------------------
Net Unrealized Loss on Forward Foreign Currency
  Contracts......................................                                             $(11,996)
--------------------------------------------------------------------------------------------------------

     8.  FOREIGN SECURITIES

     Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

     9.  LENDING OF PORTFOLIO SECURITIES

     The Portfolios have an agreement with their custodian whereby the custodian may lend securities owned by a Portfolio to brokers, dealers and other financial organizations. Fees earned by the Portfolios on securities lending are recorded as interest income. Loans of securities by the Portfolios are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Portfolios maintain exposure for the risk of any losses in the investments of amounts received as collateral.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     At December 31, 1998, LIS loaned common stocks having a value of approximately $1,012,091 and holds the following collateral for loaned securities:

                    SECURITY DESCRIPTION                        VALUE
------------------------------------------------------------------------
TIME DEPOSITS:
  Bayerische Landesbank, Munich, 8.375% due 1/4/99..........  $   57,633
  Commerzbank AG, Frankfurt, 7.125% due 1/4/99..............      50,853
  Landesbank Hessen Thuringen, 6.750% due 1/4/99............      50,853
  Toronto Dominion-Grand Cayman, 5.750% due 1/4/99..........      50,853
  Unibank, 5.750% due 1/4/99................................      50,853
COMMERCIAL PAPER:
  Alpine Securitization Corp., 5.503% due 1/4/99............      50,822
  Citibank Capital Markets, 5.303% due 1/4/99...............      50,822
  General Electric Credit, 5.133% due 1/4/99................      51,136
  Market Street Funding, 5.353% due 1/4/99..................      50,822
  New Center Asset Trust, 5.553% due 1/4/99.................      50,821
  Newport Funding Corp., 5.503% due 1/4/99..................      50,822
  Sheffield Receivable Corp., 5.253% due 1/4/99.............      50,822
  Twin Towers Inc., 5.503% due 1/4/99.......................      50,822
MONEY MARKET FUND:
  Dreyfus Cash Management, 4.928% due 1/4/99................      50,853
  Dreyfus Cash Management Plus, 4.979% due 1/4/99...........      50,853
REPURCHASE AGREEMENTS:
  JP Morgan Securities, GNMA Collateralized, 5.500% due
     1/4/99.................................................      92,340
  Merrill Lynch Securities, AAA Asset Backed, 5.580% due
     1/4/99.................................................     200,020
------------------------------------------------------------------------
Total.......................................................  $1,062,000
------------------------------------------------------------------------

     Interest income earned by LIS from securities loaned for the year ended December 31, 1998 was $10,853.

   10.  SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest without par value. Transactions in shares of each Portfolio were as follows:

                                                                YEAR ENDED             YEAR ENDED
                                                             DECEMBER 31, 1998      DECEMBER 31, 1997
------------------------------------------------------------------------------
TRAVELERS QUALITY BOND PORTFOLIO
Shares sold..............................................        2,353,028                387,874
Shares issued on reinvestment............................          136,485                 25,688
Shares redeemed..........................................         (102,056)               (21,988)
------------------------------------------------------------------------------
Net Increase.............................................        2,387,457                391,574
------------------------------------------------------------------------------
LAZARD INTERNATIONAL STOCK PORTFOLIO
Shares sold..............................................        4,545,655                946,470
Shares issued on reinvestment............................           46,711                 11,082
Shares redeemed..........................................       (1,708,356)              (128,394)
------------------------------------------------------------------------------
Net Increase.............................................        2,884,010                829,158
------------------------------------------------------------------------------
MFS EMERGING GROWTH PORTFOLIO
Shares sold..............................................        5,189,246              4,341,790
Shares issued on reinvestment............................               --                101,412
Shares redeemed..........................................         (709,159)               (67,367)
------------------------------------------------------------------------------
Net Increase.............................................        4,480,087              4,375,835
------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                                YEAR ENDED             YEAR ENDED
                                                             DECEMBER 31, 1998      DECEMBER 31, 1997
------------------------------------------------------------------------------
FEDERATED HIGH YIELD PORTFOLIO
Shares sold..............................................        2,511,163                655,864
Shares issued on reinvestment............................          236,428                 69,193
Shares redeemed..........................................         (296,346)                (2,983)
------------------------------------------------------------------------------
Net Increase.............................................        2,451,245                722,074
------------------------------------------------------------------------------
FEDERATED STOCK PORTFOLIO
Shares sold..............................................        1,542,339                916,896
Shares issued on reinvestment............................           85,478                 55,752
Shares redeemed..........................................         (240,375)              (402,093)
------------------------------------------------------------------------------
Net Increase.............................................        1,387,442                570,555
------------------------------------------------------------------------------
DISCIPLINED MID CAP STOCK PORTFOLIO*
Shares sold..............................................          883,471                461,398
Shares issued on reinvestment............................           12,780                 35,196
Shares redeemed..........................................          (34,061)                (1,838)
------------------------------------------------------------------------------
Net Increase.............................................          862,190                494,756
------------------------------------------------------------------------------

* For the period from April 1, 1997 (commencement of operations) to December 31, 1997.

   11.  CAPITAL LOSS CARRYFORWARD

     At December 31, 1998, MFS Emerging Growth Portfolio had, for Federal income tax purposes, approximately $882,000 of capital loss carryforward, expiring in December 2006, available to offset future capital gains. To the extent that these carryforward losses can be used to offset realized capital gains, it is probable that such gains will not be distributed.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each year ended December 31:

              TRAVELERS QUALITY BOND PORTFOLIO                 1998         1997        1996(1)
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR..........................   $10.36      $10.10       $10.00
-----------------------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
  Net investment income(2)..................................     0.37        0.43         0.19
  Net realized and unrealized gain..........................     0.51        0.29         0.16
-----------------------------------------------------------------------------------------------
Total Income From Operations................................     0.88        0.72         0.35
-----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.....................................    (0.37)      (0.43)       (0.19)
  Net realized gain.........................................    (0.11)      (0.03)       (0.06)
-----------------------------------------------------------------------------------------------
Total Distributions.........................................    (0.48)      (0.46)       (0.25)
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR................................   $10.76      $10.36       $10.10
-----------------------------------------------------------------------------------------------
TOTAL RETURN................................................     8.49%       7.14%        3.56%++
-----------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S).............................  $35,507      $9,468       $5,273
-----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(2)(3)............................................     0.63%       0.75%        0.75%+
  Net investment income.....................................     5.51        5.80         5.62+
-----------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.....................................      364%        295%          35%
-----------------------------------------------------------------------------------------------

(1) For the period from August 30, 1996 (commencement of operations) to December 31, 1996.

(2) Travelers Insurance has waived part or all of its fees for the year ended December 31, 1997 and the period ended December 31, 1996. In addition, Travelers Insurance has reimbursed the Portfolio for $10,901 of the Portfolio's expenses for the period ended December 31, 1996. If such fees were not waived or reimbursed, the per share decrease in net investment income and the actual expense ratios would have been as follows:

                      PER SHARE DECREASES                EXPENSE RATIOS WITHOUT
                    IN NET INVESTMENT INCOME         FEE WAIVERS AND REIMBURSEMENT
                    ------------------------         ------------------------------
1997                         $0.03                                1.13%
1996                          0.03                                1.76+

(3) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.75%.

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

 +  Annualized.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)

For a share of beneficial interest outstanding throughout each year ended December 31:

            LAZARD INTERNATIONAL STOCK PORTFOLIO              1998(1)     1997      1996(2)
-------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR..........................   $11.57     $10.78    $10.00
-------------------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
  Net investment income(3)..................................     0.10       0.05      0.02
  Net realized and unrealized gain..........................     1.37       0.87      0.76
-------------------------------------------------------------------------------------------
Total Income From Operations................................     1.47       0.92      0.78
-------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.....................................    (0.04)     (0.09)       --
  Net realized gain.........................................    (0.12)     (0.04)       --
-------------------------------------------------------------------------------------------
Total Distributions.........................................    (0.16)     (0.13)       --
-------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR................................   $12.88     $11.57    $10.78
-------------------------------------------------------------------------------------------
TOTAL RETURN................................................    12.59%      8.50%     7.80%++
-------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S).............................  $53,008    $14,229    $4,322
-------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(3)(4)............................................     1.25%      1.25%     1.25%+
  Net investment income.....................................     0.78       0.66      0.42+
-------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.....................................       44%        22%        9%
-------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the year.

(2) For the period from August 1, 1996 (commencement of operations) to December 31, 1996.

(3) Travelers Insurance has waived part or all of its fees the year ended December 31, 1997 and the period ended December 31, 1996. In addition, Travelers Insurance has reimbursed the Portfolio for $12,454 of the Portfolio's expenses for the period ended December 31, 1996. If such fees were not waived or reimbursed, the per share decrease in net investment income and the actual expense ratios would have been as follows:

                      PER SHARE DECREASES                EXPENSE RATIOS WITHOUT
                    IN NET INVESTMENT INCOME         FEE WAIVERS AND REIMBURSEMENT
                    ------------------------         ------------------------------
1997                          0.03                                1.76
1996                          0.07                                2.87+

(4) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.25%.

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

 +  Annualized.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)

For a share of beneficial interest outstanding throughout each year ended December 31:

               MFS EMERGING GROWTH PORTFOLIO                  1998(1)      1997      1996(2)
--------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR..........................    $12.56     $10.55     $10.00
--------------------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
  Net investment income (loss)(3)...........................     (0.07)     (0.03)      0.03
  Net realized and unrealized gain..........................      4.38       2.26       0.57
--------------------------------------------------------------------------------------------
Total Income From Operations................................      4.31       2.23       0.60
--------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.....................................        --         --      (0.03)
  Net realized gain.........................................        --      (0.21)     (0.01)
  Capital...................................................        --      (0.01)     (0.01)
--------------------------------------------------------------------------------------------
Total Distributions.........................................        --      (0.22)     (0.05)
--------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR................................    $16.87     $12.56     $10.55
--------------------------------------------------------------------------------------------
TOTAL RETURN................................................     34.32%     21.15%      6.00%++
--------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S).............................  $170,059    $70,347    $12,924
--------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(3)(4)............................................      0.89%      0.95%      0.95%+
  Net investment income (loss)..............................     (0.47)     (0.40)      0.55+
--------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.....................................        77%        94%        49%
--------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the year.

(2) For the period from August 30, 1996 (commencement of operations) to December 31, 1996.

(3) Travelers Insurance has waived part or all of its fees for the year ended December 31, 1997 and the period ended December 31, 1996. In addition, Travelers Insurance has reimbursed the Portfolio for $16,407 of the Portfolio's expenses for the period ended December 31, 1996. If such fees were not waived or reimbursed, the per share decrease in net investment income and the actual expense ratios would have been as follows:

                      PER SHARE DECREASES                EXPENSE RATIOS WITHOUT
                    IN NET INVESTMENT INCOME         FEE WAIVERS AND REIMBURSEMENT
                    ------------------------         ------------------------------
1997                         $0.01                                1.05%
1996                          0.06                                2.09+

(4) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.95%.

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

 +  Annualized.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)

For a share of beneficial interest outstanding throughout each year ended December 31:

               FEDERATED HIGH YIELD PORTFOLIO                  1998         1997        1996(1)
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR..........................   $11.34       $10.42      $10.00
-----------------------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
  Net investment income(2)..................................     0.71         0.60        0.31
  Net realized and unrealized gain (loss)...................    (0.18)        1.01        0.46
-----------------------------------------------------------------------------------------------
Total Income From Operations................................     0.53         1.61        0.77
-----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.....................................    (0.71)       (0.60)      (0.31)
  Net realized gain.........................................    (0.05)       (0.09)      (0.04)
-----------------------------------------------------------------------------------------------
Total Distributions.........................................    (0.76)       (0.69)      (0.35)
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR................................   $11.11       $11.34      $10.42
-----------------------------------------------------------------------------------------------
TOTAL RETURN................................................     4.71%       15.45%       7.61%++
-----------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S).............................  $40,989      $14,049      $5,381
-----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(2)(3)............................................     0.90%        0.95%       0.95%+
  Net investment income.....................................     8.60         8.82        8.78+
-----------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.....................................       31%          43%         23%
-----------------------------------------------------------------------------------------------

(1) For the period from August 30, 1996 (commencement of operations) to December 31, 1996.

(2) Travelers Insurance has waived part or all of its fees for the year ended December 31, 1997 and the period ended December 31, 1996. In addition, Travelers Insurance has reimbursed the Portfolio for $9,268 of the Portfolio's expenses for the period ended December 31, 1996. If such fees were not waived or reimbursed, the per share decrease in net investment income and the actual expense ratios would have been as follows:

                      PER SHARE DECREASES                EXPENSE RATIOS WITHOUT
                    IN NET INVESTMENT INCOME         FEE WAIVERS AND REIMBURSEMENT
                    ------------------------         ------------------------------
1997                         $0.01                                1.14%
1996                          0.04                                2.19+

(3) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.95%.

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

 +  Annualized.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)

For a share of beneficial interest outstanding throughout the year ended December 31:

                 FEDERATED STOCK PORTFOLIO                     1998         1997        1996(1)
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR..........................   $13.83       $11.10      $10.00
-----------------------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
  Net investment income(2)..................................     0.13         0.10        0.06
  Net realized and unrealized gain..........................     2.33         3.60        1.20
-----------------------------------------------------------------------------------------------
Total Income From Operations................................     2.46         3.70        1.26
-----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.....................................    (0.13)       (0.10)      (0.06)
  Net realized gain.........................................    (0.50)       (0.87)      (0.09)
  Capital...................................................       --           --       (0.01)
-----------------------------------------------------------------------------------------------
Total Distributions.........................................    (0.63)       (0.97)      (0.16)
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR................................   $15.66       $13.83      $11.10
-----------------------------------------------------------------------------------------------
TOTAL RETURN................................................    17.84%       33.41%      12.61%++
-----------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S).............................  $35,420      $12,100      $3,380
-----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(2)(3)............................................     0.91%        0.95%       0.95%+
  Net investment income.....................................     1.14         1.11        1.55+
-----------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.....................................       31%          74%         11%
-----------------------------------------------------------------------------------------------

(1) For the period from August 30, 1996 (commencement of operations) to December 31, 1996.

(2) Travelers Insurance has waived part or all of its fees for the year ended December 31, 1997 and the period ended December 31, 1996. In addition, Travelers Insurance has reimbursed the Portfolio for $15,460 of the Portfolio's expenses for the period ended December 31, 1996. If such fees were not waived or reimbursed, the per share decrease in net investment income and the actual expense ratios would have been as follows:

                      PER SHARE DECREASES                EXPENSE RATIOS WITHOUT
                    IN NET INVESTMENT INCOME         FEE WAIVERS AND REIMBURSEMENT
                    ------------------------         ------------------------------
1997                         $0.02                                1.16%
1996                          0.08                                3.03+

(3) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.95%.

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

 +  Annualized.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)

For a share of beneficial interest outstanding throughout the year ended December 31:

            DISCIPLINED MID CAP STOCK PORTFOLIO                1998        1997(1)
----------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR..........................  $ 12.47      $10.00
----------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
  Net investment income(2)..................................     0.04        0.06
  Net realized and unrealized gain..........................     2.05        3.37
----------------------------------------------------------------------------------
Total Income From Operations................................     2.09        3.43
----------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.....................................       --       (0.06)
  Net realized gain.........................................    (0.22)      (0.90)
----------------------------------------------------------------------------------
Total Distributions.........................................    (0.22)      (0.96)
----------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR................................  $ 14.34      $12.47
----------------------------------------------------------------------------------
TOTAL RETURN................................................    16.91%      34.38%++
----------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S).............................  $19,460      $6,169
----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(2)(3)............................................     0.95%       0.95%+
  Net investment income.....................................     0.48        0.85+
----------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.....................................      109%         74%
----------------------------------------------------------------------------------

(1) For the period from April 1, 1997 (commencement of operations) to December 31, 1997.

(2) Travelers Insurance has waived all or a portion of its fees for the year ended December 31, 1998 and the period ended December 31, 1997. In addition, Travelers Insurance has reimbursed the Portfolio for $3,564 of the Portfolio's expenses for the period ended December 31, 1997. If such fees were not waived or reimbursed, the per share decrease in net investment income and the actual expense ratios would have been as follows:

                      PER SHARE DECREASES                EXPENSE RATIOS WITHOUT
                    IN NET INVESTMENT INCOME         FEE WAIVERS AND REIMBURSEMENT
                    ------------------------         ------------------------------
1998                         $0.02                                1.22%
1997                          0.08                                1.82+

(3) As a result of voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.95%.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+  Annualized.

--------------------------------------------------------------------------------
 INDEPENDENT AUDITORS' REPORT

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
THE TRAVELERS SERIES TRUST:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Travelers Quality Bond, Lazard International Stock, MFS Emerging Growth, Federated High Yield, Federated Stock and Disciplined Mid Cap Stock Portfolios ("Portfolios") of the Travelers Series Trust ("Trust") as of December 31, 1998, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the financial highlights for the year ended December 31, 1998 and for the period from April 1, 1997 (commencement of operations) to December 31, 1997 with respect to the Mid Cap Disciplined Equity Fund, for the two years ended December 31, 1998 and for the period from August 30, 1996 (commencement of operations) to December 31, 1996 with respect to the Travelers Quality Bond, MFS Emerging Growth, Federated High Yield and Federated Stock Portfolios, for the two years ended December 31, 1998 and for the period from August 1, 1996 (commencement of operations) to December 31, 1996 with respect to the Lazard International Stock Portfolio. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolios as of December 31, 1998, the result of their operations, the changes in their net assets and their financial highlights for the periods referred to above, in conformity with generally accepted accounting principles.

                                                          [KPMG Peat Marwick LLP
                                                     Signature]

New York, New York
February 8, 1999

--------------------------------------------------------------------------------
 TAX INFORMATION (UNAUDITED)

For Federal tax purposes the Trust hereby designates for the fiscal year ended December 31, 1998:

     - Percentages of ordinary dividends paid as qualifying for the corporate dividends received deduction:

     Federated High Yield Portfolio.........................   4.30%
     Federated Stock Portfolio..............................  41.08
     Disciplined Mid Cap Stock Portfolio....................   7.47

     - Total long-term capital gain distributions paid:

     Travelers Quality Bond Portfolio.......................  $  7,947
     Lazard International Stock Portfolio...................   419,997
     Federated High Yield Portfolio.........................   195,107
     Federated Stock Portfolio..............................   476,876
     Disciplined Mid Cap Stock Portfolio....................    12,837

A total of 31.20% of the ordinary distributions paid by the Travelers Quality Bond Portfolio from net investment income are derived from Federal obligations and may be exempt from taxation at the state level.

                      (This page intentionally left blank)

                      (This page intentionally left blank)

                              Investment Advisers

              TRAVELERS ASSET MANAGEMENT INTERNATIONAL CORPORATION

                             Hartford, Connecticut

                              Independent Auditors

                                    KPMG LLP

                               New York, New York

                                   Custodians

                                 PNC BANK, N.A.
                         THE CHASE MANHATTAN BANK, N.A.

This report is prepared for the general information of contract owners and is not an offer of shares of The Travelers Series Trust: Travelers Quality Bond, Lazard International Stock, MFS Emerging Growth, Federated High Yield, Federated Stock Portfolios and Mid Cap Disciplined Equity Fund. It should not be used in connection with any offer except in conjunction with the Prospectuses for the Variable Annuity and Variable Universal Life Insurance products offered by The Travelers Insurance Company or Travelers Life & Annuity Company, and the Prospectuses for the underlying funds, which collectively contain all pertinent information, including the applicable sales commissions.

Series Trust (Annual) (2-99) Printed in U.S.A.




THE TRAVELERS VARIABLE
PRODUCTS FUNDS

ANNUAL REPORTS
December 31, 19998



                     The Travelers Series Trust:

                     Convertible Bond Portfolio
                     Strategic Stock Portfolio
                     Disciplined Small Cap Stock Portfolio
                     MFS Mid Cap Growth Portfolio
                     MFS Research Portfolio


[TravelersLife&Annuity
   A member of citigroup LOGO]

The Travelers Insurance Company
The Travelers Life and Annuity Company
One Tower Square
Hartford, CT 06183

ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

We are pleased to provide the annual report for The Travelers Series Trust ("Trust") -- Convertible Bond Portfolio, Strategic Stock Portfolio, Disciplined Small Cap Stock Portfolio, MFS Mid-Cap Growth Portfolio and MFS Research Portfolio ("Portfolios") for the year ended December 31, 1998. A more detailed summary of performance and current holdings for each Trust or Portfolio can be found in the pages listed below.

                                                          MARKET      SCHEDULE OF
SUBACCOUNT                                              COMMENTARY    INVESTMENTS
----------                                              ----------    -----------
Convertible Bond Portfolio............................      3             10
Strategic Stock Portfolio.............................      4             14
Disciplined Small Cap Stock Portfolio.................      4             16
MFS Mid-Cap Growth Portfolio..........................      4             22
MFS Research Portfolio................................      5             26

ECONOMIC REVIEW AND OUTLOOK

The year 1998 saw a widely gyrating U.S. stock market with different sectors performing differently. The large-cap oriented S&P 500 Stock Index ("S&P 500") returned about 28.72% for the year. The S&P 400 MidCap Index had a gain of roughly 19% while the Russell 2000 Index ("Russell 2000") had a negative return of 2.6% for the year ended December 31, 1998. Dividend-paying defensive stocks such as utilities performed better than the average small- and mid-cap stock. While technology stocks were adversely impacted by the global financial crisis in late 1997, they have since rebounded, led by Internet-related names.

The economies of the developed world flourished in 1998 while most emerging markets went down. Low interest rates, robust consumer spending and benign inflation fueled economic growth in the U.S. and Europe and created favorable conditions for corporate profitability. In contrast, Russia's economy collapsed, Asia's economies remained mired in recession and Brazil's economy faltered at year-end after $30 billion was spent to defend its currency during the reporting period.

The year was also a record year for mergers and acquisitions, nearly double 1997's total. The merger of oil giants Exxon and Mobil announced in December will result in the creation of the world's largest company in terms of revenue. In the digital world, merger activity between Internet service providers, phone companies, cable companies and telecommunications firms heated up, as "convergence" became the new mantra.

We remain guardedly optimistic about the resilient U.S. economy in the first half of 1999 because we expect interest rates to stay low and the productivity revolution through technology to continue. However, the risks from foreign markets cannot be discounted and future corporate earnings may come under increasing pressure.

FIXED INCOME MARKET COMMENTARY

Problems that started with Asia's currency devaluations in the summer of 1997 hit the bond market hard in August and September of 1998. Bond values fell dramatically and asset-backed bonds, mortgage-backed securities, emerging-market debt and corporate bonds all were negatively affected. In 1998, the more risk a bond investor assumed, the more he or she suffered.

For the year ended December 31, 1998, the Lehman Government/Corporate Index returned 9.47%. During the year, the spreads between different kinds of bonds and U.S. Treasuries widened at record speed as investors gravitated to their safety amidst rising stock market volatility and higher investor anxiety about the global economy. The Federal Reserve Board ("Fed") then changed its monetary policy from one of vigilance against inflation to one of combating deflation during the reporting period and cut rates three times. So far in 1999, spreads have tightened, bond market liquidity has returned and the bond market has stabilized.

Markets and policy makers expect real U.S. economic growth to finally slow to the 1%-2% level in 1999 after 3 years of 3% plus growth. The slowdown is expected to be led by a sharp reduction in the growth rate of investment spending and continued weakness in the export sector. The Conference Board survey of corporate sentiment indicates that capital-spending plans have not yet rebounded with the stock market and consumer sentiment. Year 2000 ("Y2K") spending is temporarily boosting capital spending, yet industrial overcapacity and several years of rapid spending in technology, make slower investment spending highly likely.

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However, a drop in the rate of consumer spending growth is essential to any meaningful forecast of 1%-2% real GDP growth. This has not happened yet despite two years where consumer spending has been close to consumer income. The wealth effect from three years of 20%-plus stock market gains is estimated to increase spending 1.5% more than implied by income growth. Lower interest rates, lower oil and other commodity prices, and declining import prices have further boosted consumer purchasing power.

The tight employment market has also been a major force behind high consumer confidence and spending plans. December brought a further sharp drop in oil prices and continued record high (which substantially exceeded expectations) auto sales and housing starts. Unless they were all caused by unseasonably warm weather, these factors cause us to push any forecast of a consumer slowdown further out into the future which will delay any further Fed rate cuts.

There are storm clouds on the horizon that could lead the consumer to retreat. Latin America has been pushed into recession by last summer's emerging market meltdown and could be subject to further pressure if a Brazilian crisis erupts. Latin America has a larger economic impact on the U.S. than Asia and Russia do. A decline in the stock market could rattle the consumer, although the stock market's continued resilience means that a sustained downturn is required before spending would be significantly impacted. Japan is also a big question mark. Economic activity is now declining there after several years of flat growth.

Despite three rate cuts in the second half of 1998, it would be hard to say the Fed has an easy monetary policy. Short-term interest rates are still more than 3% above inflation and are high relative to nominal growth. Credit market spreads are high and banks are tightening credit standards. These factors create a downward bias for short-term rates over the long-term, but rates are likely to remain stable until the consumer slows down.

With the Fed on hold, there will be some upward pressure on long-term rates. But slow growth outside the U.S. and continued low inflation should prevent rates from rising too much. The fact that so much of the U.S. Treasury curve trades below the federal-funds rate is a big factor in the continued high spreads in the investment grade corporate market. Because of this, spreads should move to offset the change in U.S. Treasury yields -- narrowing when yields rise and widening when yields fall.

EQUITY MARKET COMMENTARY

The deepening global financial crisis and its adverse impact on global economies and leveraged hedge funds sent the U.S. stock market into a tailspin during the third quarter of 1998. The S&P 500 fell by almost 10% in the third quarter while the Russell 2000 of smaller companies fared even worse with a decline of 20%.

The third quarter began on a promising note as stock prices rose by almost 5% in the first half of July. From the then all-time highs established on July 17, 1998, a series of bad news related to political and currency turmoil led the stock market down through the end of August. The market decline over that period was close to 20%, which qualifies under most scenarios as a bear market.

The bulk of the bad news in August came from the political and economic crisis in Russia and the continuing spread of the currency contagion. The collapse of the Russian ruble and the restructuring of Russian debt triggered trading and lending losses at brokerage firms and banks. The crisis in the financial sector took a turn for the worse later in the quarter as several hedge funds disclosed losses related to the global financial turmoil. Several stocks in the financial sector saw their market value cut in half during the third quarter.

Increased uncertainty over Clinton's presidency and the bigger question of the damage to corporate profits added to the volatility in the stock market. The increased prospects of a global and U.S. economic slowdown led to some easing of monetary policy. Japan first decreased short-term interest rates by 20 basis points and the Fed followed suit with a 0.25% rate cut in late September. The U.S. stock market rallied in anticipation of the rate cut and stock prices rose by almost 6% in September.

In the large-capitalization stock universe, high-quality growth stocks performed better than value stocks in the third quarter of 1998. The utilities sector produced the only positive performance in the third quarter while the financial services and energy sectors at the other end of the spectrum fell by over 20%. Large-cap technology and health care stocks held up reasonably well, but consumer stocks declined sharply against the likely backdrop of an economic slowdown.

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A proactive and aggressive stance by the Fed halted the stock market slide early in the fourth quarter of 1998 and sent stock prices soaring in November and December. The fourth quarter rally erased losses from the third quarter and most market measures reached new all-time highs.

The negative sentiment in the stock market persisted through the first week of October as the S&P 500 fell another 6%. Investor concerns focused on the impact of the Russian crisis and global lending and trading losses on U.S. economic and earnings growth.

Sentiment reversed in the second week of October after most market indexes had declined over 20% from their all-time highs. The reversal in trend turned into a significant stock market rally when the Fed cut short term rates by an unexpected 25 basis points in the middle of October. The surprise Fed action raised hopes that a proactive stimulative monetary policy by most central banks would avert a global recession.

The stock market rally, triggered by the unexpected Fed rate cut in mid-October, continued almost unabated through the months of November and December. The market was also helped by economic reports in the fourth quarter which were well ahead of expectations. Despite the strength in the economy, interest rates remained low mainly as a result of low inflation.

In the large-cap universe, all sectors except energy (which declined by 3%) registered strong gains in the fourth quarter. The market rally was led by the technology and health care sectors which rose by over 30%. The financial services, transportation and producer durables sectors also performed well.

The performance of the U.S. stock market in 1998 proves yet again that interest rate changes and liquidity flows may have a more dominant influence on stock prices than most other factors. In a year where earnings growth was close to zero, most measures of the U.S. stock market have risen by over 20%. Declining interest rates, which fell from 5.9% to 5.1% during 1998, have triggered a significant expansion in the market price/earnings ("P/E") multiple. The upward pressure on stock prices has been further amplified by strong money flows as yields on alternative investments have dwindled.

A notable aspect of the stock market performance in 1998 was the divergence in returns across different styles and segments of the market. While the S&P 500 rose by 28.72% in 1998, the Russell 2000 actually declined by 2.6%. The gain in large-company growth stocks of 42.2% was well ahead of the 14.7% advance of large-company value stocks and almost out of sight compared to small-company value stocks which fell by 6.5%.

With earnings growth slowing down, the market P/E multiple has now reached 23 times 1998 earnings. It appears that the biggest risk to the stock market still remains on the earnings front. Earnings estimates for 1999 remain high and it is quite likely that these earnings forecasts will be revised down. Despite the overhang of possible downward earnings revisions, we believe that support from low interest rates should limit an excessive downside.

CONVERTIBLE BOND PORTFOLIO

The Convertible Bond Portfolio ("Portfolio") commenced operations on May 1, 1998. For the period ended December 31, 1998, the Portfolio produced a total return of a 0.98% compared to the 11.41% return for the Lipper, Inc. peer group average. The investment objective of the Portfolio is to seek current income and capital appreciation by investing in convertible securities and in combinations of nonconvertible fixed-income securities and warrants or call options that together resemble convertible securities (convertible securities are bonds or preferred stocks that can be converted into a preset number of shares of common stocks after a predetermined date). The Portfolio's Investment Adviser is the Travelers Asset Management International Corporation ("TAMIC"), an indirect wholly owned subsidiary of Citigroup Inc.

The convertible bond market rebounded sharply in the fourth quarter of 1998. The Portfolio underperformed its benchmark, (i.e., the Merrill Lynch Investment Grade Convertible Bond Index), by 5.6% in the fourth quarter of 1998 after having outperformed it by 2.6% in the third quarter.

Since the Portfolio started on May 1, 1998, it has underperformed its benchmark by 1.1%. According to the managers, the fourth quarter underperformance was driven by strong performance in low premium names like Home Depot. Moreover, the managers sold out of Home Depot earlier in the year when the price was around $150. The Home Depot issue was up 22% in December and because of its high value made up almost 8% of the index adding about 1.5% itself to the benchmark's return. The managers' technology exposure helped their performance but their real estate investment trust ("REITs") exposure hurt.

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While convertible bond valuation improved in the fourth quarter, the managers have identified many attractive opportunities. The average market yield on the Portfolio is still 5.9%. The managers believe that the broader stock market is reasonably valued. Lower quality bond spreads are at recession wide levels. Return towards normal spreads in corporate bonds should provide a tailwind that may help convertible bond performance.

STRATEGIC STOCK PORTFOLIO

The Strategic Stock Portfolio ("Portfolio") was launched on May 1, 1998. For the period ended December 31, 1998, the Portfolio produced a total return of a negative 4.24% compared to a 2.51% return for the Dow Jones Industrial Average. During the reporting period, large-cap stocks continued to dominate the market as investors moved money into the perceived safer haven of well-diversified, larger-company stocks. Growth stocks generally performed well.

The Portfolio invests in stocks with a relatively high yield. The ten highest dividend yielding stocks from the Dow Jones Industrial Average are identified each month. To supplement the original ten Dow Jones stocks, another ten stocks are selected from the S&P 100 Index based on dividend yield and subject to a high standard of quality ranking by Standard and Poors. The list of twenty stocks is recreated each month for the investment of new deposits.

DISCIPLINED SMALL CAP STOCK PORTFOLIO

Since its inception date on May 1, 1998, the Disciplined Small Cap Stock Portfolio ("Portfolio") posted a total return of a negative 11.04%. In comparison, the Russell 2000 returned a negative 11.94% during the same period. (The Russell 2000 is a value-weighted index comprised of mid- and small-company stocks.) Small-capitalization stocks continued to lag their large-cap counterparts during the reporting period and that adversely impacted the Portfolio's performance.

The Portfolio was launched on May 1, 1998 and is managed to provide diversified exposure to the small-capitalization sector of the U.S. equity market. Stock selection is based on a disciplined quantitative screening process that favors companies that are able to grow earnings above consensus expectations and offer attractive relative value. In order to achieve consistent relative performance, the Portfolio is managed to mirror the overall risk, sector weightings and growth/value style characteristics of the Russell 2000.

The manager's stock selection in 1998 was favorable in the technology sector where his positions in Internet stocks such as Lycos and Excite, software companies like Legato Systems and networking companies such as Network Appliance paid off handsomely. He also benefited in the health care sector from his larger positions in Watson Pharmaceuticals and Arterial Vascular. The manager's most disappointing performance came in the consumer services and energy sectors. The near-recession panic of the third quarter took a heavy toll on retailers such as Mail-Well, United Stationers and Men's Warehouse. Falling oil prices put significant selling pressure on energy stocks where his positions in Ensco International and Marine Drilling hurt performance.

The sustained underperformance of small-cap stocks has dramatically improved their valuation levels compared to large-cap stocks. At a more fundamental level, small-cap stocks have also seen more upward earnings revisions than large-cap stocks. In the view of the manager, despite these attractive fundamentals, the key to the prospects for small-cap stocks remain at the macro level. Continued easing by central banks should help the stock market in general and small-cap stocks in particular. Small-cap stocks usually perform well in the early stages of the economic cycle and the recent Fed action promotes the likelihood of a recovery for small company issues.

MFS MID-CAP GROWTH PORTFOLIO

Since it began on March 23, 1998, the MFS Mid-Cap Growth Portfolio ("Portfolio") provided a total return of 0.50% which compares to the negative 11.45% return for the Russell 2000 and a 5.30% return for the Russell Midcap Index, both of which are unmanaged indices. (The Russell 2000 is made up of 2,000 smaller-capitalized U.S.-based companies whose common stocks trade on either the New York, American or NASDAQ stock exchanges. The Russell Midcap Index contains the lowest 800 companies in the Russell 2000 as ranked by total capitalization and is an unmanaged index of mid-cap stocks.)

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To state the obvious, 1998 was a very unusual year in the market. The U.S. economy has been walking a fine line between growth, re-accelerating inflationary pressures and worldwide economic crisis which has been pulling the U.S. economy into a recession. The current "consensus" of the market is that they have attained the best of both scenarios. Because of the dramatic slowdown in Asia, South America and Eastern European economies, there is significant excess capacity of all raw materials, an excess worldwide plant capacity and therefore cheaper "inputs" to the U.S. economy. This implies little or no inflation. On the other side, the U.S. economy remains "robust" with corporate earnings -- especially with the technology sector remaining strong. Therefore, the U.S. economy is in a period of good earnings, low inflation, and a high multiple of earnings and from this has come a strong stock market.

In 1998, the Portfolio was favorably impacted by investments in technology, leisure and retailing sectors as well as by a number of "buyouts" by larger companies. In technology most of the managers' larger holdings performed very well. Ascend Communications, a top holding in the Portfolio, was up 168%. Ascend sells the underlying telecommunication equipment that is the core of the Internet. Software companies such as Compuware, BMC Software, Synopsis and Cadence all were strong contributors to the Portfolio. In leisure, Gemstar and radio broadcasters provided great returns. Gemstar was up 135% for the year, and started 1998 as the largest holding in the Portfolio. Gemstar owns, through patents, the software to allow television viewers to interact with TV satellite and cable broadcasters. The company has formed partnerships with Microsoft, Sony, NBC, Deutsch Telecom and a number of other large companies to capitalize on the interactive markets.

Holdings of Jacor Communications, Heftel Broadcasting as well as a number of other smaller broadcast companies proved very successful, as the consolidation in the industry continued -- and advertising remained strong. Retailing performed very well with holdings such as Viking Office Products, Rite-Aid, Fred Meyer, Giant Foods, and Office Depot all providing strong performance.

On the negative side, the Portfolio was hurt by investments in energy, health care, and a number of smaller technology companies that failed to make their projected earnings. The managers' energy holdings consisted of deep water drillers. As a group they were down over 60% last year. The Portfolio took larger positions in energy stocks after a significant correction in that sector. The portfolio managers believe these stocks should provide strong returns in 1999. However, the price of crude oil -- at a 30-year low -- needs to stabilize and increase from here for energy stocks to get back on track.

The health care sector was also a difficult one last year, as service providers largely failed to deliver the projected earnings. Although their exposure to this sector was minimized, the portfolio managers' holdings in Concentra Managed Care -- a company that manages workers comp costs for companies -- had an impact on performance. Concentra was down about 65% last year, although down less than 45% from our cost.

With the markets dramatic recovery from the October lows, the managers are cautious about the risks posed by international markets and the general slowdown of U.S. multinationals may not be appropriately discounted in the market. In light of this, the Portfolio has increased its weightings in retailing, energy, business services and health care. The managers think that this is a more prudent position given current market valuations.

MFS RESEARCH PORTFOLIO

Since its inception date of March 23, 1998, the MFS Research Portfolio ("Portfolio") had a total return of 5.77%. This compares to a return of 12.87% for the S&P 500, an unmanaged index of common stock total return performance, for the same time period.

Regarding the underperformance of the Portfolio in comparison to the S&P 500, it pays to note that this Portfolio is truly a "best ideas" subaccount that invests in what the managers believe are strong stocks regardless of their market capitalizations or industry sectors. The roller-coaster ride that the market has been on in the past few months has been driven by a narrow band of large-capitalization, multinational companies, while the Portfolio has significant holdings in small- and mid-cap stocks. As a result, the Portfolio does not move in lock-step with the S&P 500, and the portfolio managers think that this flexibility will better position the Portfolio for long-term growth as the valuation gap between large and small companies closes. The Portfolio is managed through the MFS(R) Original Research(SM) approach whereby the managers select companies that they believe can demonstrate earnings growth in a variety of market conditions. This approach is very important in a market such as this one in which the portfolio managers see few companies with the ability to raise prices on their products.

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While volatility bothers some investors, the portfolio managers believe it has created some compelling bargains for what they think are fundamentally sound companies. They tried to take advantage of these during the market's downturn and added to positions that had shown weaker stock prices, but still demonstrated a sound fundamental outlook. Now, with share prices rebounding across market capitalizations, they are paying additional attention to companies' valuations. If they find instances of valuations that are not supported by fundamentals, the managers intend to pare back their positions in order to preserve gains for investors.

Two of their best ideas are MCI WorldCom and Lucent Technologies, both of which are benefiting from the growth in demand for data communications products. The portfolio managers believe MCI WorldCom has achieved the best strategic position in the industry by focusing on the business market, which is the fastest-growing and most-profitable segment of the data communications and Internet arena. It is also expanding internationally and has been successfully taking market share from larger, more-entrenched European telecommunications companies, many of which were formerly nationalized industries. MCI is following the same entrepreneurial model in Europe that it did in the United States, where it had similar success in competition with AT&T. Finally, the managers think that the stock's current valuation, or the ratio of its share price to its projected earnings, is attractive at 22 times 1999 earnings estimates.

Lucent Technologies is the leading telecommunications equipment supplier in the United States. It continues to benefit from increased capital spending, as telecommunications companies such as MCI WorldCom and AT&T spend to accommodate the growth in data and Internet traffic. Lucent is also increasing its market share overseas. Though the stock is not inexpensive at 40 times its estimated 1999 earnings growth, the managers believe that its strong growth justifies its valuation.

The managers continue to be overweighted in growth areas such as technology, health care and consumer staples. In technology, the Portfolio features Microsoft, its largest holding, Cisco, Intel, and Oracle. They see positive prospects for continued earnings growth in these companies as the world's corporations continue to leverage all types of technology to reduce costs and boost productivity. In health care, their weightings have changed little from one year ago and include major pharmaceutical companies such as Pfizer, American Home Products, and Bristol-Myers Squibb, all of which have strong product pipelines and should benefit from the worldwide trend toward increased prescription volumes. The managers also have large holdings in consumer staples companies such as Colgate Palmolive and Clorox, both of which they see as benefiting from continued consumer confidence in a growing economy.

On the flip side, the managers are underweighted in a number of cyclical and commodity-driven industries such as oil, chemical, and paper and forest products. They see these industries suffering from pricing pressures that have hurt their ability to generate consistent earnings growth.

In closing, we thank you for your investment in The Travelers Series Trust. We look forward to continuing to help you pursue your financial goals.

Sincerely,

/s/ HEATH B. MCLENDON
Heath B. McLendon
Chairman

January 13, 1999

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 PERFORMANCE COMPARISON -- CONVERTIBLE BOND PORTFOLIO AS OF 12/31/98 (UNAUDITED)


    AVERAGE ANNUAL TOTAL RETURN
    --------------------------------------------
    5/1/98* through 12/31/98              0.98%+
              CUMULATIVE TOTAL RETURN
    --------------------------------------------
    5/1/98* through 12/31/98              0.98%+
    * Commencement of operations
    + Total return is not annualized, as it may
      not be representative of the total return
      for the year.

This chart assumes an initial investment of $10,000 made at inception on May 1, 1998, assuming reinvestment of dividends, through December 31, 1998. The Merrill Lynch Investment Grade Convertible Bond Index is comprised of 115 investment grade convertible bond issues. The index excludes those issues that have mandatory conversion features. (Investment grade bonds are those rated in one of the four highest rating categories by any nationally recognized statistical rating organization.)

                                              Merrill Lynch
                                                Investment
                                                  Grade
                              Convertible      Convertible
                             Bond Portfolio     Bond Index
5/1/98                           10000            10000
May-98                           10000             9857
Jun-98                           10120             9983
Jul-98                           10060             9861
Aug-98                            9390             9007
Sep-98                            9570             9207
Oct-98                            9630             9559
Nov-98                            9910            10024
12/31/98                         10098            10528

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Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

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 PERFORMANCE COMPARISON -- STRATEGIC STOCK PORTFOLIO AS OF 12/31/98 (UNAUDITED)


    AVERAGE ANNUAL TOTAL RETURN
    -------------------------------------------
    5/1/98* through 12/31/98           (4.24)%+
              CUMULATIVE TOTAL RETURN
    -------------------------------------------
    5/1/98* through 12/31/98           (4.24)%+
    * Commencement of operations
    + Total return is not annualized, as it may
      not be representative of the total return
      for the year.

This chart assumes an initial investment of $10,000 made at inception on May 1, 1998, assuming reinvestment of dividends, through December 31, 1998. The Dow Jones Industrial Average ("DJIA") is a price weighted average based on the price only performance of 30 blue chip stocks.

                                                 Dow Jones
                             Strategic Stock     Industrial
                                Portfolio         Average
5/1/98                            10000            10000
May-98                             9830             9833
Jun-98                             9690             9904
Jul-98                             9530             9842
Aug-98                             8440             8367
Sep-98                             8780             8718
Oct-98                             9180             9566
Nov-98                             9550            10164
12/31/98                           9576            10250

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Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

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 PERFORMANCE COMPARISON -- DISCIPLINED SMALL CAP STOCK PORTFOLIO AS OF 12/31/98 (UNAUDITED)


    AVERAGE ANNUAL TOTAL RETURN
    -------------------------------------------
    5/1/98* through 12/31/98          (11.04)%+
              CUMULATIVE TOTAL RETURN
    -------------------------------------------
    5/1/98* through 12/31/98          (11.04)%+
    * Commencement of operations
    + Total return is not annualized, as it may
      not be representative of the total return
      for the year.

This chart assumes an initial investment of $10,000 made at inception on May 1, 1998, assuming reinvestment of dividends, through December 31, 1998. The Russell 2000 Index is a capitalization weighted total return index which is comprised of 2,000 of the smallest capitalized U.S. domiciled companies with less than average growth orientation whose common stock is traded in the United States on the New York Stock Exchange, American Stock Exchange and NASDAQ.

                               Disciplined
                                Small Cap       Russell 2000
                             Stock Portfolio       Index
5/1/98                            10000            10000
May-98                             9400             9461
Jun-98                             9540             9481
Jul-98                             8770             8713
Aug-98                             7110             7021
Sep-98                             7510             7571
Oct-98                             7780             7879
Nov-98                             8240             8292
12/31/98                           8896             8806

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Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.
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 PERFORMANCE COMPARISON -- MFS MID CAP GROWTH PORTFOLIO AS OF 12/31/98
(UNAUDITED)


    AVERAGE ANNUAL TOTAL RETURN
    --------------------------------------------
    3/23/98* through 12/31/98             0.50%+
              CUMULATIVE TOTAL RETURN
    --------------------------------------------
    3/23/98* through 12/31/98             0.50%+
    * Commencement of operations
    + Total return is not annualized as it may
      not be representative of the total return
      for the year.

This chart assumes an initial investment of $10,000 made at inception on March 23, 1998, assuming reinvestment of dividends, through December 31, 1998. The Russell Midcap Index contains the lowest 800 companies in the Russell 1000 Index as ranked by total market capitalization. The Russell Midcap Index accurately captures the medium-sized universe of securities and represents approximately 34.9% of the Russell 1000 total market capitalization.

                              MFS Mid Cap
                                 Growth       Russell Midcap
                               Portfolio          Index
3/23/98                          10000            10000
Apr-98                           10110            10025
May-98                            9710             9715
Jun-98                            9800             9850
Jul-98                            9230             9380
Aug-98                            7230             7880
Sep-98                            8200             8389
Oct-98                            8990             8962
Nov-98                            9330             9385
12/31/98                         10050             8881

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Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

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 PERFORMANCE COMPARISON -- MFS RESEARCH PORTFOLIO AS OF 12/31/98 (UNAUDITED)


    AVERAGE ANNUAL TOTAL RETURN
    --------------------------------------------
    3/23/98* through 12/31/98             5.77%+
              CUMULATIVE TOTAL RETURN
    --------------------------------------------
    3/23/98* through 12/31/98             5.77%+
    * Commencement of operations
    + Total return is not annualized, as it may
      not be representative of the total return
      for the year.

This chart assumes an initial investment of $10,000 made at inception on March 23, 1998, assuming reinvestment of dividends, through December 31, 1998. The S&P 500 Stock Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market.

                                                                   MFS RESEARCH PORTFOLIO              S&P 500 STOCK INDEX
                                                                   ----------------------              -------------------
3/23/98                                                                   10000.00                           10000.00
4/98                                                                      10050.00                           10102.00
5/98                                                                       9860.00                            9928.00
6/98                                                                      10230.00                           10331.00
7/98                                                                      10000.00                           10222.00
8/98                                                                       8360.00                            8745.00
9/98                                                                       8760.00                            9305.00
10/98                                                                      9300.00                           10061.00
11/98                                                                      9890.00                           10671.00
12/31/98                                                                  10577.00                           11285.00

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Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

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 SCHEDULES OF INVESTMENTS                                      DECEMBER 31, 1998

                           CONVERTIBLE BOND PORTFOLIO

 SHARES                                       SECURITY                              VALUE
--------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK -- 21.7%
--------------------------------------------------------------------------------------------
AUTOMOBILE PARTS AND EQUIPMENT -- 4.1%
   2,000            Budget Group Capital Trust, Exchange 6.250%.................  $   82,000
   2,000            Tower Automotive Cap Trust, Exchange 6.750%.................     104,750
--------------------------------------------------------------------------------------------
                                                                                     186,750
--------------------------------------------------------------------------------------------
ENERGY -- 3.4%
                    Calenergy Capital Trust:
   2,000            Exchange 6.500%.............................................      97,750
   1,150            Exchange 6.250%.............................................      57,069
--------------------------------------------------------------------------------------------
                                                                                     154,819
--------------------------------------------------------------------------------------------
MISCELLANEOUS -- 2.2%
   2,245            Union Pacific Cap Trust, Exchange 6.250%....................     102,989
--------------------------------------------------------------------------------------------
MULTIMEDIA -- 0.2%
     100            News Corp. Ltd., Exchange 5.000% (a)........................       8,775
--------------------------------------------------------------------------------------------
PAPER, FOREST PRODUCTS AND PRINTING -- 2.1%
   2,000            International Paper Capital Trust, Exchange 5.250%..........      97,500
--------------------------------------------------------------------------------------------
REAL ESTATE -- 9.7%
   3,215            Equity Office PPTYS Trust, Exchange 5.250%..................     122,572
   6,241            Equity Residential Properties, Exchange 7.250%..............     134,181
   4,000            General Growth Properties, Exchange 7.250%..................     103,000
   4,000            Reckson Associates Realty, Exchange 7.625%..................      84,500
--------------------------------------------------------------------------------------------
                                                                                     444,253
--------------------------------------------------------------------------------------------
                    TOTAL CONVERTIBLE PREFERRED STOCK (Cost -- $1,056,360)......     995,086
--------------------------------------------------------------------------------------------
  FACE
 AMOUNT    RATING(B)                           SECURITY                             VALUE
--------------------------------------------------------------------------------------------
CONVERTIBLE BONDS AND NOTES -- 59.8%
--------------------------------------------------------------------------------------------
ADVERTISING -- 5.4%
$100,000   A-       Omnicom Group Inc., 2.250% due 1/6/13.......................     134,750
 100,000   NR       Interpublic Group Cos., Inc., 1.800% due 9/16/04............     111,125
--------------------------------------------------------------------------------------------
                                                                                     245,875
--------------------------------------------------------------------------------------------
BUILDING AND CONSTRUCTION -- 2.1%
 216,000   BBB-     Lennar Corp., zero coupon due 7/29/18.......................      96,120
--------------------------------------------------------------------------------------------
COMPUTER SOFTWARE -- 6.6%
 100,000   NR       Bea Systems, 4.000% due 6/15/05.............................      65,375
 100,000   NR       Comverse Technology Inc., 4.500% due 7/1/05.................     125,375
 100,000   Aa2*     GVC Corp. Ltd., zero coupon due 5/21/02 (a).................     111,000
--------------------------------------------------------------------------------------------
                                                                                     301,750
--------------------------------------------------------------------------------------------
ELECTRONICS -- 4.4%
 100,000   A2*      Potomac Electric Power Co., 5.000% due 9/1/02...............      97,000
 119,000   Baa1*    STMicroelectronics, zero coupon due 6/10/08.................     107,695
--------------------------------------------------------------------------------------------
                                                                                     204,695
--------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       10

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1998

                           CONVERTIBLE BOND PORTFOLIO


FINANCIAL SERVICES -- 4.7%
$100,000   NR       Financial Federal Corp. Ltd., 4.500% due 5/1/05 (a).........  $  100,500
 200,000   BBB-     Elan Finance, zero coupon due 12/14/18......................     113,250
--------------------------------------------------------------------------------------------
                                                                                     213,750
--------------------------------------------------------------------------------------------
HEALTHCARE -- 10.0%
 100,000   NR       Genzyme Corp., 5.250% due 6/1/05 (a)........................     132,125
 100,000   BBB      Rite Aid Corp., 5.250% due 9/15/02..........................     145,625
 100,000   BB-      Tenet Healthcare Corp., 6.000% due 12/1/05..................      91,000
 100,000   A        Thermo Instrument System, 4.500% due 10/15/03 (a)...........      90,705
--------------------------------------------------------------------------------------------
                                                                                     459,455
--------------------------------------------------------------------------------------------
HUMAN RESOURCES -- 1.9%
 100,000   BB+      Interim Services Inc., 4.500% due 6/1/05....................      88,125
--------------------------------------------------------------------------------------------
MISCELLANEOUS -- 6.7%
 107,000   A-       Diamond Offshore Drilling, 3.750% due 2/15/07...............      96,434
 190,000   A-       Koninklijke Ahold NV, 3.000% due 9/30/03....................     120,631
 100,000   A-       Thermo Electron Corp., 4.250% due 1/1/03 (a)................      90,125
--------------------------------------------------------------------------------------------
                                                                                     307,190
--------------------------------------------------------------------------------------------
MULTI-LINE INSURANCE -- 1.7%
 100,000   A+       Loews Corp., 3.125% due 9/15/07.............................      79,250
--------------------------------------------------------------------------------------------
OIL AND NATURAL GAS -- 2.7%
 100,000   A        Baker Hughes Inc., zero coupon due 5/5/08...................      65,125
 100,000   B-       Parker Drilling Co., 5.500% due 8/1/04......................      60,875
--------------------------------------------------------------------------------------------
                                                                                     126,000
--------------------------------------------------------------------------------------------
REAL ESTATE -- 1.7%
 100,000   NR       Security Cap U.S. Realty, 2.000% due 5/22/03 (a)............      79,000
--------------------------------------------------------------------------------------------
RETAIL -- 2.3%
 300,000   BBB      Ingram Micro Inc., zero coupon due 6/9/18...................     104,250
--------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 9.6%
 100,000   NR       Aspect Telecommunications, zero coupon due 8/10/18..........      21,750
                    Bell Atlantic Financial Service:
  99,000   A+       5.750% due 4/1/03 (a).......................................     103,517
 100,000   A+       4.250% due 9/15/05..........................................     103,875
  98,000   A+       DSC Communications Corp., 7.000% due 8/1/04.................     103,268
 100,000   B        Total Renal Care Holdings, 7.000% due 5/15/09 (a)...........     106,875
--------------------------------------------------------------------------------------------
                                                                                     439,285
--------------------------------------------------------------------------------------------
                    TOTAL CONVERTIBLE BONDS AND NOTES (Cost -- $2,716,330)......   2,744,745
--------------------------------------------------------------------------------------------
                    SUB-TOTAL INVESTMENTS (Cost -- $3,772,690)..................   3,739,831
--------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       11

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1998

                           CONVERTIBLE BOND PORTFOLIO


REPURCHASE AGREEMENT -- 18.5%
$847,000            Chase Securities Inc., 4.476% due 1/4/99; Proceeds at
                    maturity -- $847,421; (Fully collateralized by U.S. Treasury
                    Note, 7.500% due 11/15/16; Market value -- $869,619)
                    (Cost -- $847,000)..........................................  $  847,000
--------------------------------------------------------------------------------------------
                    TOTAL INVESTMENTS -- 100% (Cost -- $4,619,690**)............  $4,586,831
--------------------------------------------------------------------------------------------

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(b) All ratings are by Standard & Poor's Ratings Service ("Standard & Poor's") with the exception of those identified by an asterisk(*), which are rated by Moody's Investor Service, Inc. ("Moody's").
 ** Aggregate cost for Federal income tax purposes is substantially the same.

See page 13 for a definition of ratings.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       12

--------------------------------------------------------------------------------
 BOND RATINGS (UNAUDITED)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's -- Ratings from "AAA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA            --   Bonds rated "AAA" have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay
                    principal is extremely strong.
AA             --   Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest rated
                    issues only in a small degree.
A              --   Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and
                    economic conditions than debt in higher rated categories.
BBB            --   Bonds rated "BBB" are regarded as having an adequate
                    capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse
                    economic conditions or changing circumstances are more
                    likely to lead to a weakened capacity to pay interest and
                    repay principal for bonds in this category than for bonds in higher rated categories.
BB, B and CCC  --   Bonds rated "BB" and "B" are regarded, on balance, as
                    predominantly speculative with respect to capacity to pay
                    interest and repay principal in accordance with the terms of the obligation. "BB" represents a lower degree of
                    speculation than "B", and "CCC" the highest degree of
                    speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by
                    large uncertainties or major risk exposures to adverse
                    conditions.

Moody's -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aaa" to "Caa", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa            --   Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are
                    generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective
                    elements are likely to change, such changes as can be
                    visualized are most unlikely to impair the fundamentally
                    strong position of these bonds.
Aa             --   Bonds rated "Aa" are judged to be of the high quality by all standards. Together with the Aaa group they comprise what
                    are generally known as high grade bonds. They are rated
                    lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of
                    protective elements may be of greater amplitude, or there
                    may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.
A              --   Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations.
                    Factors giving security to principal and interest are
                    considered adequate, but elements may be present that
                    suggest a susceptibility to impairment some time in the
                    future.
Baa            --   Bonds rated "Baa" are considered to be medium grade
                    obligations; that is they are neither highly protected nor poorly secured. Interest payment and principal security
                    appear adequate for the present but certain protective
                    elements may be lacking or may be characteristically
                    unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have
                    speculative characteristics as well.
Ba             --   Bonds rated "Ba" are judged to have speculative elements;
                    their future cannot be considered as well assured. Often the protection of interest and principal payments may be very
                    moderate and thereby may not well safeguarded during both
                    good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B              --   Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payment or of maintenance of other terms of the contract over any long period of time may be small.
Caa            --   Bonds rated "Caa" are of poor standing. These issues may be in default, or present elements of danger may exist with
                    respect to principal or interest.
NR             --   Indicates that the bond is not rated by Standard & Poor's or
                    Moody's.
[/TABLE]

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1998

                           STRATEGIC STOCK PORTFOLIO

      SHARES                                SECURITY                              VALUE
------------------------------------------------------------------------------------------
COMMON STOCK -- 71.7%
------------------------------------------------------------------------------------------
AUTO AND TRANSPORTATION -- 8.1%
         4,273    General Motors Corp. .......................................  $  305,786
         1,700    Goodyear Tire & Rubber Co. .................................      85,744
         9,185    Norfolk Southern Corp. .....................................     291,050
------------------------------------------------------------------------------------------
                                                                                   682,580
------------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 11.7%
         3,911    Eastman Kodak Co. ..........................................     281,592
         6,532    International Flavors & Fragrances Inc. ....................     288,633
         4,641    Limited, Inc. ..............................................     135,169
         4,757    May Department Stores Co. ..................................     287,204
------------------------------------------------------------------------------------------
                                                                                   992,598
------------------------------------------------------------------------------------------
CONSUMER STAPLES -- 10.2%
         5,038    H.J. Heinz & Co. ...........................................     285,277
         4,898    PepsiCo, Inc. ..............................................     200,512
         7,159    Philip Morris Cos. Inc. ....................................     383,006
------------------------------------------------------------------------------------------
                                                                                   868,795
------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 3.2%
         2,582    J.P. Morgan & Co. Inc. .....................................     271,270
------------------------------------------------------------------------------------------
HEALTHCARE -- 4.0%
         2,551    Bristol-Myers Squibb Co. ...................................     341,356
------------------------------------------------------------------------------------------
INTEGRATED OIL -- 9.8%
         3,542    Chevron Corp. ..............................................     293,765
         2,901    Exxon Corp. ................................................     212,136
         3,708    Mobil Corp. ................................................     323,059
------------------------------------------------------------------------------------------
                                                                                   828,960
------------------------------------------------------------------------------------------
MATERIALS AND PROCESSING -- 6.5%
         1,714    E.I. du Pont de Nemours & Co. ..............................      90,949
         6,603    International Paper Co. ....................................     295,897
         3,949    Union Carbide Corp. ........................................     167,832
------------------------------------------------------------------------------------------
                                                                                   554,678
------------------------------------------------------------------------------------------
PRODUCER DURABLES -- 12.1%
         2,755    Caterpillar Inc. ...........................................     126,730
         6,683    Fluor Corp. ................................................     284,445
         1,677    Honeywell Inc. .............................................     126,299
         3,630    Minnesota Mining and Manufacturing Co. .....................     258,184
         4,796    Rockwell International Corp. ...............................     232,906
------------------------------------------------------------------------------------------
                                                                                 1,028,564
------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       14

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1998

                           STRATEGIC STOCK PORTFOLIO


TECHNOLOGY -- 3.0%
         4,459    Harris Corp. ...............................................  $  163,311
           700    Intel Corp. ................................................      82,994
------------------------------------------------------------------------------------------
                                                                                   246,305
------------------------------------------------------------------------------------------
UTILITIES -- 3.1%
         3,522    American Telephone & Telegraph Corp. .......................     265,031
------------------------------------------------------------------------------------------
                  TOTAL COMMON STOCK (Cost -- $6,095,478).....................   6,080,137
------------------------------------------------------------------------------------------

       FACE
      AMOUNT                                SECURITY                              VALUE
------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 28.3%
    $2,000,000    Chase Manhattan Bank, 4.500% due 1/4/99; Proceeds at
                  maturity -- $2,001,000; (Fully collateralized by U.S.
                  Treasury Notes, 8.750% due 5/15/17; Market
                  value -- $2,040,638)........................................   2,000,000
       404,000    Morgan Stanley Dean Witter & Co., 4.620% due 1/4/99;
                  Proceeds at maturity -- $404,205; (Fully collateralized by
                  U.S. Treasury Notes, 6.125% due 12/31/01; Market value --
                  $412,160)...................................................     404,000
------------------------------------------------------------------------------------------
                  TOTAL REPURCHASE AGREEMENTS (Cost -- $2,404,000)............   2,404,000
------------------------------------------------------------------------------------------
                  TOTAL INVESTMENTS -- 100% (Cost -- $8,499,478*).............  $8,484,137
------------------------------------------------------------------------------------------

* Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       15

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1998

                     DISCIPLINED SMALL CAP STOCK PORTFOLIO

 SHARES                              SECURITY                              VALUE
-----------------------------------------------------------------------------------
COMMON STOCK -- 93.4%
-----------------------------------------------------------------------------------
AUTOS AND TRANSPORTATION -- 4.8%
     895   Airborne Freight Corp. .....................................  $   32,276
     570   Arvin Industries, Inc. .....................................      23,762
     824   Avondale Industries, Inc. (a) ..............................      23,896
     513   CNF Transportation Inc. ....................................      19,270
   1,090   Mesaba Holdings, Inc. (a) ..................................      22,481
     646   MotivePower Industries, Inc. (a) ...........................      20,793
     743   Navistar International Corp. (a) ...........................      21,175
     865   SkyWest, Inc. ..............................................      28,275
     741   Superior Industries International, Inc. ....................      20,609
   1,222   Swift Transportation Co., Inc. (a) .........................      34,254
-----------------------------------------------------------------------------------
                                                                            246,791
-----------------------------------------------------------------------------------
                                                    CONSUMER DISCRETIONARY -- 19.0%
     400   Abacus Direct Corp. (a).....................................      18,200
     402   Abercrombie & Fitch Co., Class A Shares (a).................      28,442
     600   Action Performance Cos., Inc. (a)...........................      21,225
     960   ADVO, Inc. (a) .............................................      25,320
     741   AnnTaylor Stores Corp. (a)..................................      29,223
     646   Apollo Group, Inc., Class A Shares (a)......................      21,883
     866   Bed Bath & Beyond, Inc. (a) ................................      29,552
   1,178   Bob Evans Farms, Inc. ......................................      30,702
     576   Brinker International, Inc. (a).............................      16,632
   1,359   Cato Corp. Class A Shares...................................      13,378
     310   CMGI, Inc. (a)..............................................      33,015
     570   Coach USA, Inc. (a).........................................      19,772
     800   Complete Business Solutions, Inc. (a).......................      27,100
     581   Consolidated Graphics, Inc. (a).............................      39,254
     557   Cort Business Services Corp. (a)............................      13,507
     475   Cox Radio, Inc., Class A Shares (a).........................      20,069
     950   Daisytek International Corp. (a)............................      18,050
     963   Data Processing Resources Corp. (a).........................      28,168
     493   Ethan Allen Interiors, Inc. ................................      20,213
   1,410   Family Dollar Stores, Inc. .................................      31,020
   1,352   Foodmaker, Inc. (a).........................................      29,828
   1,123   Fossil, Inc. (a)............................................      32,286
     950   Furniture Brands International, Inc. (a)....................      25,888
     875   Guitar Center, Inc. (a).....................................      21,547
     400   Heftel Broadcasting Corp., Class A Shares (a)...............      19,700
     973   International Game Technology...............................      23,656
     363   Jacor Communications Inc. (a)...............................      23,368
     310   Lason, Inc. (a).............................................      18,038
   1,296   Mail-Well, Inc. (a).........................................      14,823
     839   The Men's Wearhouse, Inc. (a)...............................      26,638
     513   Meredith Corp. .............................................      19,430
       4   Ogden Corp. ................................................         100
       1   Outdoor Systems Inc. (a)....................................          15
     776   Pacific Sunwear of Calif., Inc. (a).........................      12,707

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       16

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1998

                     DISCIPLINED SMALL CAP STOCK PORTFOLIO

     533   Pillowtex Corp. .                                             $   14,258
     776   Renters Choice, Inc. (a)....................................      24,638
     960   Romac International, Inc. (a)...............................      21,360
     708   Safeskin Corp. (a)..........................................      17,080
   1,112   Silverleaf Resorts, Inc. (a)................................      10,355
     618   Snyder Communications, Inc. (a) ............................      20,857
   1,054   Sonic Corp. (a).............................................      26,218
     865   Speedway Motorsports, Inc. (a) .............................      24,652
   1,000   Trans World Entertainment Corp. (a).........................      19,062
     754   United Stationers Supply Co. (a) ...........................      19,604
   1,112   Vistana, Inc. (a)...........................................      15,568
-----------------------------------------------------------------------------------
                                                                            966,401
-----------------------------------------------------------------------------------
                                                           CONSUMER STAPLES -- 1.9%
     493   Canadaigua Brands, Inc., Class A Shares (a).................      28,502
     818   Earthgrains Co. ............................................      25,307
     800   IBP, Inc. ..................................................      23,300
     931   Pilgrim's Pride Corp. ......................................      18,562
-----------------------------------------------------------------------------------
                                                                             95,671
-----------------------------------------------------------------------------------
                                                        FINANCIAL SERVICES -- 13.0%
     900   20th Century Industries.....................................      20,869
     645   Associated Banc-Corp. ......................................      22,051
     382   Astoria Financial Corp. ....................................      17,477
     909   Brenton Banks, Inc. ........................................      15,226
     439   Centura Banks, Inc. ........................................      32,651
     458   CCB Financial Corp. ........................................      26,106
     591   City National Corp. ........................................      24,600
     463   CMAC Investment Corp. ......................................      21,269
     865   Dime Bancorp, Inc. .........................................      22,868
   1,300   Dollar Financial Group Inc. ................................      28,763
   1,222   Eaton Vance Corp. ..........................................      25,509
   1,066   Enhance Financial Services Group, Inc. .....................      31,980
     741   EVEREN Capital Corp. .......................................      16,858
     591   Everest Reinsurance Holdings, Inc. .........................      23,012
     900   Fidelity National Financial, Inc. ..........................      27,444
     382   Financial Security Assurance Holdings, Ltd. ................      20,724
     942   FirstFed Financial Corp. (a) ...............................      16,838
     610   GBC Bancorp.................................................      15,708
     800   HCC Insurance Holdings, Inc. ...............................      14,100
     457   Liberty Financial Cos., Inc. ...............................      12,339
     586   Medical Assurance, Inc. (a).................................      19,385
     686   Mercantile Bankshares Corp. ................................      26,411
     512   Mutual Risk Management, Ltd. ...............................      20,032
   1,543   National Commerce Bancorporation............................      29,028
   1,222   Peoples Heritage Financial Group, Inc. .....................      24,440
   1,761   Republic Bancorp, Inc. .....................................      23,994

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       17

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1998

                     DISCIPLINED SMALL CAP STOCK PORTFOLIO

     973   United Bankshares, Inc. .                                     $   25,785
     610   Westamerica Bancorporation..................................      22,417
     513   Zions Bancorporation........................................      31,998
-----------------------------------------------------------------------------------
                                                                            659,882
-----------------------------------------------------------------------------------
                                                                 HEALTHCARE -- 9.6%
      44   Allergan, Inc. .............................................       2,849
     538   Alpharma, Inc., Class A Shares..............................      18,998
     395   Arterial Vascular Engineering, Inc. (a).....................      20,738
     741   Bergen Brunswig Corp., Class A Shares.......................      25,842
     610   Bindley Western Industries, Inc. ...........................      30,043
     618   CareMatrix Corp. (a)........................................      18,926
     494   Centocor, Inc. (a)..........................................      22,292
     741   Curative Health Services, Inc. (a)..........................      24,824
   4,459   Gensia Sicor, Inc. (a)......................................      20,205
     200   IDEC Pharmaceuticals Corp. (a)..............................       9,400
     976   Medical Manager Corp. (a)...................................      30,622
     304   MiniMed, Inc. (a)...........................................      31,844
   1,112   Protein Design Labs, Inc. (a)...............................      25,854
     960   QuadraMed Corp. (a).........................................      19,680
     685   Renal Care Group, Inc. (a)..................................      19,737
     914   Res-Care, Inc. (a)..........................................      22,564
   1,112   Roberts Pharmaceutical Corp. (a)............................      24,186
     666   Trigon Healthcare, Inc. (a).................................      24,850
     482   VISX, Inc. (a)..............................................      42,145
     456   Watson Pharmaceuticals, Inc. (a)............................      28,671
     741   Xomed Surgical Products, Inc. (a)...........................      23,712
-----------------------------------------------------------------------------------
                                                                            487,982
-----------------------------------------------------------------------------------
                                                             INTEGRATED OIL -- 0.7%
     570   Murphy Oil Corp. ...........................................      23,512
     494   Ultramar Diamond Shamrock Corp. ............................      11,979
-----------------------------------------------------------------------------------
                                                                             35,491
-----------------------------------------------------------------------------------
                                                  MATERIALS AND PROCESSING -- 13.6%
   1,410   AK Steel Holding Corp. .....................................      33,135
     876   AptarGroup, Inc. ...........................................      24,583
     610   Arden Realty, Inc. .........................................      14,144
     762   Avalon Bay Communities, Inc. ...............................      26,094
     267   Bowater Inc. ...............................................      11,064
     570   Cousins Properties, Inc. ...................................      18,383
   1,028   Crompton & Knowles Corp. ...................................      21,267
     686   Dexter Corp. ...............................................      21,566
     741   EastGroup Properties, Inc. .................................      13,662
   1,693   Equity Inns, Inc. ..........................................      16,295
     743   First Industrial Realty Trust, Inc. ........................      19,922
   1,123   Glenborough Realty Trust, Inc. .............................      22,881
     513   Health Care Properties Investors, Inc. .....................      15,775
     769   IMCO Recycling, Inc. .......................................      11,871

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       18

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1998

                     DISCIPLINED SMALL CAP STOCK PORTFOLIO

   1,401   International Specialty Products, Inc. (a) .                  $   19,001
   1,070   Liberty Property Trust......................................      26,349
     570   Lone Star Industries, Inc. .................................      20,983
     399   Mead Corp. .................................................      11,696
     533   Mid-America Apartment Communities, Inc. ....................      12,092
   1,048   Nationwide Health Properties, Inc. .........................      22,597
   1,277   NL Industries, Inc. ........................................      18,117
     694   NVR, Inc. (a) ..............................................      33,095
     457   OM Group, Inc. .............................................      16,680
       1   Pope & Talbot, Inc. ........................................           8
   1,332   Prime Retail, Inc. .........................................      13,070
   1,314   Reckson Associates Realty Corp. ............................      29,154
     646   Regency Realty Corp. .......................................      14,374
     694   Reliance Steel & Aluminum Co. ..............................      19,172
     570   Simpson Manufacturing Co., Inc. (a).........................      21,339
   1,178   Solutia, Inc. ..............................................      26,358
     409   Southdown, Inc. ............................................      24,208
     533   Spieker Properties, Inc. ...................................      18,455
   1,404   Tower Automotive, Inc. (a)..................................      35,012
     760   Tredegar Industries, Inc. ..................................      17,100
     493   USG Corp. ..................................................      25,112
-----------------------------------------------------------------------------------
                                                                            694,614
-----------------------------------------------------------------------------------
                                                               OTHER ENERGY -- 1.4%
     865   Barrett Resources Corp. (a) ................................      20,760
   1,466   ENSCO International, Inc. ..................................      15,668
   1,733   Marine Drilling Cos., Inc. (a)..............................      13,322
     933   Newfield Exploration Co. (a)................................      19,476
-----------------------------------------------------------------------------------
                                                                             69,226
-----------------------------------------------------------------------------------
                                                          PRODUCER DURABLES -- 5.3%
     976   Allied Waste Industries, Inc. (a)...........................      23,058
     619   Astec Industries, Inc. (a)..................................      34,432
     776   Briggs & Stratton Corp. ....................................      38,703
   1,066   C&D Technologies, Inc. .....................................      29,315
     666   Centex Corp. ...............................................      30,012
     646   Cordant Technologies, Inc. .................................      24,225
     619   Gulfstream Aerospace Corp. (a)..............................      32,962
     766   Jacobs Engineering Group Inc. (a) ..........................      31,214
   1,085   Lennar Corp. ...............................................      27,396
-----------------------------------------------------------------------------------
                                                                            271,317
-----------------------------------------------------------------------------------
                                                                TECHNOLOGY -- 18.7%
     533   Advent Software, Inc. (a) ..................................      25,118
     267   Altera Corp. (a)............................................      16,254
   1,028   CIBER Inc. (a)..............................................      28,720
     247   Citrix Systems Inc. (a).....................................      23,974
     839   Computer Horizons Corp. (a).................................      22,338
     760   Computer Task Group, Inc. ..................................      20,615

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       19

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1998

                     DISCIPLINED SMALL CAP STOCK PORTFOLIO

     513   COMSAT Corp. .                                                $   18,468
     648   Comverse Technology, Inc. ..................................      46,008
     310   DST Systems, Inc. (a).......................................      17,689
     776   Dycom Industries, Inc. (a)..................................      44,329
     591   Envoy Corp. (a).............................................      34,426
     989   Esterline Technologies Corp. (a)............................      21,511
     618   Excite, Inc. (a)............................................      25,995
     800   GeoTel Communications Corp. (a).............................      29,800
     735   IMRglobal Corp. (a).........................................      21,637
     741   International Network Services (a)..........................      49,277
     676   Keane, Inc. (a) ............................................      26,998
   1,020   Legato Systems, Inc. (a)....................................      67,256
     681   Lycos, Inc. (a).............................................      37,838
   1,332   Network Appliance, Inc. (a).................................      59,940
     566   Novellus Systems, Inc. (a)..................................      28,017
     931   Progress Software Corp. (a).................................      31,421
     429   Sanmina Corp. (a)...........................................      26,812
   1,239   Semtech Corp. (a)...........................................      44,449
     669   Sterling Commerce, Inc. (a) ................................      30,105
     466   Symbol Technologies, Inc. ..................................      29,795
     666   Tech Data Corp. (a).........................................      26,806
     570   Tekelec (a).................................................       9,441
     827   Vitesse Semiconductor Corp. (a).............................      37,732
     267   Xilinx, Inc. (a)............................................      17,388
     865   Xircom, Inc. (a)............................................      29,410
-----------------------------------------------------------------------------------
                                                                            949,567
-----------------------------------------------------------------------------------
                                                                  UTILITIES -- 5.4%
     323   BEC Energy..................................................      13,304
   1,133   Calpine Corp. (a)...........................................      28,608
     582   CILCORP, Inc. ..............................................      35,611
     697   Connecticut Energy Corp. ...................................      21,259
   2,858   El Paso Electric Co. (a) ...................................      25,008
   1,095   MDU Resources Group, Inc. ..................................      28,812
     494   New Jersey Resources Corp. .................................      19,513
   1,100   Skytel Communications, Inc. (a) ............................      24,338
     741   Southwest Gas Corp. ........................................      19,914
     371   Teligent, Inc. (a)..........................................      10,666
     865   UGI Corp. ..................................................      20,544
   1,332   Western Wireless Corp. Class A Shares (a)...................      29,304
-----------------------------------------------------------------------------------
                                                                            276,881
-----------------------------------------------------------------------------------
           TOTAL COMMON STOCK (Cost -- $4,424,711).....................   4,753,823
-----------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       20

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1998

                     DISCIPLINED SMALL CAP STOCK PORTFOLIO

  FACE
 AMOUNT                              SECURITY                              VALUE
-----------------------------------------------------------------------------------
U.S. TREASURY BILL -- 0.8%
$ 40,000   U.S. Treasury Bill due 3/18/99 (Cost -- $39,633)............  $   39,646
-----------------------------------------------------------------------------------
           SUB-TOTAL INVESTMENTS (Cost -- $4,464,344)..................   4,793,469
-----------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 5.8%
 298,000   Chase Manhattan Bank, 4.500% due 1/4/99; Proceeds at
           maturity -- $298,149; (Fully collateralized by U.S. Treasury
           Notes, 7.500% due 11/15/16; Market value -- $306,556)
           (Cost -- $298,000)..........................................     298,000
-----------------------------------------------------------------------------------
           TOTAL INVESTMENTS -- 100% (Cost -- $4,762,344*).............  $5,091,469
-----------------------------------------------------------------------------------

(a) Non-income producing security.
 *  Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       21

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1998

                          MFS MID CAP GROWTH PORTFOLIO

 SHARES                              SECURITY                               VALUE
------------------------------------------------------------------------------------
                                                               COMMON STOCK -- 91.5%
------------------------------------------------------------------------------------
                                                                  AUTOMOTIVE -- 1.7%
   3,690   Federal-Mogul Corp. ........................................  $   219,555
------------------------------------------------------------------------------------
                                                  BANKS AND CREDIT COMPANIES -- 1.5%
   2,310   Compass Bancshares, Inc. ...................................       87,924
   3,280   First Security Corp. .......................................       76,670
     820   Regions Financial Corp. ....................................       33,056
------------------------------------------------------------------------------------
                                                                             197,650
------------------------------------------------------------------------------------
                                                               BIOTECHNOLOGY -- 1.9%
   9,270   IDEXX Laboratories, Inc. (a)................................      249,421
------------------------------------------------------------------------------------
                                                          BUSINESS SERVICES -- 13.8%
   2,180   Affiliated Computer Services, Inc., Class A Shares (a)......       98,100
   1,550   BISYS Group, Inc. (a).......................................       80,019
  13,100   CBT Group Plc. (a)..........................................      194,863
   6,360   Cambridge Technology Partners, Inc. (a).....................      140,714
   1,710   Compuware Corp. (a).........................................      133,594
   1,130   Cytoclonal Pharmaceutics Inc. (a)...........................        7,769
   1,790   DST Systems, Inc. (a).......................................      102,142
   3,630   Fiserv, Inc. (a)............................................      186,719
   6,990   Learning Tree International, Inc. (a).......................       63,347
   5,790   Paymentech, Inc. (a)........................................      107,115
   3,920   Policy Management Systems Corp. (a).........................      197,960
   2,460   Quintiles Transnational Corp. (a)...........................      131,303
   3,960   Shared Medical Systems Corp. ...............................      197,505
     640   Sylvan Learning Systems, Inc. (a)...........................       19,520
  16,170   Technology Solutions Co. (a)................................      173,322
------------------------------------------------------------------------------------
                                                                           1,833,992
------------------------------------------------------------------------------------
                                                             CELLULAR PHONES -- 0.6%
  13,640   Aerial Communications, Inc. (a).............................       80,135
------------------------------------------------------------------------------------
                                                                   CHEMICALS -- 0.6%
   3,500   Cambrex Corp. ..............................................       84,000
------------------------------------------------------------------------------------
                                                           COMPUTER SOFTWARE -- 0.0%
     140   Ardent Software, Inc. (a)...................................        3,220
------------------------------------------------------------------------------------
                                                        COMPUTER SOFTWARE PC -- 2.1%
   2,890   Electronic Arts, Inc. (a)...................................      162,201
   1,530   Intuit, Inc. (a)............................................      110,925
------------------------------------------------------------------------------------
                                                                             273,126
------------------------------------------------------------------------------------
                                                   COMPUTER SOFTWARE/SYSTEMS -- 6.0%
   4,960   Aspen Technology, Inc. (a)..................................       71,920
   2,330   BMC Software, Inc. (a)......................................      103,831
   2,300   Cadence Design Systems, Inc. (a)............................       68,425
  13,000   Edify Corp. (a).............................................      108,063
  11,900   JDA Software Group, Inc. (a)................................      115,281

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       22

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1998

                          MFS MID CAP GROWTH PORTFOLIO

   5,650   Synopsys, Inc. (a).                                           $   306,513
   3,760   Vantive Corp. (a)...........................................       30,080
------------------------------------------------------------------------------------
                                                                             804,113
------------------------------------------------------------------------------------
                                                 CONSUMER GOODS AND SERVICES -- 2.5%
  21,540   SportsLine USA, Inc. (a)....................................      335,216
------------------------------------------------------------------------------------
                                                        ELECTRICAL EQUIPMENT -- 2.3%
  10,530   Cable Design Technologies (a)...............................      194,805
   9,070   LoJack Corp. (a)............................................      107,706
------------------------------------------------------------------------------------
                                                                             302,511
------------------------------------------------------------------------------------
                                                                 ELECTRONICS -- 0.0%
     140   SIPEX Corp. (a).............................................        4,918
------------------------------------------------------------------------------------
ENTERTAINMENT -- 7.8%
   9,060   Gemstar International Group Ltd. (a)........................      518,685
   3,460   Heftel Broadcasting Corp., Class A Shares (a)...............      170,405
   2,200   Jacor Communications, Inc. (a)..............................      141,625
   4,570   MediaOne Group, Inc. (a)....................................      214,790
------------------------------------------------------------------------------------
                                                                           1,045,505
------------------------------------------------------------------------------------
                                                      FINANCIAL INSTITUTIONS -- 4.7%
   8,070   AG Edwards, Inc. ...........................................      300,608
   1,460   Enhance Financial Services Group Inc. ......................       43,800
   2,310   The FINOVA Group Inc. ......................................      124,596
   6,630   Waddell & Reed Financial Inc. ..............................      157,048
------------------------------------------------------------------------------------
                                                                             626,052
------------------------------------------------------------------------------------
FOOD AND BEVERAGE PRODUCTS -- 0.4%
   1,780   McCormick & Co., Inc. ......................................       60,186
------------------------------------------------------------------------------------
INSURANCE -- 1.7%
   2,770   Ace, Ltd. ..................................................       95,392
   2,180   ESG Re Ltd. ................................................       44,145
     384   EXEL Limited, Class A Shares................................       28,800
   1,300   Mutual Risk Management Ltd. ................................       50,863
------------------------------------------------------------------------------------
                                                                             219,200
------------------------------------------------------------------------------------
MANUFACTURING -- 1.6%
   7,930   Federal Signal Corp. .......................................      217,084
------------------------------------------------------------------------------------
MEDICAL AND HEALTH PRODUCTS -- 2.9%
   2,740   PAREXEL International Corp. (a).............................       68,500
   3,640   Sepracor Inc. (a)...........................................      318,728
------------------------------------------------------------------------------------
                                                                             387,228
------------------------------------------------------------------------------------
                                 MEDICAL AND HEALTH TECHNOLOGY AND SERVICES -- 10.3%
  19,900   Concentra Managed Care, Inc. (a)............................      212,681
     800   Cyberonics, Inc. (a)........................................       10,800
  10,800   Cytyc Corp. (a).............................................      278,100

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       23

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1998

                          MFS MID CAP GROWTH PORTFOLIO

  10,390   Health Management Associates, Inc. (a).                       $   224,684
   3,620   Lincare Holdings Inc. (a)...................................      146,835
   7,740   PSS World Medical, Inc. (a).................................      178,020
   4,700   STERIS Corp. (a)............................................      133,655
   3,500   Total Renal Care Holdings, Inc. (a).........................      103,469
   3,900   Ventana Medical Systems, Inc. (a)...........................       84,338
------------------------------------------------------------------------------------
                                                                           1,372,582
------------------------------------------------------------------------------------
                                                                OIL SERVICES -- 7.5%
  12,980   Cooper Cameron Corp. (a)....................................      318,010
   5,350   Diamond Offshore Drilling, Inc. ............................      126,727
  32,040   Global Industries Ltd. (a)..................................      196,245
  20,120   Noble Drilling Corp. (a)....................................      260,303
   3,720   Transocean Offshore, Inc. ..................................       99,743
------------------------------------------------------------------------------------
                                                                           1,001,028
------------------------------------------------------------------------------------
PRINTING AND PUBLISHING -- 1.4%
   3,370   Scholastic Corp. (a)........................................      180,716
------------------------------------------------------------------------------------
SPECIAL PRODUCTS AND SERVICES -- 0.2%
   1,240   Gartner Group, Inc. (a).....................................       26,350
------------------------------------------------------------------------------------
                                                                      RETAIL -- 8.2%
  11,060   BJ's Wholesale Club, Inc. (a)...............................      512,215
  25,400   CompUSA, Inc. (a)...........................................      331,787
   2,280   Elder-Beerman Stores Corp. (a)..............................       26,363
  19,360   Gymboree Corp. (a)..........................................      123,420
   1,140   Office Depot, Inc. (a)......................................       42,109
   5,940   PETCO Animal Supplies, Inc. (a).............................       59,771
------------------------------------------------------------------------------------
                                                                           1,095,665
------------------------------------------------------------------------------------
SUPERMARKETS -- 1.7%
   3,770   Fred Meyer, Inc. (a)........................................      227,143
------------------------------------------------------------------------------------
                                                         TELECOMMUNICATIONS -- 10.1%
  15,040   Advanced Fibre Communications, Inc. (a).....................      164,500
   4,400   Amdocs, Ltd. (a)............................................       75,350
  10,730   Ascend Communications, Inc. (a).............................      705,497
  13,120   Aspect Telecommunications Corp. (a).........................      226,320
   7,040   Lightbridge, Inc. (a).......................................       38,720
   2,636   Qwest Communications, Intl. (a).............................      131,800
------------------------------------------------------------------------------------
                                                                           1,342,187
------------------------------------------------------------------------------------
           TOTAL COMMON STOCK (Cost -- $11,161,244)....................   12,188,783
------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       24

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1998

                          MFS MID CAP GROWTH PORTFOLIO

  FACE
 AMOUNT                              SECURITY                               VALUE
------------------------------------------------------------------------------------

CONVERTIBLE CORPORATE BONDS -- 1.5%
           Concentra Managed Care:
$ 47,000   6.000% due 12/15/01.........................................  $    39,715
 205,000   4.500% due 3/15/03..........................................      157,338
------------------------------------------------------------------------------------
           TOTAL CONVERTIBLE CORPORATE BONDS (Cost -- $169,883)........      197,053
------------------------------------------------------------------------------------
SHORT-TERM SECURITY -- 7.0%
 930,000   Federal Home Loan Mortgage Corp., 4.700% due 1/4/99
           (Cost -- $929,636)..........................................      929,635
------------------------------------------------------------------------------------
           TOTAL INVESTMENTS -- 100% (Cost -- $12,260,763*)............  $13,315,471
------------------------------------------------------------------------------------

(a) Non-income producing security.
 * Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       25

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1998

                             MFS RESEARCH PORTFOLIO

  SHARES                               SECURITY                               VALUE
--------------------------------------------------------------------------------------
COMMON STOCK -- 90.6%
--------------------------------------------------------------------------------------
AEROSPACE -- 3.2%
     2,810   Lockheed Martin Corp. ......................................  $   238,147
     3,400   Newport News Shipbuilding, Inc. ............................      113,687
     8,030   United Technologies Corp. ..................................      873,262
--------------------------------------------------------------------------------------
                                                                             1,225,096
--------------------------------------------------------------------------------------
AUTOMOTIVE -- 0.2%
     1,200   Federal-Mogul Corp. ........................................       71,400
--------------------------------------------------------------------------------------
                                                    BANKS AND CREDIT COMPANIES -- 2.4%
     8,200   Bank of New York Co., Inc. .................................      330,050
     4,400   The Chase Manhattan Corp. ..................................      299,475
     6,700   Wells Fargo & Co. ..........................................      267,581
--------------------------------------------------------------------------------------
                                                                               897,106
--------------------------------------------------------------------------------------
BIOTECHNOLOGY -- 1.5%
     5,010   Guidant Corp. (a)...........................................      552,352
--------------------------------------------------------------------------------------
BUSINESS MACHINES -- 1.1%
     4,870   Sun Microsystems, Inc. (a)..................................      416,994
--------------------------------------------------------------------------------------
BUSINESS SERVICES -- 2.4%
     8,030   Compuware Corp. (a).........................................      627,344
     2,920   Modis Professional Services, Inc. (a).......................       42,340
    15,243   Smurfit-Stone Container Corp. (a)...........................      241,030
--------------------------------------------------------------------------------------
                                                                               910,714
--------------------------------------------------------------------------------------
CELLULAR PHONES -- 0.1%
     1,925   Sprint PCS (a)..............................................       44,515
--------------------------------------------------------------------------------------
CHEMICALS -- 0.9%
     3,280   Cambrex Corp. ..............................................       78,720
     2,630   E.I. du Pont de Nemours and Co. ............................      139,554
     2,700   Monsanto Co. ...............................................      128,250
--------------------------------------------------------------------------------------
                                                                               346,524
--------------------------------------------------------------------------------------
COMPUTER SOFTWARE/PC -- 5.1%
    13,810   Microsoft Corp. (a).........................................    1,915,274
--------------------------------------------------------------------------------------
                                                     COMPUTER SOFTWARE SYSTEMS -- 6.1%
     9,400   Alcatel Alsthom CGE, Sponsored ADR..........................      229,712
    10,350   BMC Software Inc. (a).......................................      461,222
     3,310   Cadence Design Systems, Inc. ...............................       98,472
     9,780   Computer Associates International Inc. .....................      416,872
     3,680   EMC Corp. (a)...............................................      312,800
    17,630   Oracle Corp. (a)............................................      760,294
       350   Synopsys, Inc. (a)..........................................       18,987
--------------------------------------------------------------------------------------
                                                                             2,298,359
--------------------------------------------------------------------------------------
CONGLOMERATES -- 3.3%
    16,610   Tyco International Ltd. ....................................    1,253,017
--------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       26

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1998

                             MFS RESEARCH PORTFOLIO


                                                   CONSUMER GOODS AND SERVICES -- 7.1%
     1,900   Black & Decker Corp. .......................................  $   106,519
     8,270   Cendant Corp. (a)...........................................      157,647
     4,420   Colgate-Palmolive Co. ......................................      410,507
     6,630   Gillette Co. ...............................................      320,312
    10,210   Philip Morris Cos., Inc. ...................................      546,235
     3,240   The Clorox Co. .............................................      378,472
     9,390   The Dial Corp. .............................................      271,136
     5,440   The Procter & Gamble Co. ...................................      496,740
--------------------------------------------------------------------------------------
                                                                             2,687,568
--------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT -- 1.4%
     8,740   Emerson Electric Co. .......................................      546,796
--------------------------------------------------------------------------------------
ELECTRONICS -- 3.0%
    14,420   Analog Devices, Inc. (a)....................................      452,427
     4,840   Intel Corp. ................................................      573,842
     1,800   Lattice Semiconductor Corp. (a).............................       82,631
--------------------------------------------------------------------------------------
                                                                             1,108,900
--------------------------------------------------------------------------------------
                                                                 ENTERTAINMENT -- 4.1%
    12,310   CBS Corp. ..................................................      403,153
       100   Jacor Communications, Inc. (a)..............................        6,437
     6,090   MediaOne Group, Inc. (a)....................................      286,230
     6,700   Time Warner Inc. ...........................................      415,819
    15,000   Walt Disney Co. ............................................      450,000
--------------------------------------------------------------------------------------
                                                                             1,561,639
--------------------------------------------------------------------------------------
                                                        FINANCIAL INSTITUTIONS -- 5.6%
     1,900   American Express Co. .......................................      194,275
     5,828   Associates First Capital Corp. .............................      246,962
     4,900   Bear Stearns Cos. Inc. .....................................      183,138
     7,480   Freddie Mac.................................................      481,993
     4,700   Fannie Mae..................................................      347,800
     5,390   First Union Corp. ..........................................      327,779
     2,190   Morgan Stanley Dean Witter & Co. ...........................      155,490
     5,780   The CIT Group Inc., Class A Shares..........................      183,876
--------------------------------------------------------------------------------------
                                                                             2,121,313
--------------------------------------------------------------------------------------
                                                    FOOD AND BEVERAGE PRODUCTS -- 3.0%
     9,847   Archer-Daniels-Midland Co. .................................      169,245
     3,000   Dean Foods Co. .............................................      122,438
     4,870   Hershey Foods Corp. ........................................      302,853
     3,100   Hormel Foods Corp. .........................................      101,525
     3,950   McCormick & Co., Inc. ......................................      133,559
     9,700   Ralston Purina Group........................................      314,038
--------------------------------------------------------------------------------------
                                                                             1,143,658
--------------------------------------------------------------------------------------
HOME DECORATIONS -- 0.5%
     4,480   Newell Co. .................................................      184,800
--------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       27

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1998

                             MFS RESEARCH PORTFOLIO


                                                                     INSURANCE -- 7.0%
     5,170   Ace, Limited................................................  $   178,042
     4,120   Allstate Corp. .............................................      159,135
     6,080   CIGNA Corp. ................................................      470,060
     6,380   Conseco, Inc. ..............................................      194,989
     7,490   Equitable Cos. .............................................      433,484
       630   EXCEL Limited...............................................       47,250
     6,230   Hartford Financial Services Group, Inc. ....................      341,871
     4,780   Lincoln National Corp. .....................................      391,064
     3,480   Nationwide Financial Services, Inc. ........................      179,873
     5,370   Reliastar Financial Corp. ..................................      247,691
--------------------------------------------------------------------------------------
                                                                             2,643,459
--------------------------------------------------------------------------------------
MANUFACTURING -- 0.2%
     3,100   Federal Signal Corp. .......................................       84,863
--------------------------------------------------------------------------------------
MEDICAL AND HEALTH PRODUCTS -- 5.7%
    15,270   American Home Products Corp. ...............................      859,892
     3,850   Bristol-Myers Squibb Co. ...................................      515,178
     6,150   Pfizer, Inc. ...............................................      771,441
--------------------------------------------------------------------------------------
                                                                             2,146,511
--------------------------------------------------------------------------------------
MEDICAL AND HEALTH TECHNOLOGY AND SERVICES -- 4.4%
     3,955   Cardinal Health, Inc. ......................................      300,086
    24,130   HBO & Co. ..................................................      692,229
    22,150   HEATHSOUTH Corp. (a)........................................      341,941
     7,640   United Healthcare Corp. ....................................      328,998
--------------------------------------------------------------------------------------
                                                                             1,663,254
--------------------------------------------------------------------------------------
NETWORKING -- 0.7%
     6,200   3Com Corp. (a)..............................................      277,838
--------------------------------------------------------------------------------------
OIL SERVICES -- 0.1%
     1,140   Cooper Cameron Corp. (a)....................................       27,930
--------------------------------------------------------------------------------------
OILS -- 1.9%
       200   Amoco Corp. ................................................       12,075
     7,117   British Petroleum Co., Sponsored ADR........................      637,861
     1,000   Mobil Corp. ................................................       87,125
--------------------------------------------------------------------------------------
                                                                               737,061
--------------------------------------------------------------------------------------
POLLUTION CONTROL -- 0.4%
     5,380   Browning-Ferris Industries, Inc. ...........................      152,994
--------------------------------------------------------------------------------------
RESTAURANTS AND LODGING -- 0.6%
     7,904   CKE Restaurants, Inc. ......................................      232,674
--------------------------------------------------------------------------------------
SPECIAL PRODUCTS AND SERVICES -- 2.2%
     1,510   Illinois Tool Works, Inc. ..................................       87,580
     5,130   McDonald's Corp. ...........................................      393,086
     2,970   Xerox Corp. ................................................      350,460
--------------------------------------------------------------------------------------
                                                                               831,126
--------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       28

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1998

                             MFS RESEARCH PORTFOLIO


                                                                 RETAIL/STORES -- 6.0%
     3,110   American Stores Co. ........................................  $   114,876
     8,420   CVS Corp. ..................................................      463,100
     8,030   CompUSA Inc. (a)............................................      104,892
     7,480   Dayton Hudson Corp. ........................................      405,790
     6,200   Office Depot, Inc. (a)......................................      229,013
    14,790   Rite Aid Corp. .............................................      733,029
     1,980   The Home Depot, Inc. .......................................      121,151
     3,000   TJX Cos., Inc. .............................................       87,000
--------------------------------------------------------------------------------------
                                                                             2,258,851
--------------------------------------------------------------------------------------
SUPERMARKETS -- 3.0%
     1,800   Albertson's, Inc. ..........................................      114,637
     8,030   Fred Meyer Inc. (a).........................................      483,808
     8,580   Safeway Inc. (a)............................................      522,844
--------------------------------------------------------------------------------------
                                                                             1,121,289
--------------------------------------------------------------------------------------
                                                            TELECOMMUNICATIONS -- 6.2%
     1,300   Aspect Telecommunications Corp. (a).........................       22,425
     4,880   Cisco Systems, Inc. (a).....................................      452,925
     2,970   Intermedia Communications Inc. (a)..........................       51,233
     3,800   Lucent Technologies, Inc....................................      418,000
    15,037   MCI Worldcom, Inc. (a)......................................    1,078,905
     3,950   Sprint Corp. ...............................................      332,294
--------------------------------------------------------------------------------------
                                                                             2,355,782
--------------------------------------------------------------------------------------
UTILITIES/ELECTRIC -- 0.5%
     5,380   CalEnergy Co., Inc. (a).....................................      186,619
--------------------------------------------------------------------------------------
UTILITIES/GAS -- 0.7%
     1,730   Columbia Energy Group.......................................       99,908
     4,820   K N Energy, Inc. ...........................................      175,328
--------------------------------------------------------------------------------------
                                                                               275,236
--------------------------------------------------------------------------------------
             TOTAL COMMON STOCK (Cost -- $30,174,451)....................   34,281,512
--------------------------------------------------------------------------------------
FOREIGN STOCK -- 2.7%
--------------------------------------------------------------------------------------
GREAT BRITAIN -- 0.9%
    29,670   British Aerospace...........................................      252,010
    24,210   Lucas Varity................................................       79,756
--------------------------------------------------------------------------------------
                                                                               331,766
--------------------------------------------------------------------------------------
ITALY -- 0.8%
    16,357   San Paolo -- IMI Spa........................................      289,843
--------------------------------------------------------------------------------------
NETHERLANDS -- 1.0%
     6,208   ING Groep N.V. .............................................      378,758
--------------------------------------------------------------------------------------
             TOTAL FOREIGN STOCK (Cost -- $938,604)......................    1,000,367
--------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       29

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1998

                             MFS RESEARCH PORTFOLIO

   FACE
  AMOUNT                               SECURITY                               VALUE
--------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 6.7%
             Federal Home Loan Mortgage Corp.:
$2,000,000   4.70% due 1/4/99............................................  $ 1,999,217
   530,000   5.13% due 1/15/99...........................................      528,943
--------------------------------------------------------------------------------------
             TOTAL SHORT-TERM INVESTMENTS (Cost -- $2,528,160)...........    2,528,160
--------------------------------------------------------------------------------------
             TOTAL INVESTMENTS -- 100% (Cost -- $33,641,215*)............  $37,810,039
--------------------------------------------------------------------------------------

(a) Non-income producing security.
 * Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       30

--------------------------------------------------------------------------------
 STATEMENTS OF ASSETS AND LIABILITIES                          DECEMBER 31, 1998

                                                                               DISCIPLINED       MFS
                                                    CONVERTIBLE   STRATEGIC     SMALL CAP      MID CAP         MFS
                                                       BOND         STOCK         STOCK        GROWTH       RESEARCH
                                                     PORTFOLIO    PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
----------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments -- Cost.............................  $3,772,690    $6,095,478   $4,464,344    $12,260,763   $33,641,215
  Repurchase Agreements -- Cost...................     847,000     2,404,000      298,000             --            --
----------------------------------------------------------------------------------------------------------------------
  Investments, at Value...........................  $3,739,831    $6,080,137   $4,793,469    $13,315,471   $37,810,039
  Repurchase Agreements, at Value.................     847,000     2,404,000      298,000             --            --
  Cash............................................         883           124          726          4,771        86,499
  Dividends and interest receivable...............      31,896        11,410        5,774          7,067        17,833
  Receivable for securities sold..................          --                     54,237             --       115,175
  Receivable from broker -- variation margin......          --            --        5,497             --            --
  Receivable for Fund shares sold.................          --        95,201       33,159         71,121       165,114
  Receivable for open forward foreign
    currency contracts (Note 9)...................          --            --           --             --           527
  Receivable from affiliate.......................      24,996        21,016       45,146         32,634        41,049
----------------------------------------------------------------------------------------------------------------------
  TOTAL ASSETS....................................   4,644,606     8,611,888    5,236,008     13,431,064    38,236,236
----------------------------------------------------------------------------------------------------------------------
LIABILITIES:
  Payable for Fund shares purchased...............       3,594            --           --             --            --
  Investment advisory fees payable................       2,276         4,468        2,980         11,208        26,253
  Administration fees payable.....................         227           447          387          1,427         3,055
  Payable for securities purchased................          --     1,698,375       45,243        162,115       307,596
  Payable for open forward foreign
    currency contracts (Note 9)...................          --            --           --             --           341
  Accrued expenses................................      21,299        21,831       25,180         22,501        28,550
----------------------------------------------------------------------------------------------------------------------
  TOTAL LIABILITIES...............................      27,396     1,725,121       73,790        197,251       365,795
----------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS..................................  $4,617,210    $6,886,767   $5,162,218    $13,233,813   $37,870,441
----------------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital.................................  $4,641,464    $6,903,653   $5,301,574    $12,192,420   $34,371,859
  Undistributed (overdistributed) net investment
    income........................................          --            60        1,715             --       (10,432)
  Accumulated net realized gain (loss) from
    security transactions, futures contracts and
    foreign currencies............................       8,605        (1,605)    (488,906)       (13,315)     (659,817)
  Net unrealized appreciation (depreciation)
    of investments, futures contracts and foreign
    currencies....................................     (32,859)      (15,341)     347,835      1,054,708     4,168,831
----------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS..................................  $4,617,210    $6,886,767   $5,162,218    $13,233,813   $37,870,441
----------------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING................................     468,298       727,932      582,194      1,316,229     3,587,001
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, PER SHARE........................       $9.86         $9.46         $8.87        $10.05        $10.56
----------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       31

--------------------------------------------------------------------------------
 STATEMENTS OF OPERATIONS                 FOR THE PERIOD ENDED DECEMBER 31, 1998

                                                                                     DISCIPLINED         MFS
                                                     CONVERTIBLE      STRATEGIC       SMALL CAP        MID CAP           MFS
                                                        BOND            STOCK           STOCK          GROWTH         RESEARCH
                                                    PORTFOLIO (A)   PORTFOLIO (A)   PORTFOLIO (A)   PORTFOLIO (B)   PORTFOLIO (B)
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest........................................    $ 88,721        $ 43,665        $  10,662      $   27,404      $   62,069
  Dividends.......................................      31,421          68,772           26,434          11,903          97,086
  Less: Foreign withholding tax...................          --              --               --              --          (1,347)
---------------------------------------------------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME.........................     120,142         112,437           37,096          39,307         157,808
---------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fees (Note 2)...............      14,036          20,263           18,102          41,903          88,733
  Audit and legal.................................      13,000          12,470           10,670          16,300          20,183
  Shareholder and system servicing fees...........       4,294           6,790            5,810           4,877           5,057
  Shareholder communications......................       4,000           1,465            1,248           3,000           4,937
  Trustees' fees..................................       3,000           3,120            2,670           2,800           2,800
  Administration fees (Note 2)....................       1,403           2,026            1,358           3,145           6,655
  Custody.........................................       1,370           3,300           27,207          12,297          22,100
  Registration fees...............................       1,000           1,580              500             400           1,000
  Other...........................................       1,607             395              211             300             500
---------------------------------------------------------------------------------------------------------------------------------
  TOTAL EXPENSES..................................      43,710          51,409           67,776          85,022         151,965
  Less: Expense reimbursement (Note 2)............     (24,996)        (21,016)         (45,146)        (32,634)        (41,049)
---------------------------------------------------------------------------------------------------------------------------------
  NET EXPENSES....................................      18,714          30,393           22,630          52,388         110,916
---------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)......................     101,428          82,044           14,466         (13,081)         46,892
---------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, FUTURES CONTRACTS AND FOREIGN
CURRENCIES (NOTES 3, 6 AND 9):
  Realized Gain (Loss) From:
    Security transactions (excluding short-term
       securities)................................      16,179          (1,605)        (478,646)           (234)       (659,451)
    Futures contracts.............................          --              --          (10,427)             --              --
    Foreign currency transactions.................          --              --               --              --             (12)
---------------------------------------------------------------------------------------------------------------------------------
  NET REALIZED GAIN (LOSS)........................      16,179          (1,605)        (489,073)           (234)       (659,463)
---------------------------------------------------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation of
  Investments, Futures Contracts and Foreign
  Currencies:
    Beginning of period...........................          --              --               --              --              --
    End of period.................................     (32,859)        (15,341)         347,835       1,054,708       4,168,831
---------------------------------------------------------------------------------------------------------------------------------
  INCREASE IN NET UNREALIZED APPRECIATION
    (DEPRECIATION)................................     (32,859)        (15,341)         347,835       1,054,708       4,168,831
---------------------------------------------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS
  AND FOREIGN CURRENCIES..........................     (16,680)        (16,946)        (141,238)      1,054,474       3,509,368
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS......................................    $ 84,748        $ 65,098        $(126,772)     $1,041,393      $3,556,260
---------------------------------------------------------------------------------------------------------------------------------

(a) For the period May 1, 1998 (commencement of operations) to December 31,
    1998.
(b) For the period March 23, 1998 (commencement of operations) to December 31, 1998.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       32

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS      FOR THE PERIOD ENDED DECEMBER 31, 1998

                                                                                   DISCIPLINED         MFS
                                                   CONVERTIBLE      STRATEGIC       SMALL CAP        MID CAP           MFS
                                                      BOND            STOCK           STOCK          GROWTH         RESEARCH
                                                  PORTFOLIO (A)   PORTFOLIO (A)   PORTFOLIO (A)   PORTFOLIO (B)   PORTFOLIO (B)
-------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss)..................   $  101,428      $   82,044       $   14,466     $   (13,081)    $    46,892
  Net realized gain (loss)......................       16,179          (1,605)        (489,073)           (234)       (659,463)
  Increase in net unrealized appreciation
    (depreciation)..............................      (32,859)        (15,341)         347,835       1,054,708       4,168,831
-------------------------------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM
    OPERATIONS..................................       84,748          65,098         (126,772)      1,041,393       3,556,260
-------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.........................     (101,365)        (81,984)         (12,584)             --         (57,678)
  Net realized gains............................       (7,637)             --               --              --              --
  Capital.......................................           --              --           (2,412)             --          (1,158)
-------------------------------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS................................     (109,002)        (81,984)         (14,996)             --         (58,836)
-------------------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 15):
  Net proceeds from sale of shares..............    4,632,057       9,903,403        5,417,586      12,312,206      35,252,585
  Net asset value of shares issued for
    reinvestment of dividends...................      109,002          81,984           14,996              --          58,836
  Cost of shares reacquired.....................      (99,595)     (3,081,734)        (128,596)       (119,786)       (938,404)
-------------------------------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM FUND SHARE
    TRANSACTIONS................................    4,641,464       6,903,653        5,303,986      12,192,420      34,373,017
-------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS..........................    4,617,210       6,886,767        5,162,218      13,233,813      37,870,441
NET ASSETS:
  Beginning of period...........................           --              --               --              --              --
-------------------------------------------------------------------------------------------------------------------------------
  END OF PERIOD*................................   $4,617,210      $6,886,767       $5,162,218     $13,233,813     $37,870,441
-------------------------------------------------------------------------------------------------------------------------------
* Includes undistributed (overdistributed) net
  investment income of:                                    --               $60          $1,715              --        $(10,432)
-------------------------------------------------------------------------------------------------------------------------------

(a) For the period May 1, 1998 (commencement of operations) to December 31,
    1998.
(b) For the period March 23, 1998 (commencement of operations) to December 31, 1998.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       33

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS

     1.  SIGNIFICANT ACCOUNTING POLICIES

     The Convertible Bond, Strategic Stock, Disciplined Small Cap Stock, MFS Mid Cap Growth and MFS Research Portfolios ("Portfolio(s)") are separate investment portfolios of The Travelers Series Trust ("Trust"). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company and consists of these portfolios and fifteen other separate investment portfolios: Travelers Quality Bond, Lazard International Stock, MFS Emerging Growth, Federated High Yield, Federated Stock, Disciplined Mid Cap Stock (formerly known as Mid Cap Disciplined Equity Fund), U.S. Government Securities, Social Awareness Stock, Utilities, Large Cap, Equity Income, Zero Coupon Bond Fund Portfolio Series 2000, Zero Coupon Bond Fund Portfolio Series 2005, NWQ Large Cap and Jurika & Voyles Core Equity Portfolios. Shares of the Trust are offered only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts. The financial statements and financial highlights for the other portfolios are presented in separate annual reports.

     The significant accounting policies consistently followed by the Portfolios are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets or, if there were no sales during the day, at current quoted bid price; securities primarily traded on foreign exchanges are generally valued at the closing values of such securities on their respective exchanges, except that when a significant occurrence exists subsequent to the time a value was so established and it is likely to have significantly changed the value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees; securities traded in the over-the-counter market are valued on the basis of the bid price at the close of business on each day; U.S. government agencies and obligations are valued at the mean between the last reported bid and ask prices; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) securities that have a maturity of 60 days or more are valued at prices based on market quotations for securities of similar type, yield and maturity; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis and dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Portfolio determines the existence of a dividend declaration after exercising reasonable due diligence; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records of the Portfolios are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) the Portfolios intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1998, reclassifications were made to the capital accounts of the Convertible Bond Portfolio, Disciplined Small Cap Stock Portfolio, MFS Mid Cap Growth Portfolio and MFS Research Portfolio to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     In addition, the MFS Mid Cap Growth and MFS Research Portfolios may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when the contracts are settled.

     2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS

     Travelers Asset Management International Corporation ("TAMIC"), an indirect wholly owned subsidiary of Citigroup Inc., acts as investment adviser to the Convertible Bond ("CB"), Disciplined Small Cap Stock ("DSCS"), MFS Mid Cap Growth ("MMCG"), MFS Research ("MRP"), and Strategic Stock ("SSP") Portfolios. CB, DSCS, MMCG, MRP, and SSP each pay TAMIC an investment advisory fee calculated at annual rates of 0.60%, 0.80%, 0.80%, 0.80% and 0.60%, respectively. This fee is calculated daily and paid monthly.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     TAMIC has entered into sub-advisory agreements with Massachusetts Financial Services ("MFS"), and Travelers Investment Management Co., Inc. ("TIMCO"). Pursuant to each sub-advisory agreement, MFS is responsible for the day-to-day portfolio operations and investment decisions for MMCG and MRP and TIMCO is responsible for the day-to-day portfolio operations and investment decisions for DSCS and SSP. As a result, the following fees are paid and calculated at an annual rate:

          - TAMIC pays MFS 0.375% of MMCG and MRP's average daily net assets.

          - TAMIC pays TIMCO 0.40% and 0.20% of the average daily net assets of DSCS and SSP, respectively.
These fees are calculated daily and paid monthly.

     Travelers Insurance Company ("Travelers Insurance") acts as administrator to the Portfolios. The Portfolios pay Travelers Insurance an administration fee calculated at an annual rate of 0.06% of its average daily net assets. Travelers Insurance has entered into a sub-administrative service agreement with Mutual Management Corp. ("MMC"), a subsidiary of Salomon Smith Barney Holdings Inc. Travelers Insurance pays MMC, as sub-administrator, a fee calculated at an annual rate of 0.06% of the average daily net assets of the Portfolios. This fee is calculated daily and paid monthly.

     For the year ended December 31, 1998, Travelers Insurance reimbursed expenses in the amounts of $24,996, $21,016, $45,146, $32,634 and $41,049 for
CB, SSP, DSCS, MMCG and MRP, respectively.

     One Trustee and all officers of the Trust are employees of Citigroup Inc., or its subsidiaries.

     3.  INVESTMENTS

     The aggregate costs of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities), during the year ended December 31, 1998 were as follows:

                         PORTFOLIO                             PURCHASES      SALES
--------------------------------------------------------------------------------------
Convertible Bond Portfolio..................................  $ 3,953,509   $  213,519
Strategic Stock Portfolio...................................    6,126,389       29,306
Disciplined Small Cap Stock Portfolio.......................    7,814,211    2,910,854
MFS Mid Cap Growth Portfolio................................   17,608,430    6,277,066
MFS Research Portfolio......................................   39,422,704    7,650,201
--------------------------------------------------------------------------------------

     At December 31, 1998, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                 GROSS          GROSS       NET UNREALIZED
                                                               UNREALIZED     UNREALIZED     APPRECIATION
                         PORTFOLIO                            APPRECIATION   DEPRECIATION   (DEPRECIATION)
-----------------------------------------------------------------------------------------
Convertible Bond Portfolio..................................   $  199,483     $(232,342)     $   (32,859)
Strategic Stock Portfolio...................................      238,199      (253,540)         (15,341)
Disciplined Small Cap Stock Portfolio.......................      554,008      (224,883)         329,125
MFS Mid Cap Growth Portfolio................................    1,587,088      (532,380)       1,054,708
MFS Research Portfolio......................................    4,724,560      (555,736)       4,168,824
-----------------------------------------------------------------------------------------

     4.  REPURCHASE AGREEMENTS

     The Portfolios purchase (and their custodians take possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolios require continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

     5.  REVERSE REPURCHASE AGREEMENTS

     The Portfolios may from time to time enter into reverse repurchase agreements.

     A reverse repurchase agreement involves a sale by the Portfolio of securities that it holds with an agreement by the Portfolio to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of the securities. The

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Portfolio will establish a segregated account with its custodian, in which the Portfolio will maintain cash, U.S. government securities or other liquid high-grade debt obligations equal in value to its obligations with respect to the reverse repurchase agreements.

     At December 31, 1998, the Portfolios had no open reverse repurchase agreements.

     6.  FUTURES CONTRACTS

     The Portfolios may from time to time enter into futures contracts.

     Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract.

     The Portfolios enter into such contracts to hedge a portion of their portfolios. The Portfolios bear the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

     At December 31, 1998, DSCS had purchased 2 financial futures contracts on the Mid Cap 400 Index expiring in March 1999. The basis value of such contracts was $373,040. The market value of such contracts on December 31, 1998 was $391,750, resulting in an unrealized gain of $18,710.

     7.  OPTIONS CONTRACTS

     The Portfolios may from time to time enter into options contracts.

     Premiums paid when put or call options are purchased by the Portfolios, represent investments, which are "marked-to-market" daily. When a purchased option expires, the Portfolios will realize a loss in the amount of the premium paid. When the Portfolios enter into a closing sales transaction, the Portfolios will realize a gain or loss depending on whether the proceeds from the closing sales transactions are greater or less than the premium paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolios exercise a call option, the cost of the security which the Portfolios purchase upon exercise will be increased by the premium originally paid.

     At December 31, 1998, the Portfolios had no open purchased put or call option contracts.

     When Portfolios write a covered call or put option, an amount equals to the premium received by the Portfolios is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolios realize a gain. When the Portfolios enter into a closing purchase transaction, the Portfolios realize a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolios purchased upon exercise. When written index options are exercised, settlement is made in cash.

     The risk associated with purchasing options is limited to the premium originally paid. The Portfolios enter into options for hedging purposes. The risk in writing a covered call option is that the Portfolios give up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Portfolios are exposed to the risk of a loss if the market price of the underlying security declines.

     During the year ended December 31, 1998, the Portfolios did not write any options.

     8.  FOREIGN SECURITIES

     Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

     9.  FORWARD FOREIGN CURRENCY CONTRACTS

     MMCG and MRP may enter into forward foreign currency contracts.

     At December 31, 1998, MRP had open forward foreign currency contracts as described below. The Portfolio bears the market risk that arises from changes in foreign currency exchange rates. The unrealized gain (loss) on the contracts reflected in the accompanying financial statements were as follows:

                                                         LOCAL       MARKET     SETTLEMENT    UNREALIZED
FOREIGN CURRENCY                                        CURRENCY      VALUE        DATE       GAIN (LOSS)
---------------------------------------------------------------------------------------------------------
TO BUY:
British Pound........................................      17,278    $28,749      1/7/99         $(341)
Dutch Guilder........................................      46,562     24,811      1/5/99           103
Italian Lira.........................................  35,095,289     21,284      1/8/99            53
---------------------------------------------------------------------------------------------------------
                                                                                                  (185)
---------------------------------------------------------------------------------------------------------
TO SELL:
British Pound........................................      19,962     33,208      1/4/99           228
British Pound........................................         802      1,335      1/5/99             9
British Pound........................................       6,786     11,291      1/7/99           134
---------------------------------------------------------------------------------------------------------
                                                                                                   371
---------------------------------------------------------------------------------------------------------
Net Unrealized Gain on Forward Foreign Currency
  Contracts..........................................                                            $ 186
---------------------------------------------------------------------------------------------------------

     10.  SECURITIES TRADED ON A WHEN-ISSUED BASIS

     The Portfolios may from time to time purchase securities on a when-issued basis.

     In a when-issued transaction, the Portfolio commits to purchasing securities for which specific information is not yet known at the time of the trade. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio. Beginning on the date the Portfolio enters into the when-issued transaction, the custodian maintains cash, U.S. government securities or other liquid high grade debt obligations in a segregated account equal in value to the purchase price of the when-issued security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

     At December 31, 1998, there were no when-issued securities held by the Portfolios.

     11.  MORTGAGE DOLLAR ROLL TRANSACTIONS

     The Portfolios have the ability to participate in mortgage dollar rolls.

     A mortgage dollar roll transaction involves a sale by the Portfolio of securities that it holds with an agreement by the Portfolio to purchase similar securities at an agreed upon price and date. The securities repurchased will bear the same interest as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold. Proceeds of the sale will be invested and the income from these investments, together with any additional income from the Portfolio exceeding the yield on the securities sold.

     At December 31, 1998, there were no mortgage dollar roll transactions held by the Portfolios.

     12.  SHORT SALES AGAINST THE BOX

     The Portfolios have the ability to engage in short sales against the box.

     A short sale against the box is a short sale of common stock such that, when the short position is open, the Portfolio involved owns an equal amount of the stock or preferred stock or debt securities (convertible or exchangeable) without payment of further consideration, into an equal number of shares of common stock sold short. The proceeds of the sale will be held by the broker until the settlement date, when the Portfolio delivers the stock or the convertible or exchangeable

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

securities to close out its short position. Although prior to delivery a Portfolio will have to pay an amount equal to any dividends paid on the common stock sold short, the Portfolio will receive the dividends from the stock or the preferred stock or the interest from the stock or convertible or exchangeable debt securities plus a portion of the interest earned from the proceeds of the short sale. The Portfolio will deposit in a segregated account with the Portfolio's custodian, the common stock or convertible preferred stock or debt securities in connection with short sales against the box.

     At December 31, 1998, there were no open short sales against the box.

     13.  CAPITAL LOSS CARRYFORWARD

     At December 31, 1998, DSCS and MRP had, for Federal tax purposes, $455,000 and $308,000, respectively, of capital loss carryforwards available to offset future capital gains through 2006. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

     14.  LENDING OF SECURITIES

     The Portfolios have an agreement with their custodian whereby the custodian may lend securities owned by the Portfolios to brokers, dealers and other financial organizations. Fees earned by the Portfolios on securities lending are recorded as interest income. Loans of securities by the Portfolios are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Portfolios maintain exposure for the risk of any losses in the investment of amounts received as collateral.

     At December 31, 1998, there were no loaned securities held by the Portfolios.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     15.  SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest without par value. Transactions in shares of each Portfolio were as follows:

                                                                  PERIOD ENDED
                                                                DECEMBER 31, 1998
---------------------------------------------------------------------------------
CONVERTIBLE BOND PORTFOLIO(A):
Shares sold.................................................          467,540
Shares issued for reinvestment..............................           11,055
Shares redeemed.............................................          (10,297)
---------------------------------------------------------------------------------
Net Increase................................................          468,298
---------------------------------------------------------------------------------
STRATEGIC STOCK PORTFOLIO(A):
Shares sold.................................................        1,041,160
Shares issued for reinvestment..............................            8,666
Shares redeemed.............................................         (321,894)
---------------------------------------------------------------------------------
Net Increase................................................          727,932
---------------------------------------------------------------------------------
DISCIPLINED SMALL CAP STOCK PORTFOLIO(A):
Shares sold.................................................          597,608
Shares issued for reinvestment..............................            1,691
Shares redeemed.............................................          (17,105)
---------------------------------------------------------------------------------
Net Increase................................................          582,194
---------------------------------------------------------------------------------
MFS MID CAP GROWTH PORTFOLIO(B):
Shares sold.................................................        1,328,144
Shares issued for reinvestment..............................               --
Shares redeemed.............................................          (11,915)
---------------------------------------------------------------------------------
Net Increase................................................        1,316,229
---------------------------------------------------------------------------------
MFS RESEARCH PORTFOLIO(B):
Shares sold.................................................        3,675,328
Shares issued for reinvestment..............................            5,571
Shares redeemed.............................................          (93,898)
---------------------------------------------------------------------------------
Net Increase................................................        3,587,001
---------------------------------------------------------------------------------

(a) Transactions are for the period from May 1, 1998 (commencement of operations) to December 31, 1998.

(b) Transactions are for the period from March 23, 1998 (commencement of operations) to December 31, 1998.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout the period ended December 31:

                 CONVERTIBLE BOND PORTFOLIO                   1998(1)
---------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................  $10.00
---------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income(2)..................................    0.22
  Net realized and unrealized loss..........................   (0.12)
---------------------------------------------------------------------
Total Income From Operations................................    0.10
---------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.....................................   (0.22)
  Net realized gains........................................   (0.02)
---------------------------------------------------------------------
Total Distribution..........................................   (0.24)
---------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD..............................  $ 9.86
---------------------------------------------------------------------
TOTAL RETURN++..............................................    0.98%
---------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)...........................  $4,617
---------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS+:
  Expenses(2)...............................................    0.80%
  Net investment income.....................................    4.31
---------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.....................................       7%
---------------------------------------------------------------------

(1) For the period from May 1, 1998 (commencement of operations) to December 31, 1998.

(2) Travelers Insurance has agreed to reimburse the Portfolio for expenses in the amount of $24,996 for the period ended December 31, 1998. If such expenses were not reimbursed, the per share decrease in net investment income and the actual expense ratios would have been as follows:

                      PER SHARE DECREASES                EXPENSE RATIOS WITHOUT
                    IN NET INVESTMENT INCOME             EXPENSE REIMBURSEMENT
                    ------------------------         ------------------------------
1998                         $0.05                                1.86%+

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

 +  Annualized.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
For a share of beneficial interest outstanding throughout the period ended December 31:

                 STRATEGIC STOCK PORTFOLIO                    1998(1)
---------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................   $10.00
---------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income(2)..................................    0.12
  Net realized and unrealized loss..........................   (0.54)
---------------------------------------------------------------------
Total Loss From Operations..................................   (0.42)
---------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.....................................   (0.12)
  Net realized gains........................................      --
---------------------------------------------------------------------
Total Distributions.........................................   (0.12)
---------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD..............................   $9.46
---------------------------------------------------------------------
TOTAL RETURN++..............................................   (4.24)%
---------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)...........................  $6,887
---------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS+:
  Expenses(2)...............................................    0.90%
  Net investment income.....................................    2.42
---------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.....................................       1%
---------------------------------------------------------------------

           DISCIPLINED SMALL CAP STOCK PORTFOLIO              1998(1)
---------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................   $10.00
---------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income(2)..................................    0.03
  Net realized and unrealized loss..........................   (1.13)
---------------------------------------------------------------------
Total Loss From Operations..................................   (1.10)
---------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.....................................   (0.03)
  Capital...................................................   (0.00)*
---------------------------------------------------------------------
Total Distributions.........................................   (0.03)
---------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD..............................   $8.87
---------------------------------------------------------------------
TOTAL RETURN++..............................................  (11.04)%
---------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)...........................  $5,162
---------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS+:
  Expenses(2)...............................................    1.00%
  Net investment income.....................................    0.64
---------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.....................................      89%
---------------------------------------------------------------------

(1) For the period from May 1, 1998 (commencement of operations) to December 31, 1998.

(2) Travelers Insurance has agreed to reimburse the Strategic Stock Portfolio and the Disciplined Small Cap Stock Portfolio for expenses in the amounts of $21,016 and $45,146, respectively, for the period ended December 31, 1998. If such expenses were not reimbursed, the per share decrease in net investment income and the actual expense ratios would have been as follows:

                                                               PER SHARE DECREASES          EXPENSE RATIOS WITHOUT
                                                             IN NET INVESTMENT INCOME       EXPENSE REIMBURSEMENT
                                                             ------------------------       ----------------------
                                                                       1998                          1998
                                                                       ----                          ----
Strategic Stock Portfolio                                             $0.03                          1.51%+
Disciplined Small Cap Stock Portfolio                                  0.08                          2.98+

 *  Amount represents less than $0.01.

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

 +  Annualized.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
For a share of beneficial interest outstanding throughout the period ended December 31:

                MFS MID CAP GROWTH PORTFOLIO                  1998(1)(2)
------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................     $10.00
------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment loss(3)....................................     (0.02)
  Net realized and unrealized gain..........................      0.07
------------------------------------------------------------------------
Total Income From Operations................................      0.05
------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.....................................        --
------------------------------------------------------------------------
Total Distributions.........................................        --
------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD..............................    $10.05
------------------------------------------------------------------------
TOTAL RETURN++..............................................      0.50%
------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)...........................   $13,234
------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS+:
  Expenses(3)...............................................      1.00%
  Net investment loss.......................................     (0.25)
------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.....................................       100%
------------------------------------------------------------------------

                   MFS RESEARCH PORTFOLIO                     1998(1)
---------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................   $10.00
---------------------------------------------------------------------
INCOME FROM OPERATIONS:
  Net investment income(3)..................................     0.01
  Net realized and unrealized gain..........................     0.57
---------------------------------------------------------------------
Total Income From Operations................................     0.58
---------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.....................................    (0.02)
  Capital...................................................    (0.00)*
---------------------------------------------------------------------
Total Distributions.........................................    (0.02)
---------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD..............................   $10.56
---------------------------------------------------------------------
TOTAL RETURN++..............................................     5.77%
---------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)...........................  $37,870
---------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS+:
  Expenses(3)...............................................     1.00%
  Net investment income.....................................     0.42
---------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.....................................       54%
---------------------------------------------------------------------

(1) For the period from March 23, 1998 (commencement of operations) to December 31, 1998.

(2) Per share amounts have been calculated using the average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

(3) Travelers Insurance has agreed to reimburse the MFS Mid Cap Growth Portfolio and the MFS Research Portfolio for expenses in the amounts of $32,634 and $41,049, respectively, for the period ended December 31, 1998. If such expenses were not reimbursed, the per share decrease in net investment income and the actual expense ratios would have been as follows:

                                                       PER SHARE DECREASES               EXPENSE RATIOS WITHOUT
                                                     IN NET INVESTMENT INCOME             EXPENSE REIMBURSEMENT
                                                     ------------------------            ----------------------
                                                               1998                                            1998
                                                     ------------------------                     ----
MFS Mid Cap Growth Portfolio                                  $0.04                               1.62%+
MFS Research Portfolio                                         0.01                               1.37+

 *  Amount represents less than $0.01.

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

 +  Annualized.

--------------------------------------------------------------------------------
 INDEPENDENT AUDITORS' REPORT

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
TRAVELERS SERIES TRUST:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Convertible Bond Portfolio, Strategic Stock Portfolio, Disciplined Small Cap Stock Portfolio, MFS Mid Cap Growth Portfolio and MFS Research Portfolio of Travelers Series Trust, as of December 31, 1998, and the related statements of operations, statements of changes in net assets and financial highlights for the period from March 23, 1998 (commencement of operations) to December 31, 1998, with respect to the MFS Mid Cap Growth Portfolio and MFS Research Portfolio, from May 1, 1998 (commencement of operations) to December 31, 1998, with respect to the Convertible Bond Portfolio, Strategic Stock Portfolio and Disciplined Small Cap Stock Portfolio. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Convertible Bond Portfolio, Strategic Stock Portfolio, Disciplined Small Cap Stock Portfolio, MFS Mid Cap Growth Portfolio and MFS Research Portfolio of Travelers Series Trust as of December 31, 1998, the results of their operations, the changes in their net assets and financial highlights for the periods referred to above in conformity with generally accepted accounting principles.

                                                          [KPMG Peat Marwick LLP
                                                     Signature]

New York, New York
February 8, 1999

--------------------------------------------------------------------------------
 TAX INFORMATION (UNAUDITED)

For Federal tax purposes the Trust hereby designates for the fiscal year ended December 31, 1998:

     - Percentage of the ordinary dividends paid as qualifying for the corporate dividends received deduction:

     Convertible Bond Portfolio.............................   12.86%
     Strategic Stock Portfolio..............................   83.82%
     Disciplined Small Cap Stock Portfolio..................  100.00%
     MFS Research Portfolio.................................  100.00%

The following percentages of ordinary dividends paid from net investment income are derived from Federal obligations and may be exempt from taxation at the state level:

Disciplined Small Cap Stock Portfolio.......................    1.82%
MFS Research Portfolio......................................   20.14%

                              Investment Advisers

              TRAVELERS ASSET MANAGEMENT INTERNATIONAL CORPORATION

                             Hartford, Connecticut

                              Independent Auditors

                                    KPMG LLP

                               New York, New York

                                   Custodians

                                 PNC BANK, N.A.

This report is prepared for the general information of contract owners and is not an offer of shares of The Travelers Series Trust: Travelers Convertible Bond, Strategic Stock, Disciplined Small Cap Stock, MFS Mid Cap Growth and MFS Research Portfolios. It should not be used in connection with any offer except in conjunction with the Prospectuses for the Variable Annuity and Variable Universal Life Insurance products offered by The Travelers Insurance Company or The Travelers Life & Annuity Company and the Prospectuses for the underlying funds, which collectively contain all pertinent information, including the applicable sales commissions.

Series Trust (Annual) (2-99) Printed in U.S.A.





CONTENTS

MARKET ENVIRONMENT       3   A review of what happened in
                             world markets during  the
                             last year

EQUITY INCOME PORTFOLIO

PERFORMANCE              4   How the fund has done over
                             time.

FUND TALK                5   The manager's review of fund
                             performance, strategy  and
                             outlook over the past six
                             months.

INVESTMENTS              6   A complete list of the fund's
                             investments with their
                             market values.

FINANCIAL STATEMENTS     12  Statements of assets and
                             liabilities, operations, and
                              changes in net assets, as
                             well as financial highlights.

LARGE CAP PORTFOLIO

PERFORMANCE              14  How the fund has done over
                             time.

FUND TALK                15  The manager's review of fund
                             performance, strategy  and
                             outlook over the past six
                             months.

INVESTMENTS              16  A complete list of the fund's
                             investments with their
                             market values.

FINANCIAL STATEMENTS     19  Statements of assets and
                             liabilities, operations, and
                              changes in net assets, as
                             well as financial highlights.

NOTES                    21  Notes to the financial
                             statements.

REPORT OF INDEPENDENT    23  The auditors' opinion.
ACCOUNTANTS

DISTRIBUTIONS            24

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE
SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE
FUNDS. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUNDS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT
INVESTED.

NEITHER OF THE FUNDS IS A BANK.

MARKET ENVIRONMENT

Demonstrating erratic mood swings throughout the period, the sometimes gloomy, sometimes exuberant, oftentimes volatile worldwide stock and bond markets in 1998 will long be remembered for their turbulent behavior. When all was said and done, the U.S. and European stock markets posted impressive returns for the year. Most U.S. bond markets experienced positive - albeit moderate - performance, with U.S. Treasuries ending the year as the overall front-runner. Economic and currency turmoil continued to plague stock and bond performance in Asia and, in particular, emerging markets.

U.S. STOCK MARKETS

The Standard & Poor's 500 Index - a broad measure of U.S. stock market performance - rose 28.58% for the 12 months that ended December 31, 1998, well above the index's long-term average annual return of about 12%. For the first time in its history, the Dow Jones Industrial Average - an index of 30 blue-chip stocks - posted double-digit percentage gains in four consecutive years, thanks to an 18.07% increase for the year. Large-cap stocks - particularly in the technology sector - led the U.S. equity market's charge, as once again investors preferred the liquidity and the perceived safety of owning what they know. Small-cap stocks - in comparison - took a beating. The Russell 2000 Index - a popular measure of small stock performance - fell -2.55% for the year.

Throughout the period, the U.S. enjoyed a strong economy. Unemployment averaged 4.5% for the year, the lowest since 1969 and the lowest peacetime level in 41 years. Inflation levels also were low, while interest-rates were stable. In comparison to the economy's relative tranquility, the U.S. stock markets were fluctuating wildly. To illustrate, the Dow typically had fewer than five swings of 5% in each year since 1946. In 1998 alone, the Dow experienced 10 such swings. Much of these gyrations were due to fears about Asia's economic woes, Russia's currency devaluation and loan defaults, and the subsequent consequences on emerging markets. On August 31, the Dow plunged 512.61 points - a loss that erased all previous gains for the year to that point. Faced with global economic chaos, investors began fleeing the equity markets in droves, searching for safer, less volatile havens, particularly U.S. Treasuries. To address the lack of confidence in domestic and global equity markets, the U.S. Federal Reserve Board stepped in with three separate 0.25% interest-rate cuts during the fall. Those cuts helped boost confidence in the U.S. economy, and stocks began to quickly ascend to their former lofty levels, culminating in a new Dow record of 9374.27 on November 23, 1998.

On a sector-by-sector basis, technology stocks reigned supreme in 1998, thanks in large part to the skyrocketing Internet industry. For the year, nine of the top 10 best-performing stocks in the S&P 500 were technology stocks. The health care sector was another big winner. Pharmaceuticals helped drive the strong performance of the health care industry, as a slew of new products was rushed to the market sooner than normal thanks to streamlined approval regulations.

Natural resources, on the other hand, suffered tremendously. Overproduction and poor demand caused oil's price per barrel to plunge considerably. Gold prices also were down in 1998. The financial sector
- a top performer for several years - found 1998 to be a challenge. The financial crises overseas and credit concerns contributed to the poor showing of many brokerage and investment management firms.

FOREIGN STOCK MARKETS

Foreign stock markets posted mixed results in 1998. The Morgan Stanley Capital International (MSCI) EAFE Index - which measures stock performance in Europe, Australasia, and the Far East - returned 20.27% in 1998. Europe posted the most consistently strong equity markets when compared to other regions, with the MSCI Europe Index up 28.87% for the year. The much-maligned Japanese stock market ended the year on a positive note, thanks in part to long-awaited government intercession on the ailing banking sector's behalf. For the year, the Tokyo Stock Exchange Index (TOPIX) was up 7.76%. 1998 proved to be disastrous for emerging markets. The MSCI Emerging Markets Free Index suffered a -25.34% loss during the period, as the Asian crisis and Russia's currency devaluation and loan defaults played havoc with Latin America, Brazil, Thailand and other emerging-market nations.

U.S. BOND MARKETS

In a year as volatile as 1998, it's not surprising that the performance of the U.S bond market was mostly positive. Still, most of the major bond indexes trailed their returns of 1997, as investors continued to seek out the high returns found in the equity markets. For the year, the Lehman Brothers Aggregate Bond Index - a broad measure of the performance of the U.S. taxable bond market - posted a total return of 8.69%. The Lehman Brothers Corporate Bond Index returned 8.57% in 1998. General U.S. Treasury funds were the safe haven of choice in 1998, benefiting from the flight to safety as investors worldwide reacted to global economic concerns. As a result, the yield on the benchmark 30-year Treasury fell to its lowest levels in three decades, tumbling to 5.09% at the end of the period compared to 5.92% at the start of the year.

FOREIGN BOND MARKETS

Typically, continued low inflation and economic growth in the U.S. would help provide a positive backdrop for U.S.-based bonds relative to most foreign bonds. But there was nothing typical about 1998. The Salomon Brothers World Government Bond Index - a measure of government bond market performance in developed nations - returned an impressive 15.30% for the 12 months that ended December 31, 1998. Many European nations - particularly France, Italy and Spain - boasted strong performance that helped drive the index's overall return. Not all was rosy in the international bond market, however. In stark contrast to the developed world, the often-volatile emerging debt markets experienced a particularly difficult year, illustrated by the J.P. Morgan Emerging Markets Bond Index return of -11.04% during the period. Once again, the impact of financial and economic woes in Asia and Russia was the primary contributor to the poor performance of emerging markets.

EQUITY INCOME PORTFOLIO

PERFORMANCE AND INVESTMENT SUMMARY

PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits the fund earns when it sells securities that have grown in value). If certain fund expenses had not been reimbursed, the total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED DECEMBER 31,      PAST 1 YEAR  LIFE OF FUND
1998

Equity Income Portfolio         12.38%       65.74%

S&P 500 (registered trademark)  28.58%       96.22%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year or since the fund started on August 30, 1996.

You can compare the fund's return to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. This benchmark includes reinvested dividends and capital gains, if any.

PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S
SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, THE TOTAL RETURNS WOULD BE LOWER.

Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED DECEMBER 31,  PAST 1 YEAR  LIFE OF FUND
1998

Equity Income Portfolio     12.38%       24.18%

S&P 500                     28.58%       33.49%

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

$10,000 OVER LIFE OF FUND
             Travelers Equity-Income     S&P 500
             00149                       SP001
  1996/08/30      10000.00                    10000.00
  1996/09/30      10360.00                    10562.80
  1996/10/31      10720.00                    10854.12
  1996/11/30      11370.00                    11674.59
  1996/12/31      11168.65                    11443.31
  1997/01/31      11662.13                    12158.29
  1997/02/28      11843.74                    12253.61
  1997/03/31      11379.28                    11750.11
  1997/04/30      11803.35                    12451.59
  1997/05/31      12621.21                    13209.64
  1997/06/30      13206.83                    13801.44
  1997/07/31      14206.43                    14899.62
  1997/08/31      13590.52                    14064.94
  1997/09/30      14277.11                    14835.28
  1997/10/31      13832.85                    14339.78
  1997/11/30      14347.79                    15003.57
  1997/12/31      14748.68                    15261.18
  1998/01/31      14663.85                    15429.97
  1998/02/28      15609.27                    16542.78
  1998/03/31      16354.09                    17389.93
  1998/04/30      16322.17                    17564.87
  1998/05/31      16098.72                    17262.93
  1998/06/30      16311.53                    17964.15
  1998/07/31      15960.40                    17772.84
  1998/08/31      13523.78                    15203.24
  1998/09/30      14300.52                    16177.16
  1998/10/31      15343.26                    17493.01
  1998/11/30      16002.96                    18553.26
  1998/12/31      16573.91                    19622.30
IMATRL PRASUN   SHR__CHT 19981231 19990111 115115 R00000000000031

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in the Equity Income Portfolio on August 30, 1996, when the fund started. As the chart shows, by December 31, 1998, the value of the investment would have grown to $16,574 - a 65.74% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With reinvested dividends and capital gains, if any, the same $10,000 investment would have grown to $19,622 - a 96.22% increase.

INVESTMENT SUMMARY

TOP FIVE STOCKS AS OF DECEMBER 31, 1998
                               % OF FUND'S INVESTMENTS

General Electric Co.            4.3

Fannie Mae                      2.5

Philip Morris Companies, Inc.   2.5

Bank of New York Co., Inc.      2.4

Bank One Corp.                  2.1

TOP FIVE MARKET SECTORS AS OF DECEMBER 31, 1998

                        % OF FUND'S INVESTMENTS

FINANCE                  23.1

UTILITIES                13.3

ENERGY                   10.6

INDUSTRIAL MACHINERY &   8.8
EQUIPMENT

BASIC INDUSTRIES         6.2

ASSET ALLOCATION AS OF DECEMBER 31, 1998*
Row: 1, Col: 1, Value: 93.8
Row: 1, Col: 2, Value: 2.4
Row: 1, Col: 3, Value: 3.8
Stocks  93.8%
Convertible
securities  2.4%
Short-term investments 3.8%
*FOREIGN INVESTMENTS 8.8%

AS OF DECEMBER 31, 1998
EQUITY INCOME PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Steve Petersen)

An interview with Steve Petersen, Portfolio Manager of Equity Income
Portfolio

Q. HOW DID THE FUND PERFORM, STEVE?

A. The fund performed well compared to its peer group but underperformed the Standard & Poor's 500 Index, which returned 28.58% for the 12-month period ending December 31, 1998.

Q. WHAT WAS THE INVESTING ENVIRONMENT LIKE DURING THE YEAR?

A. During the first half of 1998, investors focused on larger companies with predictable earnings growth rather than smaller or more cyclical stocks. The market's free-fall in late August - triggered by Russia's currency devaluation and debt defaults, problems in emerging markets and concerns about the soundness of hedge fund management companies - spurred investors' flight to the perceived safer haven of the largest companies. As the Federal Reserve Board moved to lower interest rates and add liquidity to the economy and prevent a possible recession, the market rebounded strongly, with most of the fourth quarter's strong performance concentrated in larger issues, as well as in technology and Internet-related stocks.

Q. HOW DID THIS ENVIRONMENT AFFECT THE FUND'S PERFORMANCE?

A. The fund invests primarily in large-capitalization stocks, but its holdings in medium and small companies, as well as its emphasis on dividend-paying stocks rather than growth stocks, contributed to its underperformance relative to the S&P 500. The fund's limited technology stock holdings also had a negative impact, as did the higher percentage of energy stocks in the portfolio. Technology stocks made a significant contribution to the stock market's performance during 1998. Energy stocks suffered as oil and gas prices dropped due to declining demand worldwide, reflecting Asia's economic slowdown. A warmer than usual winter in the U.S last year and so far this year also contributed to the slack demand. On the other hand, the fund benefited from the strong performance of utilities stocks - telephone company stocks in particular.

Q. WHAT ACCOUNTED FOR TELEPHONE COMPANIES' GOOD PERFORMANCE?

A. In general, their earnings performance was better than expected as these companies went through the process of deregulation. Technology pushed up demand faster than anticipated as consumers added phone lines at a surprising pace, reflecting growing demand for Internet access and data transmission in the home. Telephone companies also successfully cut costs during the year and branched out into different technologies, helping their earnings growth and increasing their attractiveness to investors. As a result, companies such as AT&T and Bell Atlantic performed well.

Q. WHICH HOLDINGS HELPED THE FUND'S PERFORMANCE?

A. As I mentioned, AT&T, one of the fund's top holdings, performed well. After going through a management change, its new leadership has been building the company's competitive strength in the long distance phone business. Also, it is improving profitability and diversifying through acquisition activity. Schering-Plough also performed strongly during the year. Schering-Plough produces the leading allergy drug, Claritin, and has had steady stronger-than-expected earnings growth. American Express, another top holding, performed well, reflecting its successful transformation over the last few years into a steady growth company. General Electric, the fund's number-one holding at the end of the period, continued its good performance. The company has recently released a statement that its outlook for earnings growth remains strong. GE has also been active in making some international acquisitions that have the potential to boost earnings growth.

Q. WHICH HOLDINGS WERE DISAPPOINTMENTS?

A. As I mentioned earlier, energy companies suffered from the significant decline in the price of oil, which dropped $5-$7 per barrel since 1997. As a result, oil companies British Petroleum, Royal Dutch Petroleum and Chevron all performed poorly. In addition, companies that provide service to the oil companies, such as Halliburton and Schlumberger, fared even worse. That's because oil companies, which tend to spend only the cash flow that they generate, took in less revenues and, as a result, had less business for their suppliers.

Q. STEVE, WHAT'S YOUR OUTLOOK FOR THE COMING MONTHS?

A. Near term, I believe that we're in for more of the same. The U.S. economy still looks good, with low inflation and healthy consumer spending. However, worldwide trends do not look exceptionally strong, and multinational corporations are still exposed to the problems in Asia, Russia and emerging markets. In this environment, the market will probably continue to focus on large-capitalization growth companies, rather than small-cap and cyclical stocks. My strategy will be to continue to look for companies with excellent underlying financials and interesting business fundamentals, which I believe can perform well over time.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

(checkmark)FUND FACTS

GOAL: seeks reasonable income by investing primarily in income-producing equity securities

START DATE: August 30, 1996

SIZE: as of December 31, 1998, more than $79 million

MANAGER: Stephen Petersen, since inception;
joined Fidelity in 1980

EQUITY INCOME PORTFOLIO

INVESTMENTS DECEMBER 31, 1998

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 93.8%

                                 SHARES                VALUE (NOTE 1)

AEROSPACE & DEFENSE - 3.8%

AEROSPACE & DEFENSE - 2.6%

AlliedSignal, Inc.                12,200               $ 540,613

Harsco Corp.                      5,600                 170,450

Textron, Inc.                     8,300                 630,281

United Technologies Corp.         6,700                 728,625

                                                        2,069,969

DEFENSE ELECTRONICS - 1.0%

Northrop Grumman Corp.            2,100                 153,563

Raytheon Co. Class B              11,800                628,350

                                                        781,913

SHIP BUILDING & REPAIR - 0.2%

General Dynamics Corp.            2,800                 164,150

TOTAL AEROSPACE & DEFENSE                               3,016,032

BASIC INDUSTRIES - 6.0%

CHEMICALS & PLASTICS - 2.7%

du Pont (E.I.) de Nemours &       5,500                 291,844
Co.

Great Lakes Chemical Corp.        6,800                 272,000

Hanna (M.A.) Co.                  6,500                 80,031

Hercules, Inc.                    6,300                 172,463

IMC Global, Inc.                  6,700                 143,213

Lawter International, Inc.        1,900                 22,088

Millennium Chemicals, Inc.        5,200                 103,350

Monsanto Co.                      7,000                 332,500

Nalco Chemical Co.                3,500                 108,500

Octel Corp. (a)                   575                   7,978

Olin Corp.                        4,300                 121,744

Solutia, Inc.                     7,800                 174,525

Union Carbide Corp.               4,500                 191,250

Witco Corp.                       5,700                 90,844

                                                        2,112,330

IRON & STEEL - 0.2%

Dofasco, Inc.                     3,900                 49,945

Inland Steel Industries, Inc.     5,550                 93,656

USX-U.S. Steel Group              1,700                 39,100

                                                        182,701

METALS & MINING - 1.3%

Alcan Aluminium Ltd.              10,900                295,557

Alcoa, Inc.                       8,317                 620,136

Phelps Dodge Corp.                2,600                 132,275

                                                        1,047,968

PACKAGING & CONTAINERS - 0.0%

Tupperware Corp.                  1,900                 31,231

PAPER & FOREST PRODUCTS - 1.8%

Boise Cascade Corp.               200                   6,200

Bowater, Inc.                     1,600                 66,300

Champion International Corp.      4,800                 194,400

Domtar, Inc.                      5,300                 30,647

Fort James Corp.                  3,800                 152,000



                                 SHARES                VALUE (NOTE 1)

Georgia-Pacific Corp.             4,300                $ 251,819

Kimberly-Clark Corp.              8,200                 446,900

Weyerhaeuser Co.                  5,200                 264,225

                                                        1,412,491

TOTAL BASIC INDUSTRIES                                  4,786,721

CONSTRUCTION & REAL ESTATE -
1.4%

BUILDING MATERIALS - 0.5%

American Standard Companies,      4,200                 150,938
Inc. (a)

Masco Corp.                       6,500                 186,875

Sherwin-Williams Co.              2,000                 58,750

                                                        396,563

ENGINEERING - 0.1%

EG & G, Inc.                      2,300                 63,969

Fluor Corp.                       900                   38,306

                                                        102,275

REAL ESTATE INVESTMENT TRUSTS
- 0.8%

Crescent Real Estate Equities     4,900                 112,700
Co.

Duke Realty Investments, Inc.     1,000                 23,250

Equity Office Properties Trust    3,200                 76,800

Equity Residential Properties     4,100                 165,794
Trust (SBI)

Starwood Hotels & Resorts         11,524                261,451
Trust

                                                        639,995

TOTAL CONSTRUCTION & REAL                               1,138,833
ESTATE

DURABLES - 2.8%

AUTOS, TIRES, & ACCESSORIES -
2.0%

DaimlerChrysler AG (a)            4,923                 472,916

Eaton Corp.                       2,100                 148,444

Ford Motor Co.                    5,000                 293,438

Meritor Automotive, Inc.          4,800                 101,700

Pep Boys-Manny, Moe & Jack        4,400                 69,025

Snap-On, Inc.                     5,400                 187,988

TRW, Inc.                         5,800                 325,888

                                                        1,599,399

CONSUMER DURABLES - 0.2%

Minnesota Mining &                1,900                 135,138
Manufacturing Co.

CONSUMER ELECTRONICS - 0.1%

General Motors Corp. Class H      1,000                 39,688

Maytag Corp.                      600                   37,350

Newell Co.                        1,300                 53,625

                                                        130,663

TEXTILES & APPAREL - 0.5%

Dexter Corp.                      3,500                 110,031

Kellwood Co.                      2,400                 60,000

Liz Claiborne, Inc.               1,500                 47,344

COMMON STOCKS - CONTINUED

                                 SHARES                VALUE (NOTE 1)

DURABLES - CONTINUED

TEXTILES & APPAREL - CONTINUED

NIKE, Inc. Class B                3,500                $ 141,969

Unifi, Inc.                       1,300                 25,431

                                                        384,775

TOTAL DURABLES                                          2,249,975

ENERGY - 10.5%

ENERGY SERVICES - 0.9%

Halliburton Co.                   16,700                494,738

Schlumberger Ltd.                 4,700                 216,788

                                                        711,526

OIL & GAS - 9.6%

Amerada Hess Corp.                5,100                 253,725

Amoco Corp.                       8,200                 483,800

Anadarko Petroleum Corp.          4,100                 126,588

Atlantic Richfield Co.            700                   45,675

British Petroleum PLC             17,675                264,020

British Petroleum PLC ADR         15,586                1,480,670

Burlington Resources, Inc.        6,800                 243,525

Chevron Corp.                     10,360                859,233

Coastal Corp. (The)               3,600                 125,775

Conoco, Inc. Class A (a)          5,000                 104,375

Elf Aquitaine SA sponsored ADR    5,800                 328,425

Exxon Corp.                       5,200                 380,250

Mobil Corp.                       3,300                 287,513

Occidental Petroleum Corp.        17,800                300,375

Phillips Petroleum Co.            5,300                 225,913

Royal Dutch Petroleum Co. (NY     16,000                766,000
Registry Gilder 1.25)

Total SA sponsored ADR            15,900                791,025

Ultramar Diamond Shamrock         3,300                 80,025
Corp.

Unocal Corp.                      3,225                 94,130

USX-Marathon Group                11,900                358,488

Valero Energy Corp.               900                   19,125

                                                        7,618,655

TOTAL ENERGY                                            8,330,181

FINANCE - 22.8%

BANKS - 10.1%

Bank of New York Co., Inc.        47,000                1,891,750

Bank of Nova Scotia               5,100                 112,463

Bank One Corp.                    32,560                1,662,595

BankAmerica Corp.                 20,487                1,231,781

Chase Manhattan Corp.             6,600                 449,213

Comerica, Inc.                    6,800                 463,675

National Bank of Canada           16,900                273,845

Royal Bank of Canada              4,400                 220,072



                                 SHARES                VALUE (NOTE 1)

U.S. Bancorp                      14,100               $ 500,550

Wells Fargo & Co.                 29,300                1,170,169

                                                        7,976,113

CREDIT & OTHER FINANCE - 4.6%

American Express Co.              16,200                1,656,450

Associates First Capital          17,324                734,112
Corp. Class A

Fleet Financial Group, Inc.       10,500                469,219

Household International, Inc.     18,799                744,910

                                                        3,604,691

FEDERAL SPONSORED CREDIT - 2.8%

Fannie Mae                        27,300                2,020,200

Freddie Mac                       900                   57,994

SLM Holding Corp.                 2,900                 139,200

                                                        2,217,394

INSURANCE - 3.9%

Aetna, Inc.                       500                   39,313

Allstate Corp.                    19,000                733,875

American Bankers Insurance        2,000                 96,750
Group, Inc.

Berkshire Hathaway, Inc.          15                    35,250
Class B

Berkshire Hathaway, Inc.          3                     210,000
Class A

Chubb Corp. (The)                 900                   58,388

CIGNA Corp.                       2,500                 193,281

Fremont General Corp.             12,800                316,800

Hartford Financial Services       12,200                669,475
Group, Inc.

Highlands Insurance Group,        1,800                 23,513
Inc. (a)

Marsh & McLennan Companies,       1,600                 93,500
Inc.

PMI Group, Inc.                   1,700                 83,938

Reliastar Financial Corp.         7,830                 361,159

Torchmark Corp.                   5,700                 201,281

                                                        3,116,523

SAVINGS & LOANS - 1.0%

Washington Mutual, Inc.           21,245                811,294

SECURITIES INDUSTRY - 0.4%

First Marathon, Inc. Class A      7,100                 82,342
(non-vtg.)

Lehman Brothers Holdings,         3,300                 145,406
Inc.

Nomura Securities Co. Ltd.        2,000                 17,395

Waddell & Reed Financial, Inc.:

Class A                           2,101                 49,767

Class B                           1,297                 30,155

                                                        325,065

TOTAL FINANCE                                           18,051,080

HEALTH - 6.0%

DRUGS & PHARMACEUTICALS - 4.5%

American Home Products Corp.      13,400                754,588

Bristol-Myers Squibb Co.          6,600                 883,163

Lilly (Eli) & Co.                 2,500                 222,188

Merck & Co., Inc.                 3,900                 575,981

Schering-Plough Corp.             20,000                1,105,000

                                                        3,540,920

COMMON STOCKS - CONTINUED

                                 SHARES                VALUE (NOTE 1)

HEALTH - CONTINUED

MEDICAL EQUIPMENT & SUPPLIES
- 0.9%

Baxter International, Inc.        3,900                $ 250,819

Johnson & Johnson                 4,200                 352,275

Pall Corp.                        2,900                 73,406

                                                        676,500

MEDICAL FACILITIES MANAGEMENT
- 0.6%

Columbia/HCA Healthcare Corp.     17,200                425,700

Humana, Inc. (a)                  2,000                 35,625

United HealthCare Corp.           1,200                 51,675

                                                        513,000

TOTAL HEALTH                                            4,730,420

HOLDING COMPANIES - 0.1%

U.S. Industries, Inc.             4,360                 81,205

INDUSTRIAL MACHINERY &
EQUIPMENT - 8.7%

ELECTRICAL EQUIPMENT - 5.4%

Alcatel Alsthom Compagnie         2,000                 244,375
Generale d'Electricite SA
(RFD)

Emerson Electric Co.              5,600                 350,350

General Electric Co.              33,000                3,368,036

Honeywell, Inc.                   1,400                 105,438

Loral Space & Communications      1,400                 24,938
Ltd. (a)

Siemens AG                        3,200                 206,951

                                                        4,300,088

INDUSTRIAL MACHINERY &
EQUIPMENT - 2.2%

Case Corp.                        900                   19,631

Coltec Industries, Inc. (a)       2,000                 39,000

Cooper Industries, Inc.           900                   42,919

Ingersoll-Rand Co.                4,850                 227,647

Parker-Hannifin Corp.             3,850                 126,088

Stewart & Stevenson Services,     1,500                 14,625
Inc.

Tyco International Ltd.           16,870                1,272,631

                                                        1,742,541

POLLUTION CONTROL - 1.1%

Allied Waste Industries, Inc.     4,300                 101,588
(a)

Browning-Ferris Industries,       7,314                 207,992
Inc.

Ogden Corp.                       3,900                 97,744

Waste Management, Inc.            8,807                 410,626

                                                        817,950

TOTAL INDUSTRIAL MACHINERY &                            6,860,579
EQUIPMENT

MEDIA & LEISURE - 3.7%

BROADCASTING - 1.7%

CBS Corp.                         12,008                393,262

Infinity Broadcasting Corp.       2,100                 57,488
(a)

Time Warner, Inc.                 14,090                874,461

                                                        1,325,211



                                 SHARES                VALUE (NOTE 1)

ENTERTAINMENT - 0.9%

King World Productions, Inc.      3,100                $ 91,256
(a)

Viacom, Inc. Class B              8,400                 621,600
(non-vtg.) (a)

                                                        712,856

LEISURE DURABLES & TOYS - 0.1%

Brunswick Corp.                   3,600                 89,100

LODGING & GAMING - 0.1%

Circus Circus Enterprises,        2,700                 30,881
Inc. (a)

Mirage Resorts, Inc. (a)          2,600                 38,838

                                                        69,719

PUBLISHING - 0.4%

Harcourt General, Inc.            4,000                 212,750

Reader's Digest Association,      4,100                 103,269
Inc. Class A (non-vtg.)

                                                        316,019

RESTAURANTS - 0.5%

McDonald's Corp.                  5,200                 398,450

TOTAL MEDIA & LEISURE                                   2,911,355

NONDURABLES - 5.6%

AGRICULTURE - 0.4%

Edperbrascan Corp. Class A        22,150                308,262
(ltd. vtg.)

BEVERAGES - 0.5%

Anheuser-Busch Companies,         3,300                 216,563
Inc.

PepsiCo, Inc.                     2,200                 90,063

Seagram Co. Ltd.                  2,700                 102,761

                                                        409,387

FOODS - 0.5%

Bestfoods                         2,500                 133,125

Corn Products International,      2,675                 81,253
Inc.

Heinz (H.J.) Co.                  3,200                 181,200

                                                        395,578

HOUSEHOLD PRODUCTS - 1.7%

Avon Products, Inc.               2,400                 106,200

Clorox Co.                        2,000                 233,625

Gillette Co.                      3,600                 173,925

Premark International, Inc.       800                   27,700

Procter & Gamble Co.              2,300                 210,019

Unilever NV (NY shares)           1,700                 140,994

Unilever PLC                      41,800                470,253

                                                        1,362,716

TOBACCO - 2.5%

Dimon, Inc.                       2,200                 16,363

Philip Morris Companies, Inc.     36,400                1,947,400

RJR Nabisco Holdings Corp.        940                   27,906

                                                        1,991,669

TOTAL NONDURABLES                                       4,467,612

PRECIOUS METALS - 0.1%

Newmont Mining Corp.              4,600                 83,088

COMMON STOCKS - CONTINUED

                                 SHARES                VALUE (NOTE 1)

RETAIL & WHOLESALE - 3.7%

APPAREL STORES - 1.3%

Charming Shoppes, Inc. (a)        2,900                $ 12,506

Footstar, Inc. (a)                4,100                 102,500

Intimate Brands, Inc. Class A     800                   23,900

Limited, Inc. (The)               7,700                 224,263

Payless ShoeSource, Inc. (a)      900                   42,638

TJX Companies, Inc.               22,700                658,300

                                                        1,064,107

GENERAL MERCHANDISE STORES -
2.4%

Dayton Hudson Corp.               6,400                 347,200

Federated Department Stores,      9,200                 400,775
Inc. (a)

Hudson's Bay Co.                  3,400                 42,986

Sears, Roebuck & Co.              2,400                 102,000

Wal-Mart Stores, Inc.             12,300                1,001,681

                                                        1,894,642

TOTAL RETAIL & WHOLESALE                                2,958,749

SERVICES - 1.0%

LEASING & RENTAL - 0.2%

Ryder Systems, Inc.               5,000                 130,000

PRINTING - 0.4%

Donnelley (R.R.) & Sons Co.       4,700                 205,919

New England Business Service,     1,000                 39,125
Inc.

Wallace Computer Services,        3,000                 79,125
Inc.

                                                        324,169

SERVICES - 0.4%

ACNielsen Corp. (a)               4,866                 137,465

Dun & Bradstreet Corp.            2,800                 88,375

Manpower, Inc.                    1,900                 47,856

Modis Professional Services,      2,600                 37,700
Inc. (a)

                                                        311,396

TOTAL SERVICES                                          765,565

TECHNOLOGY - 3.6%

COMPUTER SERVICES & SOFTWARE
- 1.1%

Electronic Data Systems Corp.     10,500                527,625

First Data Corp.                  3,800                 120,413

IMS Health, Inc.                  600                   45,263

NCR Corp. (a)                     4,300                 179,525

                                                        872,826

COMPUTERS & OFFICE EQUIPMENT
- 1.5%

International Business            3,500                 646,625
Machines Corp.

Unisys Corp. (a)                  16,200                557,888

                                                        1,204,513

ELECTRONICS - 1.0%

AMP, Inc.                         3,266                 170,036



                                 SHARES                VALUE (NOTE 1)

Motorola, Inc.                    8,500                $ 519,031

Texas Instruments, Inc.           1,300                 111,231

                                                        800,298

TOTAL TECHNOLOGY                                        2,877,637

TRANSPORTATION - 1.4%

AIR TRANSPORTATION - 0.3%

Viad Corp.                        7,100                 215,663

RAILROADS - 1.1%

Burlington Northern Santa Fe      14,600                492,750
Corp.

CSX Corp.                         8,200                 340,300

Norfolk Southern Corp.            2,200                 69,713

                                                        902,763

TOTAL TRANSPORTATION                                    1,118,426

UTILITIES - 12.6%

ELECTRIC UTILITY - 3.3%

Allegheny Energy, Inc.            8,800                 303,600

American Electric Power Co.,      8,200                 385,913
Inc.

Central & South West Corp.        3,100                 85,056

CINergy Corp.                     3,700                 127,188

CMP Group, Inc.                   3,900                 73,613

Consolidated Edison, Inc.         3,600                 190,350

DPL, Inc.                         7,350                 158,944

Duke Energy Corp.                 3,122                 200,003

Entergy Corp.                     15,000                466,875

Illinova Corp.                    300                   7,500

Niagara Mohawk Power Corp. (a)    11,000                177,375

PG&E Corp.                        9,200                 289,800

Pinnacle West Capital Corp.       1,500                 63,563

Washington Water & Power Co.      5,200                 100,100

                                                        2,629,880

GAS - 0.6%

Questar Corp.                     8,900                 172,438

Sempra Energy                     10,967                278,288

                                                        450,726

TELEPHONE SERVICES - 8.7%

ALLTEL Corp.                      4,100                 245,231

Ameritech Corp.                   13,200                836,550

AT&T Corp.                        21,500                1,617,875

Bell Atlantic Corp.               21,010                1,193,631

BellSouth Corp.                   15,800                788,025

GTE Corp.                         9,200                 620,425

MCI WorldCom, Inc. (a)            9,914                 711,330

COMMON STOCKS - CONTINUED

                                 SHARES                VALUE (NOTE 1)

UTILITIES - CONTINUED

TELEPHONE SERVICES - CONTINUED

SBC Communications, Inc.          12,200               $ 654,225

Sprint Corp. (FON Group)          2,500                 210,313

                                                        6,877,605

TOTAL UTILITIES                                         9,958,211

TOTAL COMMON STOCKS                                     74,385,669
(Cost $68,228,632)

CONVERTIBLE PREFERRED STOCKS
- 1.7%



BASIC INDUSTRIES - 0.2%

CHEMICALS & PLASTICS - 0.2%

Monsanto Co. $1.625 ACES (a)      2,900                 142,100

ENERGY - 0.1%

OIL & GAS - 0.1%

Occidental Petroleum Corp.        1,100                 51,631
$3.00

FINANCE - 0.3%

CREDIT & OTHER FINANCE - 0.2%

Federal-Mogul Financing Trust     600                   39,600
$3.50

Union Pacific Capital Trust       2,600                 118,300
$3.125

                                                        157,900

INSURANCE - 0.1%

Aetna, Inc. Class C, $4.7578      700                   53,244
PRIDES

Conseco, Inc. $4.279 PRIDES       600                   63,600

                                                        116,844

TOTAL FINANCE                                           274,744

INDUSTRIAL MACHINERY &
EQUIPMENT - 0.1%

ELECTRICAL EQUIPMENT - 0.0%

Loral Space & Communications      600                   31,800
Ltd. Series C, $3.00

INDUSTRIAL MACHINERY &
EQUIPMENT - 0.1%

Ingersoll Rand Co./Ingersoll      2,100                 42,000
Rand Finance $0.195 Growth
PRIDES

TOTAL INDUSTRIAL MACHINERY &                            73,800
EQUIPMENT

MEDIA & LEISURE - 0.3%

BROADCASTING - 0.3%

MediaOne Group, Inc.:

$3.63 PIES                        1,400                 93,100

Class D $2.25                     1,900                 180,500

                                                        273,600



                                 SHARES                VALUE (NOTE 1)

UTILITIES - 0.7%

CELLULAR - 0.2%

AirTouch Communications, Inc.     2,000                $ 119,000
Class B, $1.74

ELECTRIC UTILITY - 0.3%

Houston Industries, Inc.          1,300                 138,288
$3.216 ACES

Texas Utilities Co. $1.6575       2,500                 119,195

                                                        257,483

TELEPHONE SERVICES - 0.2%

Qwest Trends Trust $2.04          3,000                 150,000
(a)(c)

TOTAL UTILITIES                                         526,483

TOTAL CONVERTIBLE PREFERRED                             1,342,358
STOCKS
(Cost $1,215,442)


CONVERTIBLE BONDS - 0.7%

MOODY'S RATINGS (UNAUDITED)                 PRINCIPAL AMOUNT

MEDIA & LEISURE - 0.2%

PUBLISHING - 0.2%

News America Holdings, Inc.       Baa3      $ 297,000                    166,691
liquid yield option notes 0%
3/11/13

RETAIL & WHOLESALE - 0.2%

RETAIL & WHOLESALE,
MISCELLANEOUS - 0.2%

Home Depot, Inc. 3.25% 10/1/01    A1         60,000                      157,500

SERVICES - 0.1%

ADT Operations, Inc. liquid       Baa1       51,000                      104,468
yield option notes 0%, 7/6/10

TECHNOLOGY - 0.2%

COMPUTER SERVICES & SOFTWARE
- 0.0%

Softkey International, Inc.       -          10,000                      9,825
5.5% 11/1/00 (c)

ELECTRONICS - 0.2%

Micron Technology, Inc. 7%        B2         140,000                     148,435
7/1/04

TOTAL TECHNOLOGY                                                         158,260

TOTAL CONVERTIBLE BONDS                                                   586,919
(Cost $434,730)

CASH EQUIVALENTS - 3.8%

                                             SHARES

Taxable Central Cash Fund (b)                2,981,367                    2,981,367
(Cost $2,981,367)

TOTAL INVESTMENT IN                                                       $ 79,296,313
SECURITIES - 100%
(Cost $72,860,171)


SECURITY TYPE ABBREVIATIONS

ACES -   Automatic Common Exchange Securities
PIES -   Premium Income Equity Securities
PRIDES - Preferred Redeemable Increased Dividend
         Equity Securities

LEGEND

(a) Non-income producing

(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.80%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $159,825 or 0.2% of net assets (see Note 2 of Notes to Finacial Statements).

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $66,714,522 and $16,750,307, respectively (see Note 3 of Notes to Financial Statements).

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company or Travelers Asset Management International Corporation. The commissions paid to these affiliated firms were $6,473 and $0, respectively, for the period (see Note 4 of Notes to Financial
Statements).

INCOME TAX INFORMATION

At December 31, 1998, the aggregate cost of investment securities for income tax purposes was $72,917,455. Net unrealized appreciation aggregated $6,378,858, of which $10,527,811 related to appreciated investment securities and $4,148,953 related to depreciated investment securities.

The fund hereby designates approximately $190,000 as a capital gain dividend for the purpose of the dividend paid deduction.

EQUITY INCOME PORTFOLIO

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
                                          DECEMBER 31, 1998

ASSETS

Investment in securities, at              $ 79,296,313
value  (cost $72,860,171) -
See accompanying schedule

Cash                                       24,363

Receivable for investments                 147,401
sold

Receivable for fund shares                 8,184
sold

Dividends receivable                       133,223

Interest receivable                        17,231

 TOTAL ASSETS                              79,626,715

LIABILITIES

Payable for investments        $ 239,421
purchased

Payable for fund shares         92,005
redeemed

Accrued management fee          43,442

Other payables and  accrued     53,874
expenses

 TOTAL LIABILITIES                         428,742

NET ASSETS                                $ 79,197,973

Net Assets consist of:

Paid in capital                           $ 72,699,194

Undistributed net investment               201
income

Accumulated undistributed net              62,412
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                6,436,166
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS, for 5,139,586                 $ 79,197,973
shares outstanding

NET ASSET VALUE, offering                  $15.41
price  and redemption price
per share ($79,197,973
(divided by) 5,139,586
shares)

STATEMENT OF OPERATIONS
                                      YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME                            $ 988,085
Dividends

Interest                                      132,055

 TOTAL INCOME                                 1,120,140

EXPENSES

Management fee                   $ 385,866

Transfer agent fees               12,652

Accounting fees and expenses      60,174

Non-interested trustees'          4,833
compensation

Custodian fees and expenses       51,054

Registration fees                 2,145

Audit                             37,810

Legal                             3,618

Miscellaneous                     5,533

 Total expenses before            563,685
reductions

 Expense reductions               (75,696)    487,989

NET INVESTMENT INCOME                         632,151

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            253,010

 Foreign currency transactions    1,688       254,698

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            4,685,386

 Assets and liabilities in        25          4,685,411
foreign currencies

NET GAIN (LOSS)                               4,940,109

NET INCREASE (DECREASE) IN                   $ 5,572,260
NET ASSETS RESULTING FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       YEAR ENDED DECEMBER 31, 1998  YEAR ENDED DECEMBER 31, 1997
ASSETS

Operations Net investment        $ 632,151                     $ 171,247
income

 Net realized gain (loss)         254,698                       899,730

 Change in net unrealized         4,685,411                     1,438,705
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       5,572,260                     2,509,682
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (633,580)                     (171,176)
From net investment income

 From net realized gain           (261,969)                     (841,389)

 TOTAL DISTRIBUTIONS              (895,549)                     (1,012,565)

Share transactions Net            62,650,949                    20,040,415
proceeds from sales of shares

 Reinvestment of distributions    895,549                       1,012,565

 Cost of shares redeemed          (11,164,488)                  (4,011,242)

 NET INCREASE (DECREASE) IN       52,382,010                    17,041,738
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE)       57,058,721                    18,538,855
IN NET ASSETS

NET ASSETS

 Beginning of period              22,139,252                    3,600,397

 End of period (including        $ 79,197,973                  $ 22,139,252
undistributed net investment
income of $201 and $0,
respectively)

OTHER INFORMATION
Shares

 Sold                             4,266,429                     1,503,025

 Issued in reinvestment of        60,795                        74,849
distributions

 Redeemed                         (779,709)                     (310,550)

 Net increase (decrease)          3,547,515                     1,267,324

SEE ACCOMPANYING NOTES WHICH
ARE AN INTEGRAL PART OF THE
FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                                 YEARS ENDED DECEMBER 31,

SELECTED PER-SHARE DATA          1998                      1997      1996 D

Net asset value, beginning of    $ 13.91                   $ 11.09   $ 10.00
period

Income from Investment
Operations

 Net investment income            .18 G                     .21 G     .08

 Net realized and unrealized      1.53                      3.32      1.09
gain (loss)

 Total from investment            1.71                      3.53      1.17
operations

Less Distributions

 From net investment income       (.13)                     (.12)     (.08)

 From net realized gain           (.08)                     (.59)     -

 Total distributions              (.21)                     (.71)     (.08)

Net asset value, end of period   $ 15.41                   $ 13.91   $ 11.09

TOTAL RETURN B, C                 12.38%                    32.05%    11.69%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 79,198                  $ 22,139  $ 3,600
(000 omitted)

Ratio of expenses to average      .95% E                    .95% E    .95% A, E
net assets

Ratio of expenses to average      .94% F                    .95%      .95% A
net assets after expense
reductions

Ratio of net investment           1.22%                     1.60%     2.34% A
income to average net assets

Portfolio turnover rate           34%                       52%       14% A


A ANNUALIZED B TOTAL RETURNS
FOR PERIODS OF LESS THAN ONE
YEAR ARE NOT ANNUALIZED AND
DO NOT REFLECT CHARGES
ATTRIBUTABLE TO INSURANCE
COMPANY SEPARATE ACCOUNTS.
INCLUSION OF THESE CHARGES
WOULD REDUCE THE TOTAL
RETURNS SHOWN. C THE TOTAL
RETURNS WOULD HAVE BEEN
LOWER HAD CERTAIN EXPENSES
NOT BEEN REDUCED DURING THE
PERIODS SHOWN (SEE NOTE 5 OF
NOTES TO FINANCIAL
STATEMENTS). D FOR THE
PERIOD AUGUST 30, 1996
(COMMENCEMENT OF SALE OF
SHARES) TO DECEMBER 31,
1996. E THE TRAVELERS AGREED
TO REIMBURSE A PORTION OF
THE FUND'S EXPENSES DURING
THE PERIOD. WITHOUT THIS
REIMBURSEMENT, THE FUND'S
EXPENSE RATIO WOULD HAVE
BEEN 1.09%, 1.90% AND 4.56%
(ANNUALIZED) FOR 1998, 1997
AND 1996, RESPECTIVELY (SEE
NOTE 5 OF NOTES TO FINANCIAL
STATEMENTS). F THE TRAVELERS
HAS ENTERED INTO VARYING
ARRANGEMENTS WITH THIRD
PARTIES WHO EITHER PAID OR
REDUCED A PORTION OF THE
FUND'S EXPENSES (SEE NOTE 5
OF NOTES TO FINANCIAL
STATEMENTS). G NET
INVESTMENT INCOME PER SHARE
HAS BEEN CALCULATED BASED ON
AVERAGE SHARES OUTSTANDING
DURING THE PERIOD.

LARGE CAP PORTFOLIO

PERFORMANCE AND INVESTMENT SUMMARY

PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment assuming reinvestment of the fund's dividend income and capital gains (the profits the fund earns when it sells securities that have grown in value). If certain fund expenses had not been reimbursed, the total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED DECEMBER 31,  PAST 1 YEAR  LIFE OF FUND
1998

Large Cap Portfolio         35.65%       89.66%

S&P 500                     28.58%       96.22%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year or since the fund started on August 30, 1996.

You can compare the fund's return to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. This benchmark includes reinvested dividends and capital gains, if any.

PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S
SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, THE TOTAL RETURNS WOULD BE LOWER.

Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED DECEMBER 31,  PAST 1 YEAR  LIFE OF FUND
1998

Large Cap Portfolio         35.65%       31.56%

S&P 500                     28.58%       33.49%

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

$10,000 OVER LIFE OF FUND
             Travelers Large Cap         S&P 500
             00148                       SP001
  1996/08/30      10000.00                    10000.00
  1996/09/30      10640.00                    10562.80
  1996/10/31      10790.00                    10854.12
  1996/11/30      11640.00                    11674.59
  1996/12/31      11329.54                    11443.31
  1997/01/31      11921.61                    12158.29
  1997/02/28      11749.69                    12253.61
  1997/03/31      11191.15                    11750.11
  1997/04/30      11688.76                    12451.59
  1997/05/31      12460.56                    13209.64
  1997/06/30      12846.47                    13801.44
  1997/07/31      13780.75                    14899.62
  1997/08/31      13293.30                    14064.94
  1997/09/30      13953.39                    14835.28
  1997/10/31      13425.32                    14339.78
  1997/11/30      13750.29                    15003.57
  1997/12/31      13981.77                    15261.18
  1998/01/31      14043.91                    15429.97
  1998/02/28      15152.51                    16542.78
  1998/03/31      15857.28                    17389.93
  1998/04/30      15909.10                    17564.87
  1998/05/31      15618.90                    17262.93
  1998/06/30      16562.05                    17964.15
  1998/07/31      16603.51                    17772.84
  1998/08/31      14188.64                    15203.24
  1998/09/30      15349.43                    16177.16
  1998/10/31      16344.40                    17493.01
  1998/11/30      17443.01                    18553.26
  1998/12/31      18966.49                    19622.30
IMATRL PRASUN   SHR__CHT 19981231 19990113 155059 R00000000000031

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in the Large Cap Portfolio on August 30, 1996, when the fund started. As the chart shows, by December 31, 1998, the value of the investment would have grown to $18,966 - an 89.66% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With reinvested dividends and capital gains, if any, the same $10,000 investment would have grown to $19,622 - a 96.22% increase.

INVESTMENT SUMMARY

TOP FIVE STOCKS AS OF
DECEMBER 31, 1998

                               % OF FUND'S INVESTMENTS

Microsoft Corp.                 3.9

General Electric Co.            3.8

Pfizer, Inc.                    2.8

Intel Corp.                     2.8

MCI WorldCom, Inc.              2.2

TOP FIVE MARKET SECTORS AS OF
DECEMBER 31, 1998

                               % OF FUND'S INVESTMENTS

TECHNOLOGY                      23.5

HEALTH                          20.9

NONDURABLES                     10.6

FINANCE                         8.9

MEDIA & LEISURE                 7.5

ASSET ALLOCATION AS OF DECEMBER 31, 1998*
AS OF DECEMBER 31, 1998
Row: 1, Col: 1, Value: 94.7
Row: 1, Col: 2, Value: 5.3
Stocks  94.7%
Short-term investments 5.3%
*FOREIGN INVESTMENTS 4.5%

LARGE CAP PORTFOLIO

FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Karen Firestone)

An interview with
Karen Firestone,
Portfolio Manager of
Large Cap Portfolio

Q. HOW DID THE FUND PERFORM, KAREN?

A. Quite well. For the 12 months that ended December 31, 1998 the fund outperformed the Standard & Poor's 500 Index, which returned 28.58%.

Q. THE FUND'S STRONG RETURNS OVER THE PAST YEAR ARE NOT NECESSARILY SURPRISING GIVEN THAT LARGE-CAPITALIZATION STOCKS GENERALLY
OUTPERFORMED THE REST OF THE MARKET OVER THAT PERIOD. THAT SAID, WHY DID THE FUND PERFORM BETTER THAN THE S&P 500 INDEX?

A. Mostly for two reasons. First, I believe the fund had a larger weighting in a number of the period's top-performing, large-cap stocks than the S&P 500. That's largely because when the market stumbled in July and August of 1998, many investors became leery of large growth stocks with high price-to-earnings ratios. As a result, they sold out of many large growth stocks or reduced their weightings in them. I took the opposite approach and continued to hold these stocks. In the very short term, these investors made the right decision - many large growth stocks were hit the hardest as the market dropped. However, when the market picked up in the following months, these stocks became the market leaders. Because I held on to such rebounding stocks as pharmaceutical giant Merck and Intel, the dominant name in the microprocessor business, the fund got a boost relative to the S&P 500.

Q. WHAT WAS THE SECOND REASON THE FUND DID SO WELL?

A. Good stock selection. In addition to my holdings in very-large-capitalization stocks, I also owned a handful of strong-performing smaller names. For example, the fund benefited from its investment in Dominick's Supermarket, a grocery store chain that was acquired by Safeway during the period. Internet and cable stocks also were outstanding contributors to the fund.

Q.  IN TERMS OF THE FUND'S VERY-LARGE-CAPITALIZATION STOCKS, WHAT
SPECIFIC HOLDINGS HELPED THE FUND THE MOST?

A. In general, the fund benefited the most from its top holdings in the health care, utilities and technology sectors. As I just noted, pharmaceutical company Merck saw strong revenue growth in the third quarter. Another top-five holding in the health care sector, Pfizer, also helped the fund. After Pfizer introduced Viagra and the company recovered from initial profit estimates that were too high, I significantly increased the fund's holdings in this company. In terms of communication stocks, the recently merged company MCI WorldCom - the biggest player in the new age of communications - enjoyed a strong year of outperformance. In technology, Intel generated a huge amount of cash flow, and Microsoft, the fund's top holding at the end of the period, saw strong growth and excellent profit margins over the period. Outside of these sectors, top-five holding General Electric benefited from excellent management, continued strong market share, margin improvements and a solid performance from its financial services division.

Q. DID YOU REGRET ANY OF THE INVESTMENT DECISIONS YOU MADE OVER THE
PERIOD?

A. Sure. For instance, I wish I had bought more technology stocks - especially PC manufacturer Dell and computer networking company Cisco
- in the third quarter when prices were low.

Q. KAREN, WHAT'S YOUR OUTLOOK FOR THE FUND?

A. My goal is to remain positioned in sectors and specific stocks that achieve higher growth in sales and earnings than the S&P 500 index. Short term, I need to and expect to focus on a market that is showing rapid group rotation. By this I mean that in the current market, investors love pharmaceutical stocks one week, then three weeks later these stocks are out of favor and retail stocks, for instance, are strong. The swings in prices can be extreme, so I have to be nimble and anticipate these changes in market direction. Going forward, I plan to modify the fund's holdings for the short term based on market conditions, without losing sight of its long-term goals.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

(checkmark)FUND FACTS

GOAL: seeks reasonable income by investing primarily in income-producing equity securities

START DATE: August 30, 1996

SIZE: as of December 31, 1998, more than $79 million

MANAGER: Stephen Petersen, since inception;
joined Fidelity in 1980

LARGE CAP PORTFOLIO

INVESTMENTS DECEMBER 31, 1998

Showing Percentage of Total Value of Investment in Securities

COMMON STOCKS - 94.7%

                                 SHARES                    VALUE (NOTE 1)

AEROSPACE & DEFENSE - 0.2%

Boeing Co.                        3,300                    $ 107,663

BASIC INDUSTRIES - 0.8%

CHEMICALS & PLASTICS - 0.5%

Monsanto Co.                      4,900                     232,750

PACKAGING & CONTAINERS - 0.3%

Owens-Illinois, Inc. (a)          5,600                     171,500

TOTAL BASIC INDUSTRIES                                      404,250

DURABLES - 1.2%

AUTOS, TIRES, & ACCESSORIES -
0.2%

Honda Motor Co. Ltd.              1,300                     86,775
sponsored ADR

CONSUMER ELECTRONICS - 0.3%

Black & Decker Corp.              2,700                     151,369

HOME FURNISHINGS - 0.3%

Leggett & Platt, Inc.             7,100                     156,200

TEXTILES & APPAREL - 0.4%

Boss (Hugo) AG                    48                        80,743

NIKE, Inc. Class B                3,900                     158,194

                                                            238,937

TOTAL DURABLES                                              633,281

ENERGY - 3.2%

ENERGY SERVICES - 0.9%

Baker Hughes, Inc.                6,900                     122,044

Halliburton Co.                   7,300                     216,263

Schlumberger Ltd.                 3,300                     152,213

                                                            490,520

OIL & GAS - 2.3%

Amoco Corp.                       3,000                     172,488

British Petroleum Co. PLC ADR     1,500                     142,500

Exxon Corp.                       2,900                     212,063

Royal Dutch Petroleum Co. (NY     2,200                     105,325
Registry Gilder 1.25)

Texaco, Inc.                      3,300                     174,488

Total SA sponsored ADR            5,000                     248,750

USX-Marathon Group                4,900                     147,613

                                                            1,203,227

TOTAL ENERGY                                                1,693,747

FINANCE - 8.9%

BANKS - 1.1%

AmSouth Bancorp.                  3,500                     159,688

Bank of Ireland, Inc.             3,900                     84,972



                                 SHARES                    VALUE (NOTE 1)

Bank of New York Co., Inc.        6,000                    $ 241,500

Bank One Corp.                    2,300                     117,444

                                                            603,604

CREDIT & OTHER FINANCE - 2.5%

American Express Co.              4,100                     419,225

Associates First Capital          8,200                     347,475
Corp. Class A

Fleet Financial Group, Inc.       9,600                     429,000

Household International, Inc.     3,100                     122,838

                                                            1,318,538

FEDERAL SPONSORED CREDIT - 2.5%

Fannie Mae                        9,600                     710,400

Freddie Mac                       9,900                     637,931

                                                            1,348,331

INSURANCE - 2.1%

Ambac Financial Group, Inc.       3,000                     180,563

American International Group,     2,700                     260,888
Inc.

Hartford Financial Services       3,800                     208,525
Group, Inc.

MGIC Investment Corp.             2,300                     91,569

Progressive Corp.                 1,600                     271,000

UNUM Corp.                        1,900                     110,913

                                                            1,123,458

SAVINGS & LOANS - 0.7%

Charter One Financial, Inc.       5,040                     139,860

Dime Bancorp, Inc.                7,500                     198,281

                                                            338,141

TOTAL FINANCE                                               4,732,072

HEALTH - 20.9%

DRUGS & PHARMACEUTICALS - 16.4%

American Home Products Corp.      10,900                    613,806

Amgen, Inc. (a)                   5,200                     543,725

Bristol-Myers Squibb Co.          6,400                     856,400

Elan Corp. PLC ADR (a)            4,100                     285,206

Genentech, Inc. (special) (a)     2,500                     199,219

Glaxo Wellcome PLC sponsored      4,000                     278,000
ADR

Lilly (Eli) & Co.                 10,200                    906,525

Merck & Co., Inc.                 7,300                     1,078,119

Millennium Pharmaceuticals,       4,100                     106,088
Inc. (a)

Pfizer, Inc.                      12,100                    1,517,794

Pharmacia & Upjohn, Inc.          6,900                     390,713

Protein Design Labs, Inc. (a)     5,100                     118,575

Quintiles Transnational Corp.     2,900                     154,788
(a)

Schering-Plough Corp.             14,000                    773,500

SmithKline Beecham PLC ADR        4,600                     319,700

Warner-Lambert Co.                8,200                     616,538

                                                            8,758,696

MEDICAL EQUIPMENT & SUPPLIES
- 4.0%

Abbott Laboratories               8,400                     411,600

Becton, Dickinson & Co.           4,600                     196,363

Guidant Corp.                     3,700                     407,925

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

HEALTH - CONTINUED

MEDICAL EQUIPMENT & SUPPLIES
- CONTINUED

Johnson & Johnson                 7,800                    $ 654,225

Medtronic, Inc.                   6,100                     452,925

                                                            2,123,038

MEDICAL FACILITIES MANAGEMENT
- 0.5%

Health Management Associates,     9,175                     198,409
Inc. Class A (a)

Humana, Inc. (a)                  5,600                     99,750

                                                            298,159

TOTAL HEALTH                                                11,179,893

INDUSTRIAL MACHINERY &
EQUIPMENT - 4.3%

ELECTRICAL EQUIPMENT - 4.0%

General Electric Co.              19,900                    2,031,044

Honeywell, Inc.                   1,400                     105,438

                                                            2,136,482

INDUSTRIAL MACHINERY &
EQUIPMENT - 0.3%

ASM Lithography Holding N V       5,700                     173,850
(a)

TOTAL INDUSTRIAL MACHINERY &                                2,310,332
EQUIPMENT

MEDIA & LEISURE - 7.5%

BROADCASTING - 3.4%

Cablevision Systems Corp.         4,200                     210,788
Class A (a)

CBS Corp.                         14,400                    471,600

Comcast Corp. Class A             9,300                     545,794
(special)

MediaOne Group, Inc.              4,400                     206,800

Time Warner, Inc.                 6,000                     372,375

                                                            1,807,357

ENTERTAINMENT - 1.3%

Disney (Walt) Co.                 15,500                    465,000

Tele-Communications, Inc.         10,800                    254,475
(TCI Ventures Group) Series
A (a)

                                                            719,475

PUBLISHING - 1.9%

New York Times Co. (The)          13,700                    475,219
Class A

Tribune Co.                       7,900                     521,400

                                                            996,619

RESTAURANTS - 0.9%

McDonald's Corp.                  6,600                     505,725

TOTAL MEDIA & LEISURE                                       4,029,176

NONDURABLES - 10.6%

BEVERAGES - 3.8%

Anheuser-Busch Companies,         6,800                     446,250
Inc.

Cadbury Schweppes PLC ADR         2,600                     180,050



                                 SHARES                    VALUE (NOTE 1)

Coca-Cola Co. (The)               13,900                   $ 929,563

PepsiCo, Inc.                     11,900                    487,156

                                                            2,043,019

FOODS - 1.8%

Heinz (H.J.) Co.                  5,000                     283,125

Hershey Foods Corp.               2,800                     174,125

Quaker Oats Co.                   4,400                     261,800

Raisio Group PLC                  5,100                     56,012

Sara Lee Corp.                    5,800                     163,488

                                                            938,550

HOUSEHOLD PRODUCTS - 3.0%

Clorox Co.                        1,700                     198,581

Colgate-Palmolive Co.             1,000                     92,875

Gillette Co.                      10,600                    512,113

Procter & Gamble Co.              8,500                     776,156

                                                            1,579,725

TOBACCO - 2.0%

Philip Morris Companies, Inc.     20,400                    1,091,400

TOTAL NONDURABLES                                           5,652,694

RETAIL & WHOLESALE - 7.1%

APPAREL STORES - 1.0%

Abercrombie & Fitch Co. Class     4,505                     318,729
A (a)

Gap, Inc.                         3,750                     210,938

                                                            529,667

DRUG STORES - 0.9%

CVS Corp.                         3,500                     192,500

Walgreen Co.                      4,700                     275,244

                                                            467,744

GENERAL MERCHANDISE STORES -
2.9%

Dayton Hudson Corp.               5,700                     309,225

Federated Department Stores,      8,800                     383,350
Inc. (a)

Wal-Mart Stores, Inc.             10,800                    879,525

                                                            1,572,100

GROCERY STORES - 0.9%

Safeway, Inc. (a)                 7,900                     481,406

RETAIL & WHOLESALE,
MISCELLANEOUS - 1.4%

Castorama Dubois                  400                       91,238
Investissements SA

Home Depot, Inc.                  7,300                     446,669

Staples, Inc. (a)                 5,000                     218,438

                                                            756,345

TOTAL RETAIL & WHOLESALE                                    3,807,262

SERVICES - 1.4%

ADVERTISING - 1.4%

DoubleClick, Inc. (a)             4,500                     205,031

Omnicom Group, Inc.               4,500                     261,000

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

SERVICES - CONTINUED

ADVERTISING - CONTINUED

Outdoor Systems, Inc. (a)         6,150                    $ 184,500

WPP Group PLC sponsored ADR       1,900                     117,325

                                                            767,856

TECHNOLOGY - 23.5%

COMMUNICATIONS EQUIPMENT - 3.8%

Ascend Communications, Inc.       4,500                     295,875
(a)

Cisco Systems, Inc. (a)           10,425                    967,570

Lucent Technologies, Inc.         7,100                     781,000

                                                            2,044,445

COMPUTER SERVICES & SOFTWARE
- 7.6%

Amazon.com, Inc. (a)              500                       160,625

America Online, Inc.              3,400                     544,000

Computer Associates               3,500                     149,188
International, Inc.

Compuware Corp. (a)               1,800                     140,625

Electronic Data Systems Corp.     3,200                     160,800

Equifax, Inc.                     3,600                     123,075

First Data Corp.                  10,400                    329,550

Microsoft Corp. (a)               14,900                    2,066,428

Oracle Corp. (a)                  5,500                     237,188

Siebel Systems, Inc. (a)          3,600                     122,175

                                                            4,033,654

COMPUTERS & OFFICE EQUIPMENT
- 5.7%

Compaq Computer Corp.             15,600                    654,225

Dell Computer Corp. (a)           9,800                     717,238

EMC Corp. (a)                     4,200                     357,000

Gateway 2000, Inc. (a)            1,600                     81,900

Hewlett-Packard Co.               6,100                     416,706

International Business            2,800                     517,300
Machines Corp.

Pitney Bowes, Inc.                2,600                     171,763

Tech Data Corp. (a)               2,900                     116,725

                                                            3,032,857

ELECTRONIC INSTRUMENTS - 1.2%

Applied Materials, Inc. (a)       6,400                     273,200

KLA-Tencor Corp. (a)              4,500                     195,188

Perkin-Elmer Corp.                2,000                     195,125

                                                            663,513

ELECTRONICS - 5.2%

Altera Corp. (a)                  4,600                     280,025

Intel Corp.                       12,500                    1,482,031

Micron Technology, Inc. (a)       4,500                     227,531

Motorola, Inc.                    4,300                     262,569

Texas Instruments, Inc.           4,600                     393,588

Vitesse Semiconductor Corp.       2,800                     127,750
(a)

                                                            2,773,494

TOTAL TECHNOLOGY                                            12,547,963

UTILITIES - 5.1%

CELLULAR - 0.7%

AirTouch Communications, Inc.     4,900                     353,413
(a)



                                 SHARES                    VALUE (NOTE 1)

ELECTRIC UTILITY - 0.2%

CMS Energy Corp.                  2,400                    $ 116,250

TELEPHONE SERVICES - 4.2%

ALLTEL Corp.                      2,600                     155,513

AT&T Corp.                        6,100                     459,025

Bell Atlantic Corp.               1,900                     107,944

BellSouth Corp.                   3,000                     149,625

Global TeleSystems Group,         3,600                     200,700
Inc. (a)

MCI WorldCom, Inc. (a)            16,751                    1,201,884

                                                            2,274,691

TOTAL UTILITIES                                             2,744,354

TOTAL COMMON STOCKS                                         50,610,543
(Cost $42,413,752)

CASH EQUIVALENTS - 5.3%



Taxable Central Cash Fund (b)     2,850,372                 2,850,372
(Cost $2,850,372)

TOTAL INVESTMENT IN                                         $ 53,460,915
SECURITIES - 100%
(Cost $45,264,124)

LEGEND

(a) Non-income producing

(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.80%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $59,909,345 and $30,436,435, respectively (see Note 3 of Notes to Financial Statements).

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company or Travelers Asset Management International Corporation. The commissions paid to these affiliated firms were $9,077 and $0, respectively, for the period (see Note 4 of Notes to Financial
Statements).

INCOME TAX INFORMATION

At December 31, 1998, the aggregate cost of investment securities for income tax purposes was $45,475,314. Net unrealized appreciation aggregated $7,985,601, of which $8,907,473 related to appreciated investment securities and $921,872 related to depreciated investment securities.

The fund hereby designates approximately $1,229,000 as a capital gain dividend for the purpose of the dividend paid deduction.

LARGE CAP PORTFOLIO

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
                                         DECEMBER 31, 1998

ASSETS

Investment in securities, at              $ 53,460,915
value  (cost $45,264,124) -
See accompanying schedule

Cash                                       34,186

Receivable for fund shares                 94,628
sold

Dividends receivable                       43,331

Interest receivable                        11,517

 TOTAL ASSETS                              53,644,577

LIABILITIES

Payable for investments        $ 944,426
purchased

Payable for fund shares         36,277
redeemed

Accrued management fee          24,671

Other payables and  accrued     40,182
expenses

 TOTAL LIABILITIES                         1,045,556

NET ASSETS                                $ 52,599,021

Net Assets consist of:

Paid in capital                           $ 43,661,627

Undistributed net investment               10,182
income

Accumulated undistributed net              730,352
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                8,196,860
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS, for 3,016,792                 $ 52,599,021
shares outstanding

NET ASSET VALUE, offering                  $17.44
price  and redemption price
per share ($52,599,021
(divided by) 3,016,792
shares)

STATEMENT OF OPERATIONS
                                     YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME                            $ 245,464
Dividends

Interest                                      85,999

 TOTAL INCOME                                 331,463

EXPENSES

Management fee                   $ 210,887

Transfer agent fees               7,920

Accounting fees and expenses      60,099

Non-interested trustees'          4,833
compensation

Custodian fees and expenses       21,510

Registration fees                 384

Audit                             34,401

Legal                             2,953

Miscellaneous                     5,533

 Total expenses before            348,520
reductions

 Expense reductions               (83,136)    265,384

NET INVESTMENT INCOME                         66,079

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            2,954,872

 Foreign currency transactions    (493)       2,954,379

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            6,971,478

 Assets and liabilities in        69          6,971,547
foreign currencies

NET GAIN (LOSS)                               9,925,926

NET INCREASE (DECREASE) IN                   $ 9,992,005
NET ASSETS RESULTING FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       YEAR ENDED DECEMBER 31, 1998  YEAR ENDED DECEMBER 31, 1997
ASSETS

Operations Net investment        $ 66,079                      $ 32,734
income

 Net realized gain (loss)         2,954,379                     184,372

 Change in net unrealized         6,971,547                     879,845
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       9,992,005                     1,096,951
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (55,404)                      (32,734)
From net investment income

 From net realized gain           (2,224,055)                   (225,320)

 TOTAL DISTRIBUTIONS              (2,279,459)                   (258,054)

Share transactions Net            36,122,003                    7,699,498
proceeds from sales of shares

 Reinvestment of distributions    2,279,459                     258,054

 Cost of shares redeemed          (5,584,574)                   (138,346)

 NET INCREASE (DECREASE) IN       32,816,888                    7,819,206
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE)       40,529,434                    8,658,103
IN NET ASSETS

NET ASSETS

 Beginning of period              12,069,587                    3,411,484

 End of period (including        $ 52,599,021                  $ 12,069,587
undistributed net investment
income of $10,182 and $0,
respectively)

OTHER INFORMATION
Shares

 Sold                             2,333,777                     582,424

 Issued in reinvestment of        137,185                       20,100
distributions

 Redeemed                         (348,188)                     (10,566)

 Net increase (decrease)          2,122,774                     591,958

SEE ACCOMPANYING NOTES WHICH
ARE AN INTEGRAL PART OF THE
FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                                 YEARS ENDED DECEMBER 31,

SELECTED PER-SHARE DATA          1998                      1997      1996 D

Net asset value, beginning of    $ 13.50                   $ 11.29   $ 10.00
period

Income from Investment
Operations

 Net investment income            .04 G                     .07 G     .04

 Net realized and unrealized      4.73                      2.54      1.29
gain (loss)

 Total from investment            4.77                      2.61      1.33
operations

Less Distributions

 From net investment income       (.02)                     (.04)     (.04)

 From net realized gain           (.81)                     (.36)     -

 Total distributions              (.83)                     (.40)     (.04)

Net asset value, end of period   $ 17.44                   $ 13.50   $ 11.29

TOTAL RETURN B, C                 35.65%                    23.41%    13.30%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 52,599                  $ 12,070  $ 3,411
(000 omitted)

Ratio of expenses to average      .95% E                    .95% E    .95% A, E
net assets

Ratio of expenses to average      .94% F                    .95%      .95% A
net assets after expense
reductions

Ratio of net investment           .23%                      .55%      .98% A
income to average net assets

Portfolio turnover rate           112%                      60%       57% A


A ANNUALIZED B TOTAL RETURNS
FOR PERIODS OF LESS THAN ONE
YEAR ARE NOT ANNUALIZED AND
DO NOT REFLECT CHARGES
ATTRIBUTABLE TO INSURANCE
COMPANY SEPARATE ACCOUNTS.
INCLUSION OF THESE CHARGES
WOULD REDUCE THE TOTAL
RETURNS SHOWN. C THE TOTAL
RETURNS WOULD HAVE BEEN
LOWER HAD CERTAIN EXPENSES
NOT BEEN REDUCED DURING THE
PERIODS SHOWN (SEE NOTE 5 OF
NOTES TO FINANCIAL
STATEMENTS). D FOR THE
PERIOD AUGUST 30, 1996
(COMMENCEMENT OF SALE OF
SHARES) TO DECEMBER 31,
1996. E THE TRAVELERS AGREED
TO REIMBURSE A PORTION OF
THE FUND'S EXPENSES DURING
THE PERIOD. WITHOUT THIS
REIMBURSEMENT, THE FUND'S
EXPENSE RATIO WOULD HAVE
BEEN 1.23%, 2.65% AND 4.57%
(ANNUALIZED) FOR 1998, 1997
AND 1996, RESPECTIVELY (SEE
NOTE 5 OF NOTES TO FINANCIAL
STATEMENTS). F THE TRAVELERS
HAS ENTERED INTO VARYING
ARRANGEMENTS WITH THIRD
PARTIES WHO EITHER PAID OR
REDUCED A PORTION OF THE
FUND'S EXPENSES (SEE NOTE 5
OF NOTES TO FINANCIAL
STATEMENTS). G NET
INVESTMENT INCOME PER SHARE
HAS BEEN CALCULATED BASED ON
AVERAGE SHARES OUTSTANDING
DURING THE PERIOD.

NOTES TO FINANCIAL STATEMENTS

For the period ended December 31, 1998

1. SIGNIFICANT ACCOUNTING POLICIES.

Equity Income Portfolio and Large Cap Portfolio (the funds) are funds of The Travelers Series Trust (the trust). The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. Each fund is authorized to issue an unlimited number of shares. Shares of each fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the funds:

SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

FOREIGN CURRENCY TRANSLATION. The accounting records of the funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchase and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, each fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for the fiscal year. The schedules of investments include information regarding income taxes under the caption "Income Tax Information."

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions and losses deferred due to wash sales.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

FOREIGN CURRENCY CONTRACTS. Certain funds use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the funds may invest in the Taxable Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in U.S. Treasury securities and repurchase agreements for these securities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the funds are recorded as interest income in the accompanying financial statements.

RESTRICTED SECURITIES. Certain funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions

2. OPERATING POLICIES - CONTINUED

RESTRICTED SECURITIES - CONTINUED

exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.

3. PURCHASES AND SALES OF INVESTMENTS.

Information regarding purchases and sales of securities (other than short-term securities), is included under the caption "Other
Information" at the end of each applicable fund's schedule of investments.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As each fund's investment adviser, Travelers Asset Management International Corporation (TAMIC), an affiliate of Citigroup, Inc. (formerly The Travelers Group) (The Travelers), receives a fee that is computed daily at an annual rate of .75% of each fund's average net assets. TAMIC, on behalf of each fund, has entered into a sub-advisory agreement with FMR. For its services as each fund's sub-adviser, FMR is paid a portion of TAMIC's management fee that is computed at an annual rate of .45% of each fund's average net assets.

TRANSFER AGENT FEES. The Travelers Insurance Company, (The Travelers, an affiliate of Citigroup), is each fund's transfer, dividend disbursing, and shareholder servicing agent. The trust, on behalf of each fund, has entered into a sub-arrangement with Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, under which FIIOC performs each fund's transfer, dividend disbursing, and shareholder servicing agent functions. For its services, FIIOC receives account fees and asset-based fees that vary according to account size and type of account.

ACCOUNTING FEES. The trust, on behalf of each fund, has entered into a service agent agreement with Fidelity Service Company, Inc. (FSC), an affiliate of FMR, under which FSC maintains each fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

BROKERAGE COMMISSIONS. The funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of FMR or TAMIC. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of each applicable fund's schedule of investments.

5. EXPENSE REDUCTIONS.

The Travelers voluntarily agreed to reimburse each fund's operating expenses above an annual rate of .95% of average net assets. For the period, the reimbursement reduced the expenses by $71,761 and $79,567 for Equity Income Portfolio and Large Cap Portfolio, respectively. Through an arrangement between The Travelers and Fidelity Investments Institutional Services Co., Inc. (FIIS), an affiliate of FMR, FIIS has agreed to pay the Travelers a portion of these reimbursements.

The Travelers have directed certain portfolio trades to brokers who paid a portion of each applicable fund's expenses. For the period, the expenses were reduced by $3,593 and $3,311 for Equity Income Portfolio and Large Cap Portfolio, respectively, under this arrangement.

In addition, the funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, custodian fees were reduced by $342 and $258 for Equity Income Portfolio, and Large Cap Portfolio, respectively, under this arrangement.

6. BENEFICIAL INTEREST.

At the end of the period, Citigroup, its affiliates and Separate
Accounts of The Travelers were record owners of 100% of the total outstanding shares of the fund.

REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Travelers Series Trust and the Shareholders of
Equity Income Portfolio and Large Cap Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Equity Income Portfolio and Large Cap Portfolio (funds of The Travelers Series Trust) at December 31, 1998, and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the The Travelers Series Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 11, 1999

DISTRIBUTIONS

The Board of Trustees of Travelers Series Trust voted to pay to shareholders of record at the opening of business on record date, the following distributions derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

              PAY DATE  RECORD DATE  DIVIDENDS  CAPITAL GAINS

Equity Income 2/5/99    2/5/99       -          $.03
Large Cap     2/5/99    2/5/99       -          $.26

The fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividend.

INVESTMENT ADVISER

Travelers Asset Management International Corporation
Hartford, Connecticut

INVESTMENT SUB-ADVISER

Fidelity Management & Research Company
Boston, Massachusetts

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
Boston, Massachusetts

TRANSFER AGENT AND SHAREHOLDER SERVICING AGENT

Fidelity Investments Institutional Operations Company, Inc.

CUSTODIAN

Brown Brothers Harriman & Co.
Boston, Massachusetts

This report is prepared for the general information of contract owners and is not an offer of shares of The Travelers Series Trust: Equity Income Portfolio or Large Cap Portfolio. It should not be used in connection with any offer except in conjunction with the Prospectuses for the Variable Annuity Insurance products offered by the Travelers Insurance Company or the Travelers Life and Annuity Company and the prospectuses for the underlying funds, which collectively contain all pertinent information, including the applicable sales commissions.